UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

New Century Equity Holdings Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

    Payment of Filing Fee (Check the appropriate box):
☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: common stock of New Century Equity Holdings Corp., par value $0.01 per share

(2)	Aggregate number of securities to which transaction applies: 62,550,606 shares of common stock of New Century Equity Holdings Corp.

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Filing fee of $910.00 based on (i) $8,131,579 (the value of 62,550,606 shares of common stock of New Century Equity Holdings Corp. at the average of the bid and ask prices reported as of October 7, 2008 ($0.13)); and (ii) $15,000,000 in cash.

(4)	Proposed maximum aggregate value of transaction: $30,000,000

(5)	Total fee paid: $910.00

☐  Fee paid previously with preliminary materials:

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY COPY-SUBJECT TO COMPLETION, DATED OCTOBER 14, 2008

            [•], 2008

Dear Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of New Century Equity Holdings Corp. (the “Company”).  The Annual Meeting will be held on [•], 2008, at [•] local time, at the Company’s offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, or at any adjournment or postponement thereof.

Please take note that the purpose of this year’s Annual Meeting is not only to elect directors and ratify the appointment of auditors as in prior annual meetings but to also allow our stockholders to consider and approve our proposed acquisition of Wilhelmina International, Ltd. and its affiliated entities and various amendments to our Certificate of Incorporation and Bylaws. We therefore urge you to carefully consider the information contained in the accompanying Notice of Annual Meeting and Proxy Statement and vote your shares at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please mark, sign, date and promptly return the enclosed proxy card in the prepaid envelope provided.  Returning the proxy card will not deprive you of your right to attend the Annual Meeting.  If you attend the Annual Meeting, you may withdraw your proxy and vote your shares in person at the Annual Meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company.  We look forward to seeing you at the Annual Meeting.

            Sincerely,

            Mark E. Schwarz
            Chairman of the Board

PRELIMINARY COPY-SUBJECT TO COMPLETION, DATED OCTOBER 14, 2008

This Notice of Annual Meeting and Proxy Statement is dated [•], 2008 and is being distributed to New Century stockholders on or about [•], 2008.

NEW CENTURY EQUITY HOLDINGS CORP.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
(214) 661-7488

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

TO THE STOCKHOLDERS OF NEW CENTURY EQUITY HOLDINGS CORP.:

NOTICE IS HEREBY GIVEN that the 2008 annual meeting of stockholders of New Century Equity Holdings Corp. (“New Century”, the “Company”, “us”, “we” or “our”), a Delaware corporation, will be held at [•], local time, on [•], 2008, at the Company’s offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, or any adjournment or postponement thereof (the “Annual Meeting”).  You are cordially invited to attend the Annual Meeting, which will be held for the following purposes:

(1)           to consider and vote upon a proposal to approve our acquisition of Wilhelmina International, Ltd. and its affiliated entities (the “Acquisition Proposal”);

(2)           to consider and vote upon a proposal to approve and adopt an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to change our name from “New Century Equity Holdings Corp.” to “Wilhelmina International, Inc.” (the “Name Change Proposal”);

(3)           to consider and vote upon a proposal to approve and adopt an amendment to the Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.01 per share (the “Common Stock”) from 75,000,000 to 250,000,000 (the “Capitalization Proposal”);

(4)           to consider and vote upon a proposal to grant authority to our Board of Directors (the “Board” or “Board of Directors”) to effect at any time prior to December 31, 2009 a reverse stock split of our Common Stock at a ratio within the range from one-for-ten to one-for-thirty, with the exact ratio to be set at a whole number within this range to be determined by our Board of Directors in its discretion  (the “Reverse Stock Split Proposal”);

(5)           to consider and vote upon a proposal to approve and adopt an amendment to the Certificate of Incorporation and our Bylaws (the “Bylaws”) to provide for the annual election of directors (the “Declassification Proposal”);

(6)           to elect the following number of directors to our Board of Directors (the “Director Proposal”):

(a)	seven directors in the event that both the Acquisition Proposal and the Declassification Proposal are approved;

(b)	three directors in the event that the Acquisition Proposal is not approved and the Declassification Proposal is approved;

(c)	five directors in the event that the Acquisition Proposal is approved and the Declassification Proposal is not approved; or

(d)	one director in the event that neither the Acquisition Proposal nor the Declassification Proposal is approved;

(7)           to ratify the appointment of Burton McCumber & Cortez, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2008 (the “Auditor Proposal”);

(8)           to consider and vote upon a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit the further solicitation and voting of proxies if, based upon the tabulated vote at the time of the Annual Meeting, any of the foregoing proposals have not been approved (the “Adjournment Proposal”); and

(9)           to consider such other business as may properly be brought before the Annual Meeting.

These items of business are described in this proxy statement, which we encourage you to read in its entirety before voting.  Only holders of record of our Common Stock at the close of business on November 4, 2008 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote and have their votes counted at the Annual Meeting.

Both the Acquisition Proposal and the Declassification Proposal must be approved by the holders of not less than 66-2/3% of the outstanding shares of our Common Stock entitled to vote thereon.  Each of the Name Change Proposal, the Capitalization Proposal and the Reverse Stock Split Proposal must be approved by the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon.  The Auditor Proposal and the Adjournment Proposal must be approved by a majority of the votes cast thereon and represented at the Annual Meeting.  With respect to the Director Proposal, those director nominees who receive a plurality of votes cast will be elected.  Approval of the Name Change Proposal, the Capitalization Proposal and the Reverse Stock Split Proposal are conditioned upon the approval of the Acquisition Proposal.

Your broker, bank or nominee cannot vote your shares on any proposal unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.  If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Abstentions and broker non-votes, though considered present for the purposes of establishing a quorum, will have the same effect as a vote “AGAINST” each of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal and the Declassification Proposal.  Abstentions (or withhold votes in the case of the Director Proposal) and broker non-votes will have no effect on the Director Proposal, the Auditor Proposal and the Adjournment Proposal.

After careful consideration, a majority of our Board has determined that each of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal, the Declassification Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal is fair to and in the best interests of the Company and its stockholders.

A majority of our Board recommends that you vote or give instruction to vote “FOR” the approval of each of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal, the Declassification Proposal, the Auditor Proposal and the Adjournment Proposal and “FOR” the election of each of the director nominees as set forth in the Director Proposal.

ii

All our stockholders are cordially invited to attend the Annual Meeting in person.  To ensure your representation at the Annual Meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible.  If you are a stockholder of record of our Common Stock, you may also cast your vote in person at the Annual Meeting.  If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker or bank.  If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against each of the abovementioned proposals other than the Director Proposal, the Auditor Proposal and the Adjournment Proposal.

A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Your vote is important regardless of the number of shares you own.  Whether you plan to attend the Annual Meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

Thank you for your participation.  We look forward to your continued support.

        By Order of the Board of Directors

        Mark E. Schwarz
        Chairman of the Board

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SEE “RISK FACTORS” ON PAGE 28 OF THIS PROXY STATEMENT FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE PROPOSALS.

iii

Vote Required	140

Proposal No. 7 Ratification of Appointment of Independent Registered Public Accounting Firm	141
Proposal No. 8 Adjournment of the Annual Meeting if Necessary	143
Corporate Governance	144
Executive Compensation	147
Audit Committee Report	149
Stockholder Proposals	150
Where You Can Find More Information	151
Index to Financial Statements	FS-1

Annex A – Acquisition Agreement	A-1
Annex B – Registration Rights Agreement	B-1
Annex C – Purchase Agreement	C-1
Annex D – Mutual Support Agreement	D-1
Annex E – Form of Escrow Agreement	E-1
Annex F – Forms of Certificates of Amendment to Amended and Restated Certificate of Incorporation	F-1
Annex G – Form of Amendment to Bylaws	G-1
Annex H – Audit Committee Charter	I-1

SUMMARY OF THE MATERIAL TERMS OF THE ACQUISITION

This Summary of the Material Terms of the Acquisition, together with the section entitled “Questions and Answers About the Proposals,” summarizes certain material information contained in this proxy statement.  You should carefully read this entire proxy statement for a more complete understanding of the matters to be considered at the 2008 annual meeting of stockholders of New Century Equity Holdings Corp.

Parties to the Acquisition

•
The parties to the Acquisition Agreement (as defined below) are New Century, Wilhelmina Acquisition Corp., a wholly owned subsidiary of the Company (“Wilhelmina Acquisition” or “Merger Sub”), Dieter Esch (“Esch”), Lorex Investments AG (“Lorex”), Brad Krassner (“Krassner”), Krassner Family Investments, L.P. (“Krassner L.P.” and together with Esch, Lorex and Krassner, the “Control Sellers”), Wilhelmina International, Ltd. (“Wilhelmina International”), Wilhelmina – Miami, Inc. (“Wilhelmina Miami”), Wilhelmina Artist Management LLC (“WAM”), Wilhelmina Licensing LLC (“Wilhelmina Licensing”), Wilhelmina Film & TV Productions LLC (“Wilhelmina TV” and together with Wilhelmina International, Wilhelmina Miami, WAM and Wilhelmina Licensing, the “Wilhelmina Companies”) Sean Patterson (“Patterson”), and the stockholders of Wilhelmina Miami (the “Miami Holders” and together with the Control Sellers and Patterson, the “Sellers”).

•
The Control Sellers own all of the equity interests in Wilhelmina International, Wilhelmina Licensing and WAM, and a majority of the equity interests in Wilhelmina TV and Wilhelmina Miami.  Patterson owns a minority equity interest in Wilhelmina TV.

•
New Century, formerly known as Billing Concepts Corp., was incorporated in the State of Delaware in 1996 and for the past few years has been seeking to redeploy its assets to enhance stockholder value and has been analyzing and evaluating potential acquisition and merger candidates.  New Century currently has an investment in ACP Investments L.P. (d/b/a Ascendant Capital Partners), an alternative asset management company.  This investment currently represents the Company’s sole operating business.

•
The Wilhelmina Companies provide modeling and talent management services, specializing in the representation and placement of models, entertainers, artists, athletes and other “talent” and celebrities, to various customers and clientele including retailers, designers, advertising agencies and catalog companies.

See “Proposal No. 1 – Approval of the Acquisition – Description of New Century” beginning on page 57 and “Proposal No. 1 – Approval of the Acquisition – Description of the Wilhelmina Companies” beginning on page 65.

Structure of the Merger

•
Pursuant to the terms of an agreement entered into by the abovementioned parties (the “Acquisition Agreement”), Wilhelmina Acquisition will merge with and into Wilhelmina International in a stock-for-stock transaction, as a result of which Wilhelmina International will become a wholly owned subsidiary of the Company, and the Company will purchase the outstanding equity interests of the remaining Wilhelmina Companies for cash (the “Acquisition”).  See “Proposal No. 1 – Approval of the Acquisition – Acquisition Agreement – General” beginning on page 83.

Acquisition Consideration

•
At the closing of the Acquisition Agreement (the “Closing”), the Company will pay an aggregate purchase price of $30,000,000 in connection with the Acquisition, of which $24,000,000 will be paid for the outstanding equity interests of the Wilhelmina Companies and $6,000,000 in cash will repay the outstanding balance of a note held by a Control Seller.  The purchase price includes $15,000,000 of Common Stock of New Century, valued at book value as of July 31, 2008 (which the parties agreed is $0.247 per share of Common Stock, subject to adjustment) to be issued in connection with the merger of Wilhelmina Acquisition with and into Wilhelmina International.  The remaining $9,000,000 of cash will be paid to acquire the equity interests of the remaining Wilhelmina Companies.

•
The purchase price is subject to certain post-closing adjustments, which will be effected against a total of $4,600,000 of Common Stock that will be held in escrow pursuant to the Acquisition Agreement (the “Seller Restricted Shares”).  The $30,000,000 to be paid at Closing, less $4,500,000 of Common Stock to be held in escrow in respect of the “core business” purchase price adjustment, provides for a floor purchase price of $25,500,000 (which amount may be further reduced in connection with certain indemnification matters).  The shares of Common Stock held in escrow may be repurchased by the Company for a nominal amount, subject to certain earnouts and offsets.  See “Proposal No. 1 – Approval of the Acquisition – Acquisition Agreement – Acquisition Consideration” beginning on page 84.

•
The shares held in escrow support earnout offsets and indemnification obligations of the Sellers.  The Sellers will be required to leave in escrow, through 2011, any stock “earned” following resolution of “core” adjustment, up to a total value of $1,000,000.  Losses at WAM and Wilhelmina Miami, respectively, can be offset against any positive earnout with respect to the other Wilhelmina Company.  Losses in excess of earnout amounts could also result in the repurchase of the remaining shares of Common Stock held in escrow for a nominal amount.   Working capital deficiencies may also reduce positive earnout amounts.  The earnouts are payable in 2011.  See “Proposal No. 1 – Approval of the Acquisition – Acquisition Agreement – Acquisition Consideration” beginning on page 84.

Conditions to Closing of the Acquisition Agreement

•	The parties plan to consummate the Acquisition and effect the Closing provided that:

o	New Century’s stockholders approve the Acquisition Proposal and the Capitalization Proposal;

o	there are not any legal restraints preventing, prohibiting or rendering illegal the consummation of the Acquisition;

o
there are not any legal proceedings or orders seeking to restrain or to invalidate the Acquisition or otherwise questioning the validity of the Acquisition Agreement or any of the related documents, which could reasonably be expected to result in a material adverse effect on the Wilhelmina Companies or New Century; and

o
the other conditions precedent to the Closing specified in the Acquisition Agreement have been satisfied or waived.  See “Proposal No. 1 – Approval of the Acquisition – Acquisition Agreement – Closing Conditions” beginning on page 96.

Indemnification

•
Subject to certain limitations and in varying amounts, Esch, Krassner and each other Seller will indemnify, defend and hold harmless New Century, Wilhelmina Acquisition and their respective directors, officers, employees, agents, attorneys and stockholders (collectively, the “Purchaser Group”) in respect of claims or losses incurred by the Purchaser Group, in connection with any breach or non-fulfillment of any representation, warranty, covenant, agreement or obligation by or of the Wilhelmina Companies, the Control Sellers or the other Sellers in the Acquisition Agreement or any related document.

•
Additionally, subject to certain limitations, New Century will indemnify, defend and hold harmless the Sellers and their respective directors, officers, employees, agents, attorneys and stockholders (collectively, the “Seller Group”) in respect of any and all claims or losses incurred by the Seller Group, in connection with any breach or non-fulfillment of any representation, warranty, covenant, agreement or obligation by or of New Century or Wilhelmina Acquisition in the Acquisition Agreement or any related document.

See “Proposal No. 1 – Approval of the Acquisition – Acquisition Agreement – Indemnification” beginning on page 99.

Termination of the Acquisition Agreement

•	The Acquisition Agreement may be terminated prior to the Closing as follows:

o	by mutual written consent of the Wilhelmina Companies and the Control Sellers on the one hand and New Century on the other hand;

o
at the election of the Control Sellers or New Century if the Closing has not occurred on or before (i) December 20, 2008, provided New Century does not receive comments from the Securities and Exchange Commission (the “SEC”) with respect to this proxy statement, or (ii) February 15, 2009 in the event New Century does receive comments from the SEC with respect to this proxy statement; provided that this right to terminate will not be available if the terminating party’s actions or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a breach of the Acquisition Agreement;

o
at the election of the Control Sellers or New Century if the Acquisition Proposal and the Capitalization Proposal have not been approved at the stockholder meeting of New Century at which such proposals are voted on;

o
at the election of the Control Sellers if the Board of New Century has changed its recommendation with respect to the requisite proposals to be submitted at a stockholder meeting of New Century in a manner adverse to the Sellers and the Wilhelmina Companies; or

o	in certain other events at the election of one of or either the Control Sellers or New Century, as specified in the Acquisition Agreement.

•
In the event that (i) either New Century or the Control Sellers validly terminates the Acquisition Agreement as a result of the failure of New Century to obtain the requisite approvals at a stockholder meeting held for that purpose, or (ii) the Control Sellers validly terminate the Acquisition Agreement as a result of the Board of New Century changing its recommendations with respect to the requisite proposals to be submitted at the stockholder meeting of New Century in a manner adverse to the Sellers and the Wilhelmina Companies, New Century will pay to the Control Sellers their expenses incurred in connection with the Acquisition up to a maximum of $150,000.

See “Proposal No. 1 – Approval of the Acquisition – Acquisition Agreement – Termination” beginning on page 100.

Registration Rights Agreement

•
In connection with the Acquisition Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Control Sellers and Patterson (collectively, the “Registration Rights Holders”).  Pursuant to the Registration Rights Agreement, effective upon the Closing, the Registration Rights Holders will obtain certain demand and piggyback registration rights with respect to the Common Stock to be issued to the Registration Rights Holders under the Acquisition Agreement.  The Registration Rights Agreement contains certain indemnification provisions for the benefit of the Company and the Registration Rights Holders, as well as certain other customary provisions.  See “Proposal No. 1 – Approval of the Acquisition – Other Transaction Documents – Registration Rights Agreement” beginning on page 101.

Equity Financing Agreement

•
Concurrently with the execution of the Acquisition Agreement, the Company entered into a purchase agreement (the “Equity Financing Agreement”) with Newcastle Partners, L.P., a Texas limited partnership (“Newcastle”), which currently owns 19,380,768 shares or approximately 36% of the outstanding Common Stock, for the purpose of obtaining financing to complete the transactions contemplated by the Acquisition Agreement.  Pursuant to the Equity Financing Agreement, subject to and conditioned upon the closing of the Acquisition Agreement, the Company will sell to Newcastle $3,000,000 of shares of Common Stock at $0.247 per share, or approximately (but slightly higher than) the per share price applicable to the Common Stock issuable under the Acquisition Agreement (the “Financing Transaction”).  In addition, under the Equity Financing Agreement, Newcastle committed to purchase, at the Company’s election at any time or times prior to six months following the Closing, up to an additional $2,000,000 of Common Stock on the same terms.  The Equity Financing Agreement is subject to certain other conditions, including the parties’ entry into a registration rights agreement upon the closing of the Acquisition Agreement, pursuant to which Newcastle will be granted certain demand and piggyback registration rights with respect to the Common Stock it holds, including the Common Stock issuable under the Equity Financing Agreement.  See “Proposal No. 1 – Approval of the Acquisition – Other Transaction Documents – Equity Financing Agreement” beginning on page 103.

Mutual Support Agreement

•
Concurrently with the execution of the Acquisition Agreement, Newcastle and the Control Sellers entered into a mutual support agreement (the “Mutual Support Agreement”), pursuant to which Newcastle agreed to vote its shares of Common Stock in favor of the Acquisition Agreement and related proposals at a meeting of the Company’s stockholders to be held for the purpose of approving the transactions contemplated under the Acquisition Agreement.  The parties to the Mutual Support Agreement agreed, effective upon the Closing, (i) to use their commercially reasonable efforts to cause their representatives serving on the Board to vote to nominate and recommend the election of individuals designated by such parties (three designees of Newcastle, one designee of Esch and one designee of Krassner (collectively, the “Designees”)) and, in the event the Board appoints directors without stockholder approval, to use their commercially reasonable efforts to cause their representatives on the Board to appoint the Designees to the Board, (ii) to vote their shares of Common Stock to elect the Designees at any meeting of the Company’s stockholders or pursuant to any action by written consent in lieu of a meeting pursuant to which directors are to be elected to the Board, and (iii) not to propose, and to vote their Common Stock against, any amendment to the Company’s Certificate of Incorporation or Bylaws, or the adoption of any other corporate measure, that frustrates or circumvents the provisions of the Mutual Support Agreement with respect to the election of the Designees.  The parties to the Mutual Support Agreement also agreed, effective upon the Closing, that for a period of three years thereafter the parties will use their commercially reasonable efforts to cause their representatives on the Board to vote to maintain the size of the Board at no more than nine persons, unless otherwise agreed to by the Designees.  See “Proposal No. 1 – Approval of the Acquisition – Other Transaction Documents – Mutual Support Agreement” beginning on page 104.

The Escrow Agreement

•
Pursuant to the terms of the Acquisition Agreement, the Control Sellers will enter into escrow agreements prior to the Closing of the Acquisition Agreement (one agreement for Esch and Lorex, and another separate agreement for Krassner and Krassner L.P.), a form of which is attached hereto as Annex E (the “Escrow Agreement” and once executed, each an “Escrow Agreement”) with respect to the Seller Restricted Shares.  While the Escrow Agreements remain effective, the Seller Restricted Shares may not be sold, exchanged, assigned, gifted, encumbered, pledged, mortgaged, set over, hypothecated, transferred or otherwise disposed of, whether voluntarily or involuntarily, or by operation of law by any of the Control Sellers, except with the express written consent of the Company.  The property required to be deposited with the escrow agent under the Escrow Agreements may be subject to repurchase by the Company in accordance with the terms of the Escrow Agreements based on certain adjustments with respect to the aggregate purchase price in connection with the Acquisition, indemnification obligations of the Control Sellers and loss offset provisions with respect to WAM and Wilhelmina Miami under the Acquisition Agreement.  See “Proposal No. 1 – Approval of the Acquisition – Other Transaction Documents – Escrow Agreement” beginning on page 105.

Post-Acquisition Board of Directors and Management

•
Upon the consummation of the Acquisition, Wilhelmina International will be a wholly owned subsidiary of the Company and will be the Company’s primary operating subsidiary.  The current executive management of the Company will not change as a result of the Acquisition.  The executive management of the Company will oversee the operations of the Wilhelmina International subsidiary along with Sean Patterson, the current President of Wilhelmina International, who will serve as the President of the subsidiary after the consummation of the Acquisition.  The Wilhelmina International subsidiary will also have other officers appointed in accordance with the Acquisition Agreement, however, these officers will not have any policy-making functions.  See “Proposal No. 1 – Approval of the Acquisition – Post-Acquisition Management and Ownership” beginning on page 114.

•
In the event that each of the Acquisition Proposal and the Declassification Proposal are approved, the following persons will stand for election to the Board:  Mark E. Schwarz, Jonathan Bren, James Risher, John Murray, Evan Stone, Dr. Hans-Joachim Bohlk and Derek Fromm.  In the event that the Acquisition Proposal is approved and the Declassification Proposal is not approved, the following persons will stand for election to the Board:  James Risher, John Murray, Evan Stone, Dr. Hans-Joachim Bohlk and Derek Fromm.  See “Proposal No. 6 – Election of Director Nominees” beginning on page 131.

•
Pursuant to the Acquisition Agreement, the effectiveness of the election of John Murray, Evan Stone, Dr. Hans-Joachim Bohlk and Derek Fromm to the Board is conditioned on the consummation of the Acquisition.  See “Proposal No. 6 – Election of Director Nominees” beginning on page 131.

Post-Acquisition Ownership

•	It is anticipated that, immediately following the consummation of the Acquisition, there will be 128,580,227 shares of Common Stock outstanding.

•
It is anticipated that, immediately following the consummation of the Acquisition, Newcastle, Esch and his affiliates, and Krassner and his affiliates, will own approximately 24.5%, 23.6% and 23.6% of the Common Stock outstanding, respectively.

See “Proposal No. 1 – Approval of the Acquisition – Post-Acquisition Management and Ownership” beginning on page 114.

Other Proposals to be Acted Upon at the Annual Meeting

•	In addition to considering and voting upon a proposal to approve our acquisition of Wilhelmina International and its affiliated entities, the Company’s stockholders will be asked to do the following:

o	consider and vote upon a proposal to approve and adopt an amendment to the Certificate of Incorporation to change our name from “New Century Equity Holdings Corp.” to “Wilhelmina International, Inc.”;

o	consider and vote upon a proposal to approve and adopt an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 250,000,000;

o
consider and vote upon a proposal to grant authority to our Board of Directors to effect at any time prior to December 31, 2009 a reverse stock split of our Common Stock at a ratio within the range from one-for-ten to one-for-thirty, with the exact ratio to be set at a whole number within this range to be determined by our Board in its discretion;

o	consider and vote upon a proposal to approve and adopt an amendment to the Certificate of Incorporation and Bylaws to provide for the annual election of directors;

o	to elect the following number of directors to our Board of Directors:

▪	seven directors in the event that both the Acquisition Proposal and the Declassification Proposal are approved;

▪	three directors in the event that the Acquisition Proposal is not approved and the Declassification Proposal is approved;

▪	five directors in the event that the Acquisition Proposal is approved and the Declassification Proposal is not approved; or

▪	one director in the event that neither the Acquisition Proposal nor the Declassification Proposal is approved;

o	to ratify the appointment of Burton McCumber & Cortez, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

o	to consider and vote upon a proposal to adjourn the Annual Meeting to a later date or dates.

See “Proposal No. 2 – Change of Name to ‘Wilhelmina International, Inc.’” beginning on page 121, “Proposal No. 3 – Increase in Number of Shares of Common Stock Authorized” beginning on page 122, “Proposal No. 4 – Authority to Effect Reverse Stock Split” beginning on page 124, “Proposal No. 5 – Provide For the Annual Election of Directors” beginning on page 130, “Proposal No. 6 – Election of Director Nominees” beginning on page 131, “Proposal No. 7 – Ratification of Appointment of Independent Registered Public Accounting Firm” beginning on page 141 and “Proposal No. 8 – Adjournment of the Annual Meeting if Necessary” beginning on page 143.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q:	Why did I receive this proxy statement?

A:
You are being asked to consider and vote upon the Acquisition Proposal, which, among other things, will result in Wilhelmina Acquisition merging with and into Wilhelmina International in a stock-for-stock transaction resulting in Wilhelmina International becoming a wholly owned subsidiary of the Company, and the Company purchasing the outstanding equity interests of the remaining Wilhelmina Companies for cash and possible earnout amounts.  You are also being asked to consider and vote upon the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal, the Declassification Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal.

A copy of the Acquisition Agreement is attached hereto as Annex A.  Copies of the Registration Rights Agreement, the Equity Financing Agreement, the Mutual Support Agreement and the Escrow Agreement are attached hereto as Annexes B, C, D and E, respectively.  The forms of Certificates of Amendment to the Certificate of Incorporation relating to the Name Change Proposal, Capitalization Proposal, Reverse Stock Split Proposal and Declassification Proposal are attached hereto as Annex F.  The form of Amendment to the Bylaws relating to the Declassification Proposal is attached hereto as Annex G.

Approval of the Capitalization Proposal, the Name Change Proposal and the Reverse Stock Split Proposal are conditioned upon the approval of the Acquisition Proposal.

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on November 4, 2008, the Record Date, and are entitled to vote at the Annual Meeting.

This proxy statement, along with either a proxy card or a voting instruction card, is being mailed to the Company’s stockholders beginning on or around [•].  This proxy statement summarizes the information you need to know to vote at the Annual Meeting.  You do not need to attend the Annual Meeting to vote your shares.

Q:	Why is the Company proposing the Acquisition Proposal?

A:
New Century is a company in transition.  The Company has been seeking to redeploy its assets to enhance stockholder value and has been seeking, analyzing and evaluating potential acquisition and merger candidates.  Based upon its evaluation, the Board, at a special meeting held on August 20, 2008 at which all of the directors were present, resolved by a vote of 3 directors in favor and 1 against to approve the Acquisition Agreement and the transactions contemplated thereby and to recommend to our stockholders that they vote in favor of the Acquisition.

In the course of reaching its recommendation, the Board consulted with management and outside legal counsel and considered a wide variety of factors it deemed relevant in connection with its evaluation of the Acquisition.  In reaching its determination that approving the Acquisition is in the best interests of the Company’s stockholders, a majority of the Board considered, among other things, the nature of the business of the Wilhelmina Companies, their operating results, the extent of due diligence conducted by the Company’s management team, the various risks discussed in “Risk Factors” beginning on page 28 and the following factors (although not weighted or in any order of significance):

•	the Wilhelmina Companies’ financial results, including their consistent historical revenue, margin and cash flow characteristics;
•	the Wilhelmina Companies’ leading competitive position in the modeling business;
•	the Wilhelmina Companies’ forty year history and strong reputation;

•	the Wilhelmina Companies’ extensive, diverse and quality roster of talent and clients, including their lack of reliance on particular “supermodels” or significant large clients;
•	the Wilhelmina Companies’ growth prospects, including in talent management and brand licensing;
•	acquisition opportunities within the modeling and talent management industries worldwide;
•	the relative size and consideration mix of the Acquisition, including the ability of the Company and its management team to execute the Acquisition without significant additional financing;
•
the opportunity for the Company – which has been searching extensively for an appropriate acquisition candidate since June 2004 –  to execute and complete a transaction of a high quality business at a price that the management team considered attractive;

•
the willingness and desire of the principal owners of the Wilhelmina Companies to receive a meaningful portion of the sale consideration in Company equity and structured earnouts, whose value in each case would be dependent on the future operating success of the Company and the Wilhelmina Companies;

•	the experience, ability and relationships of the Wilhelmina Companies’ executives and their principal owners in the modeling and talent management businesses;
•	the experience and ability of the Company’s management in analyzing, investing in, acquiring and building businesses in the U.S. and abroad;
•	the relative simplicity and attractiveness of the Wilhelmina Companies’ existing business model;
•	the limited capital requirements associated with the Wilhelmina Companies’ business;
•	the possible excitement and interest generated for a small public company through the ownership of a “high profile” modeling business;
•
strong indemnification and set-off  provisions in the Acquisition Agreement to cover any pre-existing problems and certain future operating losses, including security in the form of shares of Company stock; and

•	strong noncompetition covenants applying to the Control Sellers.

The Board members who voted in favor of the Acquisition concluded that the potentially negative factors associated with the Acquisition were substantially outweighed by the positive factors identified above and the opportunity and potential to enhance stockholder value through the Acquisition.

Q:	When does the Company expect the Acquisition to be completed?

A:	The Closing of the Acquisition Agreement is expected to occur in the fourth quarter of 2008.

Q:	What is required to complete the Acquisition?

A:
To complete the Acquisition, the stockholders of the Company must approve the Acquisition Proposal and the Capitalization Proposal.  In addition to obtaining stockholder approval for the abovementioned proposals, the Company and the Control Sellers (on behalf of the Wilhelmina Companies and the Sellers) must satisfy or waive all other closing conditions set forth in the Acquisition Agreement.  For a more complete discussion of the conditions to the closing, see “Proposal No. 1 – Approval of the Acquisition – Acquisition Agreement — Closing Conditions” beginning on page 96.

Q:	What do I need to do now?

A.
The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes hereto, and to consider how the Acquisition will affect you as a stockholder of the Company.  You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or a voting instruction card.

Q:	Are there any risks that I should be aware of before I vote?

A.
Yes.  Before you vote, you should be aware that the occurrence of certain events described in “Risk Factors” beginning on page 28, and elsewhere in this proxy statement could have a material adverse effect on the results of operations and business of the Company and the Wilhelmina Companies.

Q:	Upon completion of the Acquisition, will current holders of Common Stock be subject to a dilution of their equity interest in and voting power with respect to the Company?

A.
Current holders of Common Stock will experience some dilution of their equity and voting power. Immediately after completion of the Acquisition, the Control Sellers are expected to own approximately 47.0% of the Common Stock outstanding, on a fully diluted basis.

Q:	Do I have appraisal rights if I object to the Acquisition Proposal?

A:	No. Stockholders do not have appraisal rights in connection with the Acquisition Proposal under the Delaware General Corporation Law (the “DGCL”).

Q:	What am I voting on?

A:	You are voting on the following matters:

•	the Acquisition Proposal – a proposal to approve our acquisition of Wilhelmina International and its affiliated entities;

•
the Name Change Proposal – a proposal to approve and adopt an amendment to our Certificate of Incorporation to change our name from “New Century Equity Holdings Corp.” to “Wilhelmina International, Inc.”;

•
the Capitalization Proposal – a proposal to approve and adopt an amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 75,000,000 to 250,000,000;

•
the Reverse Stock Split Proposal – a proposal to grant authority to our Board of Directors to effect at any time prior to December 31, 2009 a reverse stock split of our Common Stock at a ratio within the range from one-for-ten to one-for-thirty, with the exact ratio to be set at a whole number within this range to be determined by our Board in its discretion;

•	the Declassification Proposal – a proposal to approve and adopt an amendment to our Certificate of Incorporation and Bylaws to provide for the annual election of directors;

•	the Director Proposal – to elect the following number of directors to our Board of Directors:

o	seven directors in the event that both the Acquisition Proposal and the Declassification Proposal are approved;

o	three directors in the event that the Acquisition Proposal is not approved and the Declassification Proposal is approved;

o	five directors in the event that the Acquisition Proposal is approved and the Declassification Proposal is not approved; or

o	one director in the event that neither the Acquisition Proposal nor the Declassification Proposal is approved;

•	the Auditor Proposal – a proposal to ratify the appointment of Burton McCumber & Cortez, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

•
the Adjournment Proposal – a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit the further solicitation and voting of proxies if, based upon the tabulated vote at the time of the Annual Meeting, any of the foregoing proposals have not been approved.

A majority of our Board recommends that you vote or give instruction to vote “FOR” the approval of each of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal, the Declassification Proposal, the Auditor Proposal and the Adjournment Proposal and “FOR” the election of each of the director nominees as set forth in the Director Proposal.

Q:	What are the voting requirements to approve each of the proposals?

A:	Both the Acquisition Proposal and the Declassification Proposal must be approved by the holders of not less than 66-2/3% of the outstanding shares of our Common Stock entitled to vote thereon.

Newcastle, which currently owns 19,380,768 shares or approximately 36% of our outstanding Common Stock, has, pursuant to the Mutual Support Agreement more fully described beginning on page 104, agreed to vote in favor of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal and the Declassification Proposal.

Each of the Name Change Proposal, the Capitalization Proposal and the Reverse Stock Split Proposal must be approved by the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon.  The Auditor Proposal and the Adjournment Proposal must be approved by a majority of the votes cast thereon and represented at the Annual Meeting.  With respect to the Director Proposals, those director nominees who receive a plurality of votes cast will be elected.

Approval of the Capitalization Proposal, the Name Change Proposal and the Reverse Stock Split Proposal are conditioned upon the approval of the Acquisition Proposal.

Your broker, bank or nominee cannot vote your shares on any proposal unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.  If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes”.  Abstentions and broker non-votes, though considered present for the purposes of establishing a quorum, will have the same effect as a vote “AGAINST” each of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal and the Declassification Proposal.  Abstentions (and withhold votes in the case of the Director Proposal) and broker non-votes will have no effect on the Director Proposal, the Auditor Proposal and the Adjournment Proposal.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of Common Stock that you hold. As of the Record Date, there were [•] shares of Common Stock issued and outstanding.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•
Proxy card or voting instruction card.  Be sure to complete, sign and date the card and return it in the prepaid envelope.  If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote “FOR” the approval of each of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal, the Declassification Proposal, the Auditor Proposal and the Adjournment Proposal, “FOR” the election of each of the director nominees as set forth in the Director Proposal and in the discretion of the proxy holders on any additional matters properly presented for a vote at the Annual Meeting.

•
In person at the Annual Meeting.  All stockholders may vote in person at the Annual Meeting.  You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person.  If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to the Company’s Secretary;

•	submitting a new, proper proxy after the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:
Other than the eight items of business described in this proxy statement, the Company is not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, Mark E. Schwarz and John P. Murray, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described in more detail above) are counted for the purpose of determining the presence of a quorum.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the “stockholder of record.”  In that event, this proxy statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name.  In that event, this proxy statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if they offer that alternative.  Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	How can I attend and vote my shares in person at the Annual Meeting?

A:
You are entitled to attend the Annual Meeting only if you were a Company stockholder or joint holder as of the close of business on November 4, 2008, the Record Date, or you hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the Annual Meeting.  If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), and you plan to attend the Annual Meeting, please send written notification to New Century Equity Holdings Corp., 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn:  Corporate Secretary, and enclose evidence of your ownership (such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership).  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on [•], 2008, at [•] local time.  You should allow adequate time for the check-in procedures.

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting.  Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.  You may vote your shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, trustee or nominee.

Q:	How are votes counted?

A:
For all items of business other than the election of directors, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  Abstentions will have the same effect as a vote “AGAINST” each of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal and the Declassification Proposal, but will have no effect on the Auditor Proposal and the Adjournment Proposal.  For the election of directors, you may vote “FOR” or “WITHHOLD.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.  If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board “FOR” the approval of each of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal, the Declassification Proposal, the Auditor Proposal and the Adjournment Proposal, “FOR” the election of each of the director nominees as set forth in the Director Proposal and in the discretion of the proxy holders, Mark E. Schwarz and John P. Murray, on any other matters that properly come before the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting. The final voting results will be published as soon as practicable thereafter.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials, the Company’s 2007 Annual Report on Form 10-K or other financial information?

A:
A copy of the Company’s 2007 Annual Report on Form 10-K, as amended, is being sent to stockholders along with this proxy statement.  Stockholders may request an additional free copy of all of the proxy materials, the Company’s 2007 Annual Report on Form 10-K, as amended, and other financial information from:

New Century Equity Holdings Corp.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Attention:  Corporate Secretary

We will also furnish copies of any exhibit to the Company’s 2007 Annual Report on Form 10-K, as amended, if specifically requested.  Our SEC filings are also available free of charge at the SEC’s web site at http://www.sec.gov.

Q:	Who can help answer my questions?

A:	If you have any questions about the abovementioned proposals, the Annual Meeting or how to vote or revoke your proxy, you should contact us at:

New Century Equity Holdings Corp.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Attention:  Corporate Secretary

SELECTED COMBINED HISTORICAL FINANCIAL
INFORMATION OF THE WILHELMINA COMPANIES

New Century is providing the following financial information to assist you in the analysis of the financial aspects of the Acquisition.  The selected combined historical financial information of the Wilhelmina Companies includes all divisions of the Wilhelmina Companies including the core modeling business (“Core”) which is being acquired under the Acquisition Agreement and includes all divisions of the business except for the Wilhelmina Miami division and the WAM division.  The Wilhelmina Miami division is being acquired through the Miami Earnout (defined below) and the WAM business is being acquired through the WAM Earnout (defined below).

We derived the Wilhelmina Companies historical financial information from the audited combined financial statements of the Wilhelmina Companies as of and for each of the years ended December 31, 2007 and  December 31, 2006 and from unaudited financial statements as of and for the six months ended June 30, 2008 and June 30, 2007.  The unaudited combined financial information included in this proxy statement includes, in the opinion of management, all adjustments necessary to present fairly the results of operations and financial condition of the Wilhelmina Companies at the dates and periods presented.  The information is only a summary and should be read in conjunction with the historical combined financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of the Wilhelmina Companies.

SELECTED COMBINED HISTORICAL FINANCIAL INFORMATION OF THE COMBINED WILHELMINA COMPANIES

	For the Six Months Ended June 30, 2008

	Core	WAM (4)	Miami (5)	Total
(in thousands)
Statement of Operations Data:	Unaudited	Unaudited	Unaudited	Unaudited
Revenues	$5,270	$495	$591	$6,356
Salaries and service costs	2,802	423	307	3,532
Office and general expenses	1,194	196	154	1,544
Owner’s compensation and fees	487	-	-	487
Income (loss) from operations	787	(124)	130	793
Interest expense-net (3)	446	-	(10)	436
Equity in income (loss) of affiliate	16	-	-	16
Income (loss) before income tax	357	(124)	140	373
Income tax (benefit) expense	263	-	-	263
Net income (loss)	$94	$(124)	$140	$110

Selected Balance Sheet Data:
(at period end):
Total Assets	$11,367	$395	$1,239	$13,001
Long term obligations and capital leases	$257	$-	$-	$257

Selected Operating Data:
Gross billings (unaudited) (2)	$18,151	$2,119	$1,811	$22,081

Net income (loss)	$94	$(124)	$140	$110
Interest expense-net (3)	446	-	(10)	436
Depreciation and amortization	35	-	7	42
Income tax (benefit) expense	263	-	-	263
EBITDA (1)	$838	$(124)	$137	$851

SELECTED COMBINED HISTORICAL FINANCIAL INFORMATION OF THE COMBINED WILHELMINA COMPANIES

	For the Six Months Ended June 30, 2007

	Core	WAM	Miami	Total
(in thousands)
Statement of Operations Data:	Unaudited	Unaudited	Unaudited	Unaudited
Revenues	$4,578	$98	$460	$5,136
Salaries and service costs	2,610	301	347	3,258
Office and general expenses	1,096	35	335	1,466
Owner’s compensation and fees	487	-	-	487
Income (loss) from operations	385	(238)	(222)	(75)
Interest expense-net (3)	455	-	41	496
Equity in income (loss) of affiliate	(13)	-	-	(13)
Income (loss) before income tax	(83)	(238)	(263)	(584)
Income tax (benefit) expense	(393)	-	-	(393)
Net income (loss)	$310	$(238)	$(263)	$(191)

Selected Balance Sheet Data:
(at period end):
Total Assets	$10,690	$1,505	$981	$13,176
Long term obligations and Capital leases	$6,489	$-	$-	$6,489

Selected Operating Data:
Gross billings (unaudited) (2)	$15,675	$1,497	$1,121	$18,293

Net income (loss)	$310	$(238)	$(263)	$(191)
Interest expense-net (3)	455	-	41	496
Depreciation and amortization	30	-	-	30
Income tax (benefit) expense	(393)	-	-	(393)
EBITDA (1)	$402	$(238)	$(222)	$(58)

SELECTED COMBINED HISTORICAL FINANCIAL INFORMATION OF THE COMBINED WILHELMINA COMPANIES

	For the Year Ended December 31, 2007

	Core	WAM	Miami	Total
(in thousands)
Statement of Operations Data:
Revenues	$9,978	$483	$1,029	$11,490
Salaries and service costs	5,351	692	701	6,744
Office and general expenses	2,139	314	546	2,999
Owner’s compensation and fees	975	-	-	975
Income (loss) from operations	1,513	(523)	(218)	772
Interest expense-net (3)	924	-	55	979
Equity in income (loss) of affiliate	18	-	-	18
Income (loss) before income tax	607	(523)	(273)	(189)
Income tax (benefit) expense	(23)			(23)
Net income (loss)	$630	$(523)	$(273)	$(166)

Selected Balance Sheet Data:
(at period end):
Total Assets	$11,839	$749	$1,490	$14,078
Long term obligations and Capital leases	$6,437	$-	$-	$6,437

Selected Operating Data:
Gross billings (unaudited) (2)	$33,224	$1,999	$2,341	$37,564

Net income (loss)	$630	$(523)	$(273)	$(166)
Interest expense-net (3)	924	-	55	979
Depreciation and amortization	69	-	2	71
Income tax (benefit) expense	(23)	-	-	(23)
EBITDA (1)	$1,600	$(523)	$(216)	$861

SELECTED COMBINED HISTORICAL FINANCIAL INFORMATION OF THE COMBINED WILHELMINA COMPANIES

	For the Year Ended December 31, 2006

	Core	WAM	Miami	Total
(in thousands)
Statement of Operations Data:
Revenues	$9,194	$679	$866	$10,739
Salaries and service costs	4,653	474	640	5,766
Office and general expenses	1,754	210	664	2,629
Owner’s compensation and fees	975	-	-	975
Income (loss) from operations	1,812	(5)	(438)	1,369
Interest expense-net (3)	946	-	(86)	860
Equity in income (loss) of affiliate	(22)	-	-	(22)
Income (loss) before income tax	844	(5)	(352)	487
Income tax (benefit) expense	21	-	-	21
Net income (loss)	$823	$(5)	$(352)	$466

Selected Balance Sheet Data:
(at period end):
Total Assets	$9,418	$931	$1,065	$11,414
Long term obligations and Capital leases	$6,608	$-	$-	$6,608

Selected Operating Data:
Gross billings (unaudited) (2)	$29,003	$1,055	$1,929	$31,987

Net income (loss)	$823	$(5)	$(352)	$466
Interest expense-net (3)	946	-	(86)	860
Depreciation and amortization	72	-	6	78
Income tax (benefit) expense	21	-	-	21
EBITDA (1)	$1,862	$(5)	$(432)	$1,425

(1)
Represents net income (loss) before deductions for interest, income taxes, depreciation and amortization. We believe that EBITDA is useful to stockholders as a measure of comparative operating performance, as it is less susceptible to variances in actual performance resulting from depreciation and amortization and more reflective of changes in pricing decisions, cost controls and other factors that affect operating performance. We also present EBITDA because we believe it is useful to stockholders as a way to evaluate the Wilhelmina Companies’ ability to incur and service debt, make capital expenditures and meet working capital requirements. EBITDA is not intended as a measure of the Wilhelmina Companies’ operating performance, as an alternative to net income (loss) or as an alternative to any other performance measure in conformity with U.S. generally accepted accounting principles or as an alternative to cash flow provided by operating activities as a measure of liquidity.

(2)
Gross billings are a non-GAAP financial measure that includes the gross amount billed by the agent (the Wilhelmina Companies) to customers on behalf its clients (models, artists and talent) for services performed.

(3)
Interest expense includes $750,000 paid to a stockholder of the Wilhelmina Companies for the year ended December 31, 2007 and 2006 and $375,000 for the six months ended June 30, 2008 and 2007.  The note payable to a Control Seller is for $6,000,000 with a stated interest rate of 12.5% per annum.

(4)
The WAM Earnout:  Not later than thirty (30) days following the third anniversary of the Closing Date, the Company will inform the Control Sellers of its calculation of the WAM Earnout.  In the event that the Company receives an objection notice relating to such calculations from the Control Sellers in accordance with the Acquisition Agreement, such dispute as to the calculation will be resolved pursuant to the Acquisition Agreement.  Subject to the paragraph entitled “Payment Reduction” discussed below (the “Payment Reduction”), and the resolution of any objection appropriately raised, the Company will pay to the Control Sellers, pro rata in accordance with their pre-closing ownership of WAM, an amount (if positive) in cash in immediately available funds equal to (a) five (5) multiplied by (b) the three (3) year average of audited WAM EBITDA for the twelve (12) month periods beginning on the Closing Date, the first anniversary of the Closing and the second anniversary of the Closing Date, respectively; provided that aggregate payments (determined prior to any adjustment pursuant to the Payment Reduction) described in this paragraph will not exceed $10,000,000; and provided further that revenue associated with any cash included in the calculation of the Closing Net Asset Adjustment described above will be excluded from WAM EBITDA for purposes of the foregoing calculation.  The Earn-Out Payment described in this paragraph, subject to the Payment Reduction, is referred to as the “WAM Earnout.”  Any positive WAM Earnout payment owed by the Company will be paid by the Company within the later of (a) thirty (30) calendar days following the Company’s delivery of the calculation of the WAM Earnout or (b) ten (10) days following the resolution, in accordance with the Acquisition Agreement, or any related objections properly raised.

(5)
The Miami Earnout:  Not later than thirty (30) days following the third anniversary of the Closing Date, the Company will inform the Control Sellers of its calculation of the Miami Earnout.  In the event that the Company receives an objection notice relating to such calculations from the Control Sellers in accordance with the Acquisition Agreement, such dispute as to the calculation will be resolved pursuant to the Acquisition Agreement.  Subject to the Payment Reduction, and the resolution of any objection validly raised, the Company will pay to the Control Sellers, pro rata in accordance with their pre-closing ownership of Wilhelmina Miami, an amount (if positive) in cash in immediately available funds equal to (a) 7.5 multiplied by (b) the three (3) year average of audited Wilhelmina Miami EBITDA for the twelve (12) month periods beginning on the Closing Date, the first anniversary of the Closing and the second anniversary of the Closing Date, respectively; provided that revenue associated with any cash included in the calculation of the Closing Net Asset Adjustment described above will be excluded from Wilhelmina Miami EBITDA for purposes of the foregoing calculation. The Earn-Out Payment described in this paragraph, subject to the Payment Reduction is referred to as the “Miami Earnout.”  Any positive Miami Earnout payment owed by the Company will be paid by the Company within the later of (a) thirty (30) calendar days following the Company’s delivery of the calculation of the Miami Earnout or (b) ten (10) days following the resolution, in accordance with the Acquisition Agreement, of any related objections properly raised.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

At the Closing of the Acquisition Agreement, New Century will pay an aggregate purchase price of $30,000,000 in connection with the Acquisition, of which $24,000,000 will be paid for the outstanding equity interests of the Wilhelmina Companies and $6,000,000 in cash will repay the outstanding balance of a note held by a Control Seller.  The purchase price includes $15,000,000 of Common Stock of New Century, valued at book value as of July 31, 2008 (which the parties agreed is $0.247 per share of Common Stock, subject to adjustment) to be issued in connection with the merger of Wilhelmina Acquisition with and into Wilhelmina International.  The remaining $9,000,000 of cash will be paid to acquire the equity interests of the remaining Wilhelmina Companies.  The purchase price is subject to certain post-closing adjustments, which will be effected against a total of $4,600,000 of Common Stock that will be held in escrow pursuant to the Acquisition Agreement.  The $30,000,000 to be paid at Closing, less $4,500,000 of Common Stock to be held in escrow in respect of the “core business” purchase price adjustment, provides for a floor purchase price of $25,500,000 (which amount may be further reduced in connection with certain indemnification matters).  The shares of Common Stock held in escrow may be repurchased by New Century for a nominal amount, subject to certain earnouts and offsets.

Equity Financing Agreement

Concurrently with the execution of the Acquisition Agreement, New Century entered into the Equity Financing Agreement with Newcastle, which currently owns 19,380,768 shares or approximately 36% of the outstanding Common Stock, for the purpose of obtaining financing to complete the transactions contemplated by the Acquisition Agreement.  Pursuant to the Equity Financing Agreement, subject to and conditioned upon the Closing of the Acquisition Agreement, New Century will sell to Newcastle $3,000,000 of shares of Common Stock at $0.247 per share, or approximately (but slightly higher than) the per share price applicable to the Common Stock issuable under the Acquisition Agreement.  In addition, under the Equity Financing Agreement, Newcastle committed to purchase, at New Century’s election at any time or times prior to six months following the Closing, up to an additional $2,000,000 of Common Stock on the same terms.  The Equity Financing Agreement is subject to certain other conditions, including the parties’ entry into a registration rights agreement upon the Closing, pursuant to which Newcastle will be granted certain demand and piggyback registration rights with respect to the Common Stock it holds, including the Common Stock issuable under the Equity Financing Agreement.

The unaudited pro forma condensed consolidated financial statements combine (i) the historical balance sheets of New Century and the Wilhelmina Companies as of June 30, 2008, giving pro forma effect to the Acquisition as if it had occurred on June 30, 2008, (ii) the historical statements of operations of New Century and the Wilhelmina Companies for the year ended December 31, 2007, giving pro forma effect to the Acquisition as if it had occurred on January 1, 2007, and (iii) the historical statements of operations of New Century and the Wilhelmina Companies for the six month period ended June 30, 2008, giving pro forma effect to the Acquisition as if it had occurred on January 1, 2008.

New Century is providing this information to aid you in your analysis of the financial aspects of the Acquisition. The unaudited pro forma condensed consolidated financial statements are based on the estimates and assumptions set forth in the notes to such statements, which are preliminary and have been made solely for purposes of developing such pro forma information. The unaudited pro forma condensed financial statements described above should be read in conjunction with the historical financial statements of the Wilhelmina Companies and New Century and the related notes thereto. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Acquisition taken place on the dates noted, or the future financial position or operating results of the consolidated company.

Under the purchase method of accounting, the total preliminary purchase price has been allocated to the net tangible and intangible assets acquired and liabilities assumed, based on various preliminary estimates, which assume that historical cost approximates fair value of the assets and liabilities of the Wilhelmina Companies. The intangible assets acquired will include customer relationships, model contracts, talent contracts, property leases, license agreements, the Wilhelmina brand/trademarks and other goodwill. Some of these assets, such as goodwill and the Wilhelmina brand/trademarks will be non-amortizable; other assets will be amortized over their useful lives.  New Century is in the process of completing its assessment of the estimated fair value of the Wilhelmina Companies net assets acquired.  At this time, all excess purchase price over the historical net book value of the Wilhelmina Companies net assets acquired has been and will remain allocated to goodwill until such analysis is complete.  These estimates are subject to change upon the finalization of the valuation of certain assets and liabilities and may be adjusted in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 141, Business Combinations.

Management currently estimates the fair value of the stock to be issued to the Wilhelmina Companies stockholders and members at Closing will approximate New Century’s book value (which the parties agreed is $0.247 per share of Common Stock, subject to adjustment) at Closing.  If the fair value of New Century’s Common Stock (which is the closing price of New Century’s Common Stock on the Closing date) is higher or lower than the agreed book value per share then the corresponding estimated purchase price will be higher or lower resulting in a different purchase price allocation than management has estimated in the unaudited pro forma consolidated financial information.  The fair value of New Century’s Common Stock at Closing will not affect the number of shares issued to the Wilhelmina Companies stockholders and members and the number of shares issued to Newcastle under the Equity Financing Agreement.

The estimated total purchase price is summarized as follows:
Cash paid to the Wilhelmina Companies stockholders and members:	$15,000,000
Stock issued to the Wilhelmina Companies stockholders and members:	15,450,000
Transaction expenses:	750,000
Total estimated purchase price	$31,200,000

The estimated shares of Common Stock outstanding post-Closing:
Common Stock of New Century outstanding pre-Closing:	53,883,872
$3,000,000 of Common Stock issued to Newcastle at Closing:	12,145,748
$15,450,000 of Common Stock issued to the Wilhelmina Companies
stockholders and members:	62,550,607
Total Common Stock outstanding post-Closing:	128,580,227

The Acquisition Agreement is subject to the approval of New Century’s stockholders, as well as certain other closing conditions set forth in the Acquisition Agreement.  In addition to the Acquisition Agreement itself, New Century will also submit for the approval of its stockholders certain amendments to its Certificate of Incorporation and Bylaws designed to, among other things, facilitate the Closing and consummation of the transactions contemplated under the Acquisition Agreement, including but not limited to (i) an increase in the number of shares of Common Stock authorized, (ii) the declassification of New Century’s Board of Directors and (iii) a change in the corporate name of New Century (new name expected to be “Wilhelmina International, Inc.”).

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008

	New Century	Wilhelmina Companies	Pro Forma Adjustments		Pro Forma Adjusted
Assets	(in thousands)

Cash and cash equivalents	$12,508	$578	$(12,139)	(a)	$947
Other current assets	330	11,406	(638)	(b)	11,098
Total current assets	12,838	11,984	(12,777)		12,045
Property and equipment, net	-	379	-		379
Goodwill & other intangible assets	803	162	30,394	(c)	31,359
Other long-term assets	-	476	-		476
Total assets	$13,641	$13,001	$17,617		$44,259

Liabilities and stockholders equity (deficit)
Current liabilities	$280	$11,938	$(30)	(i)	$12,188
Current portion note payable to stockholder	-	6,000	(6,000)	(d)	-
Other long-term liabilities	-	257	-		257
Total liabilities	280	18,195	(6,030)		12,445
Commitments and contingencies
Equity (deficit)
Common stock	539	35	712	(e)	1,286
Additional paid-in capital	75,357	1,499	16,205	(f)	93,061
Members’ deficit	-	(1,671)	1,671	(g)	-
Accumulated equity (deficit)	(62,535)	(5,057)	5,059	(h)	(62,533)
Total equity (deficit)	13,361	(5,194)	23,647		31,814

Total liabilities and stockholders equity (deficit)	$13,641	$13,001	$17,617		$44,259

Unaudited Pro Forma Condensed Consolidated Statement of Operations
for Six Months Ended June 30, 2008

	New Century	Wilhelmina Companies	Pro Forma Adjustments		Pro Forma Adjusted
	(in thousands, except per share data)
Revenues
Commissions and residuals	$-	$2,925	$-		$2,925
Service charges	-	3,167	-		3,167
Management fees, license fees and other income	-	264	-		264

Total revenues	-	6,356	-		6,356

Operating expenses
Salaries and service costs	-	3,532	-		3,532
Office and general expenses	190	1,544	-		1,734
Stockholder’s compensation and consulting fees	-	487	-		487

Total operating expenses	190	5,563	-		5,753

Operating income	(190)	793	-		603

Other income (expense):
Interest income	163	20	(163)	(l)	20
Interest expense	-	(456)	375	(m)	(81)
Equity in income (loss) of affiliate	-	16	-		16

Total other expense	163	(420)	212		(45)

(Loss) income before provision for income taxes	(27)	373	212		558

Provision for (benefit from) income taxes
Current	-	219	(219)	(n)	-
Deferred	-	44	(44)	(n)	-
	-	263	(263)		-

Net (loss) income	$(27)	$110	$475		$558

Weighted average shares outstanding:
Basic					128,580,227
Diluted					128,820,227
Earnings per share
Basic					$0.00
Diluted					$0.00

Unaudited Pro Forma Condensed Consolidated Statement of Operations
for Year Ended December 31, 2007

	New Century	Wilhelmina Companies	Pro Forma Adjustments	Pro Forma Adjusted
	(in thousands, except per share data)
Revenues
Commissions and residuals	$-	$4,914	$-	$4,194
Service charges	-	5,327	-	5,327
Consulting income	-	226	-	226
Management fees, license fees and other income	-	1,023	-	1,023

Total revenues	-	11,490	-	11,490

Operating expenses
Salaries and service costs	-	6,744	-	6,744
Office and general expenses	552	2,999	-	3,551
Stockholder’s compensation and consulting fees	-	975	-	975

Total operating expenses	552	10,718	-	11,270

Operating income	(552)	772	-	220

Other income (expense):
Interest income	607	12	(607)	12
Interest expense	-	(992)	750	(242)
Equity in income (loss) of affiliate	-	18	-	18

Total other expense	607	(962)	143	(212)

(Loss) income before provision for income taxes	55	(190)	143	8

Provision for (benefit from) income taxes
Current	-	212	(212)	-
Deferred	-	(235)	235	-
	-	(23)	23	-

Net (loss) income	$55	$(167)	$120	$8

Weighted average shares outstanding:
Basic				128,580,227
Diluted				128,820,227
Earnings per share
Basic				$0.00
Diluted				$0.00

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Description of Transaction and Basis for Presentation

In connection with the Closing of the Acquisition Agreement, New Century will pay an aggregate purchase price of $30,000,000 in connection with the Acquisition, of which $24,000,000 will be paid for the outstanding equity interests of the Wilhelmina Companies and $6,000,000 in cash will repay the outstanding balance of a note held by a Control Seller.  The purchase price includes $15,000,000 of Common Stock of New Century, valued at book value as of July 31, 2008 (which the parties agreed is $0.247 per share of Common Stock, subject to adjustment) is to be issued in connection with the merger of Wilhelmina Acquisition with and into Wilhelmina International.  The remaining $9,000,000 of cash will be paid to acquire the equity interests of the remaining Wilhelmina Companies.

Preliminary Purchase Price and Allocation

The preliminary allocation of the purchase price used in the unaudited pro forma condensed consolidated financial statements is based upon management’s preliminary estimates of the fair value of the tangible and intangible assets of the Wilhelmina Companies as of the assumed date of completion of the Acquisition.  The excess of the purchase price over the net tangible and identifiable intangible assets after considering the impact of deferred taxes is recorded as goodwill.  The final determination of the allocation of the purchase price will be based on the fair value of such assets as of the actual date of completion of the Acquisition, and such values may be significantly different than those used in these pro forma financial statements.

New Century is in the process of obtaining third-party valuations of certain intangible assets; thus, the allocation of the purchase price is subject to refinement.  FASB 109, “Accounting for Income Taxes” requires the recognition of deferred tax assets and liabilities for the tax effects of differences between the assigned values in the purchase price allocation and the tax basis of assets acquired and liabilities assumed in a purchase business combination.  As New Century has not completed its assessment of the estimated fair value of the Wilhelmina Companies’ net assets acquired, no adjustment has been or will be made to deferred income taxes until such analysis is complete.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of completion of the Acquisition.  Included in the purchase price is an estimate of Acquisition related transaction costs of $750,000, legal and accounting fees of approximately $550,000 and other external costs directly related to the Acquisition of approximately $200,000.  The table below assumes the $6,000,000 note payable to a Control Seller will be paid at Closing, which reduced the current liabilities in the table to $12,223,000:

(in thousands)
Current assets	$11,984
Property, plant and equipment	379
Intangible assets	162
Goodwill	30,394
Other assets	476
Total assets acquired	43,395
Current liabilities	(11,938)
Long-term debt	(256)
Total liabilities assumed	(12,194)
Net assets acquired	$31,201

Pro Forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows (in thousands):

a.	Adjustments to cash and cash equivalents:
	To record proceeds from the private placement transaction	$3,000
	To record payment to Wilhelmina stockholders	(8,809)
	To record payment of note payable to a Control Seller	(6,000)
	To record payment of remaining transaction expenses	(565)
	To record payment to LLC member for interest in Wilhelmina Film & TV, LLC	93
	To record proceeds from repayment of advances to officers	328
		$(12,139)
b.	Adjustments to other current assets:
	To record repayment of due from officer	$(328)
	To reclass New Century prepaid transaction fees to capitalized cost of the Acquisition	$(310)
		$(638)
c.	Adjustment to goodwill & other intangible assets:
	To record goodwill adjustment for purchase accounting	$30,394

d.	Adjustment to note payable to a Control Seller:
	To record payment of note payment of a Control Seller	$6,000

e.	Adjustments to Common Stock:
	To record Common Stock related to private placement transaction	$121
	To record issuance of shares to Wilhelmina selling stockholders	608
	To record issuance of shares to Sean Patterson	18
	To record elimination of Wilhelmina International Group	(35)
		$712
f.	Adjustments to paid in capital:
	To record proceeds from private placement transaction	$2,879
	To record issuance of shares to Wilhelmina selling shareholders	14,392
	To record issuance of shares to Sean Patterson	433
	To record elimination entry of subsidiary shares in Wilhelmina	(1,499)
		$16,205
g.	Adjustments to accumulated members’ deficit:
	To record elimination entry of subsidiary shares in Wilhelmina	$1,671

h.	Adjustments to accumulated deficit:
	To record elimination entry of Wilhelmina Companies accumulated deficit	$5,059

i.	Adjustment to accrued expenses:
	To record Designated Matter Cash Deduction, as defined in the Acquisition Agreement	$95
	To record payment of accrued transaction expenses on New Century balance sheet as of 06/30/08	(125)
		$(30)
j.	Adjustment to interest income:
	To record elimination of interest income earned by NCEH on cash balances	$(607)

k.	Adjustment to interest expense:
	To record elimination of interest expenses on note payable to a Control Seller	$(750)

l.	Adjustment to interest income:
	To record elimination of interest income earned by New Century on cash balances	$(163)

m.	Adjustment to interest expense:
	To record elimination of interest expense on note payable to a Control Seller	$(375)

n.	As of December 31, 2007, New Century had a federal income tax loss carryforward of approximately $13,400,000, which begins expiring in 2019. In addition, New Century had a federal capital loss carryforward of approximately $70,300,000 which expires in 2009. Realization of New Century’s carryforwards is dependent on future taxable income and capital gains. At this time, New Century cannot assess whether or not the carryforward will be realized; therefore, a valuation allowance in the amount of $29,319,000 has been recorded for the entire value of the deferred tax asset related to these carryforwards.

 Ownership changes, as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), may have limited the amount of net operating loss carryforwards that can be utilized annually to offset future taxable income.

New Century’s ability to utilize its U.S. federal tax net operating loss carryforwards will become subject to annual limitations if it undergoes an ownership change as defined under Section 382 of the Code, which may jeopardize New Century’s ability to use some or all of its U.S. federal tax net operating loss carryforwards following the Closing of the Acquisition.  New Century does not believe that the current structure of the Acquisition Agreement will cause an ownership change as defined in Section 382 of the Code.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the Acquisition Proposal and the other proposals to be presented for consideration at the Annual Meeting.  As New Century’s operations will include those of the Wilhelmina Companies if the Acquisition is consummated, a number of the following risk factors relate to the business and operations of the Wilhelmina Companies.  If any of these factors actually occur, the business, financial condition or results of operations of New Century could be materially and adversely affected, the value of the Common Stock could decline and stockholders could lose all or part of their investment.

Risks Related to the Acquisition

A substantial number of shares of our Common Stock will be issued in connection with the Acquisition and the transactions contemplated thereby, which will result in substantial dilution of the ownership interest of current stockholders.

A substantial number of shares of Common Stock will be issued in connection with the Acquisition and the transactions in connection therewith.  Immediately following the Acquisition, our stockholders will own a substantially smaller proportion of the Common Stock than immediately before the Acquisition.  This represents substantial dilution of the ownership interest of current stockholders.

The pro forma financial statements are not an indicator of New Century’s financial condition or results of operations following the Acquisition.

The pro forma financial statements contained in this proxy statement are not an indicator of New Century’s financial condition or results of operations following the Acquisition. The pro forma financial statements have been derived from the historical financial statements of the Wilhelmina Companies and New Century and many adjustments and assumptions have been made regarding the Wilhelmina Companies after giving effect to the Acquisition. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. As a result, the actual financial condition and results of operations of New Century following the Acquisition may not be consistent with, or evident from, these pro forma financial statements.

New Century currently does not have substantial operations and the Wilhelmina Companies have never operated in a public company regulatory environment.  Fulfilling New Century’s obligations as a public company after the Acquisition will be expensive and time consuming.

The Wilhelmina Companies have not been required to prepare or file periodic and other reports with the SEC under applicable federal securities laws or to comply with the requirements of the federal securities laws applicable to public companies, including the documentation and assessment of the effectiveness of their internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. Although New Century has maintained disclosure controls and procedures and internal control over financial reporting as required under the federal securities laws with respect to its activities, New Century has not had substantial operations.  Under the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the SEC, New Century will be required to implement additional corporate governance practices and adhere to a variety of reporting requirements and accounting rules. Compliance with these obligations will require significant time and resources from New Century’s management and finance and accounting staff and will significantly increase New Century’s legal, insurance and financial compliance costs. As a result of the increased costs associated with being a public company after the Acquisition, New Century’s operating income as a percentage of revenue will likely be lower.

New Century and the Wilhelmina Companies expect to incur significant costs associated with the Acquisition, whether or not the Acquisition is completed, which will reduce the amount of cash otherwise available for other corporate purposes.

New Century and the Wilhelmina Companies expect to incur significant costs associated with the Acquisition, whether or not the Acquisition is completed. These costs will reduce the amount of cash otherwise available for other corporate purposes. There is no assurance that the actual costs may not exceed New Century’s estimates. New Century and/or the Wilhelmina Companies may incur additional material charges reflecting additional costs associated with the Acquisition in fiscal quarters subsequent to the quarter in which the Acquisition is consummated. There is no assurance that the significant costs associated with the Acquisition will prove to be justified in light of the benefit ultimately realized.

Failure to consummate the Acquisition could negatively impact the market price of our Common Stock and may make it more difficult for us to attract another acquisition candidate, potentially causing investors to experience a loss on their investment.

If the Acquisition is not completed for any reason, New Century may be subject to a number of material risks, including:

•	the market price of the Common Stock may decline to the extent that the current market price of the Common Stock reflects a market assumption that the Acquisition will be consummated;

•	costs related to the Acquisition, such as legal and accounting fees, must be paid even if the Acquisition is not completed; and

•	charges will be made against earnings for transaction-related expenses, which could be higher than expected.

Such decreased market price and added costs and charges of the failed Acquisition, together with the challenges in identifying suitable acquisition candidates, may make it more difficult for New Century to attract another target business, potentially causing investors to experience a loss on their investment.

Newcastle might not be able to meet its commitments under the Financing Transaction, which could significantly impact our ability to consummate the Acquisition and operate our business thereafter.

In order to consummate the transactions contemplated by the Acquisition Agreement, Newcastle intends to provide equity financing to us by (i) purchasing $3,000,000 of Common Stock at approximately the same per share price at which the Common Stock will be issued in connection with the Merger under the Financing Transaction and (ii) committing to purchase, at our election at any time or times prior to six months following the Closing of the Acquisition Agreement, up to an additional $2,000,000 of Common Stock at approximately the same per share price applicable to the Common Stock issuable in the Acquisition.  The sale of additional equity securities in connection with the Financing Transaction may cause the market price of our common stock to decline.  In addition, there is no guarantee that Newcastle will be able to meet these obligations, which could significantly impact our ability to consummate the Acquisition or operate our business thereafter.

The price of the Common Stock after the Acquisition may be volatile and less than what you originally paid for your shares of Common Stock prior to the Acquisition.

The price of our Common Stock after the Acquisition may be volatile, and may fluctuate due to factors such as:

•	the actual operating results of the Wilhelmina Companies as a result of the Acquisition;

•	earnings estimates and actual or anticipated fluctuations in quarterly and annual results;

•	mergers, consolidations and strategic alliances in our industry;

•	market conditions in our industry; and

•	the general state of the stock markets.

Our Common Stock after the Acquisition may trade at prices lower than what you originally paid for your shares of Common Stock prior to the Acquisition.

If the Adjournment Proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the Acquisition and the increase of our authorized capital stock, the Board will not have the ability to adjourn the Annual Meeting to a later date in order to solicit further votes, and, therefore, the Acquisition will not be approved.

The Board is seeking approval to adjourn the Annual Meeting to a later date or dates if, at the Annual Meeting, based upon the tabulated votes, there are insufficient votes to approve the consummation of the Acquisition and the increase of our authorized capital stock. If the Adjournment Proposal is not approved, the Board may not have the ability to adjourn the Annual Meeting to a later date and, therefore, will not have more time to solicit votes to approve the Acquisition Proposal and the Capitalization Proposal. In such event, the Acquisition would not be completed.

Risks Related to the Business of the Wilhelmina Companies

Competition in the fashion model industry could result in the Wilhelmina Companies losing market share and charging lower prices for services, which could reduce their revenue.

The Wilhelmina Companies compete in the fashion model management industry with numerous competitors. Approximately half of the industry is relatively concentrated while the other half is fragmented:  the top five companies represent approximately 50% of the billings in the industry, while hundreds of companies represent the balance. The concentrated half of the industry is comprised of the Wilhelmina Companies and their principal competitors, which are: DNA Model Management, Elite Model Management, Ford Models, Inc., IMG Models, Marilyn Model Agency, NEXT Model Management and Women Model Management.

The Wilhelmina Companies also compete in the general talent management industry, “talent” meaning any model, entertainer, artist, athlete or other talent or celebrity (“Talent”), and, through WAM, endeavor to secure product endorsement contracts from branded consumer products companies for their Talent.

In each of the Wilhelmina Companies’ markets, their competitors may possess greater resources, greater name recognition and longer operating histories than the Wilhelmina Companies, which may give them an advantage in obtaining future clients and attracting qualified models and other Talent in such markets.  Increased competition may lead to pricing pressures that could negatively impact the Wilhelmina Companies’ business.

If the Wilhelmina Companies fail to attract and retain qualified and experienced agents, their revenue could decline and their business could be harmed.

The Wilhelmina Companies compete with other fashion model management businesses for qualified agents or “bookers”. Attracting and retaining qualified bookers in the fashion model industry is particularly important because, generally, a small number of bookers have primary responsibility for a Talent relationship. Because Talent responsibility is so concentrated, the loss of key bookers may lead to the loss of Talent relationships. Any decrease in the quality of the Wilhelmina Companies’ reputation, reduction in their bookers’ compensation levels or restructuring of their compensation program, whether as a result of insufficient revenue or for any other reason, could impair their ability to retain existing bookers or attract additional qualified bookers with the requisite experience, skills and established Talent relationships. The Wilhelmina Companies’ failure to retain their most productive bookers or maintain the quality of service to which their clients are accustomed could result in a loss of clients, which could in turn cause their revenue to decline and their business to be harmed.

If the Wilhelmina Companies are unable to retain their President and other key management personnel, they may not be able to successfully manage their business in the future.

The President and other key management personnel of the Wilhelmina Companies and their skills and relationships with clients are among the Wilhelmina Companies’ most important assets.  An important aspect of the Wilhelmina Companies’ competitiveness is their ability to attract and retain their President and other key management personnel.  The Wilhelmina Companies’ future success depends upon the continued service or involvement of their President and other key management personnel.  If the Wilhelmina Companies lose the services of their President or one or more of their other key management personnel, or if one or more of them decides to join a competitor or otherwise compete directly or indirectly with the Wilhelmina Companies, the Wilhelmina Companies may not be able to successfully manage their business or achieve their business objectives.

If the Wilhelmina Companies are unable to maintain their professional reputation and brand name, the Wilhelmina Companies’ business will be harmed.

The Wilhelmina Companies depend on their overall reputation and brand name recognition to secure new engagements and to sign qualified Talent. The Wilhelmina Companies’ success also depends on the individual reputations of the Talent they represent. In addition, any adverse effect on the Wilhelmina Companies’ reputation might negatively impact the Wilhelmina Companies’ licensing business, which is driven largely by the value of the Wilhelmina brand. If any client is dissatisfied with the Wilhelmina Companies’ services, this may adversely affect the Wilhelmina Companies’ ability to secure new engagements.

If any factor, including poor performance, hurts the Wilhelmina Companies’ reputation, the Wilhelmina Companies may experience difficulties in competing successfully for both new client engagements and qualified Talent. Failing to maintain the Wilhelmina Companies’ professional reputation and the goodwill associated with their brand name could seriously harm the Wilhelmina Companies’ business.

The Wilhelmina Companies’ operations are headquartered in and largely concentrated on New York City, which is generally recognized as the center of the global fashion industry.  This lack of geographic diversification increases their risk profile.

The Wilhelmina Companies’ operations are headquartered in New York City, which is generally recognized as the global center of the fashion industry.  As a result of this geographic concentration, the Wilhelmina Companies’ business, results of operations or financial condition depend largely upon the state of the New York City-based fashion industry and advertising market.  Deterioration in economic and business conditions in these sectors and the economic and business conditions in New York City could have a material adverse impact on the demand for the Wilhelmina Companies’ and their advertising sector clients’ services, which in turn may have a material adverse effect on the Wilhelmina Companies’ results of operations and overall profitability.

A major disaster in New York City could result in material loss to the Wilhelmina Companies.   New York City, as a major urban area, is at risk from terrorist attack.  Many of the Wilhelmina Companies’ clients could experience interruption of their business or financial distress, file for bankruptcy protection or go out of business after a major disaster, including a terrorist attack.  Most of the Wilhelmina Companies’ talent resides in New York City and may also be severely affected in the event of such a disaster.  If there are terrorist attacks in New York City or within close proximity, the Wilhelmina Companies may experience a decrease in the demand for their talent management services, which may have a material adverse effect on their results of operations and overall profitability.

The Wilhelmina Companies’ revenue and net income may be affected by adverse economic conditions.

Recessions may impact gross billings for modeling services. An important segment of the modeling industry is advertising, with advertising assignments typically generating amongst the highest daily fees in the business. Because advertising expenditures are viewed by companies as discretionary and are curtailed during economic downturns, agency gross billings may also decline over recessionary periods. There can be no assurance that economic conditions will improve or even remain stable. Although we believe that larger agencies, such as the Wilhelmina Companies, are less affected by negative economic fluctuations than local agencies (as advertisers frequently cut spending with smaller modeling agencies first) the Wilhelmina Companies’ business, financial condition and results of operations could suffer if economic conditions weaken.

If some of the Wilhelmina Companies’ clients experience financial distress, their weakened financial position could negatively affect the Wilhelmina Companies’ financial position and results.

The Wilhelmina Companies have a large and diverse client base, and at any given time, one or more of their clients may experience financial distress, file for bankruptcy protection or go out of business. If any client with whom the Wilhelmina Companies have a substantial amount of business experiences financial difficulty, it could delay or jeopardize the collection of accounts receivable, may result in significant reductions in services provided by the Wilhelmina Companies and may have a material adverse effect on the Wilhelmina Companies’ financial position, results of operations and liquidity.

Terms of the settlement of a class action lawsuit may adversely impact the Wilhelmina Companies’ ability to sign models on favorable terms.

In 2002, a class action lawsuit was filed on behalf of some 10,000 current and former models against 13 of the leading modeling agencies, including Wilhelmina International, alleging price collusion beginning 30 years ago. The lawsuit was settled in June 2004 pursuant to a settlement agreement by which the Wilhelmina Companies and other modeling agencies are bound. The terms of the settlement agreement include, among others, that the Wilhelmina Companies will:

•	refrain from entering into any agreement or understanding with any other agency regarding models’ commissions or communicate pricing with any other agency (except under limited circumstances);

•	disclose to the settling defendant models all compensation received by the Wilhelmina Companies on all bookings for that model; and

•
enter into contracts that (i) provide in clear language the contract’s term and duration, (ii) include full disclosure of all relevant compensation terms and practices; (iii) include a description of the management services that are available to the model pursuant to the contract and (iv) do not automatically renew for the full contract term.

The restrictions imposed upon the Wilhelmina Companies pursuant to the settlement agreement may have an adverse effect on the Wilhelmina Companies’ ability to remain competitive in the industry.  Furthermore, no assurance can be given that the Wilhelmina Companies will not in the future be subject to similar or other class action lawsuits that could have a material adverse effect on their business practices.

The Wilhelmina Companies’ prospects and financial results may be adversely affected if they fail to identify, sign and retain quality Talent.

The Wilhelmina Companies are dependent on identifying, signing and retaining models and other Talent who are well received by clients and are likely to generate repeat business. The Wilhelmina Companies’ competitive position is dependent on their continuing ability to attract and develop Talent whose work can achieve a high degree of client acceptance. The Wilhelmina Companies’ financial results may be adversely affected if they are unable to identify, sign and retain such Talent under terms that are economically attractive to the Wilhelmina Companies. The Wilhelmina Companies’ financial results may also be affected by the ability to sign and retain “supermodels” who are well known in the industry and by the public. The Wilhelmina Companies’ business would be adversely affected by any of the following:

•	inability to recruit new models;

•	the loss of popularity of models among clients;

•	increased competition to maintain existing relationships with models;

•	non-renewals of current agreements with models; and

•	poor performance or negative publicity of models.

Most of the Wilhelmina Companies’ current model contracts have a term of two years. Upon expiration, models may not renew these contracts on reasonable terms, if at all. If models decide to re-locate to another agency when their agreements terminate, the Wilhelmina Companies may be unable to recoup their costs expended to develop and promote such models, or to find a quality replacement that is satisfactory to the Wilhelmina Companies’ clients.

The Wilhelmina Companies have relied upon their ability to enforce contracts entered into by models and other Talent they represent.  If the Wilhelmina Companies are unable to protect and enforce their contractual rights, the Wilhelmina Companies may suffer a loss of revenue.

The Wilhelmina Companies’ success depends, to a large degree, on their current Talent under management and, in the future, scouting new Talent and entering into new contracts.  To protect their contractual rights, the Wilhelmina Companies have traditionally vigorously defended their contractual rights vis-à-vis models and other Talent, as well as other agencies and companies, for both financial reasons and to encourage ongoing strict adherence to contracts by all models and other Talent.  Such strict enforcement through litigation and other legal means could result in substantial costs and diversion of resources and the potential loss of contractual rights, which could impair the Wilhelmina Companies’ financial and business condition.

The Wilhelmina Companies may undertake acquisitions to expand their business, which may pose risks to their business and dilute the ownership of existing stockholders.

 As the Wilhelmina Companies pursue their business plans, they may pursue acquisitions of businesses, both domestic and international.  Integrating newly acquired businesses or services is likely to be expensive and time consuming.  To finance any acquisitions, it may be necessary for the Wilhelmina Companies to raise additional funds through public or private financings.  Additional funds may not be available on favorable terms and, in the case of equity financings, would result in additional dilution to existing stockholders of New Century.  If the Wilhelmina Companies do acquire any businesses and are unable to integrate any newly acquired entities effectively, their business and results of operations may suffer.  The time and expense associated with finding suitable and compatible businesses or services could also disrupt the Wilhelmina Companies’ ongoing business and divert management’s attention.  Future acquisitions by the Wilhelmina Companies could result in large and immediate write-offs or assumptions of debt and contingent liabilities, any of which could substantially harm their business and results of operations.

The Wilhelmina Companies might not be successful in positioning the “Wilhelmina” brand for future consumer product initiatives.

The Wilhelmina Companies have taken steps to position the “Wilhelmina” brand for several future consumer product initiatives, including fashion apparel (such as lingerie and sportswear), cosmetics and beauty, and health and lifestyle products. If consumer response to the “Wilhelmina” brand is not as favorable as management anticipates, or if the Wilhelmina Companies’ reputation is adversely affected, these consumer product initiatives might not be successful and the Wilhelmina Companies would incur substantial expense that could have a material adverse effect on the Wilhelmina Companies’ results of operations.

The Wilhelmina Companies may need additional debt or equity to sustain their growth, but they do not have commitments for such funds beyond financing commitments related to the Acquisition Proposal.

The Wilhelmina Companies finance their growth through a combination of borrowings, cash flow from operations, and equity financing. The Wilhelmina Companies’ ability to continue growing at the pace they have historically grown will depend in part on their ability to obtain either additional debt or equity financing. The terms on which debt and equity financing is available to the Wilhelmina Companies varies from time to time and is influenced by their performance and by external factors, such as the economy generally and developments in the market, that are beyond their control. If the Wilhelmina Companies are unable to obtain additional debt or equity financing beyond financing commitments related to the Acquisition Proposal on acceptable terms, they may have to curtail their growth by delaying new initiatives.

If the Wilhelmina Companies are unable to adequately protect the “Wilhelmina” brand name, their business could suffer significant harm.

The Wilhelmina Companies have invested significant resources in the “Wilhelmina” brands in order to obtain the public recognition that these brands currently have.  The Wilhelmina brand is essential to their success and competitive position.  If the Wilhelmina Companies fail to protect their intellectual property rights adequately, they may lose an important advantage in the markets in which they compete.  Third parties have in the past and may continue to misappropriate or infringe on their brand.  If third parties misappropriate or infringe the Wilhelmina Companies’ intellectual property, their image, brand and the goodwill associated therewith may be harmed, their brand may fail to achieve and maintain market recognition, and their competitive position may be harmed, any of which could have a material adverse effect on their business.

The protection of the “Wilhelmina” brand name requires substantial resources.

The Wilhelmina Companies rely upon trademark laws, license agreements and nondisclosure agreements to protect the “Wilhelmina” brand name used in their business.  The steps the Wilhelmina Companies have taken to protect and enforce their proprietary rights to their brand name may not be adequate.  For instance, the Wilhelmina Companies may not be able to secure trademark or service mark registrations for marks in the U.S. or in foreign countries.  Third parties may infringe upon or misappropriate their trademarks, service marks and similar proprietary rights, which could have an adverse effect on their business, financial condition and results of operations.  If the Wilhelmina Companies believe a third-party has misappropriated their intellectual property, litigation may be necessary to enforce and protect those rights, which would divert management resources, would be expensive and may not effectively protect their intellectual property.

Third parties may claim that the Wilhelmina Companies are infringing their intellectual property, and the Wilhelmina Companies could suffer significant litigation or licensing expenses or be prevented from selling products or services as a result.

The Wilhelmina Companies are not aware of any claims of infringement or challenges to their right to use any of their trademarks in the U.S.  Nevertheless, the Wilhelmina Companies could be subject to claims that they are misappropriating or infringing intellectual property or other proprietary rights of others.  These claims, even if not meritorious, could be expensive to defend and divert management’s attention from their operations.  If the Wilhelmina Companies become liable to third parties for infringing these rights, they could be required to pay a substantial damage award and cease selling the products or services that use or contain the infringing intellectual property.  The Wilhelmina Companies may be unable to develop non-infringing products or services or obtain a license on commercially reasonable terms.  The Wilhelmina Companies may also be required to indemnify their licensees and customers if they become subject to third-party claims relating to intellectual property that they license or otherwise provide to them, which could be costly.

Risks Relating to the Business and Securities of New Century

Our results of operations could be harmed as a result of certain issues relating to the settlement of the Davis litigation.

On August 11, 2004, Craig Davis, allegedly a stockholder of New Century, filed a lawsuit in the Chancery Court of New Castle County, Delaware.  The lawsuit asserted direct claims, and also derivative claims on the Company’s behalf, against five former and three current directors of the Company.  On April 13, 2006, we announced that we reached an agreement with all of the parties to the lawsuit to settle all claims relating thereto.  On July 25, 2006, the settlement became final and non-appealable.

The settlement provides that, if the Company has not acquired a business that generates revenues by March 1, 2007, the plaintiff maintains the right to pursue a claim to liquidate the Company.  If the Company’s previous investments (particularly its investment in ACP Investments L.P. (d/b/a Ascendant Capital Partners) (“Ascendant”)) are not held to meet the foregoing requirement to acquire a business, and the Acquisition is not consummated, the Company may be vulnerable to claims under the settlement.  See “Proposal No. 1 – Approval of the Acquisition – Description of New Century – Derivative Lawsuit” beginning on page 58.

The SEC or a court may take the position that the Company was previously in violation of the Investment Company Act of 1940.

Among the claims filed by Mr. Davis was a claim that the Company operated as an illegal investment company in violation of the Investment Company Act of 1940 (the “Investment Company Act”).  Although we do not believe that we have violated the Investment Company Act in the past, or at present, there can be no assurance that we have not, or are not, in violation of, the Investment Company Act.  In the event the SEC or a court were to take the position that we were an investment company, our failure to register as an investment company would not only raise the possibility of an enforcement or other legal action by the SEC and potential fines and penalties, but also could threaten the validity of corporate actions and contracts entered into by us during the period we were deemed to be an unregistered investment company, among other remedies.  See “Proposal No. 1 – Approval of the Acquisition – Description of New Century – Legal Proceedings” beginning on page 60.

We may be unable to redeploy our assets successfully.

As part of our strategy to limit operating losses and enable us to redeploy our assets and use our cash and short-term investment assets to enhance stockholder value, we have been pursuing a strategy of identifying suitable acquisition candidates, merger partners or otherwise developing new business operations.  Should the proposed acquisition of the Wilhelmina Companies fail, we may not be successful in acquiring such a business or in operating any business that we acquire, merge with or develop.  Failure to redeploy our assets successfully will prevent us from becoming profitable.  Future cash expenditures are expected to consist of funding corporate expenses, the cost associated with maintaining a public company and expenses incurred in pursuing and operating new business activities, during which time operating losses are likely to be generated.

Any acquisitions that we attempt or complete could prove difficult to integrate or require a substantial commitment of management time and other resources.

Our strategy of acquiring other businesses involves a number of unique risks including:  (i) completing due diligence successfully, (ii) exposure to unforeseen liabilities of acquired companies and (iii) increased risk of costly and time-consuming litigation, including stockholder lawsuits.  We may be unable to address these problems successfully.  Moreover, our future operating results will depend to a significant degree on our ability to integrate acquisitions (if any) successfully and manage operations while also controlling our expenses.  We may be unable to select, manage or absorb or integrate any future acquisitions successfully, particularly acquisitions of large companies.  Any acquisition, even if effectively integrated, may not benefit our stockholders.

We may be unable to realize the benefits of our net operating losses (“NOLs”) and capital loss carryforwards.

 NOLs and capital losses may be carried forward to offset federal and state taxable income and capital gains, respectively, in future years and eliminate income taxes otherwise payable on such taxable income and capital gains, subject to certain adjustments.  Based on current federal corporate income tax rates, our NOLs and capital loss carryforwards, if fully utilized, could provide a benefit to us of future tax savings. However, our ability to use these tax benefits in future years will depend upon the amount of our otherwise taxable income and capital gains.  If we do not have sufficient taxable income and capital gains in future years to use the tax benefits before they expire, we will lose the benefit of these NOLs and capital loss carryforwards, permanently.  Consequently, our ability to use the tax benefits associated with our NOLs and capital loss carryforwards will depend largely on our success in identifying suitable merger partners and/or acquisition candidates, and once identified, consummating a merger with and/or acquisition of these candidates.

Additionally, if we underwent an ownership change within the meaning of Sections 382 and 383 of the Code, the NOLs and capital loss carryforward limitations would impose an annual limit on the amount of the taxable income and capital gain that may be offset by our NOLs and capital loss generated prior to the ownership change.  If an ownership change were to occur, we may be unable to use a significant portion of our NOLs and capital loss carryforwards to offset taxable income and capital gains.  In general, an ownership change occurs when, as of any testing date, the aggregate of the increase in percentage points of the total amount of a corporation’s stock owned by “5-percent shareholders” (within the meaning of Section 382 and 383 of the Code) whose percentage ownership of the stock has increased as of such date over the lowest percentage of the stock owned by each such “5-percent shareholder” at any time during the three-year period preceding such date, is more than 50 percentage points.  In general, persons who own 5% or more of a corporation’s stock are “5-percent shareholders,” and all other persons who own less than 5% of a corporation’s stock are treated, together as a single, public group “5-percent shareholder,” regardless of whether they own an aggregate of 5% of a corporation’s stock. We do not believe the current structure of the Acquisition Agreement will cause a change in ownership as defined above.

The amount of NOLs and capital loss carryforwards that we have claimed have not been audited or otherwise validated by the United States Internal Revenue Service (the “IRS”).  The IRS could challenge our calculation of the amount of our NOLs and capital loss or our determinations as to when a prior change in ownership occurred and other provisions of the Internal Revenue Code may limit our ability to carry forward our NOLs and capital loss to offset taxable income and capital gains in future years.  If the IRS were successful with respect to any such challenge, the potential tax benefit of the NOLs and capital loss carryforwards to us could be substantially reduced.

Any transfer restrictions implemented by us to preserve our NOLs may not be effective or may have some unintended negative effects.

The Board previously adopted an amendment to our former Shareholders Rights Plan (“Rights Plan”) that reduced the triggering of the Rights Plan from 15% of the Common Stock to 5% of the Common Stock. During the year ended December 31, 2006, the Board replaced this Rights Plan with a new plan with the same lowered 5% threshold. This 5% threshold was adopted to help preserve our NOLs and capital loss carryforwards.  The Rights Plan was subsequently amended on August 25, 2008 so that the Acquisition Agreement and any subsequent acquisition of shares of Common Stock pursuant to the Acquisition Agreement does not affect any rights under the Rights Plan. Nonetheless, there is no guarantee that the Rights Plan will prevent a stockholder from acquiring more than 5% of the Common Stock.

Any transfer restrictions will require any person attempting to acquire a significant interest in the Company to seek the approval of our Board.  This may have an “anti-takeover” effect because our Board may be able to prevent any future takeover.  Similarly, any limits on the amount of capital stock that a stockholder may own could have the effect of making it more difficult for stockholders to replace current management.  Additionally, because transfer restrictions will have the effect of restricting a stockholder’s ability to dispose of or acquire our Common Stock, the liquidity and market value of our Common Stock might suffer.

Our success is dependent on our key personnel whom we may not be able to retain, and we may not be able to hire enough additional qualified personnel to meet our growing needs.

Our performance is substantially dependent on the services and on the performance of our officers and directors.  Our performance also depends on our ability to attract, hire, retain, and motivate our officers and key employees.  The loss of the services of any of the executive officers or other key employees could have a material adverse effect on our business, prospects, financial condition, and results of operations.  We have not entered into employment agreements with any of our key personnel and currently have no “Key Man” life insurance policies.  Our future success may also depend on our ability to identify, attract, hire, train, retain, and motivate other highly skilled technical, managerial, marketing and customer service personnel.  Competition for such personnel is intense, and there can be no assurance that we will be able to successfully attract, assimilate or retain sufficiently qualified personnel.  The failure to attract and retain the necessary technical, managerial, marketing and customer service personnel could have a material adverse effect on our business.

The assets on our balance sheet include a revenue interest in Ascendant, and any impairment of the revenue interest could adversely affect our results of operations and financial position.

As of June 30, 2008, our total assets were approximately $13,641,000 of which approximately $803,000 were intangible assets relating to the revenue interest in Ascendant.  We cannot be certain that we will ever realize the value of such intangible assets.  If we were to record an impairment charge for the intangible asset, our results of operations could be adversely affected.

The application of the purchase method of accounting will result in additional goodwill on our balance sheet, which could become impaired and adversely affect our net worth and the market value of our Common Stock.

Under the purchase method of accounting, the Wilhelmina Companies’ assets and liabilities will be recorded, as of completion of the Acquisition, at their respective fair values. The purchase price will be allocated to the Wilhelmina Companies’ tangible assets and liabilities and identifiable intangible assets, if any are identified, based on their fair values as of the date of completion of the Acquisition. The excess of such price over those fair values will be recorded as goodwill. Goodwill and other acquired intangibles expected to contribute indefinitely to New Century’s cash flows are not amortized, but must be evaluated by management at least annually for impairment. To the extent the value of goodwill or intangibles becomes impaired, New Century may be required to incur material charges relating to such impairment. Such a potential impairment charge could have a material impact on the combined company’s operating results.

Our securities are quoted on the OTC Bulletin Board, which may limit the liquidity and price of our securities more than if our securities were quoted or listed on The NASDAQ Stock Market or a national exchange.

Our Common Stock is currently quoted on the OTC Bulletin Board (“OTCBB”), and has traded as low as $0.18 per share during 2007 and $[•] per share during 2008.  Since our Common Stock was delisted from a national exchange and is trading at a price below $5.00 per share, it is subject to certain other rules of the Securities Exchange Act of 1934, as amended.   Such rules require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a “penny stock”.  “Penny stock” is defined as any non-NASDAQ equity security that has a market price of less than $5.00 per share, subject to certain exceptions.  Such rules require the delivery of a disclosure schedule explaining the penny stock market and the risks associated with that market before entering into any penny stock transaction.  Disclosure is also required to be made about compensation payable to both the broker-dealer and the registered representative and current quotations for the securities.  The rules also impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors.  For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and must receive the purchaser’s written consent to the transaction prior to the sale. Finally, monthly statements are required to be sent disclosing recent price information for the penny stocks.  The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in our Common Stock.  This could severely limit the market liquidity of our Common Stock and the ability of a stockholder to sell the Common Stock.

We do not foresee paying cash dividends in the foreseeable future and, as a result, our investors’ sole source of gain, if any, will depend on capital appreciation, if any.

We do not plan to declare or pay any cash dividends on our shares of Common Stock in the foreseeable future and currently intend to retain any future earnings for funding growth. As a result, investors should not rely on an investment in our securities if they require the investment to produce dividend income. Capital appreciation, if any, of our Common Stock may be investors’ sole source of gain for the foreseeable future. Moreover, investors may not be able to resell their shares of Common Stock at or above the price they paid for them.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995.  However, the safe-harbor provisions of that act do not apply to statements made in this proxy statement.  You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words.  You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders.  However, there may be events in the future that we are not able to predict accurately or over which we have no control.  The risk factors and cautionary language used in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us or the Wilhelmina Companies in their forward-looking statements.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to any of New Century, the Wilhelmina Companies or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  Except to the extent required by applicable laws and regulations, New Century and the Wilhelmina Companies undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the approval of the Acquisition Agreement or any of the other proposals, you should be aware that the occurrence of the events described in the “Risk Factors” section beginning on page 28 and elsewhere in this proxy statement could have a material adverse effect on New Century and/or the Wilhelmina Companies.

ANNUAL MEETING OF NEW CENTURY STOCKHOLDERS

The Company is furnishing this proxy statement to you as part of the solicitation of proxies by the Board for use at the Annual Meeting, to be held on [•], 2008, and at any adjournment or postponement thereof.  This proxy statement is first being furnished to the Company’s stockholders on or about [•], 2008.  This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Annual Meeting.

Date, Time and Place

The Annual Meeting will be held on [•], 2008, at [•] local time, at the Company’s offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, or at any adjournment or postponement thereof.

Purpose

At the Annual Meeting, stockholders will be asked to vote on the following matters:

•	the Acquisition Proposal – a proposal to approve our acquisition of Wilhelmina International and its affiliated entities;

•
the Name Change Proposal – a proposal to approve and adopt an amendment to our Certificate of Incorporation to change our name from “New Century Equity Holdings Corp.” to “Wilhelmina International, Inc.”;

•
the Capitalization Proposal – a proposal to approve and adopt an amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 75,000,000 to 250,000,000;

•
the Reverse Stock Split Proposal – a proposal to grant authority to our Board of Directors to effect at any time prior to December 31, 2009 a reverse stock split of our Common Stock at a ratio within the range from one-for-ten to one-for-thirty, with the exact ratio to be set at a whole number within this range to be determined by our Board in its discretion;

•	the Declassification Proposal – a proposal to approve and adopt an amendment to our Certificate of Incorporation and Bylaws to provide for the annual election of directors;

•	the Director Proposal – to elect the following number of directors to our Board of Directors:

o	seven directors in the event that both the Acquisition Proposal and the Declassification Proposal are approved;

o	three directors in the event that the Acquisition Proposal is not approved and the Declassification Proposal is approved;

o	five directors in the event that the Acquisition Proposal is approved and the Declassification Proposal is not approved; or

o	one director in the event that neither the Acquisition Proposal nor the Declassification Proposal is approved;

•	the Auditor Proposal – a proposal to ratify the appointment of Burton McCumber & Cortez, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

•
the Adjournment Proposal – a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, any of the foregoing proposals have not been approved.

Recommendation of the Board

After careful consideration, a majority of the Board has determined that each of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal, the Declassification Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal is fair to and in the best interests of the Company and its stockholders.  Steven J. Pully was the sole director to vote against the Acquisition.

A majority of our Board recommends that you vote or give instruction to vote as follows:

•	“FOR” the approval of the Acquisition Proposal;

•	“FOR” the approval of the Name Change Proposal;

•	“FOR” the approval of the Capitalization Proposal;

•	“FOR” the approval of the Reverse Stock Split Proposal;

•	“FOR” the approval of the Declassification Proposal;

•	“FOR” the election of each of the director nominees as set forth in the Director Proposal;

•	“FOR” the approval of the Auditor Proposal; and

•	“FOR” the approval of the Adjournment Proposal.

Record Date and Voting Securities

The Board has fixed the close of business on November 4, 2008 as the Record Date for the determination of stockholders entitled to notice of and to attend and vote at the Annual Meeting and any adjournment or postponement thereof.  On the Record Date, there were [•] shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote per share on each proposal on which such shares are entitled to vote at the Annual Meeting.

Quorum and Voting Requirements

A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote is represented at the Annual Meeting, either in person or by proxy, totaling [•] shares.  Your shares will be counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy card.  Both abstentions (and withhold votes in the case of the Director Proposal) and broker non-votes (described in more detail below) are counted for the purpose of determining the presence of a quorum.

Abstentions and Broker Non-Votes

For all items of business other than the election of directors, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  Abstentions will have the same effect as a vote “AGAINST” each of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal and the Declassification Proposal, but will have no effect on the Auditor Proposal and the Adjournment Proposal.

Your broker, bank or nominee cannot vote your shares on any proposal unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.  If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Broker non-votes will have the same effect as a vote “AGAINST” each of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal and the Declassification Proposal.  Broker non-votes will have no effect on the Director Proposal, the Auditor Proposal and the Adjournment Proposal.

Vote Required

Both the Acquisition Proposal and the Declassification Proposal must be approved by the holders of not less than 66-2/3% of the outstanding shares of our Common Stock entitled to vote thereon.  Each of the Name Change Proposal, the Capitalization Proposal and the Reverse Stock Split Proposal must be approved by the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon.  The Auditor Proposal and the Adjournment Proposal must be approved by a majority of the votes cast thereon and represented at the Annual Meeting.  With respect to the Director Proposal, those director nominees who receive a plurality of votes cast, meaning that the individuals who receive the largest number of votes cast “FOR”, will be elected as directors.

Newcastle, which currently owns 19,380,768 shares or approximately 36% of our outstanding Common Stock, has, pursuant to the Mutual Support Agreement more fully described beginning on page 104, agreed to vote in favor of the Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal and the Declassification Proposal.

Approval of the Name Change Proposal, the Capitalization Proposal and the Reverse Stock Split Proposal are conditioned upon the approval of the Acquisition Proposal.

Voting Your Shares

Holders of Common Stock as of the Record Date will be entitled to one vote per share and may vote using any of the following methods:

Proxy card or voting instruction card.  Be sure to complete, sign and date the card and return it in the prepaid envelope.  If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote “FOR” the approval of each of Acquisition Proposal, the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal, the Declassification Proposal, the Auditor Proposal and the Adjournment Proposal, “FOR” the election of each of the director nominees as set forth in the Director Proposal and in the discretion of the proxy holders on any additional matters properly presented for a vote at the Annual Meeting.

In person at the Annual Meeting.  All stockholders may vote in person at the Annual Meeting.  You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person.  If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the Annual Meeting.

Revoking Your Proxy

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to the Company’s Secretary;

•	submitting a new, properly executed proxy after the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the Annual Meeting.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Attendance at the Annual Meeting

You are entitled to attend the Annual Meeting only if you were a Company stockholder or joint holder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the Annual Meeting.  If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), and you plan to attend the Annual Meeting, please send written notification to New Century Equity Holdings Corp., 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn:  Corporate Secretary, and enclose evidence of your ownership (such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership).  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on [•], 2008, at [•] local time.  You should allow adequate time for the check-in procedures.

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting.  Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the Annual Meeting.

Additional Information

If you would like to request an additional free copy of all of the proxy materials, the Company’s 2007 Annual Report on Form 10-K, as amended, or other financial information, or if you have any questions about the abovementioned proposals, the Annual Meeting or how to vote or revoke your proxy, you should contact us at:

New Century Equity Holdings Corp.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Attention:  Corporate Secretary

Other Items of Business

As of the date of this proxy statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than those described above.  However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card, Mark E. Schwarz and John P. Murray, to vote in accordance with their best judgment on such matters.

Appraisal Rights

The Company’s stockholders will not have appraisal rights in connection with the Acquisition Proposal or any of the other proposals under the DGCL.

Proxies and Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board.  In addition to solicitation by mail, the Company’s directors, officers and employees may solicit proxies by telephone or other means of communication.  Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries that hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof.  The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

The Company has hired MacKenzie Partners, Inc. to assist in the proxy solicitation process.  The Company will pay MacKenzie Partners, Inc. a fee not to exceed $[•], together with reimbursement for its reasonable out-of-pocket expenses, for such service.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our Common Stock beneficially owned as of [•], 2008 and anticipated to be beneficially owned after the consummation of the Acquisition by:

(i)	each person who is known by us to beneficially own 5% or more of our Common Stock;

(ii)	each person who is anticipated to own 5% or more of our Common Stock as a result of the Acquisition;

(iii)	each of our directors and our director nominees;

(iv)	each of our Named Executive Officers; and

(v)	all of our directors and executive officers as a group.

As of [•], 2008, 53,883,872 shares of the Common Stock were outstanding.  Unless otherwise indicated, the Common Stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person, and also includes options to purchase shares of our Common Stock exercisable within 60 days of [•], 2008.  Except as otherwise set forth below, the address of each of the persons or entities listed in the table is c/o New Century Equity Holdings Corp., 200 Crescent Court, Suite 1400, Dallas, Texas 75201.

	Common Stock Beneficially Owned Before the Acquisition		Common Stock Beneficially Owned After the Acquisition
Name of Beneficial Owner	Shares	Approximate Percentage of Outstanding(1)	Shares	Approximate Percentage of Outstanding(2)

5% or Greater Stockholders

Newcastle Partners, L.P.	19,380,768(3)	36.0%	31,526,516	24.5%

Brad Krassner and Krassner Family Investments, L.P. 1521 Alton Road Suite 824 Miami Beach, FL 33139	0	0%	30,364,372(4)	23.6%

	Common Stock Beneficially Owned Before the Acquisition		Common Stock Beneficially Owned After the Acquisition
Name of Beneficial Owner	Shares	Approximate Percentage of Outstanding(1)	Shares	Approximate Percentage of Outstanding(2)

Dieter Esch and Lorex Investments AG Treuhand und Revisionsgesellschaft Mattig-Suter und Partner Bahnhofstrasse 28 Postfach 556 CH-6431 Schwyz Switzerland	0	0%	30,364,372(5)	23.6%

Directors, Director Nominees and Named Executive Officers

Mark E. Schwarz	19,480,768(6)	36.1%	31,626,516	24.6%

John Murray	50,000(7)	*	50,000	*

James Risher	90,000(8)	*	90,000	*

Jonathan Bren	0	0%	0	0%

Steven J. Pully	0	0%	0	0%

Evan Stone(9)	0	0%	0	0%

Dr. Hans-Joachim Bohlk	50,000	*	50,000	*

Derek Fromm	0	0%	(10)	(10)

All directors and executive officers as a group (five persons)	19,620,768	36.3%	31,766,516	24.7%

_________________________
*           Less than 1%

(1)
Based on 53,883,872 shares of Common Stock outstanding as of [•], 2008. With the exception of shares that may be acquired by employees pursuant to the Company’s 401(k) retirement plan, a person is deemed to be the beneficial owner of Common Stock that can be acquired within 60 days after [•], 2008 upon exercise of options.  Each beneficial owner's percentage ownership of Common Stock is determined by assuming that options that are held by such person, but not those held by any other person, and that are exercisable within 60 days of the Record Date have been exercised.

(2)
Solely for illustrative purposes, these columns are designed to set forth information regarding the beneficial ownership of the Common Stock of each person who is anticipated to own greater than 5% of the outstanding Common Stock and each person who will be an executive officer or director of the Company following the approval of the Acquisition Proposal and Closing of the Acquisition Agreement, based on the following assumptions:

•	the current ownership of the entities and individuals identified above remains unchanged;
•	the capital structure of the Company remains as prior to the Acquisition such that only the pre-Acquisition number of shares remains 53,883,872 shares of Common Stock; and
•	immediately following the consummation of the Acquisition, there will be 128,580,227 shares of Common Stock outstanding.

The columns reflecting the beneficial ownership after consummation of the Acquisition and the issuance of (i) 60,728,744 shares of Common Stock, including shares to be held in escrow, to the Control Sellers, (ii) 12,145,748 shares of Common Stock to Newcastle pursuant to the Equity Financing Agreement and (iii) 1,821,862 shares of Common Stock to Sean Patterson.

(3)
Represents securities held by Newcastle, as disclosed in a Schedule 13D/A filed by Newcastle with the SEC on August 27, 2008, including 19,230,768 shares of Common Stock issued by the Company upon the conversion of 4,807,692 shares of Series A Convertible Preferred Stock on July 3, 2006.  Newcastle Capital Management, L.P. (“NCM”), as the general partner of Newcastle, may be deemed to beneficially own the securities beneficially owned by Newcastle.  Newcastle Capital Group, L.L.C. (“NCG”), as the general partner of NCM, which in turn is the general partner of Newcastle, may be deemed to beneficially own the securities beneficially owned by Newcastle.  Mark E. Schwarz, as the managing member of NCG, the general partner of NCM, which in turn is the general partner of Newcastle, may also be deemed to beneficially own the securities beneficially owned by Newcastle.  Each of NCM, NCG and Mr. Schwarz disclaims beneficial ownership of the securities beneficially owned by Newcastle except to the extent of their pecuniary interest therein.

(4)
Shares of Common Stock to be issued to Krassner L.P. in connection with the Acquisition (including shares that are and/or may be transferable to Derek Fromm at or immediately after the Closing of the Acquisition Agreement, as discussed in footnote 10 to this table).  Brad Krassner is the general partner of  Krassner L.P.  By virtue of his position with Krassner L.P., Mr. Krassner will have the power to vote and dispose of the shares of the Common Stock to be owned by Krassner L.P.

(5)
Shares of Common Stock to be issued to Lorex (including shares that may be transferable to Derek Fromm at or immediately after the Closing of the Acquisition Agreement, as discussed in footnote 10 to this table).  Dieter Esch is the sole shareholder of Lorex. By virtue of his position with Lorex, Mr. Esch will have the power to vote and dispose of the shares of the Common Stock to be owned by Lorex.

(6)
Consists of 100,000 shares of Common Stock issuable upon the exercise of options held by Mr. Schwarz individually and 19,380,768 shares of Common Stock beneficially owned by Newcastle and of which Mr. Schwarz may also be deemed to beneficially own by virtue of his power to vote and dispose of such shares.  Mr. Schwarz disclaims beneficial ownership of the 19,380,768 shares of Common Stock beneficially owned by Newcastle except to the extent of his pecuniary interest therein.

(7)
Consists of shares of Common Stock issuable upon the exercise of options.  Mr. Murray is the Chief Financial Officer of NCM.  Mr. Murray disclaims beneficial ownership of the 19,380,768 shares of Common Stock beneficially owned by Newcastle.

(8)	Consists of shares of Common Stock issuable upon the exercise of options.

(9)	Mr. Stone is the Vice President and General Counsel of NCM. Mr. Stone disclaims beneficial ownership of the 19,380,768 shares of Common Stock beneficially owned by Newcastle.

(10)
In connection with the transactions more fully discussed in “Proposal No. 6 – Election of Director Nominees – Transactions with Related Persons” beginning on page 136, Krassner L.P. will transfer to Mr. Fromm 404,858 shares of Common Stock and both Krassner L.P. and Lorex may transfer to Mr. Fromm up to an additional 1,776,316 shares of Common Stock at or immediately after the Closing of the Acquisition Agreement.

DESCRIPTION OF SECURITIES

General

The Certificate of Incorporation provides that the Company is authorized to issue up to 85,000,000 shares of all classes of the Company’s stock, including 75,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share, of which 1,000,000 are designated shares of Series A Junior Participating Preferred Stock (the “Series A Stock”).  As of the Record Date, [•] shares of Common Stock were issued and outstanding and no shares of Series A Stock were issued and outstanding.

The following description of our securities is intended as a summary only and is qualified in its entirety by reference to our Certificate of Incorporation, Certificate of Designation of our Series A Stock and the applicable provisions of the DGCL.

Common Stock

Holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders.

Currently, our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year.  Our Certificate of Incorporation does not provide for cumulative voting.

Holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of legally available funds.  However, the Company may not pay dividends on its Common Stock unless all declared and unpaid dividends of the Company’s preferred stock have been paid, and the current policy of the Board is to retain earnings, if any, for the operation and expansion of the Company.  Upon liquidation, dissolution or winding-up of the Company, holders of Common Stock are entitled to share ratably in all assets of the Company that are legally available for distribution, after payment of or provision for all liabilities and the liquidation preference of any outstanding preferred stock.  Holders of Common Stock have no preemptive, subscription, redemption or conversion rights and there are no sinking fund provisions applicable to the Common Stock.

Preferred Stock

The Certificate of Incorporation provides that the Company is authorized to issue up to 10,000,000 shares of blank check preferred stock with such designations, rights and preferences as may be determined from time to time by the Board.  Accordingly, the Board is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of Common Stock.

The Company may issue some or all of the preferred stock to effect a business combination.  In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of the Company.  There are no shares of preferred stock outstanding and the Company does not currently intend to issue any preferred stock.

One thousand shares of the Company’s preferred stock are designated shares of Series A Stock.  Currently, there are no shares of Series A Stock issued and outstanding.  Shares of Series A Stock may be issued in accordance with the Rights Plan (as defined below).

Rights to Purchase Series A Junior Participating Preferred Stock

On July 10, 2006, the Company entered into a stockholders rights plan (the “Rights Plan”) that replaces the Company’s stockholders rights plan dated July 10, 1996 that expired according to its terms on July 10, 2006.  The Rights Plan provides for a dividend distribution of one preferred share purchase right (each a “Right”) for each outstanding share of Common Stock.  The dividend was payable on July 10, 2006 to the Company’s stockholders of record at the close of business on that date.  The terms of the Rights and the Rights Plan are set forth in a Rights Agreement, dated as of July 10, 2006, by and between the Company and The Bank of New York Trust Company, N.A., now known as The Bank of New York Mellon Trust Company, N.A., as Rights Agent (the “Rights Agreement”), as amended.  The Board adopted the Rights Plan to protect stockholder value by protecting the Company’s ability to realize the benefits of its net operating loss carryforwards (“NOLs”) and capital loss carryforwards.

In general terms, the Rights Plan imposes a significant penalty upon any person or group that acquires 5% or more of the outstanding Common Stock without the prior approval of the Board.  Stockholders that own 5% or more of the outstanding Common Stock as of the close of business on July 10, 2006 may acquire up to an additional 1% of the outstanding Common Stock without penalty so long as they maintain their ownership above the 5% level (such increase subject to downward adjustment by the Board if it determines that such increase will endanger the availability of the Company’s NOLs and/or its capital loss carryforwards).  In addition, the Board has exempted Newcastle, the Company’s largest stockholder, as well as others in connection with the Acquisition (as discussed below), and may exempt any person or group that owns 5% or more if the Board determines that the person or group’s ownership will not endanger the availability of the Company’s NOLs and/or its capital loss carryforwards.  A person or group that acquires a percentage of the Common Stock in excess of the applicable threshold is called an “Acquiring Person.”  Any Rights held by an Acquiring Person are void and may not be exercised.

On August 25, 2008, in connection with the Acquisition, the Company entered into an amendment (the “Rights Agreement Amendment”) to the Rights Agreement.  The Rights Agreement Amendment, among other things, (i) provides that the execution of the Acquisition Agreement, the acquisition of shares of Common Stock pursuant to the Acquisition Agreement, the consummation of the other transactions contemplated by the Acquisition Agreement and the issuance of stock options to the Sellers or the exercise thereof, will not be deemed to be events that cause the Rights to become exercisable, (ii) amends the definition of Acquiring Person to provide that the Sellers and their existing or future Affiliates and Associates (each as defined in the Rights Agreement) will not be deemed to be an Acquiring Person solely by virtue of the execution of the Acquisition Agreement, the acquisition of Common Stock pursuant to the Acquisition Agreement, the consummation of the other transactions contemplated by the Acquisition Agreement or the issuance of stock options to the Sellers or the exercise thereof and (iii) amends the Rights Agreement to provide that a Distribution Date (as defined below) shall not be deemed to have occurred solely by virtue of the execution of the Acquisition Agreement, the acquisition of Common Stock pursuant to the Acquisition Agreement, the consummation of the other transactions contemplated by the Acquisition Agreement or the issuance of stock options to the Sellers or the exercise thereof.  The Rights Agreement Amendment also provides for certain other conforming amendments to the terms and provisions of the Rights Agreement.

The Board authorized the issuance of one Right per share of Common Stock outstanding on July 10, 2006. If the Rights become exercisable, each Right would allow its holder to purchase from the Company one one-hundredth of a share of Series A Stock for a purchase price of $10.00.  Each fractional share of Series A Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of Common Stock.  Prior to exercise, however, a Right does not give its holder any dividend, voting or liquidation rights.

The Rights will not be exercisable until the earlier of:  (i) 10 days after a public announcement by the Company that a person or group has become an Acquiring Person; and (ii) 10 business days (or a later date determined by the Board) after a person or group begins a tender or exchange offer that, if completed, would result in that person or group becoming an Acquiring Person.

The date that the Rights become exercisable is known as the “Distribution Date.”  Until the Distribution Date, the Common Stock certificates will also evidence the Rights and will contain a notation to that effect.  Any transfer of shares of Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights.  After the Distribution Date, the Rights will separate from the Common Stock and be evidenced by Rights certificates, which the Company will mail to all holders of Rights that have not become void.

Flip-in Event.  After the Distribution Date, all holders of Rights, except the Acquiring Person, may exercise their Rights upon payment of the purchase price to purchase shares of Common Stock (or other securities or assets as determined by the Board) with a market value of two times the purchase price (a “Flip-In Event”).

Flip-over Event.  After the Distribution Date, if a Flip-In Event has already occurred and the Company is acquired in a merger or similar transaction, all holders of Rights except the Acquiring Person may exercise their Rights upon payment of the purchase price, to purchase shares of the acquiring corporation with a market value of two times the purchase price of the Rights (a “Flip-Over Event”).

The Rights will expire on July 10, 2016 unless earlier redeemed or exchanged.

The Board may redeem all (but not less than all) of the Rights for a redemption price of $0.01 per Right at any time before the later of the Distribution Date and the date of the first public announcement or disclosure by the Company that a person or group has become an Acquiring Person.  Once the Rights are redeemed, the right to exercise Rights will terminate, and the only right of the holders of Rights will be to receive the redemption price.  The redemption price will be adjusted if the Company declares a stock split or issues a stock dividend on its Common Stock.

After the later of the Distribution Date and the date of the first public announcement by the Company that a person or group has become an Acquiring Person, but before an Acquiring Person owns 50% or more of the Common Stock, the Board may exchange each Right (other than Rights that have become void) for one share of Common Stock or an equivalent security.

The Board may adjust the purchase price of the Series A Stock, the number of shares of Series A Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Series A Stock or Common Stock.  No adjustments to the purchase price of less than 1% will be made.

Before the time the Rights cease to be redeemable, the Board may amend or supplement the Rights Plan without the consent of the holders of the Rights, except that no amendment may decrease the redemption price below $0.01 per Right.  At any time thereafter, the Board may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect any Rights holder and do not result in the Rights again becoming redeemable.

Transfer Agent

The transfer agent for the Common Stock is Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034, phone (469) 633-0101.

Certain Anti-Takeover Provisions of the Certificate of Incorporation and Bylaws

The Certificate of Incorporation and Bylaws include a number of provisions that may have the effect of delaying, deferring or discouraging another party from acquiring control of the Company and encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with the Board rather than pursue non-negotiated takeover attempts.  These provisions include the items described below.

•
Classified Board.  The Certificate of Incorporation and Bylaws provide that the Company’s directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, are classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, serving staggered three-year terms.  If the Declassification Proposal is approved by the stockholders at the Annual Meeting, the Certificate of Incorporation and Bylaws will be amended to provide for the annual election of all directors of the Company.

•
Removal of Directors and Filling Vacancies.  The Certificate of Incorporation and Bylaws provide that, subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, directors may be removed from office by stockholders with or without cause, upon the affirmative vote of at least 66-2/3% of all then outstanding shares of the Company’s voting stock, voting together as a single class.  The Certificate of Incorporation and Bylaws also provide that any vacancy on the Board, however occurring, including a vacancy resulting from a removal for cause or from an increase in the size of the Board, shall be filled by a majority of our directors then in office, even if less than a quorum.

•
Limitation on Stockholder Action by Written Consent.  The Certificate of Incorporation and Bylaws provide that except with respect to changing the name of the Company, stockholders may only take actions at a duly called and held stockholder meeting.

•
Approval of Certain Transactions. The Certificate of Incorporation provides that any proposal of the Company to reorganize, merge, or consolidate with any other corporation, or sell, lease, or exchange all of its assets or business requires the affirmative vote of at least 66-2/3% of all then outstanding shares entitled to vote.

•
Heightened Vote Requirement for Amending or Repealing Certain Provisions of the Certificate of Incorporation and Bylaws.  The Certificate of Incorporation and Bylaws provide that altering, amending, or adopting any provisions inconsistent with or repealing specified provisions, including those relating to (i) the structure of the Board, (ii) the threshold for stockholder approval of a reorganization, merger or consolidation of the Company, or the sale, lease or exchange of substantially all of its assets or business and (iii) the limitation on stockholder action outside of a duly called stockholder meeting, requires the affirmative vote of at least 66-2/3% of all then outstanding shares of the Company’s voting stock, voting together as a single class.

•
Undesignated Preferred Stock.  The Certificate of Incorporation provides for 10,000,000 authorized shares of blank check preferred stock, 1,000,000 of which are designated as Series A Stock, and all of which are currently available for issuance.  The existence of authorized but unissued shares of preferred stock, including certain unissued shares of blank check preferred stock, may enable the Board to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise.

•
Advance Notice Requirements.  The Bylaws establish advance notice procedures with regard to the submission by stockholders of director nominations and other business proposals to be brought before meetings of stockholders.  These procedures provide that notice of stockholder nominations and other business proposals must be timely given in writing to the Company’s Secretary prior to the meeting at which the action is to be taken.  The notice must contain information specified in the Bylaws.

PROPOSAL NO. 1

APPROVAL OF THE ACQUISITION

The discussion in this proxy statement of the Acquisition Proposal and the principal terms of the Acquisition Agreement and the associated ancillary agreements are subject to and qualified in their entirety by reference to the Acquisition Agreement, which is attached as Annex A to this proxy statement and is incorporated herein by reference.

General Description of the Acquisition

On August 20, 2008, a majority of the Board approved and deemed advisable that the Company enter into the Acquisition Agreement, pursuant to which Wilhelmina Acquisition will merge with and into Wilhelmina International in a stock-for-stock transaction, as a result of which Wilhelmina International will become a wholly owned subsidiary of the Company, and the Company will purchase the outstanding equity interests of the remaining Wilhelmina Companies for cash and possible earnout amounts.

Parties to the Acquisition Agreement

The parties to the Acquisition Agreement are New Century, Wilhelmina Acquisition (a wholly owned subsidiary of New Century); Esch, Lorex, Krassner, Krassner L.P. (collectively referred to herein as the “Control Sellers”); Wilhelmina International, Wilhelmina Miami, WAM, Wilhelmina Licensing, Wilhelmina TV (collectively referred to herein as the “Wilhelmina Companies”); Patterson, and the stockholders of Wilhelmina Miami (the stockholders of Wilhelmina Miami, together with the Control Sellers and Patterson, collectively referred to herein as the “Sellers”).  The Control Sellers own all of the equity interests in Wilhelmina International, Wilhelmina Licensing and WAM, and a majority of the equity interests in Wilhelmina TV and Wilhelmina Miami.  Patterson owns a minority equity interest in Wilhelmina TV.

The mailing address and telephone number of the principal executive offices of New Century and Wilhelmina Acquisition are 200 Crescent Court, Suite 1400, Dallas, Texas 75201 and (214) 661-7488.  The mailing address and telephone number of the principal executive offices of the Wilhelmina Companies and the Sellers are 300 Park Avenue South, New York, New York 10010 and (212) 473-0700.

Acquisition Consideration

At the Closing of the Acquisition Agreement, the Company will issue $15,000,000 of Common Stock of New Century, valued at book value as of July 31, 2008 (which the parties agreed is $0.247 per share of Common Stock, subject to adjustment) in connection with the merger of Wilhelmina Acquisition with and into Wilhelmina International.  The Company will pay an aggregate of $9,000,000 in cash to acquire the outstanding equity interests of the Wilhelmina Companies and will repay $6,000,000 in cash to repay the outstanding balance of a note of Wilhelmina International held by a Control Seller.  The purchase price is subject to certain post-closing adjustments, which will be affected against a total of $4,600,000 of Common Stock that will be held in escrow pursuant to the Acquisition Agreement.  The aggregate stock, cash and debt repayment of $30,000,000 to be paid at Closing, less $4,500,000 of Common Stock to be held in escrow in respect of the “core business” purchase price adjustment, provides for a floor purchase price of $25,500,000 (which amount may be further reduced in connection with certain indemnification matters).  The shares of Common Stock held in escrow may be repurchased by the Company for a nominal amount, subject to certain earnouts and offsets.

The shares held in escrow support indemnification obligations of the Control Sellers and loss offsets for WAM and Wilhelmina Miami.  The Sellers will be required to leave in escrow, through 2011, any stock “earned” following resolution of “core” adjustment, up to a total value of $1,000,000.  Losses at WAM and Wilhelmina Miami, respectively, can be offset against any positive earnout with respect to the other Wilhelmina Company.  Losses in excess of earnout amounts could also result in the repurchase of the remaining shares of Common Stock held in escrow for a nominal amount.  Working capital deficiencies may also reduce positive earnout amounts.  The earnouts are payable in 2011.  Included in the purchase price is $100,000 in Common Stock to be held in escrow pending resolution of a designated due diligence matter and an amount (expected to be approximately $400,000) to be paid to Patterson, in the form of Common Stock and/or cash, in connection with the change of control of Wilhelmina International.

DESCRIPTION OF NEW CENTURY

Introduction

New Century is a company in transition.  The Company has been seeking to redeploy its assets to enhance stockholder value and has been seeking, analyzing and evaluating potential acquisition and merger candidates.  On October 5, 2005, the Company made an investment in ACP Investments L.P. (d/b/a Ascendant Capital Partners) (“Ascendant”).  Ascendant is a Berwyn, Pennsylvania based alternative asset management company whose funds have investments in long/short equity funds and which distributes its registered funds primarily through various financial intermediaries and related channels.  The Company’s interest in Ascendant currently represents the Company’s sole operating business.

Historical Overview

The Company, which was formerly known as Billing Concepts Corp. (“BCC”), was incorporated in the state of Delaware in 1996.  BCC was previously a wholly-owned subsidiary of U.S. Long Distance Corp. (“USLD”) and principally provided third-party billing clearinghouse and information management services to the telecommunications industry (the “Transaction Processing and Software Business”).  Upon its spin-off from USLD, BCC became an independent, publicly-held company.  In October 2000, the Company completed the sale of several wholly-owned subsidiaries that comprised the Transaction Processing and Software Business to Platinum Holdings (“Platinum”) for consideration of $49,700,000 (the “Platinum Transaction”).  The Company also received payments totaling $7,500,000 for consulting services provided to Platinum over the twenty-four month period subsequent to the Platinum Transaction.

Beginning in 1998, the Company made multiple investments in Princeton eCom Corporation (“Princeton”) totaling approximately $77,300,000 before selling all of its interest for $10,000,000 in June 2004.  The Company’s strategy, beginning with its investment in Princeton, of making investments in high-growth companies was also facilitated through several other investments.

In early 2004, the Company announced that it would seek stockholder approval to liquidate the Company.  In June of 2004, the Board of the Company determined that it would be in the best interest of the Company to accept an investment from Newcastle, an investment fund with a long track record of investing in public and private companies.  On June 18, 2004, the Company sold 4,807,692 newly issued shares of its Series A 4% Convertible Preferred Stock (the “Series A Convertible Preferred Stock”) to Newcastle for $5,000,000 (the “Newcastle Transaction”).  The Series A Convertible Preferred Stock was convertible into approximately thirty-five percent of the Company’s Common Stock, at any time after the expiration of twelve months from the date of its issuance at a conversion price of $0.26 per share of Common Stock, subject to adjustment for dilution.  The holders of the Series A Convertible Preferred Stock were entitled to a four percent annual cash dividend (the “Preferred Dividends”).  Following the investment by Newcastle, the management team resigned and new executives and board members were appointed.  On July 3, 2006, Newcastle converted its Series A Convertible Preferred Stock into 19,230,768 shares of Common Stock.

During May 2005, the Company sold its equity interest in Sharps Compliance Corp. (“Sharps”) for approximately $334,000.  Following the sale of its interest in Sharps, the Company no longer holds any investments made by former management and which reflected former management’s strategy of investing in high-growth companies.

On August 25, 2008, the Company entered into the Acquisition Agreement, pursuant which Wilhelmina Acquisition will merge with and into Wilhelmina International in a stock-for-stock transaction, as a result of which Wilhelmina International will become a wholly owned subsidiary of the Company, and the Company will purchase the outstanding equity interests of the remaining Wilhelmina Companies for cash.  Upon the consummation of the Acquisition, Wilhelmina International will be the Company’s primary operating business.

Derivative Lawsuit

On August 11, 2004, Craig Davis, allegedly a stockholder of the Company, filed a lawsuit in the Chancery Court of New Castle County, Delaware (the “Lawsuit”).  The Lawsuit asserted direct claims, and also derivative claims on the Company’s behalf, against five former and three current directors of the Company.  On April 13, 2006, the Company announced that it reached an agreement with all of the parties to the Lawsuit to settle all claims relating thereto (the “Settlement”).  On June 23, 2006, the Chancery Court approved the Settlement, and on July 25, 2006, the Settlement became final and non-appealable.  As part of the Settlement, the Company set up a fund (the “Settlement Fund”), which was distributed to stockholders of record as of July 28, 2006, with a payment date of August 11, 2006.  The portion of the Settlement Fund distributed to stockholders pursuant to the Settlement was $2,270,017 or approximately $.04 per common share on a fully diluted basis, provided that any Common Stock held by defendants in the Lawsuit who were formerly directors of the Company would not be entitled to any distribution from the Settlement Fund.  The total Settlement proceeds of $3,200,000 were funded by the Company’s insurance carrier and by Parris H. Holmes, Jr., the Company’s former Chief Executive Officer, who contributed $150,000.  Also included in the total Settlement proceeds is $600,000 of reimbursement for legal and professional fees paid to the Company by its insurance carrier and subsequently contributed by the Company to the Settlement Fund.  Therefore, the Company recognized a loss of $600,000 related to the Lawsuit for the year ended December 31, 2006.  As part of the Settlement, the Company and the other defendants in the Lawsuit agreed not to oppose the request for fees and expenses by counsel to the plaintiff of $929,813.  Under the Settlement, the plaintiff, the Company and the other defendants (including Mr. Holmes) also agreed to certain mutual releases.

The Settlement provided that, if the Company had not acquired a business that generated revenues by March 1, 2007, the plaintiff maintained the right to pursue a claim to liquidate the Company. This custodian claim was one of several claims asserted in the Lawsuit.  Even if such a claim is elected to be pursued, there is no assurance that it will be successful.  In addition, the Company believes that it has preserved its right to assert that the Ascendant investment meets the foregoing requirement to acquire a business.

In connection with the resolution of the Lawsuit, the Company has ceased funding of legal and professional fees of the current and former director defendants.  The funding of legal and professional fees was made pursuant to indemnification arrangements that were in place during the respective terms of each of the defendants.  The Company has met the $500,000 retention as stipulated in the Company’s directors’ and officers’ liability insurance policy.  The directors’ and officers’ liability insurance policy carries a maximum coverage limit of $5,000,000.  During October 2007, the Company and the insurance carrier agreed to settle all claims for reimbursement of legal and professional fees associated with the Lawsuit for $240,000.

Alternative Asset Management Operations

On October 5, 2005, the Company entered into an agreement (the “Ascendant Agreement”) with Ascendant to acquire an interest in the revenues generated by Ascendant.  Pursuant to the Ascendant Agreement, the Company is entitled to a 50% interest, subject to certain adjustments, in the revenues of Ascendant, which interest declines if the assets under management of Ascendant reach certain levels.  Revenues generated by Ascendant include revenues from assets under management or any other sources or investments, net of any agreed commissions.  On November 5, 2007, John Murray, Chief Financial Officer of the Company, was appointed to the Investment Advisory Committee of Ascendant to serve in the place of the Company’s former CEO.  The total potential purchase price under the terms of the Ascendant Agreement is $1,550,000, payable in four equal installments of $387,500.  The first installment was paid at the closing and the second installment was paid on January 5, 2006.  Subject to the provisions of the Ascendant Agreement, including Ascendant’s compliance with the terms thereof, the third installment was payable on April 5, 2006 and the fourth installment was payable on July 5, 2006.  On April 5, 2006, the Company elected not to make the April installment payment and subsequently determined not to make the installment payment due July 5, 2006.  The Company believed that it was not required to make the payments because Ascendant did not satisfy all of the conditions in the Ascendant Agreement.

Subject to the terms of the Ascendant Agreement, if the Company does not make an installment payment and Ascendant is not in breach of the Ascendant Agreement, Ascendant has the right (which is its only remedy in the event of a payment breach by the Company) to acquire the Company’s revenue interest at a price which would yield a 10% annualized return to the Company.  The Company has been notified by Ascendant that Ascendant is exercising this right as a result of the Company’s election not to make its third and fourth installment payments.  The Company believes that Ascendant has not satisfied the requisite conditions to repurchase the Company’s revenue interest.

Ascendant had assets under management of approximately $45,200,000 and $37,500,000 as of June 30, 2008 and December 31, 2007, respectively.  Under the Ascendant Agreement, revenues earned by the Company from the Ascendant revenue interest (as determined in accordance with the terms of the Ascendant Agreement) are payable in cash within 30 days after the end of each quarter.  Under the terms of the Ascendant Agreement, Ascendant has 45 days following notice by the Company to cure any material breach by Ascendant of the Ascendant Agreement, including with respect to payment obligations.  Ascendant failed to make the required revenue sharing payments for the calendar quarters including June 30, 2006 through March 31, 2008 in a timely manner and did not cure such failures within the required 45-day period.  In addition, Ascendant has not made the payment for the quarter ended June 30, 2008.  Under the terms of the Ascendant Agreement, upon notice of an uncured material breach, Ascendant is required to fully refund all amounts paid by the Company, and the Company’s revenue interest remains outstanding.

The Company has not recorded any revenue or received any revenue sharing payments for the period from July 1, 2006 through June 30, 2008.  According to the Ascendant Agreement, if Ascendant acquires the revenue interest from the Company, Ascendant must pay the Company a return on the capital that it invested.  Pursuant to the Ascendant Agreement, the required return on the Company’s invested capital will not be impacted by any revenue sharing payments made or not made by Ascendant.

In connection with the Ascendant Agreement, the Company also entered into the Principals Agreement with Ascendant and certain limited partners and key employees of Ascendant (the “Principals Agreement”) pursuant to which, among other things, the Company has the option to purchase limited partnership interests of Ascendant under certain circumstances.  Effective March 14, 2006, in accordance with the terms of the Principals Agreement, the Company acquired a 7% limited partnership interest from a limited partner of Ascendant for nominal consideration.  The Principals Agreement contains certain noncompete and nonsolicitation obligations of the partners of Ascendant that apply during their employment and the twelve month period following the termination thereof.

Since the Ascendant revenue interest meets the indefinite life criteria outlined in Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” the Company does not amortize this intangible asset, but instead reviews this asset quarterly for impairment.  Each reporting period, the Company assesses whether events or circumstances have occurred which indicate that the carrying amount of the intangible asset exceeds its fair value.  If the carrying amount of the intangible asset exceeds its fair value, an impairment loss will be recognized in an amount equal to that excess.  After an impairment loss is recognized, the adjusted carrying amount of the intangible asset shall be its new accounting basis.  Subsequent reversal of a previously recognized impairment loss is prohibited.

The Company assesses whether the entity in which the acquired revenue interest exists meets the indefinite life criteria based on a number of factors including:  the historical and potential future operating performance; the historical and potential future rates of attrition among existing clients; the stability and longevity of existing client relationships; the recent, as well as long-term, investment performance; the characteristics of the entities’ products and investment styles; the stability and depth of the management  team and the history and perceived franchise or brand value.

Employees

As of [•], 2008, the Company had one employee.  The Company’s employee is not represented by a union.  The Company believes that its employee relations are good.

Properties

The Company’s corporate headquarters are currently located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, which are also the offices of NCM.  NCM is the general partner of Newcastle.  The Company occupies a portion of NCM’s office space on a month-to-month basis at $2,500 per month, pursuant to a services agreement entered into between the parties on October 1, 2006.

Legal Proceedings

On December 12, 2005, the Company received a letter from the SEC, based on a review of the Company’s Form 10-K filed for the year ended December 31, 2004, requesting that the Company provide a written explanation as to whether the Company is an “investment company” (as such term is defined in the Investment Company Act of 1940).  The Company provided a written response to the SEC, dated January 12, 2006, stating the reasons why it believes it is not an investment company.  The Company has provided certain confirmatory information requested by the SEC.  In the event the SEC or a court took the position that the Company is an investment company, the Company’s failure to register as an investment company would not only raise the possibility of an enforcement or other legal action by the SEC and potential fines and penalties, but also could threaten the validity of corporate actions and contracts entered into by the Company during the period it was deemed to be an unregistered investment company, among other remedies.

In a letter to the Company dated October 16, 2007, a lawyer representing Steven J. Pully (a director who served as the Company’s Chief Executive Officer from June 18, 2004 to October 15, 2007) alleged that the Company filed false and misleading disclosure with the SEC with respect to the elimination of Mr. Pully’s compensation (see the Company’s Forms 8-K filed on September 5, 2007 and October 17, 2007).  No specifics were provided as to such allegations.  The Company believes such allegations are unfounded and, if a claim is made, the Company intends to vigorously defend itself.

Market Price of and Dividends on New Century’s Common Stock

The Common Stock is currently quoted on the OTC Bulletin Board under the symbol “NCEH.OB”.  The table below sets forth the high and low bid prices for the Common Stock for the periods indicated.  These price quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions:

	High	Low
Year Ending December 31, 2008:
1st Quarter	$ 0.20	$ 0.13
2nd Quarter	$ 0.22	$ 0.05
3rd Quarter (through [•], 2008)	$ [•]	$ [•]

Year Ended December 31, 2007:
1st Quarter	$ 0.31	$ 0.22
2nd Quarter	$ 0.29	$ 0.22
3rd Quarter	$ 0.26	$ 0.21
4th Quarter	$ 0.23	$ 0.18

Year Ended December 31, 2006:
1st Quarter	$ 0.23	$ 0.15
2nd Quarter	$ 0.25	$ 0.19
3rd Quarter	$ 0.26	$ 0.18
4th Quarter	$ 0.23	$ 0.20

As of [•], 2008, there were [•] shares of Common Stock outstanding, held by [•] holders of record as of the Record Date.  The last reported sales price of the Common Stock on August 25, 2008, the date immediately prior to the public announcement of the Acquisition, was $0.17.  The last reported sales price of the Common Stock on [•] was $[•].

The Company has never declared or paid any cash dividends on the Common Stock.  Approximately $2,270,017 was distributed to certain stockholders pursuant to the Settlement in August 2006.  On June 30, 2006, Newcastle elected to receive dividends on its Series A Convertible Preferred Stock in cash for the period from June 19, 2005 through June 30, 2006.  On July 3, 2006, Newcastle elected to convert all of its Series A Convertible Preferred Stock into 19,230,768 shares of Common Stock.  The Company may not pay dividends on its Common Stock unless all declared and unpaid dividends on preferred stock have been paid.  In addition, whenever the Company shall declare or pay any dividend on its Common Stock, the holders of Series A Stock are entitled to receive such Common Stock dividends on a ratably as-converted basis.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NEW CENTURY

The following is a discussion of New Century’s financial condition and results of operations comparing the calendar years ended December 31, 2007 and 2006, as well as the three and six months ended June 30, 2008 and 2007.  You should read this section in conjunction with New Century’s Consolidated Financial Statements and the Notes thereto that are incorporated herein by reference and the other financial information included elsewhere in this proxy statement and the notes thereto.

New Century Overview

New Century is a company in transition.  New Century has been seeking to redeploy its assets to enhance stockholder value and has been seeking, analyzing and evaluating potential acquisition and merger candidates.  On August 29, 2008, New Century entered into the Acquisition Agreement pursuant to which it will acquire the Wilhelmina Companies as discussed in further detail in this proxy statement.  Upon consummation of the Acquisition, the business of the Wilhelmina Companies will constitute New Century’s primary business.

On October 5, 2005, New Century made an investment in Ascendant.  Ascendant is a Berwyn, Pennsylvania based alternative asset management company whose funds have investments in long/short equity funds and which distributes its registered funds primarily through various financial intermediaries and related channels.  New Century’s interest in Ascendant currently represents New Century’s sole operating business.

Ascendant and Operating Revenues

Pursuant to the Ascendant Agreement, New Century is entitled to a 50% interest, subject to certain adjustments, in the revenues of Ascendant, which interest declines if the assets under management of Ascendant reach certain levels.  Revenues generated by Ascendant include revenues from assets under management or any other sources or investments, net of any agreed commissions.  New Century also agreed to provide various marketing services to Ascendant.  On November 5, 2007, John Murray, Chief Financial Officer of New Century, was appointed to the Investment Advisory Committee of Ascendant to replace New Century’s former CEO.  The total potential purchase price under the terms of the Ascendant Agreement was $1,550,000, payable in four equal installments of $387,500.  The first installment was paid at the closing and the second installment was paid on January 5, 2006.  Subject to the provisions of the Ascendant Agreement, including Ascendant’s compliance with the terms thereof, the third installment was payable on April 5, 2006 and the fourth installment was payable on July 5, 2006.  On April 5, 2006, New Century elected not to make the April installment payment and subsequently determined not to make the installment payment due July 5, 2006.  New Century believed that it was not required to make the payments because Ascendant did not satisfy all of the conditions in the Ascendant Agreement.

Subject to the terms of the Ascendant Agreement, if New Century does not make an installment payment and Ascendant is not in breach of the Ascendant Agreement, Ascendant has the right to acquire New Century’s revenue interest at a price which would yield a 10% annualized return to New Century.  New Century has been notified by Ascendant that Ascendant is exercising this right as a result of New Century’s election not to make its third and fourth installment payments.  New Century believes that Ascendant has not satisfied the requisite conditions to repurchase New Century’s revenue interest.

Ascendant had assets under management of approximately $45,200,000 and $37,500,000 as of June 30, 2008 and December 31, 2007, respectively.  Under the Ascendant Agreement, revenues earned by New Century from the Ascendant revenue interest (as determined in accordance with the terms of the Ascendant Agreement) are payable in cash within 30 days after the end of each quarter.  Under the terms of the Ascendant Agreement, Ascendant has 45 days following notice by New Century to cure any material breach by Ascendant of the Ascendant Agreement, including with respect to payment obligations.  Ascendant failed to make the required revenue sharing payments for all calendar quarters including June 30, 2006 through March 31, 2008, in a timely manner and did not cure such failures within the required 45 day period.  In addition, Ascendant has not made the payment for the quarter ended June 30, 2008.  Under the terms of the Ascendant Agreement, upon notice of an uncured material breach, Ascendant is required to fully refund all amounts paid by New Century, and New Century’s revenue interest remains outstanding.

New Century has not recorded any revenue or received any revenue sharing payments for the period from July 1, 2006 through June 30, 2008.  According to the Ascendant Agreement, if Ascendant acquires the revenue interest from New Century, Ascendant must pay New Century a return on the capital that it invested.  Pursuant to the Ascendant Agreement, the required return on New Century’s invested capital will not be impacted by any revenue sharing payments made or not made by Ascendant.

Results of Operations for the Three and Six Months Ended June 30, 2008 compared to the Three and Six Months Ended June 30, 2007

General and Administrative Expenses

General and administrative (“G&A”) expenses are comprised of all costs incurred in direct support of the business operations of New Century.  G&A expenses decreased by $54,000, or 36%, and $138,000 or 42%, to $95,000 and $190,000, respectively, during the three and six months ended June 30, 2008, respectively, as compared to the corresponding periods of the prior fiscal year.  This decrease is primarily attributable to the absence of legal and professional fees associated with the Lawsuit, officers’ compensation and stock based compensation during the three and six months ended June 30, 2008.

Interest Income

Interest income decreased by $94,000, or 60%, and $149,000, or 48%, to $62,000 and $163,000, respectively, during the three and six months ended June 30, 2008, respectively, as compared to the corresponding periods of the prior fiscal year.  This decrease is attributable to a decrease in yields on cash balances available for short-term investment.

Results of Operations for the Year Ended December 31, 2007 compared to the Year Ended December 31, 2006

General and Administrative Expenses

During the year ended December 31, 2007, G&A expenses totaled $552,000 compared to $642,000 during the year ended December 31, 2006. The decrease in G&A for the year ended December 31, 2007, when compared to the year ended December 31, 2006, is primarily attributable to a decrease in legal and professional fees and officer compensation expense.

Depreciation and Amortization

Depreciation and amortization expense is incurred with respect to certain assets, including computer hardware, software, office equipment, furniture, goodwill and other intangibles.  During each of the years ended December 31, 2007 and December 31, 2006, depreciation and amortization expense totaled $0.  The decrease in depreciation and amortization from prior periods is principally the result of fixed asset sales.  New Century made no fixed asset purchases during the year ended December 31, 2007.

Interest Income

Interest income totaled $607,000 during the year ended December 31, 2007, compared to $582,000 during the year ended December 31, 2006.  The increase in interest income for the year ended December 31, 2007, as compared to the year ended December 31, 2006, was attributable to higher average cash balances.

Derivative Settlement Costs

On April 13, 2006, New Century announced that it reached an agreement with all of the parties to the Lawsuit to settle all claims relating thereto.  The total Settlement proceeds of $3,200,000 were funded by New Century’s insurance carrier and by Parris H. Holmes, Jr., New Century’s former Chief Executive Officer, who contributed $150,000.  Also included in the total Settlement proceeds is $600,000 of reimbursement for legal and professional fees paid to New Century by its insurance carrier and subsequently contributed by New Century to the Settlement Fund.  New Century has recognized a net loss of $600,000 related to the Lawsuit for the year ended December 31, 2006.  See “Proposal No. 1 – Approval of the Acquisition – Description of New Century – Derivative Lawsuit” beginning on page 58.

Income Taxes

As a result of the operating losses incurred for the year ended December 31, 2006 and the utilization of prior year net operating losses to offset income for the year ended December 31, 2007, no provision or benefit for income taxes was recorded for the years ended December 31, 2007 and 2006.

Liquidity and Capital Resources

New Century’s cash balance decreased to $12,508,000 at June 30, 2008, from $12,679,000 at December 31, 2007.  The decrease resulted from cash funding of general and administrative expenses offset by interest income of approximately $163,000 during the six months ended June 30, 2008.

During the next 12 months, New Century’s operating cash requirements are expected to consist principally of funding corporate expenses, the costs associated with maintaining a public company and expenses incurred in pursuing New Century’s business plan.  New Century expects to incur operating losses through fiscal 2008 which will continue to have a negative impact on liquidity and capital resources.

Assuming the Acquisition Agreement is approved by the stockholders of New Century, New Century will be obligated to fund $15,000,000 at closing of the Acquisition, subject to the conditions set forth in the Acquisition Agreement.  New Century expects to fund the cash closing obligations with cash on hand and funds from the Equity Financing Agreement.

Lease Guarantees

In October 2000, New Century completed the Platinum Transaction.  Under the terms of the Platinum Transaction, all leases and corresponding obligations associated with the Transaction Processing and Software Business were assumed by Platinum.  Prior to the Platinum Transaction, New Century guaranteed two operating leases for office space of the divested companies.  The first lease is related to office space located in San Antonio, Texas, and expired in 2006.  The second lease is related to office space located in Austin, Texas, and expires in 2010.  Under the original terms of the second lease, the remaining minimum undiscounted rent payments total approximately $2,127,000 at June 30, 2008.  In conjunction with the Platinum Transaction, Platinum agreed to indemnify New Century should the underlying operating companies not perform under the terms of the office leases.  New Century can provide no assurance as to Platinum’s ability, or willingness, to perform its obligations under the indemnification.  New Century does not believe it is probable that it will be required to perform under the remaining lease guarantee and, therefore, no liability has been accrued in New Century’s financial statements.

Off-Balance-Sheet Arrangements

New Century guaranteed two operating leases for office space for certain of its wholly-owned subsidiaries prior to the Platinum Transaction (see Liquidity and Capital Resources-Lease Guarantees above). One such lease expired in 2006.

Seasonality

New Century’s current operations are not significantly affected by seasonality.

Effect of Inflation

Inflation has not been a material factor affecting New Century’s business.  General operating expenses, such as salaries, employee benefits, insurance and occupancy costs, are subject to normal inflationary pressures.

New Accounting Standards

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which establishes a framework for reporting fair value and expands disclosures about fair value measurements. SFAS 157 was effective for New Century on January 1, 2008, with the exception that the applicability of SFAS 157’s fair value measurement requirements to nonfinancial assets and liabilities that are not required or permitted to be recognized or disclosed at fair value on a recurring basis has been delayed by the FASB for one year. New Century does not believe that the requirements of SFAS 157, which were effective for New Century on January 1, 2008, will have a material impact on New Century’s consolidated financial statements. New Century is currently evaluating the impact of the SFAS 157 requirements, which will be effective for New Century on January 1, 2009, on New Century’s financial position and results of operations.

Critical Accounting Policies

Impairment of Investments

New Century evaluates its investments in affiliates when events or changes in circumstances, such as a significant economic slowdown, indicate that the carrying value of the investments may not be recoverable.  Reviews are performed to determine whether the carrying value is impaired and if the comparison indicates that impairment exists, the investment is written down to fair value.  Significant management judgment based on estimates is required to determine whether and how much an investment is impaired.

DESCRIPTION OF THE WILHELMINA COMPANIES

Overview

The Wilhelmina Companies (also referred to in this description as Wilhelmina) provide traditional, full-service fashion model and talent management services, specializing in the representation and management of models, entertainers, artists, athletes and other talent to various customers and clients, including retailers, designers, advertising agencies and catalog companies.

Wilhelmina’s primary business is fashion model management, which activity is headquartered in New York City.  Wilhelmina is one of the oldest and largest fashion model management companies in the world.  Since it was founded in 1967 by Wilhelmina Cooper, a renowned fashion model, Wilhelmina has grown to include operations located in Los Angeles, as well as a growing network of licensees comprising leading modeling agencies in various local markets across the U.S.

The Wilhelmina Companies also include New York City-based entities focused on business areas complimentary to Wilhelmina’s fashion model and talent management business.  Wilhelmina Artist Management LLC (“WAM”), a New York corporation founded in 1998, is a talent management company that seeks to secure endorsement and spokesperson work for various high-profile talent from the worlds of sports, music and entertainment.  Wilhelmina Licensing LLC (“Wilhelmina Licensing”), a Delaware company founded in 1999, oversees the licensing of the “Wilhelmina” name, mainly to local modeling agencies across the U.S.  Wilhelmina Film & TV Production, LLC (“Wilhelmina TV”), a Delaware company founded in 2004, holds certain rights to and managed aspects of the production of certain reality television shows such as “The Agency” (2007) and “She’s Got the Looks” (2008) that seek to capitalize on the “Wilhelmina” brand.

Organizational Structure

Wilhelmina International, Ltd. (“Wilhelmina International”) has three wholly-owned subsidiaries:  Wilhelmina West, Inc. (“Wilhelmina West”), LW1, Inc. (“LW1”) and Wilhelmina Models, Inc. (“Wilhelmina Models”).  Wilhelmina West is a full-service fashion model agency based in Los Angeles.  LW1, also based in Los Angeles, offers some models the opportunity to be showcased on TV and film through its membership in the Screen Actors Guild.  Wilhelmina Models, based in New York City, holds certain contractual rights related to the business of Wilhelmina International.  Wilhelmina International also owns a non-consolidated 50% interest in Wilhelmina Kids & Creative Management LLC, a New York City-based modeling agency that specializes in representing child models, from newborns to children age 14.  Wilhelmina-Miami, Inc. (“Wilhelmina Miami”) is an independent fashion model agency affiliated with Wilhelmina International that is located in Miami and operates as a licensee of the “Wilhelmina” name.  Collectively, these businesses represent the Wilhelmina Companies’ model management business. Operating on the same entity level as Wilhelmina International are WAM, Wilhelmina TV and Wilhelmina Licensing, which represent the Wilhelmina Companies’ other business ventures complimentary to Wilhelmina’s fashion model management business.

Industry Overview

The fashion model management industry is highly fragmented, with smaller, local talent management firms frequently competing with a small group of internationally operating talent management firms for client assignments.  New York City, Los Angeles and Miami, as well as Paris, Milan and London are considered the most important markets for the fashion talent management industry; most of the leading international firms are headquartered in New York City, which is considered to be the “capital” of the global fashion industry.  Apart from Paris-based and publicly-listed Elite SA, all fashion talent management firms are privately-held.

The fashion model management industry can be divided into many subcategories, including advertising campaigns as well as catalog, runway and editorial work.  Advertising work involves modeling for advertisements featuring consumer products such as cosmetics, clothing and other items, to be placed in magazines, in newspapers, on billboards and with other types of media.  Catalog work involves modeling for promotional catalogs that are produced throughout the year.  Runway work involves modeling at fashion shows, which primarily take place in Paris, Milan, London and New York City.  Editorial work involves modeling for the cover and editorial section of magazines.

Economic Environment

The business of talent management firms such as Wilhelmina is related to the state of the advertising industry, as demand for talent is driven by print and TV advertising campaigns for consumer goods and retail clients.  Nevertheless, reductions in overall advertising expenditures typically impact talent management firms less due to the fact that photo shoots will be required irrespective of any reduction in size of traditional print media editions, or of the frequency with which ads containing pictures of fashion talent are shown.

With total advertising expenditures on major media (newspapers, magazines, television, cinema, outdoor and internet) amounting to approximately $179 billion in 2007, the U.S. is by far the world’s largest advertising market.  Recent forecasts by ZenithOptimedia(1), a recognized media services group, predict that year-on-year growth in the U.S. will amount to 3.4% (2008 versus 2007), 2.6% (2009 versus 2008) and 3.6% (2010 versus 2009), for total ad expenditures of $197 billion forecast for 2010.  According to ZenithOptimedia(1), in 2007 global ad expenditures were split among the following media:  Television (37.3%), Newspapers (27.2%), Magazines (12.1%), internet (8.6%), Radio (8%), Outdoor (6.2%), and Cinema (0.5%).  For the fashion talent management industry, including Wilhelmina, advertising expenditures on magazines, television and outdoor are of particular relevance, with internet advertising becoming increasingly important.

Talent Management Business

The talent management industry is focused on providing fashion modeling and celebrity product-endorsement services to clients such as ad agencies, branded consumer goods companies, fashion designers, magazines, retailers and department stores, product catalogs and internet sites.

Clients pay talent for their appearance in photo shoots for magazine features, print advertising, direct mail marketing, product catalogs and internet sites, as well as for their appearance in runway shows to present new designer collections, fit modeling, and on-location presentations and event appearances. In addition, talent may also appear in film and TV commercials.

Talent management firms develop and diversify their talent portfolio through a combination of ongoing local, regional or international scouting and talent-search efforts to source new talent, and cooperate with other agencies that represent talent, but lack specific booking opportunities for such talent.  Depending on the individual talent agency, talent may either be represented by the firm or a specialized “board” within the firm, or by individual talent managers or bookers.  Depending on the breadth of their service, talent management firms may in effect manage the entire modeling career of the individual talent they represent.  Talent management firms typically represent talent on an exclusive basis for periods of up to three years, subject to renewals.  Similarly, employment agreements with individual booking agents typically include non-compete clauses.

When seeking to hire talent services, clients will typically directly contact individual talent managers at a select number of talent management firms (pre-selected on the basis of specific talent represented by the firms or the firms’ reputation and depth of its talent portfolio), describe the client’s specific requirements and invite the talent management firm to make a certain talent available for an “audition” for a photo shoot or appearance.  The booking agent will negotiate pricing for the talent and will prepare the talent for the audition.  If the talent succeeds at the audition and is selected for the project, the booker will handle and coordinate all scheduling and client requirements, and invoice the client on the basis of the agreed fees specified in the voucher the talent returns to the firm upon completion of the project.

_______________________
1 Source:  “Western ad markets continue to slow, but surging developing markets propel healthy world growth in ad expenditure” Press Release, June 30, 2008, ZenithOptimedia Group Limited.

In exchange for their services, talent management firms charge their talent a commission, representing a percentage of the amount billed to the client.  The amount talent firms can charge clients for the talent’s services depends on the talent’s reputation and success in the marketplace, and his or her corresponding negotiating position with the firm.  In addition, the talent management firms charge a service charge to the clients.  This charge is typically negotiated and amounts to a percentage of the talent’s services and is paid by the client in addition to the amount paid for the talent’s services.

Competition

Wilhelmina’s principal competitors in the U.S. include DNA Model Management, Elite Model Management, Ford Models, Inc., IMG Models, Marilyn Model Agency, NEXT Model Management and Women Model Management.  In Europe, clients typically look to local firms as well as leading international firms for talent, or will seek models from talent management firms with a presence on location for the shoot, such as Miami, which has a strong, seasonal demand for several international catalog clients.

Smaller agencies typically tend to cater primarily to local market needs, such as local magazine and television advertising.  Several of the larger fashion talent firms operate offices in multiple cities and countries, or alternatively have chosen to partner with local or foreign agencies to attempt to harness synergies without increasing overhead.

In recent years, several of the leading agencies have experienced structural changes, such as the establishment of Elite SA as a standalone and publicly-listed European entity and the formal separation from its former U.S.-based affiliate, as well as the ownership change and recapitalization of Ford Models.  Other firms, such as IMG, have changed their business strategy from full-service agency to a narrowly-focused female-only supermodel talent segment.  Other firms, including Wilhelmina, are expanding into related talent management areas, such as sports representation.

Several of the leading talent management firms, whether through modeling contests or reality TV shows and contests, are actively seeking to develop brand-awareness for their status within the fashion talent management industry for product licensing and related purposes.

Wilhelmina’s Business Model

Fashion Model Management Business

Within its fashion model management business, Wilhelmina has two primary sources of revenue:  commissions paid by models as a percentage of their gross earnings and a separate service charge, paid by clients in addition to the booking fees, calculated as a percentage of the models’ booking fees.  Wilhelmina believes that its commission rates and service charge are comparable to those of its principal competitors.

Wilhelmina’s fashion model management operations are organized into divisions called “boards,” each of which specializes by the type of models it represents.  Wilhelmina’s boards are generally described in the table below.

Board Name	Location	Target Market
Women	LA, NYC	High-end female fashion models
Men	LA, NYC	High-end male fashion models
Wilhelmina Women	NYC	Established female fashion models (ages 18-29)
Wilhelmina Men	NYC	Established male fashion models (ages 18+)
Sophisticated Women	NYC	Established female fashion models (ages 30+)
Ten-20	NYC	Full-figured female fashion models
Runway	LA, NYC	Catwalk and designer client services
Lifestyle	LA, NYC	Commercial print bookings
Kids*	NYC	Child models (age 14 and under)
___________________________
*Through partial ownership of Wilhelmina Kids & Creative Management LLC

Each board is headed by a director who is in charge of the agents assigned to such board.  The agents of each board act both as bookers (includes promoting models, negotiating fees and contracting work) and as talent scouts/managers (includes providing models with career guidance and helping them better market themselves).  Although agents individually develop professional relationships with models, models are represented by a board collectively, and not by a specific agent.  Also, in contrast to the industry norm, Wilhelmina’s agents typically work on one board throughout their tenure with Wilhelmina and rarely change agencies.   Wilhelmina’s organization into boards thereby enables Wilhelmina to provide clients with services tailored to their particular needs, to allow models to benefit from agents’ specialized experience in their particular markets, and to limit Wilhelmina’s dependency on any specialty market or agent.

Once the agents become proven, Wilhelmina pursues employment contracts with agents that include noncompetition provisions such as a prohibition from working with Wilhelmina’s models and clients for a certain period of time after the end of the agent’s employment with Wilhelmina.  These terms are now considered standard practice throughout the industry.

Wilhelmina typically signs its models to two-year exclusive contracts, which it actively enforces.  Models typically do not switch from one agency to another, since they develop relationships with agents and become well known by certain of Wilhelmina’s clients.  The average model remains with Wilhelmina for eight to ten years and often progresses through a number of Wilhelmina’s boards as his or her career matures.

Talent Management Business

WAM has two primary sources of revenue:  commissions paid by talent as a percentage of their gross earnings and royalties (WAM may occasionally obtain an equity interest in a product line or company in consideration for its services).  WAM currently represents superstars such as Fergie, Natasha Bedingfield, Ciara, Estelle and Isabella Rossellini and many others for whom Wilhelmina seeks to secure fashion campaigns, endorsements and marketing opportunities. In addition, the sports roster of WAM represents golf teaching legend David Leadbetter in selected markets, including the U.S., and the recently created “Wilhelmina 7” or “W7” referring to group of seven leading women professional golfers represented as WAM talent.  WAM has secured commercial endorsements, fashion campaigns and sponsorships for its talent with clients such as Avon, Brown Shoe, Coca-Cola, Cover Girl, Dessert Beauty, Donna Karan, Hershey’s, Hugo Boss, L’Oreal, Mattel, Nautica, Nestle, Nike and Pizza Hut.  Additionally, WAM is engaged in cooperation agreements with certain artist management companies and music labels, such as Atlantic Group.

Although Wilhelmina’s fashion model management business remains its primary business, WAM plays an increasingly important role at Wilhelmina.  The visibility of WAM’s talent and clients help enhance the profile and penetration of the “Wilhelmina” brand with prospective models, other talent and clients, in turn providing Wilhelmina’s fashion model management business and other complimentary businesses with significant new opportunities.

Licensing Business

Wilhelmina Licensing collects third-party licensing fees in connection with the licensing of the “Wilhelmina” name and then pays a royalty fee to Wilhelmina International.  Third-party licensees include Wilhelmina Miami, an independent entity controlled by the owners of Wilhelmina International, as well as numerous leading fashion model agencies in local markets across the U.S.  The acquisition of Wilhelmina Miami is contemplated as part of the proposed Transaction.

Film and Television Production Business

The film and television production business consists of television syndication royalties and a production series contract.  In 2005, the Wilhelmina Companies produced the television show “The Agency” for the VH1 television network.  In 2007, the Wilhelmina Companies entered into an agreement with the TV Land television network to develop a television series entitled “She’s Got the Look”.

Clients and Customers

As of June 30, 2008, Wilhelmina had a roster of over 1,800 models under management contract, of which some 950 are active models.  Wilhelmina’s active models include Mark Vanderloo, Gabriel Aubry, Alex Lundqvist, Enrique Palacios, Andreas Segura, Nicolas Malleville, Noah Mills, Josh Wald, Tyson Ballou, RJ Rogenski, Alexandra Richards, Rebecca Romijn, Manon Von Gerkan, Line Goost, Esther Canadas, Ingrid Vandebosch, Camila Alves, Kate Dillon, Beverly Johnson and Roshumba.

Wilhelmina serves approximately 1,200 external clients.  Wilhelmina’s customer base is highly diversified, with no customer accounting for more than 5% of overall gross revenues.  The top 100 customers of Wilhelmina together account for no more than approximately 60% of overall gross revenues; the top-10 customers of Wilhelmina’s New York City operations historically generate approximately 20% of annual gross revenues; the top-10 customers of Wilhelmina’s California operations typically account for approximately 30% of annual gross revenues.  Both of Wilhelmina’s New York City and Los Angeles operations enjoy significant year-on-year repeat business from Wilhelmina’s stable of key accounts.  Each entity’s customer mix reflects the difference between the New York City and Los Angeles markets.

Competitive Attributes

Wilhelmina has created a diversified portfolio of talent under management, clients and business activities, which provides exposure to diverse markets and demographics, while serving as a platform for various growth opportunities.

The following are among Wilhelmina’s competitive attributes:

•
Strong brand recognition and high-end image.  Wilhelmina has achieved recognition in key fashion markets across the U.S. and internationally.  Wilhelmina’s favorable and high-end image enables it to attract and retain top talent to service a broad universe of quality media and retail clients.

•
Extensive, diverse and high-quality roster of talent.  Since its formation in 1967, Wilhelmina has rapidly evolved into a leading, full-service fashion model management company. As a result, Wilhelmina has attracted and is able to retain a strong supply of agents and has built a deep pool of fashion models under management.

•
Strong relationships with retailing companies and media buyers.  Wilhelmina has worked as partner with its retailing and media clients since its formation and has developed long-standing relationships with many leading buyers of fashion modeling services.  These relationships have been solidified through Wilhelmina’s ability to provide reliable high-quality models on a consistent basis.

•
Professional and developed workforce.  Highly credentialed professionals with years of talent management experience lead Wilhelmina. Wilhelmina’s leadership effectively combines entrepreneurial talent management experience with demonstrated management capabilities.

•
Strong platform for expansion and profit enhancement.  Wilhelmina believes its leadership position in the fashion model management industry and brand recognition provide an excellent platform for organic growth, business line extension and branded consumer goods opportunities, as well as acquisitive growth.

Business Focus and Strategy

Wilhelmina’s operational strategy has been to limit its risk profile by ensuring that it remains diversified and it enjoys a limited dependence on any particular fashion model, client or line of business.  In that interest, management has pursued various initiatives, including those set out below:

•	a shift in Wilhelmina’s focus from the high-end segment of the fashion model market to the much larger and more stable, although lower-profile “catalog” segment of the market;

•	the formation of WAM to handle endorsements and licensing for entertainers, artists, athletes and other talent;

•	licensing the “Wilhelmina” name to leading, local model management agencies, rather than acquiring and operating a wide network of local agencies;

•
exploring the use of the “Wilhelmina” brand in connection with consumer products, including fashion apparel (such as lingerie and sportswear), cosmetics and other beauty products, and health and lifestyle products; and

•	producing television shows and promoting model search contests.

Management’s current strategic plans include the following initiatives:

•	organic growth through optimization of existing pool of modeling talent;

•	expansion of talent pool through domestic and international scouting activities;

•	engaging in additional licensing arrangements with local model management firms;

•	development of product licensing and merchandizing opportunities; and

•	growth through acquisitions, with an international focus.

Management and Employees

The executive management of Wilhelmina is carried out from Wilhelmina’s corporate headquarters located in New York City, where the majority of Wilhelmina’s employees are located. Wilhelmina’s management structure is flat, with several relatively independent boards and a small, central administrative infrastructure.  The directors of the various boards are significantly involved in all key decisions regarding model acquisition, and matters affecting clients, which are frequently shared across several boards.  Wilhelmina International’s New York City operations also carry out the administrative support for Wilhelmina Kids & Creative LLC, in which Wilhelmina International holds a 50% interest, as well as for Wilhelmina Miami. As of June 30, 2008, Wilhelmina had 70 employees, 55 of whom were located at Wilhelmina’s corporate headquarters in New York City, 9 of whom were located at Wilhelmina’s Miami office in Florida and the remaining 6 of whom were located at Wilhelmina’s California office in Los Angeles.

Securities

Messrs. Esch and Krassner and their affiliates own all of the equity interests in Wilhelmina International, Wilhelmina Licensing and WAM, and a majority of the equity interests in Wilhelmina TV and Wilhelmina Miami.  There is no established trading market for any of the securities of any of the Wilhelmina Companies.

Properties

The following table summarizes information with respect to the material facilities of the Wilhelmina Companies, all of which are leased office space:

Description of Property	Area (sq. feet)	Month of Lease Expiration
office for New York-based operations – New York, NY	11,400	December 31, 2010

office for California-based operations – Los Angeles, CA	6,000	June 30, 2011

office for Wilhelmina Miami – Miami Beach, FL	2,100	October 15, 2009

The Wilhelmina Companies also lease three apartments in New York City, one apartment in Los Angeles and one apartment in Miami for use by models in connection with the business.

Legal Proceedings

On February 1, 2006, Wilhelmina Models and Tony Dias commenced an action against PUIG Beauty and Fashion Group, S.L. (“PUIG”), a corporation with offices in Spain, for breach of PUIG’s contract relating to modeling services provided by Mr. Dias.  The action, entitled Wilhelmina Models, Inc., et al. v. PUIG Beauty and Fashion Group, S.L., Index No. 600312/06 (Sup. Ct., N.Y. County), asserts claims for breach of contract and quantum meruit.  On the breach of contract claim, the plaintiffs seek recovery of the contractual fees owed to Mr. Dias for use of his likeness in the total amount of $165,657.50, plus Wilhelmina’s agency fee.  On the quantum meruit claim, the plaintiffs seek an amount to be determined at trial, but not less than $200,000 plus interest.  The parties’ attempts to mediate this case have not been successful.  The plaintiffs filed a motion for summary judgment on June 12, 2008 and defendant cross-moved for summary judgment on July 21, 2008.

On October 3, 2007, Elite Model Management Corp. (“Elite”) commenced an action in the Florida Circuit Court, 11th Judicial Circuit, Miami-Dade County, entitled Elite Models Management Corp. v. Lisa Cortes & Wilhelmina - Miami, Inc., Case No.:  07-32723 (CA 09), in which Elite alleges that Wilhelmina-Miami tortiously interfered with a contract between Elite and Ms. Cortes by inducing her to terminate their relationship.  Elite is seeking damages in an unspecified amount to be determined at trial.  On July 30, 2008, Wilhelmina Models, Inc. served Elite with a complaint asserting that Elite tortiously interfered with Wilhelmina Models’ contract with Ms. Cortes and claiming damages in an unspecified amount to be determined at trial.

On August 13, 2008, Wilhelmina entered into a Voluntary Compliance Agreement with the New York State Comptroller’s Office of Unclaimed Funds (“OUF”), pursuant to which, among other things, Wilhelmina will submit to the OUF an analysis of amounts owed by Wilhelmina with respect to unclaimed property. No interest or penalties are expected to be imposed on Wilhelmina under the terms of any resulting settlement agreement.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE WILHELMINA COMPANIES

The following is a discussion of the Wilhelmina Companies’ financial condition and results of operations comparing the calendar years ended December 31, 2007 and December 31, 2006, as well as the six months ended June 30, 2008 and June 30, 2007.  You should read this section together with the Wilhelmina Companies’ combined financial statements including the notes to those financial statements for the periods mentioned above included in this proxy statement.

Wilhelmina Companies Overview

The Wilhelmina Companies provide traditional, full-service fashion model and talent services, specializing in the representation and management of models, entertainers, artists, athletes and other talent to various customers, and clients, including retailers, designers, advertising agencies and catalog companies.  Since its foundation in 1967 by the famous model Wilhelmina Cooper, the Wilhelmina Companies have grown largely organically to their current size, and have developed into a broadly diversified full service agency with offices in New York City, Los Angeles and Miami.  In addition to their traditional fashion model management activities, the Wilhelmina Companies have also expanded into music and sports talent endorsement, television show production, licensing opportunities for the Wilhelmina brand name and also arrangements with licensees across the U.S., who serve as the Wilhelmina Companies’ local representatives.

The Wilhelmina Companies contract with fashion models, artists and celebrities to perform modeling and endorsement services for their clients.  The standard Wilhelmina contract is an exclusive contract between the two parties for a term and requires the model or artist pay the Wilhelmina Companies a commission on all gross billings the model receives for performing modeling services during the term of the agreement.  For the consideration paid, the Wilhelmina Companies manage the booking, scheduling and invoicing and collections process on behalf of the model.  All models under contract are classified as contractors to the Wilhelmina Companies, not employees.

The Wilhelmina Companies act as an agent and record revenue equal to the net amount retained, when the commission and service charge is earned.  The Wilhelmina Companies recognize services provided as revenue upon the rendering of services to their clients.  Commissions and residual income represents a percentage charged to the models upon the completion of their services to the clients.  Service charges represent amounts charged to the client for brokering the relationship between the client and the model.  While gross billings are not formally recorded as a line item in the combined financial statements of the Wilhelmina Companies, it remains an important business metric that ultimately drives revenues and profits.

Results of Operations for the Six Months Ended June 30, 2008 compared to the Six Months Ended June 30, 2007

Revenues

During the six months ended June 30, 2008, gross billings increased $3,788,000, or 20.7%, to $22,081,000 compared to $18,293,000 during the six months ended June 30, 2007.  The Wilhelmina Companies saw increases in gross billings across the various divisions of the business, including artist management, the Miami division, licensing and the core modeling business.  The increases are primarily attributable to a renewed focus on customers, additional marketing and hiring of key personnel.

Commissions and Residuals

Commissions and residual income represents a percentage charged to the models upon the completion of their services to the clients.  During the six months ended June 30, 2008, commissions and residuals increased $591,252, or 25.3%, to $2,924,644 compared to $2,333,392 during the six months ended June 30, 2007.  The increase is primarily attributable to an increase in gross billings.

Service Charges

Service charges represent amounts charged to the client for brokering and managing the relationship between the client and the model.  During the six months ended June 30, 2008, service charges increased $641,419, or 25.4%, to $3,167,691 compared to $2,526,272 during the six months ended June 30, 2007.  The increase is primarily attributable to an increase in gross billings.

Management Fees, License Fees and Other Income

Wilhelmina has entered into agreements with both affiliated and non-affiliated entities to provide management and administrative services, as well as sharing of space where applicable. Compensation under these agreements may be either a fixed amount or contingent upon the other parties’ commission income.  Management fee income under these agreements totaled approximately $55,002 and $85,002 for the six months ended June 30, 2008 and the six months ended June 30, 2007, respectively.  The portion of management fee income from an unconsolidated affiliate amounted to $55,002 for the six months ended June 30, 2008 and the six months ended June 30, 2007.

License fees consist primarily of franchise revenues from independently owned model agencies that use the Wilhelmina trademark name and various services provided to them by the Wilhelmina Companies.  License fees totaled approximately $116,000 and $124,000 for the six months ended June 30, 2008 and the six months ended June 30, 2007, respectively.

Other income consists of mother agency fees which are paid to the Wilhelmina Companies by another agency when the other agency books a Wilhelmina contracted model for a client engagement.  Other income also consists of fees derived from participants in the Wilhelmina model search contest.  Search fees totaled approximately $0 for the six months ended June 30, 2008 and the six months ended June 30, 2007.

Operating Expenses

Operating expenses consist of costs that support the operations of the Wilhelmina Companies, including, payroll, rent, overhead, insurance, travel and professional fees.  During the six months ended June 30, 2008, total operating expenses increased $351,295, or 6.7%, to $5,562,752 compared to $5,211,457 during the six months ended June 30, 2007.

Because the Wilhelmina Companies provide professional services to the models, artists and celebrities, salary and service costs represent the largest part of the Wilhelmina Companies’ operating expenses. Salary and service costs are comprised of payroll and related costs and travel costs required to deliver the Wilhelmina Companies’ services and to allow them to pursue new business.  During the six months ended June 30, 2008, the Wilhelmina Companies continued to invest in professional personnel and pursue new business.  Salary and service costs as a percentage of total operating expenses were 63.5% and 62.6% for the six months ended June 30, 2008 and the six months ended June 30, 2007, respectively.  The increase in total operating expenses resulted mostly from increases in salary and service costs.  This increase was attributable to the increase in revenues for the six months ended June 30, 2008, which drove necessary increases in the direct costs required for the Wilhelmina Companies to deliver their services, including travel related costs.

Office and general expenses are comprised of office and equipment rents, advertising and promotion, overhead expenses, insurance expenses, professional fees, technology cost and depreciation.  These costs are less directly linked to changes in the Wilhelmina Companies’ revenues than their salary and service costs.  Office and general expenses as a percentage of total operating expenses were 27.8% and 28.1% for the six months ended June 30, 2008 and the six months ended June 30, 2007, respectively.

	Six months ended June 30,
		2008	(in thousands)		2007

	$	% of Revenue	% of Operating Expenses	$	% of Revenue	% of Operating Expenses

Revenues	$6,356			$5,136

Operating Expenses:
Salary and services costs	3,532	55.5%	63.5%	3,258	63.4%	62.6%
Office and general expenses	1,544	24.2%	27.8%	1,466	28.5%	28.1%
Owner’s compensation	487	7.7%	8.7%	487	9.4%	9.3%
Total Operating Expenses	5,563	87.4%		5,211	101.3%

Operating Income	$793			$(75)

Interest Expense

Interest expense decreased $51,807, or 10.2%, to $455,968 during the six months ended June 30, 2008, compared to $507,775 during the six months ended June 30, 2007.  The decrease in interest expense resulted primarily from a decrease in the interest rate on the line of credit and lower average principle balance on the term note payable to a Control Seller.  The Wilhelmina Companies are obligated under a note payable to a Control Seller for $6,000,000 that matures on June 3, 2009.  The note bears a stated rate of interest of 12.5% per annum.  Interest is paid monthly and aggregated $375,000 in each six months ended June 30, 2008 and 2007.

Equity in income (loss) of affiliate

The Wilhelmina Companies account for their investment in their 50% owned affiliate using the equity method of accounting.  Accordingly, the Wilhelmina Companies recognize their pro-rata share of the affiliate’s income or loss in earnings.  Distributions from the affiliate are reflected as a reduction of the investment.  Equity in income of affiliate totaled $15,685 during the six months ended June 30, 2008, compared to equity in loss of affiliate of $12,433 during the six months ended June 30, 2007.  The increase in equity income of affiliate for the six months ended June 30, 2008, as compared to the six months ended June 30, 2007, was attributable to an increase in the net income of the affiliate.

Results of Operations for the Year Ended December 31, 2007 compared to the Year Ended December 31, 2006

Revenues

During the year ended December 31, 2007, gross billings increased approximately $5,577,000, or 17.4%, to $37,564,000 compared to $31,987,000 during the year ended December 31, 2006.  The Wilhelmina Companies saw increases in gross billings across the various divisions of the business, including artist management, the Miami division, licensing and the core modeling business. The increases are primarily attributable to changes in key personnel and marketing.

Commissions and Residuals

Commissions and residual income represents a percentage charged to the models upon the completion of their services to the clients.  During the year ended December 31, 2007, commissions and residuals increased $212,651, or 4.5%, to $4,914,400 compared to $4,701,749 during the year ended December 31, 2006. The increase is primarily attributable to an increase in gross billings.

Service Charges

Service charges represent amounts charged to the client for brokering and managing the relationship between the client and the model.  During the year ended December 31, 2007, service charges increased $772,204, or 16.9%, to $5,326,951 compared to $4,554,747 during the year ended December 31, 2006. The increase is primarily attributable to an increase in gross billings.

Consulting Income

Consulting income consists of television syndication royalties and a production series contract.  In 2005, the Wilhelmina Companies produced the television show “The Agency” and in 2007, the Wilhelmina Companies entered into an agreement with a television network to develop a television series called “She’s Got the Looks”.  The television series documents the lives of women competing in a modeling competition.  The Wilhelmina Companies will provide to the television series the talent, together with the brand image of Wilhelmina and agrees to a modeling contract with the winner of the competition, in consideration of a fee per episode produced, plus 15% of Modified Gross Adjusted Receipts by the television network for the series, as defined.  Consulting income for the year ended December 31, 2007 includes $120,000 from this production series.

Management Fees, License Fees and Other Income

Wilhelmina has entered into agreements with both affiliated and non-affiliated entities to provide management and administrative services, as well as sharing of space where applicable. Compensation under these agreements may be either a fixed amount or contingent upon the other parties’ commission income.  Management fee income under these agreements totaled approximately $160,000 and $328,000 for the year ended December 31, 2007 and the year ended December 31, 2006, respectively.  The portion of management fee income from an unconsolidated affiliate amounted to $110,000 for the year ended December 31, 2007 and the year ended December 31, 2006.

License fees consist primarily of franchise revenues from independently owned model agencies that use the Wilhelmina trademark name and various services provided to them by the Wilhelmina Companies. License fees totaled approximately $295,000 and $170,000 for the year ended December 31, 2007 and the year ended December 31, 2006, respectively.

Other income consists of mother agency fees which are paid to the Wilhelmina Companies by another agency when the other agency books a Wilhelmina contracted model for a client engagement.  Other income also consists of fees derived from participants in the Wilhelmina model search contest.  Search fees totaled approximately $298,000 and $389,000 for the year ended December 31, 2007 and the year ended December 31, 2006, respectively.

Operating Expenses

Operating expenses consist of costs which support the operations of the Wilhelmina Companies, including, payroll, rent, overhead, insurance, travel and professional fees.  During the year ended December 31, 2007, operating expenses increased $1,347,402, or 14.4%, to $10,717,575 compared to $9,370,173 during the year ended December 31, 2006.

Because the Wilhelmina Companies provide professional services to the models, artists and celebrities, salary and service costs represent the largest part of the Wilhelmina Companies’ operating expenses. Salary and service costs are comprised of payroll and related costs and travel costs required to deliver the Wilhelmina Companies’ services and to allow them to pursue new business.  During the year ended December 31, 2007, the Wilhelmina Companies continued to invest in professional personnel and pursue new business.  Salary and service costs as a percentage of total operating expenses were 62.9% and 61.5% for the year ended December 31, 2007 and the year ended December 31, 2006, respectively.  Approximately $978,000, or 72.6%, of the approximately $1,348,000 increase in total operating expenses in 2007 resulted from increases in salary and service costs. This increase was attributable to the increase in revenues in 2007, which drove necessary increases in the direct costs required to deliver the Wilhelmina Companies’ services, including travel related cost.

Office and general expenses are comprised of office and equipment rents, advertising and promotion, overhead expenses, insurance expenses, professional fees, technology cost and depreciation.  These costs are less directly linked to changes in the Wilhelmina Companies’ revenues than their salary and service costs.  As a percentage of total operating expenses, office and general expenses were 28.0% for the year ended December 31, 2007 and 28.1% for the year ended December 31, 2006.  The majority of the increase in office and general expenses in 2007 of approximately $370,000 relates to additional advertising and promotion cost.

		Year ended December 31,
		2007	(in thousands)		2006

	$	% of Revenue	% of Operating Expenses	$	% of Revenue	% of Operating Expenses

Revenues	$11,491			$10,739

Operating Expenses:
Salary and service costs	6,744	58.6%	62.9%	5,766	53.7%	61.5%
Office and general expenses	2,999	26.0%	28.0%	2,629	24.5%	28.1%
Owner’s compensation	975	8.5%	9.1%	975	9.1%	10.4%
Total Operating Expenses	10,718	93.1%		9,370	87.3%

Operating Income	$773			$1,369

Interest Income

Interest income totaled $12,591 during the year ended December 31, 2007, compared to $139,448 during the year ended December 31, 2006. For the year ended December 31, 2006, interest income includes $131,732 attributable to a court settlement from litigation with a client.

Interest Expense

Interest expense totaled $992,011 during the year ended December 31, 2007, compared to $999,105 during the year ended December 31, 2006.  The Wilhelmina Companies are obligated under a note payable to a Control Seller for $6,000,000 which matures on June 3, 2009.   The note bears a stated rate of interest of 12.5% per annum.  Interest is paid monthly and aggregated $750,000 in each year ended December 31, 2007 and 2006.

Equity in income (loss) of affiliate

The Wilhelmina Companies account for its investment in its 50% owned affiliate using the equity method of accounting.  Accordingly, the Wilhelmina Companies recognize their pro-rata share of the affiliate’s income or loss in earnings.  Distributions from the affiliate are reflected as a reduction of the investment.  Equity in income of affiliate totaled $17,650 during the year ended December 31, 2007, compared to equity in loss of affiliate of $21,684 during the year ended December 31, 2006.  The increase in equity income of affiliate for the year ended December 31, 2007, as compared to the year ended December 31, 2006, was attributable to an increase in the net income of the affiliate.

Liquidity and Capital Resources

The Wilhelmina Companies’ primary liquidity needs are for financing working capital associated with the expenses they incur in performing services under their client contracts.  The Wilhelmina Companies have in place a credit facility that includes a term loan and a revolving line of credit that allows them to manage their cash flows. The Wilhelmina Companies’ ability to make payments on the credit facility, to replace their indebtedness, and to fund working capital and planned capital expenditures will depend on their ability to generate cash in the future, which, to a certain extent, is subject to general economic, financial, competitive and other factors that are beyond their control.  The Wilhelmina Companies have historically secured their working capital facility through account receivable balances and therefore, the Wilhelmina Companies ability to continue servicing debt is dependant upon the timely collection of those receivables.

The Wilhelmina Companies made capital expenditures of approximately $20,171, $44,803 and $70,489 in 2006, 2007 and the six month period ended June 30, 2008, respectively.

On August 29, 2008, New Century entered into the Acquisition Agreement pursuant to which it will acquire the Wilhelmina Companies as discussed in further detail in this proxy statement.  Upon consummation of the Acquisition, the business of the Wilhelmina Companies will constitute New Century’s primary business.  Concurrently with the execution of the Acquisition Agreement, New Century entered into the Equity Financing Agreement with Newcastle whereby Newcastle committed to purchase, at New Century’s election at any time or times prior to six months following the Closing, up to an additional $2,000,000 of Common Stock.  In the event that a Core Decrease is determined as part of the Aggregate Purchase Price, the Control Sellers will have the option to pay to New Century in cash, such amount of the Core Decrease, not to exceed $4,500,000.

Working Capital and Term Loan Facilities

The Wilhelmina Companies’ revolving line of credit has a borrowing capacity up to $2,000,000, with availability subject to a borrowing base computation.  The revolving line of credit matures on November 30, 2008.  Interest on the revolving credit note is payable monthly at an annual rate of prime plus 0.5% equal to 5.5% at June 30, 2008.

In December 2005, the Wilhelmina Companies entered into a $1,000,000 term note with a bank.  The term note is payable in monthly installments of $23,784 including principal and interest calculated at a fixed rate of 6.65% per annum and matures in December 2009.

The line of credit and term note are collateralized by all of the assets of the Wilhelmina Companies, cross collateralized by the combined and consolidated companies herein and are guaranteed by a stockholder of the Wilhelmina Companies.

Contingent Liabilities

In February 2006, the Wilhelmina Companies filed a claim against PUIG Beauty and Fashion Group, S.L., a former international client for breach of contract and quantum meruit.  The attempts to mediate have been unsuccessful.  See “Proposal No. 1 – Approval of the Acquisition – Description of the Wilhelmina Companies – Legal Proceedings” beginning on page 72.

In the normal course of business, the Wilhelmina Companies are subject to various legal proceedings, the resolution of which, in management’s opinion, will not have a material adverse effect on the financial position or the results of operations of the Wilhelmina Companies.

Off Balance Sheet Arrangements

The Wilhelmina Companies do not have any off balance sheet arrangements.

Related Party Transactions

Note Payable To A Control Seller

The Wilhelmina Companies are obligated on a note payable to a Control Seller for $6,000,000 which matures on June 3, 2009.  The note bears a stated rate of interest of 12.5% per annum.  Interest is paid monthly and aggregates $375,000 for each of the six months ended June 30, 2008 and 2007 and $750,000 in each of the years ended December 31, 2007 and 2006.

Consulting Fees Paid

The Wilhelmina Companies paid consulting fees to a 50% stockholder of the Wilhelmina Companies in the amount of $62,500 for each of the six months ended June 30, 2008 and 2007 and $125,000 for each of the years ended December 31, 2007 and 2006.

Management Fees Income

The Wilhelmina Companies provided management services to an unconsolidated affiliate in the amount of $55,000 for each of the six months ended June 30, 2008 and 2007 and $110,000 for each of the years ended December 31, 2007 and 2006.

Due From Officer

Advances to officers are non-interest bearing and are due on demand.

Seasonality

The Wilhelmina Companies’ current operations are not significantly affected by seasonality.

New Accounting Standards

In December 2007, the FASB released Statement of Financial Accounting Standards No. 141(R), Business Combinations (revised 2007) (“SFAS 141(R)”), which changes many well-established business combination accounting practices and significantly affects how acquisition transactions are reflected in the financial statements. Additionally, SFAS 141(R) will affect how companies negotiate and structure transactions, model financial projections of acquisitions and communicate to stakeholders. SFAS 141(R) must be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Wilhelmina Companies are currently evaluating the impact the adoption of this statement could have on their financial condition, results of operations and cash flows.

In December 2007, the FASB released Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements an amendment of ARB No. 51 (“SFAS 160”), which establishes accounting and reporting standards for the noncontrolling interests in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interests and requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest.  Previously, net income attributable to the noncontrolling interest was reported as an expense or other deduction in arriving at consolidated net income. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008.  The Wilhelmina Companies are currently evaluating the impact the adoption of this statement could have on its financial condition, results of operations and cash flows.

Critical Accounting Policies

Basis of Combination

The accompanying financial statements include the consolidated accounts of Wilhelmina International, Ltd. and its wholly-owned subsidiaries, Wilhelmina West, Inc., Wilhelmina Models, Inc., and LW1, Inc.  Wilhelmina-Miami, Inc., Wilhelmina Artist Management, LLC, Wilhelmina Licensing, LLC and Wilhelmina Film & TV, LLC, which are wholly or majority owned by the stockholders and officers of the consolidated companies, are combined with the consolidated group of companies.  The collective group is referred to as the Wilhelmina Companies.  All significant inter-company accounts and transactions have been eliminated in the combination.

Revenue Recognition

The Wilhelmina Companies act as an agent and records revenue equal to the net amount retained, when the fee or commission is earned.  The Wilhelmina Companies recognize services provided as revenue upon the rendering of modeling services to their clients.  Commission income represents a percentage charged to the models upon the completion of their services to the clients.  The Wilhelmina Companies also recognize management fees as revenues for providing services to other modeling agencies as well as consulting income in connection with services provided to a television production network according to the terms of the contract.

Accounts Receivable

Accounts receivable consist of trade receivables recorded at original invoice amounts, net of the allowance for doubtful accounts, and are subject to credit risk.  Trade credit is generally extended on a short-term basis; thus, trade receivables do not bear interest.  Trade receivables are periodically evaluated for collectibility based on past credit histories with customers and their current financial conditions.  Changes in the estimated collectibility of trade receivables are recorded in the results of operations for the periods in which the estimates are revised.

Intangible Assets

Intangible assets consist primarily of goodwill and buyer relationships resulting from a business acquisition.  According to Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” (“SFAS 142”) goodwill and intangible assets with indefinite lives are no longer subject to amortization, but rather to an annual assessment of impairment by applying a fair-value based test.  The Wilhelmina Companies adopted SFAS 142 as of January 1, 2002 and ceased amortizing goodwill and intangible assets.

Income Taxes

The Wilhelmina Companies follow Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes,” which requires the asset and liability method of accounting for income taxes.  Under that method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards.  Deferred tax assets and liabilities are computed using enacted tax rates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  A valuation allowance is provided when it is more likely than not that future benefits associated with a deferred tax asset will not be realized.

ACQUISITION AGREEMENT

The following summary describes the material provisions of the Acquisition Agreement.  This summary may not contain all of the information about the Acquisition Agreement that is important to you and is qualified in its entirety by reference to the full text of the Acquisition Agreement, which is included as Annex A to this proxy statement.  We urge you to read the entire Acquisition Agreement and the other annexes to this proxy statement carefully and in their entirety.

General

On August 25, 2008, the Company entered into the Acquisition Agreement with Wilhelmina Acquisition, the Wilhelmina Companies (for the purposes of this summary, the Wilhelmina Companies include Wilhelmina International, Wilhelmina Miami, WAM, Wilhelmina Licensing and Wilhelmina TV, and in some instances, their subsidiaries), the Control Sellers (which include Esch, Lorex, Krassner and Krassner L.P.), Patterson and the stockholders of Wilhelmina Miami (the Control Sellers, Patterson and the stockholders of Wilhelmina Miami referred to in this summary as the Sellers).  Pursuant to the Acquisition Agreement, on the Closing date, which will be no later than the fifth business day following the satisfaction or waiver of the closing conditions set forth in the Acquisition Agreement, Wilhelmina Acquisition will merge with and into Wilhelmina International (the “Merger”) and each of the Sellers will sell, assign, convey and deliver to the Company (or Wilhelmina Acquisition, as applicable) good and marketable title to all outstanding equity interests in the Wilhelmina Companies (other than the equity interests in Wilhelmina International, which will be transferred by the Merger).  As a result of the Merger and the acquisition of the outstanding equity interests of the remaining Wilhelmina Companies, the Wilhelmina Companies will become either direct or indirect wholly owned subsidiaries of the Company.

The Merger

On the date of the Closing, the Company and Wilhelmina Acquisition will cause a certificate of merger to be executed and filed with the Secretary of State of New York, at which point the Merger will become effective.  At the effective time of the Merger, the separate existence of Wilhelmina Acquisition will cease and Wilhelmina Acquisition will be merged with and into Wilhelmina International, the surviving corporation (the “Surviving Corporation”) becoming a wholly owned subsidiary of the Company.  The certificate of incorporation and bylaws of Wilhelmina Acquisition in effect immediately prior to the Merger will be the certificate of incorporation and bylaws of the Surviving Corporation.  All property owned by each of Wilhelmina Acquisition and Wilhelmina International will vest in the Surviving Corporation without reversion or impairment, and the Surviving Corporation will automatically assume all of the liabilities of each of Wilhelmina Acquisition and Wilhelmina International.

By virtue of the Merger, (a) each issued and outstanding share of the common stock of Wilhelmina International will automatically be converted into the right to receive a pro-rata portion of the Aggregate Merger Consideration (as defined below) upon the appropriate surrender of the certificate(s) evidencing such shares, (b) all shares of the common stock of Wilhelmina International, when so converted, will no longer be outstanding and will automatically be cancelled and retired and cease to exist, and each holder of a certificate representing such shares will cease to have any rights with respect thereto, except for the right to receive a portion of the consideration therefore and (c) each issued and outstanding share of common stock of Wilhelmina Acquisition will automatically, and without any action on the part of the holder thereof, be converted into one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

No fractional shares will be issued by virtue of the Merger.  In lieu of receiving a fraction of a share, each person entitled to receive a fraction of a share, after aggregating all fractional shares that otherwise would be received by such holder and such holder’s appropriate surrender of his equity interests in the Wilhelmina Companies, will receive one share of Common Stock.

The Merger is intended to constitute a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code.  Each party will treat the Merger consistent with such characterization, including complying with the reporting and record keeping requirements of Treasury Regulation Section 1.368-3.

Upon the consummation of the Acquisition, Wilhelmina International will be a wholly owned subsidiary of the Company and will be the Company’s primary operating subsidiary.  The current executive management of the Company will not change as a result of the Acquisition.  The executive management of the Company will oversee the operations of the Wilhelmina International subsidiary along with Sean Patterson, the current President of Wilhelmina International, who will serve as the President of the subsidiary after the consummation of the Acquisition.  The Wilhelmina International subsidiary will also have other officers appointed in accordance with the Acquisition Agreement, however, these officers will not have any policy-making functions.  See “Proposal No. 1 – Approval of the Acquisition – Post-Acquisition Management and Ownership” beginning on page 114.

Acquisition Consideration

Merger Consideration

The aggregate merger consideration will be $15,000,000 of shares of Common Stock calculated based on the NCEH Book Value Per Share of newly issued shares of Common Stock (the “Aggregate Merger Consideration”), subject to the deposit of the Seller Restricted Shares into escrow and as adjusted pursuant to the Acquisition Agreement.

“NCEH Book Value Per Share” means (a) the net book value per share of Common Stock as of the month end prior to the date of the Acquisition Agreement (which the parties have agreed is $0.247) minus (b) an amount equal to (i) Ratable Purchaser Transaction Expenses divided by (ii) the number of shares of Common Stock outstanding as of the date of the Acquisition Agreement.

“Ratable Purchaser Transaction Expenses” means (a) the Company’s transaction expenses (including expenses in connection with this proxy statement and the stockholders meeting in connection therewith) incurred as of the date that is five business days prior to the Closing multiplied by (b) the Pro Forma Seller Percentage.

“Pro Forma Seller Percentage” means the sum of the “Pro Forma” percentages applicable to Esch, Krassner and their respective affiliates, which the parties have agreed is approximately 48.0%.

Escrow

Concurrently with the Closing, a number of shares issuable as part of the Aggregate Merger Consideration and equal to (a) the Maximum Share Offset plus (b) the Designated Matter Holdback Shares (such total, the “Restricted Share Amount”) will be deposited in escrow (the “Escrow”) to be held in accordance with the Escrow Agreement (collectively, the “Seller Restricted Shares”).  The Seller Restricted Shares will be subject to repurchase by the Company pursuant to the provisions of the Escrow Agreement and as further described in the Acquisition Agreement.  The Seller Restricted Shares constitute a portion of the shares issuable to the Sellers at the Closing pursuant to the Merger.

A total of $4,600,000 of Common Stock - the Seller Restricted Shares - will be delivered into Escrow upon the consummation of the Acquisition.

“Maximum Share Offset” means a number of shares of Common Stock equal to (a) (i) $4,500,000 divided by (ii) the NCEH Book Value Per Share and (b) after completion of the Company’s fiscal year 2008 audit and the full satisfaction of any required Core Decrease or Core Increase (such terms are defined in the paragraph below entitled “Core Adjustment”) (by way of a cash payment or the repurchase of Seller Restricted Shares, in either case actually effected in accordance therewith), (i) $1,000,000 divided by (ii) the greater of (1) the NCEH Book Value Per Share and (2) the Market Value of the Common Stock as of the applicable date.

“Designated Matter Holdback Shares” means a number of shares of Common Stock equal to (a) $100,000 divided by (b) the greater of the NCEH Book Value Per Share or the Market Value on the Closing Date.

“Market Value” of the Common Stock means the trailing 30 trading day average closing price of the Common Stock (which will include the reference date, if the U.S. financial markets have closed) on the market on which such security is listed.  If the Common Stock is not listed on a stock exchange, but is quoted on the OTC Bulletin Board or on the Pink Sheets, the Market Value of such security will be the average of the mean of the closing bid and asked prices per share of such security for the 30 trading days preceding such date.

Aggregate Purchase Consideration

The aggregate consideration (the “Aggregate Purchase Consideration”) payable by the Company in respect of the purchase of all outstanding Wilhelmina Equity Interests (other than the shares of Wilhelmina International or Wilhelmina Miami) will be (a) $9,000,000 minus (b) the Designated Matter Cash Deduction, in cash, as adjusted pursuant to certain provisions of the Acquisition Agreement, and reduced by any applicable withholding tax; plus, as part of the consideration for the units or membership interests of WAM, the WAM Earnout (as defined in the paragraph below entitled “WAM Earnout”) and as consideration for the shares of Wilhelmina Miami, the Miami Earnout (as defined in the paragraph below entitled “Miami Earnout”).

“Designated Matter Cash Deduction” means the lesser of (a) $95,000 or (b) the amount, if any, agreed to by the Wilhelmina Companies prior to the Closing in settlement of a designated due diligence matter.

“Wilhelmina Equity Interests” means (a) the shares of Wilhelmina International and the shares of Wilhelmina Miami and (b) the units or membership interests of WAM, Wilhelmina Licensing and Wilhelmina TV.

Acquisition Consideration Adjustments and Earnouts

Core Adjustment

As soon as reasonably practicable but not later than thirty (30) days following completion of the Company’s fiscal year 2008 audit, the Company will inform the Control Sellers of its calculation of the Core Increase or the Core Decrease, as applicable.  In the event the Company receives an objection notice relating to such calculations from the Control Sellers within such thirty (30) day period, the dispute as to the calculation will be resolved pursuant to the Acquisition Agreement.

The Aggregate Purchase Price will be adjusted either (a) upwards, in the amount of the Core Increase or (b) downwards, in the amount of the Core Decrease.  The “Core Increase” means:  if the Base Price is higher than $30,000,000, the excess of (i) the Base Price over (ii) $30,000,000.  The “Core Decrease” means:  if the Base Price is lower than $30,000,000, the excess of (a) $30,000,000 over (b) the Base Price.  The “Base Price” means a number equal to (a) the product of (i) 7.5 times (ii) Average Core EBITDA, plus (b) Closing Net Asset Adjustment plus (c) the Wilhelmina Expense Amount plus (d) the Designated Matter True-Up (if applicable).  In the event that a Core Increase is determined, the Company will pay the Control Sellers in cash in immediately available funds (subject to the last sentence of this paragraph), pro-rata for their equity ownership in the Company prior to Closing, the amount of such Core Increase within the later of (a) thirty (30) calendar days following the Company’s delivery of the calculation of such Core Increase or (b) ten (10) days following the resolution, in accordance with the Acquisition Agreement, of any related objections properly raised.  In the event that a Core Decrease is determined, Esch and Krassner will each pay (or cause to be paid by Lorex and Krassner L.P., respectively) the Company in cash in immediately available funds, 50% of the amount of such Core Decrease within the later of (a) thirty (30) calendar days following the Company’s delivery of the calculation of such Core Decrease or (b) ten (10) days following the resolution, in accordance with the Acquisition Agreement, of any related objections properly raised, not to exceed $2,250,000 in each case ($4,500,000 in the aggregate); provided that if either Esch or Krassner fails to timely make (or caused to be made) its required cash payment pursuant to the foregoing (or if either otherwise elects), the Company will have the right to promptly repurchase for $0.0001 per share such number of Seller Restricted Shares equal to (a) 50% (with respect to each of Esch and Krassner, for a total of 100% in the case of default and/or election by both) of the amount of the Core Decrease divided by (b) the lesser of (i) the Market Value of the Common Stock as of the date of repurchase and (ii) the NCEH Book Value Per Share; provided that in no event will the Company be permitted to purchase an amount of shares greater than the Maximum Share Offset pursuant to the foregoing.  Notwithstanding the foregoing, if (a) the Base Price is less than $25,500,000 and (b) the sum of (i) Closing Net Asset Adjustment plus (ii) Wilhelmina Expense Amount yields a negative number, the Company will be permitted to offset against payments described in the section entitled “Earn-Out Payments; Off-Set” an amount equal to the lesser of (a) $25,500,000 minus the Base Price or (b) absolute value of the sum of (i) the Closing Net Asset Adjustment plus (ii) the Wilhelmina Expense Amount.  In the event of any adjustments described above, the parties will use good faith efforts to reach agreement on the allocation of any such adjustments between the Aggregate Merger Consideration and the Aggregate Purchase Consideration; provided, however, that in the event that a Core Increase is determined, any additional consideration that is allocable, by virtue of this provision, to Aggregate Merger Consideration will be paid in Common Stock (valued at Market Value as of the date of required payment) to the extent the payment of such additional consideration would cause more than 20 percent of the Aggregate Merger Consideration (based on the fair market value of the capital stock and other consideration that would otherwise constitute Aggregate Merger Consideration (i.e., without giving effect to the proviso)) to be paid in other than voting stock of the Company in violation of Section 368(a)(2)(E)(ii) of the Code.

“Closing Net Asset Adjustment” means a number (which may be positive or negative) equal to (a) unrestricted cash and cash equivalents (which will exclude security deposits) of the Wilhelmina Companies as of 11:59 p.m. on the Closing Date plus (b) Excess Receivables plus (c) the Revolver Reduction Amount minus (d) the Minimum Liquidity Requirement minus (e) the Term Loan Amount.

“Average Core EBITDA” means the average of audited 2007 Core EBITDA and audited 2008 Core EBITDA.

“Excess Receivables” means a number (which may be positive or negative) equal to (a) accounts receivable minus (b) accounts payable minus (c) Gross Amounts Due to Models.

“Revolver Reduction Amount” means a number (which may be positive or negative) equal to (a) $1,500,000 minus (b) all outstanding principal amounts and accrued interest owing to Signature Bank under Wilhelmina International’s revolving line of credit as of the close of business on the Closing Date.

“Minimum Liquidity Requirement” means a number equal to (a) $1,000,000 minus (b) unrestricted cash and cash equivalents (which will exclude security deposits) of the Wilhelmina Companies as of the close of business on the Closing Date minus (c) the Revolver Reduction Amount; provided that, if the foregoing calculation yields a negative number, the “Minimum Liquidity Requirement” will be $0.

“Term Loan Amount” means the amount of all outstanding principal and accrued interest under Wilhelmina International’s term loan owing to Signature Bank and any other borrowings of the Wilhelmina Companies (other than any amounts under or in connection with:  (a) Wilhelmina International’s revolver with Signature Bank (b) the Krassner Note (as such loan is defined in the section entitled “Krassner Note”) and (c) intercompany debt between or among the Wilhelmina Companies and their wholly owned subsidiaries) as of the close of business on the Closing Date.

“Gross Amounts Due to Models” means the gross amounts due to models (as a reflected as a line item on a balance sheet of the Wilhelmina Companies subject to the next sentence).  For the avoidance of doubt, the Gross Amounts Due to Models is a gross number and will exclude any advances to models (which is used to arrive at a net mount due to models).

“Designated Matter True-Up” means the excess, if any, of the Designated Matter Cash Deduction over the Designated Matter Post-Closing Amount; provided that if a settlement with respect to a designated due diligence matter has not been agreed to by the time of completion of the Company’s fiscal year 2008 audit, then the Designated Matter True-Up will be $0.

“Designated Matter Post-Closing Amount” means (a) the amount, if any, agreed to by the Wilhelmina Companies following the Closing in settlement with respect to a designated due diligence matter plus (b) any other losses or claims covered by the provisions of the Acquisition Agreement with respect to a designated due diligence matter.

“Core EBITDA” means for any period and without duplication, (a) the EBITDA attributable to the core business of the Wilhelmina Companies plus (b) certain mutually agreed addbacks.

Earn-Out Payments; Off-Sets

The purchase price payable by the Company for WAM and Wilhelmina Miami, as applicable, will be the right of the applicable Sellers to receive the following cash payments, or the “Earn-Out Payments,” as follows:

WAM Earnout

Not later than thirty (30) days following the third anniversary of the Closing Date, the Company will inform the Control Sellers of its calculation of the WAM Earnout.  In the event that the Company receives an objection notice relating to such calculations from the Control Sellers in accordance with the Acquisition Agreement, such dispute as to the calculation will be resolved pursuant to the Acquisition Agreement.  Subject to the paragraph below entitled “Payment Reduction” (the “Payment Reduction”), and the resolution of any objection appropriately raised, the Company will pay to the Control Sellers, pro rata in accordance with their pre-closing ownership of WAM, an amount (if positive) in cash in immediately available funds equal to (a) five (5) multiplied by (b) the three (3) year average of audited WAM EBITDA for the twelve (12) month periods beginning on the Closing Date, the first anniversary of the Closing and the second anniversary of the Closing Date, respectively; provided that aggregate payments (determined prior to any adjustment pursuant to the Payment Reduction) described in this paragraph will not exceed $10,000,000; and provided further that revenue associated with any cash included in the calculation of the Closing Net Asset Adjustment described above will be excluded from WAM EBITDA for purposes of the foregoing calculation.  The Earn-Out Payment described in this paragraph, subject to the Payment Reduction, is referred to as the “WAM Earnout.”  Any positive WAM Earnout payment owed by the Company will be paid by the Company within the later of (a) thirty (30) calendar days following the Company’s delivery of the calculation of the WAM Earnout or (b) ten (10) days following the resolution, in accordance with the Acquisition Agreement, of any related objections properly raised.

“WAM EBITDA” means, for any period and without duplication, (a) the EBITDA of WAM related to the WAM Business, plus (b) the addbacks and, minus (c) certain specified deductions.

“WAM Business” means the artist or talent management business, including but not limited to celebrity or talent endorsements, sponsorships, appearances, licensing and product lines, and campaigns (but excluding in all cases the core model management booking business).

Miami Earnout

Not later than thirty (30) days following the third anniversary of the Closing Date, the Company will inform the Control Sellers of its calculation of the Miami Earnout.  In the event that the Company receives an objection notice relating to such calculations from the Control Sellers in accordance with the Acquisition Agreement, such dispute as to the calculation will be resolved pursuant to the Acquisition Agreement.  Subject to the Payment Reduction, and the resolution of any objection validly raised, the Company will pay to the Control Sellers, pro rata in accordance with their pre-closing ownership of Wilhelmina Miami, an amount (if positive) in cash in immediately available funds equal to (a) 7.5 multiplied by (b) the three (3) year average of audited Wilhelmina Miami EBITDA for the twelve (12) month periods beginning on the Closing Date, the first anniversary of the Closing and the second anniversary of the Closing Date, respectively; provided that revenue associated with any cash included in the calculation of the Closing Net Asset Adjustment described above will be excluded from Wilhelmina Miami EBITDA for purposes of the foregoing calculation. The Earn-Out Payment described in this paragraph, subject to the Payment Reduction is referred to as the “Miami Earnout.”  Any positive Miami Earnout payment owed by the Company will be paid by the Company within the later of (a) thirty (30) calendar days following the Company’s delivery of the calculation of the Miami Earnout or (b) ten (10) days following the resolution, in accordance with the Acquisition Agreement, of any related objections properly raised.

“Wilhelmina Miami EBITDA” means, for any period and without duplication, (a) the EBITDA of Wilhelmina Miami, plus (b) the addbacks and minus (c) certain specified deductions.  Wilhelmina Miami EBITDA excludes all EBITDA (including any Core EBITDA) not directly generated by Wilhelmina Miami.

Payment Reduction

The Company has the right, prior to making any WAM Earnout or Miami Earnout payment, and in addition to any other set off rights specifically provided for in the Acquisition Agreement, to reduce the amount of WAM Earnout or Miami Earnout payment by (a) the absolute value of any Aggregate Divisional EBITDA Loss and (b) if in connection with the Company’s payment of shares of Common Stock in the Merger, described above, (i) the Base Price was less than $25,500,000 and (ii) the sum of (1) Closing Net Asset Adjustment plus (2) the Wilhelmina Expense Amount yields a negative number, an amount equal to the lesser of (1) $25,500,000 minus the Base Price or (2) the absolute value of the sum of (A) Closing Net Asset Adjustment plus (B) Wilhelmina Expense Amount.  An “Aggregate Divisional EBITDA Loss” means:  (a) an aggregate WAM EBITDA loss for the twelve (12) month periods beginning on the Closing Date, the first anniversary of the Closing and the second anniversary of the Closing Date, respectively, if any, and/or (b) an aggregate Wilhelmina Miami EBITDA loss for the twelve (12) month periods beginning on the Closing Date, the first anniversary of the Closing and the second anniversary of the Closing Date, respectively, if any (it being understood that an aggregate loss in each case will be determined by summing EBITDA, including negative EBITDA, for all three periods).  After giving effect to any reduction(s) of Earnout Payments described in this paragraph, the Company will pay any positive WAM Earnout and/or the Miami Earnout to the applicable Sellers, pro rata for their pre-closing ownership interests in WAM and Wilhelmina Miami, respectively, within the later of (a) thirty (30) calendar days following the Company’s delivery of the calculations with respect to the WAM Earnout and the Miami Earnout (whichever is delivered later) or (b) ten (10) days following the resolution, in accordance with the Acquisition Agreement, of any related objections properly raised.

In the event that either (a) Aggregate Divisional EBITDA Losses exist for both WAM and Wilhelmina Miami (the sum of such Aggregate Divisional EBITDA Losses, the “Total Divisional Loss”) or (b) the amount an Aggregate Divisional EBITDA Loss exceeds the amount of any Earnout Payment (prior to any adjustment made as described in the prior paragraph) (an “Excess Divisional Loss”), then the Company will have the right to repurchase for $0.0001 per share a number of Seller Restricted Shares (valued at the greater of (a) the prevailing Market Value as of the date of repurchase and (b) the NCEH Book Value Per Share) equal to the Total Divisional Loss or the Excess Divisional Loss, as applicable; provided that in no event will the Company be permitted to repurchase shares, as described in this paragraph, having a value greater than the lesser of (a) $1,000,000 and, if a repurchase of Seller Restricted Shares by the Company occurred as described in the above paragraph entitled “Core Adjustment,” (b) the value (measured at the greater of (i) the Market Value of the Common Stock as of the date of such repurchase and (ii) the NCEH Book Value Per Share) of the number of Seller Restricted Shares that were required to remain in escrow following such repurchase, as described in the above paragraph entitled “Core Adjustment,” in respect of any Core Decrease.  Any such repurchase will be effected on a 50/50 proportionate basis between shares issued to Lorex and shares issued to Krassner L.P.  Each of Lorex or Krassner L.P. will have the right to cover their respective ½ portions of any Total Divisional Loss or Excess Divisional Loss by a cash payment to the Company made within the time period required by the Acquisition Agreement (in which case the Company will not repurchase Seller Restricted Shares pursuant to the foregoing and will release such shares to Lorex or Krassner L.P., as the case may be).

Subject to certain conditions, the Earnout Payments may be payable in whole or in part in Common Stock (valued at then prevailing Market Value), at the election of the Control Sellers. In the event that the Control Sellers fail to deliver the required notice, then the Earnout Payments will be payable in cash or Common Stock, or any combination of cash and Common Stock, at the sole discretion of the Company.  Earnout Payments will be considered an adjustment to the Aggregate Purchase Price.  The net amount, if any, payable with respect to the WAM Earnout will be allocable to the WAM Units, and the net amount, if any, payable with respect to the Miami Earnout will be allocable to the Miami Shares.

“Wilhelmina Expense Amount” means a number (which number may be positive or negative) equal to (a) $35,000, minus (b) certain expenses related to transactions contemplated under the Acquisition Agreement incurred by or otherwise to be paid by the Wilhelmina Companies that remain unpaid prior to Closing.

Resolution of Calculation Objections

In the event of objections in connection with the Core Adjustment or Payment Reduction that cannot be resolved by the parties, RSM McGladrey, an independent public accounting firm, will make an independent determination of the calculation that will be final and binding on the parties.

Krassner Note

At the Closing, the outstanding $6,000,000 principal amount plus any accrued but unpaid interest, under a promissory note dated June 3, 1999 issued by Wilhelmina International to Krassner L.P. (the “Krassner Note”) will be paid in its entirety to Krassner L.P. by the Company or by Wilhelmina Acquisition (or the Surviving Corporation with funds contributed by the Company).

Set Offs

The Company is permitted to adjust amounts owed to any affiliate of Esch or Krassner with amounts owed or payable by Esch or Krassner under the Acquisition Agreement, and vice versa.

Aggregate Purchase Consideration Allocation

The Aggregate Purchase Consideration with respect to each of WAM, Wilhelmina Licensing and Wilhelmina TV (collectively, the “LLCs”) (including any contingent portion of the Aggregate Purchase Consideration) and the liabilities of such LLC immediately before the Closing, to the extent not required to be treated as interest under Section 1274 of the Code, will be allocated among the assets of such LLC as (a) to each asset of the LLC (other than Section 197 intangibles, within the meaning of Section 197 of the Code), there will be allocated an amount equal to the book value of such asset net of the book value of any contra account with respect thereto, in each case determined in accordance with GAAP as reflected on the LLC’s books and records immediately prior to the Closing, and (b) the balance, including all contingent payments with respect to such LLC (except to the extent required to be treated as interest) will be allocated to Section 197 intangibles within the meaning of Section 197 of the Code, including goodwill.

Patterson Payments

An amount in cash (a) equal to one-half of the Patterson Payment Amount and (b) otherwise payable to the Control Sellers as cash consideration at Closing, will be directed and paid to Patterson to satisfy, together with the issuance of Common Stock (including shares to be held in escrow pending the resolution of the core adjustment calculations (the “Restricted Patterson Shares”)), Wilhelmina International’s obligations in respect of any change in control or related payment under Patterson’s August 1, 2003 employment agreement with Wilhelmina International.  The “Patterson Payment Amount” means the amount (if any) jointly determined by the Control Sellers and the Company to be owed at Closing to Patterson in respect of any change in control or related payment under Patterson’s August 1, 2003 employment agreement in connection with the transactions contemplated by the Acquisition Agreement.  The total foregoing cash payment will be an adjustment to the Aggregate Purchase Price.  The Company will calculate the number of shares of Common Stock constituting the stock portion of the Patterson Payment Amount by using the NCEH Book Value Per Share.  Such share payment (including any Restricted Patterson Shares) will also be equal to one-half of the Patterson Payment Amount.

Designation Matter Repurchase

If, as a result of the settlement with respect to a designated due diligence matter, the Designated Matter Post-Closing Amount exceeds the Designated Matter Cash Deduction, then the Company will have the right to repurchase for $0.0001 per share a number of Designated Matter Holdback Shares having a value equal to the Designated Matter Repurchase Share Amount.  Any repurchase of Designated Matter Holdback Shares will occur no later than 90 days following the later of (a) final settlement with respect to a designated due diligence matter and (b) full satisfaction of any required Core Decrease or Core Increase.

“Designated Matter Repurchase Share Amount” means (a) the excess, if any, of the Designated Matter Post Closing Amount over the Designated Matter Cash Deduction divided by (b) the greater of the NCEH Book Value Per Share or the Market Value of the Common Stock on the Closing Date; provided that the Designated Matter Repurchase Share Amount will in no event exceed the Designated Matter Holdback Shares.

Representations and Warranties

The Acquisition Agreement contains representations and warranties made by the Wilhelmina Companies and the Control Sellers, severally, by each Seller, severally and not jointly, and by the Company and Wilhelmina Acquisition, relating to the following matters, among others (in some cases, the representations are made by only one or two of the three groups of parties only, and in some cases the representations are also made with respect to their respective subsidiaries):

•	corporate organization, existence, good standing, power and authority;
•	corporate authorization to enter into and carry out the obligations contained in the Acquisition Agreement and the valid and binding nature of such obligations;
•
absence of any conflict or violation of the organizational documents, any applicable legal requirements, or any agreements with third parties, as a result of entering into and carrying out the obligations contained in the Acquisition Agreement;

•	capital structure and the absence of restrictions or encumbrances with respect to capital stock;
•	corporate organization, qualifications to do business and corporate standing of subsidiaries;
•	ownership of, and absence of restrictions or encumbrances with respect to, the capital stock of subsidiaries;
•	title to assets and personal properties;
•	leases of intangible or personal property;
•	owned and leased real property;
•	financial statements;
•	SEC filings;
•	absence of undisclosed liabilities;
•	accounts receivable;
•	compliance with applicable laws;
•	legal proceedings;
•	material contracts and the absence of breaches of material contracts;
•	customers, client accounts and models;
•	insurance;
•	intellectual property;
•	transactions with affiliates;
•	employee and labor matters;
•	employee benefit plans;
•	environmental laws;
•	taxes and tax returns;
•	disclosure;
•	maintenance of books and records;
•	entitlements to any broker’s, finder’s, or other similar fees, commissions or expenses in connection with the Acquisition;
•	bank accounts;
•	powers of attorney;
•	purchasing entirely for own account and for investment;
•	access to information and investment experience; and
•	board recommendations.

The representations and warranties contained in the Acquisition Agreement were made for purposes of the Acquisition Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Acquisition Agreement.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts.

Covenants

Restrictions on Certain Discussions and Actions

Under the Acquisition Agreement, until the Closing or earlier termination of the Acquisition Agreement, each of the Sellers and the Wilhelmina Companies will refrain, and will cause their respective affiliates, managers, members, officers, directors, stockholders, employees, attorneys, accountants and other agents and representatives to refrain, from taking any action, directly or indirectly, to (a) solicit, encourage, initiate or participate in any way in discussions or negotiations with, or furnish any information with respect to the Wilhelmina Companies to any person or entity (other than New Century and its representatives) in connection with any possible or proposed sale of the Wilhelmina Companies, a substantial portion of their assets or an equity interest therein, or any merger or other business combination involving the Wilhelmina Companies or any other similar transaction (including any recapitalization, refinancing or reorganization or any extraordinary licensing transaction involving the “Wilhelmina” name) that could reasonably be expected to impair the consummation of the Acquisition, or (b) except as required by law after not less than five (5) days notice to New Century, disclose any non-published information concerning the Wilhelmina Companies, their property or their business.

Conduct of Business of the Wilhelmina Companies

Additionally, until the Closing or the earlier termination of the Acquisition Agreement, each of the Control Sellers and the Wilhelmina Companies agrees (a) to cause the business of the Wilhelmina Companies and their subsidiaries to be conducted in the ordinary course consistent with past practices and (b) to use its commercially reasonable efforts to (i) preserve the business organizations of each of the Wilhelmina Companies, (ii) keep available to the Wilhelmina Companies the services of each employee and model having an employment or contractor relationship with the Wilhelmina Companies, (iii) preserve the goodwill of the clients, customers and others having business relations with any of the Wilhelmina Companies and (iv) maintain the legal existence of the Wilhelmina Companies.

Further, except as expressly permitted under the Acquisition Agreement and related documents, the Wilhelmina Companies will not, without the prior written consent of the Company, other than in connection with the negotiation and completion of the Acquisition or as required by contract or by law:

•	issue, transfer, sell, encumber or pledge any shares of their capital stock or other securities;

•	split, combine or reclassify any shares of their capital stock or other securities;

•
pay any dividends or make distributions, whether in cash, stock or property, to any equity holder or other owner or any other person, or redeem, purchase or otherwise acquire any shares of their capital stock or other securities;

•	amend any of their organizational documents;

•
acquire (a) a substantial equity interest in or a substantial portion of the assets of any business or business organization, or (b) any assets that are material, individually or in the aggregate, to the Wilhelmina Companies;

•
sell, lease, license or otherwise dispose or, or incur, suffer or permit to exist any encumbrances on any material assets, properties or rights of the Wilhelmina Companies other than pursuant to material contracts already in existence;

•	permit the use of the “Wilhelmina” name or mark by any other person, other than pursuant to license agreements already in place or with specified modeling agencies;

•	make any capital expenditures in excess of $50,000 individually or in the aggregate;

•	(a) enter into any new business line or business area, (b) relocate any of their facilities, or (c) terminate, discontinue, close or dispose of any facility or business operation;

•
(a) incur any new indebtedness for borrowed money, including but not limited to (i) guaranteeing any indebtedness of another person or entity or (ii) issuing or selling any debt securities or warrants or other rights to acquire any debt securities of the Wilhelmina Companies, or (b) make loans, advances or capital contributions to, or investments in, any person; provided that Wilhelmina International may utilize its existing bank line of credit with Signature Bank in the ordinary course of business in a manner consistent with past practice or in amounts such that there is more than $2,500,000 (inclusive of any term loan and revolver) outstanding under such bank line at any one time;

•
enter into, amend or voluntarily terminate any material contract to which any of the Wilhelmina Companies is a party, except that Wilhelmina International may in the ordinary course of business consistent with past practice (a) enter into material contracts, provided that such contracts are terminable on 60 days notice without cost or penalty and (b) make technical or immaterial amendments to material contracts;

•	agree to any non-compete restriction or similar prohibition on their business or future business;

•
enter into or amend (a) any employment agreements or any other type of employment arrangement, which in either case provides (i) compensation greater than $100,000 per annum, (ii) equity compensation of any kind (whether upfront or contingent), (iii) guaranteed compensation of any amount for a period longer than six months, (iv) any bonus or similar compensation based on a percentage of profits or EBITDA, or (v) change of control or severance compensation or (b) any severance or change of control agreements or arrangements or deferred compensation agreements or arrangements;

•
(a) enter into any new, or amend or otherwise alter any existing, employee benefit plan; (b) adopt, amend, terminate or change an interpretation of any employee benefit plan or the participation or coverage under any employee benefit plan, (c) accelerate the payment or vesting of any material benefits or amounts payable under any employee benefit plan, (d) cause, suffer or permit the termination of any employee benefit plan, (e) permit any prohibited transaction (according to ERISA and the Code) involving any employee benefit plan or fail to pay to any employee benefit plan contribution which they are obligated to pay under the terms of such employee benefit plan, whether or not such failure to pay would result in an accumulated funding deficiency (as defined in ERISA), or (f) allow or suffer to exist any occurrence of a reportable event (as defined in ERISA) or any other event or condition, which presents a material risk of termination of any employee benefit plan;

•	implement or effect any lay off, early retirement program, severance program or other program concerning the termination of employment of employees or contractors of the Wilhelmina Companies;

•
except in the ordinary course of business consistent with past practice, (a) remove any fixtures, equipment or personal property from any of their leased real property, (b) sell, discount, factor or otherwise dispose of any accounts receivable or (c) cancel or compromise any indebtedness or claim or (d) waive or release any rights of material value;

•	settle or compromise any legal proceeding or enter into any consent decree, injunction or similar restraint or form of equitable relief in settlement of any proceeding;

•	change any accounting principle, practice or method;

•
(a) fail to pay when due all taxes lawfully levied or assessed against the Wilhelmina Companies before any penalty or interest accrues on any unpaid portion thereof and file all tax returns when due (including applicable extensions); or, with respect to payroll or withholding taxes, fail to make any such payments or deposits as such payments or deposits when due by law; and (b) make or change any tax elections or settle any audit or examination relating to taxes, except those being contested in good faith by appropriate proceedings;

•	fail to use reasonable commercial efforts to maintain in full force and effect insurance coverage of the types and in the amounts in place at the time of the execution of the Acquisition Agreement;

•	modify their cash management practices, including but not limited to (a) accelerating the collection of accounts receivable and/or (b) delaying payment of accounts payable or similar obligations;

•
take, suffer or permit any action, or omit to take any action, that would render untrue any of the representations or warranties of the Wilhelmina Companies and the Control Sellers under the Acquisition Agreement; or

•	enter into any commitment or agreement to take any of the foregoing actions.

Conduct of Business of New Century

Except as expressly permitted under the Acquisition Agreement and related documents, until the Closing or earlier termination of the Acquisition Agreement, New Century will not agree or commit to take, any action that would reasonably be expected to prevent or materially delay the consummation of the Acquisition, and will not without the prior written consent of Wilhelmina International and the Control Sellers:

•
issue, transfer, sell, encumber or pledge any shares of its capital stock or other securities, other than in respect of any equity financing raised in connection with the consummation of the Acquisition (which equity financing shall not be priced more favorably to the financing source than the NCEH Book Value Per Share without the consent of the Control Sellers);

•	split, combine or reclassify any shares of its capital stock or other securities;

•
pay any dividends or make distributions, whether in cash, stock or property, to any equity holder or other owner or any other person, or redeem, purchase or otherwise acquire any shares of its capital stock or other securities;

•	amend any of its organizational documents;

•
acquire (a) by any manner any business or any corporation, partnership, joint venture, association or other business organization or division thereof, or (b) any assets in an amount greater than $50,000, individually or in the aggregate;

•	make any capital expenditures in excess of $50,000 individually or in the aggregate;

•
(a) incur any new indebtedness for borrowed money, including but not limited to (i) guaranteeing any indebtedness of another person or entity or (ii) issuing or selling any debt securities or warrants or other rights to acquire any debt securities of the Wilhelmina Companies, or (b) make any loans, advances or capital contributions to, or investments in, any other person or entity; provided that the Company may incur indebtedness in connection with the consummation of the Acquisition;

•	pay to any person for services rendered an amount in excess of $50,000, other than reasonable compensation on market terms to employees of New Century;

•
(a) fail to pay when due all taxes lawfully levied or assessed against the Company or Wilhelmina Acquisition before any penalty or interest accrues on any unpaid portion thereof and file all tax returns when due (including applicable extensions); or, with respect to payroll or withholding taxes, fail to make any such payments or deposits as such payments or deposits when due by law; and (b) make or change any tax elections or settle any audit or examination relating to taxes, except those being contested in good faith by appropriate proceedings;

•
settle or compromise any material legal proceeding or enter into any consent decree, injunction or similar restraint or form of equitable relief in settlement of any proceeding that would reasonably impact the conduct of the Wilhelmina Companies following the Closing;

•	take, suffer or permit any action, or omit to take any action, that would render untrue any of the representations or warranties of New Century under the Acquisition Agreement; or

•	enter into any commitment or agreement to take any of the foregoing actions.

Access to Information

Each of the Sellers and the Wilhelmina Companies will use reasonable commercial efforts to cooperate with New Century and Wilhelmina Acquisition in connection with the Acquisition, and will afford them, their agents, attorneys, accountants, financing sources (whether debt or equity) and other authorized representatives, including engineers, financial advisers, current and prospective lenders and debt underwriters, reasonable access to all of the properties, assets, financial information, operations, books, records, files, correspondence, computer output, data, files, log books, technical and operating manuals and other materials, as the case may be, for the purpose of permitting New Century to make such investigation and examination of the business, assets, properties and books and records of the Wilhelmina Companies as are reasonably necessary or appropriate.

Preparation of Proxy Statement; Stockholder Meeting of New Century

Following the execution of the Acquisition Agreement, New Century must prepare and file with the SEC a proxy statement with respect to a stockholder meeting, and then, after resolving all comments from the SEC, call, give notice of, convene and hold such a meeting for the purpose of obtaining stockholder approval of (a) the Acquisition, (b) a change of the name of New Century to “Wilhelmina International, Inc.”, or such other name as mutually agreed between New Century and the Control Sellers, (c) an increase in the authorized Common Stock of New Century to an amount to fully accommodate the Acquisition and any additional amount reasonably determined by New Century and (d) the declassification of New Century’s Board and reconstitution of such Board to initially include the individuals or representatives of the individuals specified in the Acquisition Agreement.  The Company will promptly (a) notify the Control Sellers of the receipt of any comments from the SEC with respect to the proxy statement and of any request by the SEC for amendments of, or supplements to, the proxy statement, and (b) provide the Control Sellers with copies of all correspondence with the SEC with respect to the proxy statement.  The Company will use its commercially reasonable efforts to resolve all comments from the SEC with respect to the proxy statement as promptly as practicable.

In connection with the stockholder meeting, New Century will use commercially reasonable efforts to solicit proxies in favor such stockholder approvals and obtain the required votes therefore, and New Century’s Board will declare advisable and recommend in favor of such stockholder approvals.  Notwithstanding the foregoing, New Century’s Board may withdraw, modify or change such recommendation if it has determined, based on the advice of outside counsel, that the failure to do so is reasonably likely to result in a breach of the Board’s fiduciary duties.

Financing of Acquisition

The terms of the financing of the Acquisition (including but not limited to the amount of any equity or debt financing raised at or prior to Closing and the pricing thereof), and the sources thereof, will be determined by the Company in its sole discretion; provided that no equity or instruments convertible, exercisable or exchangeable for equity shall be on terms more favorable to the financing source than the NCEH Book Value Per Share; provided further that the consent of the Control Sellers (which may be withheld in their sole discretion) will be required in the event that personal guarantees, stock pledges or other security or similar commitments are required of the Control Sellers in connection with such financing.

Closing Settlement

At least two business days prior to the Closing, all intercompany and affiliate balances then outstanding between any of the Wilhelmina Companies, on the one hand, and any other of the Wilhelmina Companies or any Seller, on the other hand, will be settled by the applicable parties thereto in accordance with their terms and theretofore extinguished, and no such intercompany or affiliate balances will arise between such time and the Closing.  In the event that the Sellers or the Wilhelmina Companies take any action outside the ordinary course of business at or after the Closing that affects any item in the calculations regarding the consideration for the Acquisition, except as expressly contemplated by the Acquisition Agreement, such calculations will be appropriately adjusted to exclude the effect of any such actions.

Closing Conditions

The obligations of all parties to consummate the Acquisition and the related transactions is conditioned on (a) stockholder approval of the Acquisition Proposal and the Capitalization Proposal, (b) there not being any legal restraint preventing, prohibiting or rendering illegal the consummation of the Acquisition and (c) there not being any legal proceedings or order seeking to restrain or to invalidate the Acquisition or otherwise questioning the validity of the Acquisition Agreement or any of the related documents, which could reasonably be expected to result in a material adverse effect on the Wilhelmina Companies or New Century.

The obligations of each of the Wilhelmina Companies and the Sellers on the one hand, and New Century on the other hand, to consummate the Acquisition are subject to certain closing conditions typical for a transaction of this nature, including the following:

•
each party has delivered a certificate or certificates to the effect that (a) its representations and warranties are true and correct in all material respects as of the Closing, (b) all of its covenants contained in the Acquisition Agreement have been materially complied with, (c) its officers or other individuals executing the Acquisition Agreement have all requisite authority to do so and (d) it has no knowledge of any legal proceedings or order pending or threatened against it or any of its affiliates that could reasonably be expected to result in a material adverse effect on it or any of its affiliates; and

•
since the execution of the Acquisition Agreement, there has not been any event, change, effect, development or circumstance that, individually or in the aggregate, has had or would reasonably by expected to have a material adverse effect with respect to a party, and no event has occurred or circumstances exist that may result in such material adverse effect.

The obligations of the Wilhelmina Companies and the Sellers to consummate the Acquisition are subject to certain additional closing conditions, including the following:

•
the shares of Common Stock issuable to the Control Sellers have been duly authorized and an irrevocable instruction letter to issue the certificates therefore has been delivered to the Securities Transfer Corporation;

•	the portion of the consideration deliverable at the Closing has been appropriately delivered and the remainder has been placed into escrow; and

•
New Century’s counsel has delivered a written legal opinion with respect to New Century’s representations and warranties regarding its organization and legal authority to enter into the Acquisition Agreement, the enforceability of the Acquisition Agreement against New Century and the absence of restrictions on New Century’s entry into the Acquisition Agreement.

The obligations of New Century to consummate the Acquisition are subject to certain additional closing conditions, including the following:

•	the required third party consents, including but not limited to the consent of Signature Bank, have been obtained;

•	the requisite governmental or regulatory authorizations, approvals and permits, if any, have been duly obtained and are effective;

•
the agreements required to be terminated under the Acquisition Agreement, including but not limited to certain employment, consulting and loan agreements between the Wilhelmina Companies and the Control Sellers and their affiliates, have been terminated in all respects;

•	all security interests or encumbrances in connection with that certain loan agreement, dated December 21, 2005, between Signature Bank and Wilhelmina International have been terminated and released;

•
the Wilhelmina Companies have completed and provided to New Century such audited financial statements and subsequent interim reviewed financial statements that New Century is required to file with the SEC in connection with the Acquisition, as well as the opinion of an independent certified public accountant, meeting SEC standards, in connection therewith;

•	the Wilhelmina Companies have made such trademark registrations reasonably determined by New Century in consultation with the Wilhelmina Companies;

•	the delivery of evidence of the termination and release by Krassner L.P. of any and all claims with respect to any loan or note outstanding with Wilhelmina International;

•
the execution of an employment agreement by Patterson with Wilhelmina International and New Century, providing, among other things, a full release of any and all claims with respect to Patterson’s previous employment agreement;

•
the Wilhelmina Companies’ counsel has delivered a written legal opinion with respect to the Wilhelmina Companies’ representations and warranties regarding their organization, legal authority to enter into the Acquisition Agreement and capitalization, the enforceability of the Acquisition Agreement against the Wilhelmina Companies and the absence of restrictions on the Wilhelmina Companies’ entry into the Acquisition Agreement; and

•
the delivery of all of the stock certificates (with appropriate stock powers) representing all of the outstanding equity interests of or assignments conveying all right, title and interest in the Wilhelmina Companies, as appropriate, to New Century.

Fees and Expenses

Each of the Wilhelmina Companies will pay its allocable portion of the expenses in connection with the Acquisition incurred by the Sellers and the Wilhelmina Companies up to a maximum aggregate amount of $35,000.  The Control Sellers will bear, through an adjustment to the purchase price for the Acquisition, any expenses of the Sellers and the Wilhelmina Companies in excess of $35,000 and will pay out of pocket any expenses with respect to the period up to and including the Closing (other than any expenses of New Century) billed to any of the Wilhelmina Companies on or after the Closing (or billed to any of the Wilhelmina Companies and not paid prior to Closing) in excess of $275,000 in the aggregate.  New Century will pay all transaction expenses incurred by it.  To the extent any Seller (other than Esch or Krassner) retains separate counsel or advisors for individual representation in connection with the Acquisition, such Seller will pay any and all legal fees and other expenses incurred directly by him or her related to such representation.

Confidentiality

Following the Closing, except in the context of performing activities on behalf of New Century that are authorized by New Century, each Seller will and will use commercially reasonable efforts to cause its affiliates, counsel, accountants and other representatives (i) to keep all proprietary information of the Wilhelmina Companies confidential and not to disclose or reveal any such information to any person or entity other than counsel, accountants and other agents and representatives as necessary for them to prepare tax returns or provide personal financial advisory services and advise such person or entity of the confidential nature of such information and (ii) not to use such information for any purpose (including but not limited to any purpose that is any way detrimental to New Century or any of the Wilhelmina Companies) other than to enforce such party’s rights and remedies under the Acquisition Agreement.

Non-Competition

For six and one-half years after the Closing, no Control Seller may do any of the following, directly or indirectly, without the prior written consent of New Century in its sole and absolute discretion:

•
compete directly or indirectly in (a) any business conducted as of the Closing by the Wilhelmina Companies or (b) any other part or aspect of the Representation Business ((a) and (b) collectively, the “Restricted Business”), within the U.S., its territories and possessions and throughout anywhere else in the world;

•
have a direct or indirect interest in any entity that engages in the Restricted Business, provided, that any Control Seller may own an interest in such entity, purely as a passive investor (and without any involvement in the business of such entity), and not as part of a group with any other Seller, not equal to or more than four and nine tenths percent of the outstanding securities of any class of any publicly traded securities of such entity; or

•
directly or indirectly solicit, call on, divert, entice, influence, induce or attempt to do any of the foregoing with respect to (a) customers or clients or prospective customers or clients of the Wilhelmina Companies with respect to goods, products or services that are competitive with those of the Wilhelmina Companies as of the Closing, (b) models, to terminate or modify any contract, arrangement or relationship with the Wilhelmina Companies, (c) any other talent to terminate or modify any contract, arrangement or relationship with the Wilhelmina Companies, (d) any employees as of or following the Closing to leave the employ of the Wilhelmina Companies, (e) suppliers or vendors or prospective suppliers or vendors of the Wilhelmina Companies with respect to materials, resources or services to be used in connection with goods, products or services that are competitive with those of the Wilhelmina Companies as of the Closing (which excludes outside professional advisors, such as lawyers, accountants and investment bankers) or (f) distributors, consultants, agents or independent contractors to terminate or modify any contract, arrangement or relationship with the Wilhelmina Companies.

For purposes of the foregoing, the “Representation Business” means (a) the business of identifying, seeking, scouting, arranging, organizing, coordinating, obtaining and/or negotiating professional and/or marketing opportunities on behalf of talent or Talent Businesses, (b) promoting talent or Talent Businesses or any of their respective names or brands, (c) otherwise managing or representing, or advising talent or third parties with respect to, the business and legal affairs of talent or Talent Businesses or (d) identifying, developing and securing talent or Talent Businesses for the purposes of being engaged in the activities described in clauses (a), (b) or (c).  A “Talent Business” means a business (including an event) (a) that is principally engaged in or focused on the identification, promotion, hosting, development and/or representation of talent or (b) which showcases or hosts the principal professional activities of talent or performs any such activities in a business form.

Indemnification

Esch and Krassner, severally up to 50% of the applicable claim or loss, will indemnify, defend and hold harmless New Century, Wilhelmina Acquisition and their respective directors, officers, employees, agents, attorneys and stockholders (collectively, the “Purchaser Group”) in respect of any and all claims or losses incurred by the Purchaser Group, in connection with any breach or non-fulfillment of any representation, warranty, covenant or obligation by or of the Wilhelmina Companies or any of the Control Sellers in the Acquisition Agreement or any related document.  Additionally, Esch and Krassner will indemnify the Purchaser Group under the abovementioned terms for certain specified matters.  In addition to the foregoing, each Seller will indemnify, defend and hold harmless the Purchaser Group in respect of any and all claims or losses incurred by the Purchaser Group, in connection with any breach of any representation or warranty, or breach or non-fulfillment of any covenant, agreement or obligation of such Seller.  Such indemnification is subject to certain limitations in that (a) the obligation to indemnify only becomes effective once claims and losses exceed $250,000 in the aggregate (except for certain specified claims and losses), (b) neither Esch nor Krassner will be liable to indemnify the Purchaser Group in an amount greater than $2,000,000 each in the aggregate (except for certain specified claims) and (c) no Seller (other than the Control Sellers) will be liable to indemnify the Purchaser Group in an amount greater than one-eighth of the aggregate consideration received by such Seller from New Century.

New Century will indemnify, defend and hold harmless the Sellers and their respective directors, officers, employees, agents, attorneys and stockholders (collectively, the “Seller Group”) in respect of any and all claims or losses incurred by the Seller Group, in connection with any breach or non-fulfillment of any representation, warranty, covenant or obligation by or of New Century or Wilhelmina Acquisition in the Acquisition Agreement or any related document.  Such indemnification is subject to certain limitations in that (a) the obligation to indemnify only becomes effective once claims and losses exceed $250,000 in the aggregate (except for claims or losses with respect to certain SEC and legal matters), (b) New Century will not be liable to indemnify the Seller Group in an amount greater than $4,000,000 (except for claims or losses with respect to certain SEC and legal matters) and (c) if a Seller has a valid claim for indemnification as a result of a breach of any representation or warranty by New Century for which the applicable loss arises from or relates to a loss incurred or sustained by New Century, the Seller is only entitled to recover its pro rata share of such loss based on its pro rata ownership of New Century following the Closing.

A claim for indemnification may be asserted by an indemnified party with respect to the representations or warranties in the Acquisition Agreement during the period beginning at the Closing and ending eighteen (18) months after the date of the Acquisition Agreement, subject to certain exceptions.

The parties agree to treat any indemnity payment made pursuant to the Acquisition Agreement as an adjustment to the Aggregate Purchase Price or the Merger Consideration, as applicable.

Termination

The Acquisition Agreement may be terminated prior to the Closing as follows:

•	by mutual written consent of the Wilhelmina Companies and the Control Sellers on the one hand and New Century on the other hand;

•	at the election of the Control Sellers or New Century if any of the closing conditions of the other party becomes incapable of fulfillment, and are not waived in writing;

•
at the election of the Control Sellers or New Century if the terminating party is not in material breach of its obligations under the Acquisition Agreement and if the other party has breached any material representation, warranty, covenant or agreement in the Acquisition Agreement such that its closing conditions would not be satisfied and such breach cannot be or has not been cured by the earlier of (a) thirty (30) days after written notice thereof or (b) the Closing;

•	at the election of the Control Sellers or New Century if any order permanently enjoining, restraining or otherwise prohibiting the Closing is issued and has become final and non-appealable;

•
at the election of the Control Sellers or New Century if the Closing has not occurred on or before (a) December 20, 2008, provided New Century does not receive comments from the SEC with respect to this proxy statement, or (b) February 15, 2009 in the event New Century does receive comments from the SEC with respect to this proxy statement; provided that this right to terminate will not be available if the terminating party’s actions or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a breach of the Acquisition Agreement;

•
at the election of the Control Sellers or New Century if the Acquisition Proposal and the Capitalization Proposal have not been approved at the stockholder meeting of New Century at which such proposals are voted on; or

•
at the election of the Control Sellers if the Board of New Century has changed its recommendation with respect to the requisite proposals to be submitted at a stockholder meeting of New Century in a manner adverse to the Sellers and the Wilhelmina Companies.

In the event that either New Century or the Control Sellers validly terminates the Acquisition Agreement as a result of the failure of New Century to obtain the requisite approvals at a stockholder meeting held for that purpose or the Board of New Century has changed its recommendation with respect to the requisite proposals to be submitted at a stockholder meeting of New Century, New Century will pay to the Control Sellers their expenses incurred in connection with the Acquisition up to a maximum of $150,000.

OTHER TRANSACTION DOCUMENTS

The following summaries describe the material provisions of the Registration Rights Agreement, Equity Financing Agreement, Mutual Support Agreement and Escrow Agreement.  These summaries may not contain all of the information about such agreements that is important to you and is qualified in its entirety by reference to the text of the Registration Rights Agreement, Equity Financing Agreement, Mutual Support Agreement and Escrow Agreement, which are included as Annexes B, C, D and E to this proxy statement, respectively.  We urge you to read the entirety of such agreements and the other annexes to this proxy statement carefully and in their entirety.

Registration Rights Agreement

On August 25, 2008, the Company entered into the Registration Rights Agreement with the Control Sellers and Patterson (collectively, the “Registration Rights Holders”), to become effective upon the Closing of the Acquisition Agreement.

Demand Registration Rights

Pursuant to the Registration Rights Agreement, at any time following the one year anniversary of the Closing of the Acquisition Agreement, Esch or Krassner may make a written request to the Company to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering all or part of the Registrable Securities (as defined below) then held by the Control Sellers and any of their respective affiliates.  No later than thirty (30) days following its receipt of such written request (the “Demand Registration Filing Date”), the Company will prepare and file with the SEC a registration statement under the Securities Act covering all of the Registrable Securities requested to be included therein, and the Company will use its commercially reasonable efforts to obtain the effectiveness of such registration as soon as practicable as would permit or facilitate the resale and distribution of all securities requested to be registered.  If, however, the Company furnishes to the requesting Control Seller a certificate signed by the Chief Executive Officer or the Chairman of the Board of the Company prior to the Demand Registration Filing Date stating that, in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders (and/or such applicable transaction) for such registration statement to be filed by reason of a material pending transaction (including a financing transaction, whether a primary or resale distribution) or the Company has determined in good faith, after consultation with outside counsel, that the filing of a registration request would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, then the Company has the right to defer such filing for a period of not more than ninety (90) days after the Demand Registration Filing Date.

“Registrable Securities” means any and all shares of Common Stock (i) that were issued to the Registration Rights Holders in connection with the Acquisition Agreement and (ii) issued or issuable with respect to the Common Stock referred to in clause (i) above upon any stock split, stock dividend, recapitalization, reclassification, exchange, merger or other similar event; provided that Registrable Securities will exclude any and all Seller Restricted Shares until such time as such shares will have been released to the relevant Control Seller without restriction pursuant to the terms of the Escrow Agreement.

Pursuant to the Registration Rights Agreement, the Company will be obligated to effect only one demand registration requested by Krassner and only one demand registration requested by Esch; provided that if any such registration is commenced and is not consummated due to the revocation of the initial request by Krassner or Esch, as applicable, at least ten (10) business days prior to the anticipated effective date of the relevant registration, the Registration Rights Holder that requested such registration will retain his one demand right.  Additionally, the Company will be obligated to effect only one registration pursuant to the Registration Rights Agreement (whether requested by Esch or Krassner) in any nine-month period.

Piggyback Registration Rights

If at any time or from time to time from and after the execution of the Registration Rights Agreement and ending on the eighth anniversary thereof, the Company determines to register any of its securities, either for its own account or the account of any security holder or holders, the Company will (i) promptly give to Esch and Krassner written notice thereof and (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities specified in a written request, made within 15 days after receipt of such written notice from the Company, by Esch and Krassner (on their own behalf and on behalf of their respective affiliates), but only to the extent that the original issuance or resale distribution of such Registrable Securities is not already covered by an effective registration statement.  Notwithstanding the foregoing, the following registrations will not trigger the abovementioned registration rights:  (i) a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or relating to a dividend reinvestment plan, stock option plan or other compensation plan, (ii) a registration on Form S-4 (or any successor form) or other registration in connection with mergers, acquisitions, exchange offers or similar transactions, (iii) a registration on any form that does not permit secondary sales or (iv) a registration relating solely to a subscription offering or a rights offering.

Patterson (and Derek Fromm, to the extent he becomes the owner of any Registrable Securities) will have piggyback registration rights commensurate with (and subject to the same limitations and restrictions) as the rights of the Control Sellers with respect to Registrable Securities held by Patterson.

Expenses

The Company will pay (i) all reasonable and customary expenses incurred in connection with any registration, qualification or compliance pursuant to the Registration Rights Agreement, (ii) reasonable fees of one counsel for the Registration Rights Holders and any of their affiliates holding Registrable Securities (each a “Holder”) (up to a maximum of $10,000) in the case of a registration in which a Holder participates and (iii) any other similar out of pocket expenses incurred by any such Holder pursuant to any applicable underwriting agreement in connection with a registration.  All underwriting, selling broker or dealer manager fees, discounts and selling expenses and commissions relating to Registrable Securities registered on behalf of a Holder will be borne by such Holder.

Indemnification

The Company will indemnify each Holder, each of its officers, directors, partners and affiliates, such Holder’s legal counsel and independent accountants, if any, each person controlling such Holder within the meaning of Section 15 of the Securities Act, each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act (the “Holder Indemnified Persons”) against all claims, losses, damages, liabilities and expenses (including reasonable attorney fees) (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (“Claims”), or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction by the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder and the Holder Indemnified Persons for any legal and other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action (“Expenses”); provided, however, that the Company will not be liable in any such case to the extent that any such Expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in such registration statement or prospectus, or any amendment or supplement thereto.

Each Holder (and Esch and Krassner, as the case may be, on behalf of his affiliated Holders) will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally indemnify the Company, each of its directors, officers, partners and affiliates, their respective legal counsel and independent accountants, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act (the “Company Indemnified Persons”), and each other such Holder and the Holder Indemnified Persons, against all Claims, and will reimburse the Company, the Company Indemnified Persons, such Holders and the Holder Indemnified Persons for any Expenses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder (or Esch and/or Krassner on behalf thereof) regarding such Holder and/or such Holder’s method of distribution expressly for use in such registration statement or prospectus, or any amendment or supplement thereto; provided, however, that the obligations of each Holder (and Esch and/or Krassner, as applicable, on behalf thereof) shall be limited to an amount equal to the net proceeds to such Holder and of Registrable Securities sold pursuant to such registration statement.

Effectiveness; Termination

The Registration Rights Agreement will become effective upon the Closing of the Acquisition Agreement.  The Registration Rights Agreement and all rights and obligations thereunder (other than the indemnification provisions which shall survive) will terminate upon the earlier of (i) eight years following the date of the execution of the Registration Rights Agreement or (ii) at such time as the Control Sellers and their affiliates no longer hold any Common Stock.

Equity Financing Agreement

On August 25, 2008, concurrently with the execution of the Acquisition Agreement, the Company entered into the Equity Financing Agreement with Newcastle, which currently owns 19,380,768 shares or approximately 36% of the Common Stock, for the purpose of obtaining financing to complete the transactions contemplated by the Acquisition Agreement.  Pursuant to the Equity Financing Agreement, subject to and conditioned upon the Closing of the Acquisition Agreement, the Company will sell to Newcastle $3,000,000 of shares of Common Stock at $0.247 per share, or approximately (but slightly higher than) the per share price applicable to the Common Stock issuable under the Acquisition Agreement.  In addition, under the Equity Financing Agreement, Newcastle committed to purchase, at the Company’s election at any time or times prior to six months following the Closing of the Acquisition Agreement, up to an additional $2,000,000 of Common Stock on the same terms.  Any issuance by the Company of Common Stock under the Equity Financing Agreement will also include the associated share purchase rights issued under the rights agreement dated as of July 10, 2006 between the Company and The Bank of New York Trust Company, as amended, on a one-for-one basis.

The Equity Financing Agreement is subject to certain conditions, including the parties’ entry into a registration rights agreement upon the Closing of the Acquisition Agreement, pursuant to which Newcastle will be granted certain demand and piggyback registration rights with respect to the Common Stock it holds, including the Common Stock issuable under the Equity Financing Agreement.  Such registration rights agreement will be substantially in the form of a form of registration rights agreement attached as Exhibit A to the Equity Financing Agreement.

The Company will use the proceeds from the sale of the $3,000,000 of shares of Common Stock to fund the purchase price to acquire the Wilhelmina Companies and the proceeds from the sale of, at the Company’s election, up to an additional $2,000,000 of shares of Common Stock (if any) for other general corporate purposes.

Pursuant to the Equity Financing Agreement each party agrees to indemnify and hold the other party harmless against any loss, liability, damage or expense (including reasonable legal fees and costs) that the indemnified party may suffer, sustain or become subject to as a result of or in connection with the breach by the indemnifying party of any representation, warranty, covenant or agreement of the indemnifying party contained in the Equity Financing Agreement or any other document executed in connection therewith; provided, however, that no indemnification will be required for the gross negligence or willful misconduct of the indemnified party or breach by the indemnified party of any of its representations and warranties set forth in the Equity Financing Agreement.

If the closing of the Equity Financing Agreement has not occurred prior to the termination of the Acquisition Agreement, the Equity Financing Agreement will terminate upon the termination of the Acquisition Agreement.  Notwithstanding anything to the contrary, the commitment to purchase, at the Company’s election, up to an additional $2,000,000 of shares of Common Stock, effective upon the Closing of the Acquisition Agreement, will terminate six months following the Closing of the Acquisition Agreement.

The Equity Financing Agreement was approved by an independent special committee of the Board (the “Special Committee”) on August 18, 2008.

Mutual Support Agreement

On August 25, 2008, in connection with the execution of the Acquisition Agreement, the Control Sellers entered into the Mutual Support Agreement with Newcastle.  Pursuant to the Mutual Support Agreement, Newcastle agreed to vote its shares of Common Stock in favor of the Acquisition Agreement and certain amendments to the Certificate of Incorporation designed to, among other things, facilitate the closing of the transactions under the Acquisition Agreement (the “Approved Amendments”) at the meeting of the Company’s stockholders to be held for the purpose of approving the Acquisition Agreement and related transactions.  The Approved Amendments include, but are not limited to (i) an increase in the number of shares of Common Stock authorized, (ii) the declassification of the Board and (iii) a change in the Company’s name.  Newcastle also irrevocably (until the Closing of the Acquisition Agreement) granted to, and appointed, Derek Fromm (agent for the Control Sellers) and any designee of the Control Sellers, as Newcastle’s attorney, agent and proxy, with full power of substitution, with respect to all of Newcastle’s Common Stock to vote and otherwise act (i) in favor of the Approved Amendments and (ii) against any action or agreement that could reasonably be expected to result in a material breach by the Company under the Acquisition Agreement or any other material binding agreement entered into in connection therewith.

Pursuant to the Mutual Support Agreement, the Control Sellers and Newcastle agreed, effective upon the Closing of the Acquisition Agreement, (i) to use their commercially reasonable efforts to cause their representatives serving on the Board to vote to nominate and recommend the election of individuals designated by such parties (three designees of Newcastle, one designee of Esch and one designee of Krassner (collectively, the “Designees”)) and, in the event the Board will appoint directors without stockholder approval, to use their commercially reasonable efforts to cause their representatives on the Board to appoint the Designees to the Board, (ii) to vote their shares of Common Stock to elect the Designees at any meeting of the Company’s stockholders or pursuant to any action by written consent in lieu of a meeting pursuant to which directors are to be elected to the Board, and (iii) not to propose, and to vote their Common Stock against, any amendment to the Certificate of Incorporation or Bylaws, or the adoption of any other corporate measure, that frustrates or circumvents the provisions of the Mutual Support Agreement with respect to the election of the Designees.  The Control Sellers and Newcastle also agreed, effective upon the Closing of the Acquisition Agreement, that for a period of three years thereafter they will use their commercially reasonable efforts to cause their representatives on the Board to vote to maintain the size of the Board at no more than nine persons, unless otherwise agreed to by the Designees.

Additionally, pursuant to the Mutual Support Agreement, Newcastle agreed that, prior to the Closing of the Acquisition Agreement, it will not sell, sell short, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of its holdings of Common Stock or any interest contained therein other than pursuant to the Acquisition Agreement, unless the person to which such shares are to be transferred agrees to be bound by the Mutual Support Agreement.  Newcastle also agreed that, following the Closing of the Acquisition Agreement and until the effectiveness of the first registration statement covering shares of Common Stock issued under the Acquisition Agreement to the Control Sellers and Patterson, if Newcastle or any of its affiliates desires to transfer its shares of Common Stock to a third party purchaser in a transaction or series of related transactions involving the transfer of Common Stock owned by Newcastle or its affiliates representing in the aggregate at least 20% of the shares of Common Stock held by Newcastle at such time, each of the Control Sellers will have the right to participate in the proposed transfer up to a pro rata portion of its shares of Common Stock.

The obligations of the parties under the Mutual Support Agreement terminate upon the earlier of (i) the written agreement of all of the parties, (ii) the termination of the Acquisition Agreement or (iii) the date on which two of the three groups of parties to the Mutual Support Agreement (Esch and his affiliates as one group, Krassner and his affiliates as another group and Newcastle as another group) each owns less than 5% of the Common Stock outstanding.

Escrow Agreement

Pursuant to the terms of the Acquisition Agreement, the Control Sellers will enter into the Escrow Agreements prior to the Closing of the Acquisition Agreement (one agreement for Esch and Lorex, and another separate agreement for Krassner and Krassner L.P.), a form of which is attached hereto as Annex E with respect to the Seller Restricted Shares.

Appointment of Escrow Agent

Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel to the Company (the “Escrow Agent”), will be appointed to serve as escrow agent under the Escrow Agreement.  Each Control Seller will also irrevocably appointed the Escrow Agent as his or its (as the case may be) attorney-in-fact and agent for the term of the Escrow Agreement to execute with respect to the property required to be deposited with the Escrow Agent under the Escrow Agreement (the “Escrow Property”) all documents necessary or appropriate to complete any transaction contemplated under the Escrow Agreement.

Rights of Control Sellers in Seller Restricted Shares

During the Escrow Period (as defined below), the Seller Restricted Shares may not be sold, exchanged, assigned, gifted, encumbered, pledged, mortgaged, set over, hypothecated, transferred or otherwise disposed of, whether voluntarily or involuntarily, or by operation of law (collectively, a “Transfer”) by any of the Control Sellers, except with the express written consent of the Company.  Any purported and attempted Transfer of any Seller Restricted Shares or other Escrow Property while held in escrow under the Escrow Agreement will be void ab initio (except a Transfer pursuant to certain extraordinary transactions such as the merger or sale of New Century), and such Seller Restricted Shares will thereupon become immediately repurchasable by the Company from the Control Seller for $.0001 per share.

During the Escrow Period, subject to the provisions of the Mutual Support Agreement and the Escrow Agreement, the Control Sellers will retain all rights as stockholders of the Company including, without limitation, the right to vote the Seller Restricted Shares.  Additionally, during the Escrow Period, all dividends payable in stock, cash or other non-cash property (“Dividends”) will be delivered to the Escrow Agent to hold in accordance with the terms of the Escrow Agreement.  The Seller Restricted Shares, as defined under the Escrow Agreement, includes any non-cash dividends distributed thereon.  In the event of dissolution of the Company, or the partial or complete liquidation of all or substantially all of its assets, or in the event of bankruptcy or insolvency, the Seller Restricted Shares will participate in, on a pro rata basis, with all other shares in any distribution dividend, including in the event of a merger or consolidation, or sale of assets.  The amount per Seller Restricted Share will be adjusted in the event of a stock split or reclassification of the Common Stock.

The Seller Restricted Shares will not be included in any registration (and will not qualify as “registrable securities” or securities for which any demand or piggyback rights under any registration rights agreement may be exercised) until such time as the underlying shares are released to the Control Sellers pursuant to the terms of the Escrow Agreement and no restrictions apply thereto.

Company Repurchase Rights

Upon delivery to the Escrow Agent of appropriate written instructions, executed by the Company and copied to the Control Sellers, indicating that a Core Decrease is required pursuant to the Acquisition Agreement, unless the Control Sellers raise an objection in compliance with the Acquisition Agreement, the Escrow Agent will promptly, in accordance with such written instructions, (i) release the applicable Escrow Property and (ii) execute such transfer documents to make effective a repurchase by the Company of the Seller Restricted Shares consistent with the provisions of the Acquisition Agreement.  Following completion of the Company’s fiscal year 2008 audit and full satisfaction of any required Core Decrease or Core Increase pursuant to the Acquisition Agreement (by way of a cash payment or the repurchase of Seller Restricted Shares, in either case actually effected in accordance with the terms of the Acquisition Agreement), the Escrow Agent will release to each Control Seller all but $500,000 (or such lesser amount as remains in escrow following the foregoing repurchase) of the Seller Restricted Shares previously issued to the Control Sellers.

Upon delivery to the Escrow Agent of appropriate written instructions, executed by the Company and copied to the Control Sellers, indicating that a Total Divisional Loss and/or an Excess Divisional Loss exists as provided in the Acquisition Agreement, unless the Control Sellers raise an objection in compliance with the Acquisition Agreement, in which event such objections must be resolved pursuant to the Acquisition Agreement, the Escrow Agent will promptly, in accordance with such written instructions, (i) release the applicable Escrow Property and (ii) execute such transfer documents to make effective a repurchase of the Seller Restricted Shares consistent with the provisions of the Acquisition Agreement.

Upon delivery to the Escrow Agent of appropriate written instructions, executed by the Company and copied to the Control Sellers, indicating that the Designated Matter Post Closing Amount exceeds the Designated Matter Cash Deduction, unless the Control Sellers raise an objection in compliance with the Acquisition Agreement, in which event such objections must be resolved pursuant to the Acquisition Agreement, the Escrow Agent will promptly, in accordance with such written instructions, (i) release the applicable Escrow Property and (ii) execute such transfer documents to make effective a repurchase of Designated Holdback Shares consistent with the provisions of the Acquisition Agreement.  If not theretofore repurchased, any remaining Designated Matter Holdback Shares of the Control Sellers will be released no later than 90 days following the later of (i) final settlement with respect to a designated due diligence matter  and (ii) full satisfaction of any required Core Decrease or Core Increase pursuant to the Acquisition Agreement.

Company Claims for Indemnification

At any time and from time to time during the Claims Period (as defined below), the Company may deliver to the Escrow Agent any number of written notices (each, an “Indemnification Notice”), with copies to the Control Sellers, (i) stating that the Company may be entitled to indemnification pursuant to the Acquisition Agreement (an “Indemnification Claim”), (ii) stating the Company’s good faith estimate of the amount of losses (the “Claim Amount”) with respect to such Indemnification Claim or if the maximum amount of losses cannot reasonably be estimated by the Company, a statement to that effect, and (iii) specifying the nature of such Indemnification Claim in reasonable detail.

As soon as practicable, but in no event later than five business days, following receipt by the Escrow Agent of written instructions signed by each of the representatives of the Company and the Control Sellers directing the Escrow Agent to release the Claim Amount (or any other amount mutually agreed upon) (a “Payment Authorization”), the Escrow Agent will pay to the Company the amount set forth in such Payment Authorization from the Escrow Property.  At the election of the Company, all or the relevant portion of a Claim Amount may be satisfied by forfeiture of any remaining Seller Restricted Shares which stock will be deemed to have a cash value equal to its Market Value (as defined in the Acquisition Agreement) as of the date of forfeiture (or return) as applicable.

The claims period under the Escrow Agreement (the “Claims Period”) will begin on the date following the issuance of an auditor’s opinion in connection with, and upon completion of, the Company’s fiscal year 2008 audit and terminate on the last date on which New Century can bring a claim for indemnification for that particular claim under the Acquisition Agreement (the “Final Claim Date”).  Notwithstanding the foregoing, if, prior to the close of business on the Final Claim Date, the Company properly submits an Indemnification Claim and such Indemnification Claim is not finally resolved or disposed of by such date, such Indemnification Claim will continue to survive and remain a basis for payment under the Escrow Agreement until such Indemnification Claim is finally resolved or disposed of in accordance with the terms of the Escrow Agreement.  Notwithstanding the foregoing, neither the exhaustion of Seller Restricted Shares nor other Escrow Property will in any event limit the amount otherwise required to be paid by an indemnifying party pursuant to the Acquisition Agreement.

Indemnification of Escrow Agent

Pursuant to the Escrow Agreement, the Company and the Control Sellers agree, jointly and severally, to indemnify and hold harmless the Escrow Agent, and its partners, directors, officers, employees, and agents, from and against all costs, damages, judgments, reasonable attorneys’ fees (whether such attorneys will be regularly retained or specifically employed), expenses, obligations and liabilities of every kind and nature that the Escrow Agent, and its partners, directors, officers, employees, and agents, incur, sustain, or are required to pay in connection with or arising out of the Escrow Agreement, unless the aforementioned results from the Escrow Agent’s gross negligence, bad faith or willful misconduct, and to pay the Escrow Agent on demand the amount of all such costs, damages, judgments, attorneys’ fees, expenses, obligations, and liabilities.  The costs and expenses of enforcing such right of indemnification will be paid one-half by the Company and one-half by the Control Sellers.

Termination

The Escrow Agreement will terminate sixty (60) days following the occurrence of either (i) a repurchase of any Seller Restricted Shares by the Company in response to a Total Divisional Loss and/or an Excess Divisional Loss or (ii) the payment by the Company of an earnout payment under the Acquisition Agreement; provided that, if any Indemnification Claim for which the Company has a right of offset remains outstanding as of the date applicable in clause (i) or (ii) above, the Escrow Agreement will terminate upon the resolution of all such outstanding Indemnification Claims.  In the event the Escrow Agreement is terminated pursuant to clauses (i) or (ii) above and any Seller Restricted Shares or other Escrow Property remain in the escrow under the Escrow Agreement at such time, such remaining shares (or, if applicable, any excess cash after giving effect to the provisions thereof) will be released to the Control Sellers.  Upon termination of the Escrow Agreement, all restrictions contained in the Escrow Agreement with respect to the released shares will lapse and terminate.  The period commencing on the date of the execution of the Escrow Agreement and ending on the date of termination thereof is referred to herein as the “Escrow Period.”

Rights of Escrow Agent

The Company and the Control Sellers will reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties under the Escrow Agreement (including reasonable fees and expenses).  Up to one-half of any fees or expenses of the Escrow Agent or its counsel that are not paid as provided for under the Escrow Agreement may be taken from the Escrow Property, provided however that any such reduction in the Escrow Property will be applied to reduce any amounts owed by the Control Sellers.

If the Escrow Agent becomes involved in any dispute or litigation in connection with the Escrow Agreement, it will have the right to retain counsel and will have a lien on the Escrow Property for up to one-half of the amount of all reasonable and necessary costs, attorneys’ fees, charges, disbursements and expenses in connection with such litigation, and will be entitled to reimburse itself for such expenses out of the Escrow Property.  If up to one-half of the amount of the Escrow Agent’s fees, costs, expenses, or reasonable attorneys’ fees provided for under the Escrow Agreement are not promptly paid by the Control Sellers, the Escrow Agent will have the right to reimburse itself from the Escrow Property for any amount remaining unpaid by the Control Sellers.

The Escrow Agent will not be personally liable for any act that it may do or omit to do under the Escrow Agreement in good faith and in the exercise of its own best judgment.  The Control Sellers will, jointly and severally, to indemnify and hold harmless the Escrow Agent, and its partners, directors, officers, employees, and agents, from and against all costs, damages, judgments, reasonable attorneys’ fees (whether such attorneys shall be regularly retained or specifically employed), expenses, obligations and liabilities of every kind and nature that the Escrow Agent, and its partners, directors, officers, employees, and agents, incur, sustain, or are required to pay in connection with or arising out of the Escrow Agreement, unless the aforementioned results from the Escrow Agent’s gross negligence, bad faith or willful misconduct.

History of the Acquisition

The terms of the Acquisition Agreement are the result of arm’s-length negotiations between representatives of the Company and the Wilhelmina Companies and their principal owners.  The following is a brief discussion of the background of these negotiations and the related transactions.

Following the economic downturn of 2000-2002, the Company divested itself of its then remaining operating assets, which was largely completed by June 2004.   Following June 2004, the Company focused on redeploying its remaining assets to enhance stockholder value and, accordingly, sought, analyzed and evaluated appropriate potential acquisition candidates for the Company.  The Company’s focus was to identify businesses with, among other things, strong cash flow generating characteristics, a leading industry position, a proven track record of success and growth potential and which could be purchased at an attractive valuation.

The Company faced certain challenges identifying suitable businesses for the Company during the private equity boom of 2004-2007.  Given significant competition for acquisition opportunities, the prices of available businesses were in many cases unacceptable, in the view of the Company’s management.  Additionally, the Company needed to educate potential sellers of the benefits and opportunities inherent in selling to a public company such as New Century, which, in seeking to identify a target to become its dominant operating business, had characteristics similar to a special purpose acquisition vehicle, or a “SPAC”.  Notwithstanding these challenges, the Company’s management team worked hard to identify potential opportunities.   Through various deal flow sources, the Company received business plans, financial summaries or presentation books of numerous target companies and also had preliminary discussions with various such targets or their representatives with which no non-disclosure agreements were signed.

In considering potential targets for the Company, the Company’s management considered, among other factors, those factors detailed in the section of this proxy statement entitled “New Century’s Reasons for the Acquisition; Recommendation of the Board” beginning on page 118.

The Company’s evaluation relating to the merits of a particular acquisition opportunity were based, to the extent relevant, on the aforementioned factors as well as other considerations deemed relevant by the Company’s management in effecting an acquisition consistent with the Company’s objective. In evaluating a prospective business target, the Company’s management conducted an extensive due diligence review that encompassed, among other things, meetings with management, where applicable, and inspection of facilities, as well as review of financial and other information that was available.

In October 2007, the prospect of an acquisition of the Wilhelmina Companies was brought to the Company by a third party familiar with the modeling industry who facilitated an introduction between the principals of the Wilhelmina Companies and the management of the Company.  In November 2007, the Company signed a non-disclosure agreement with the Wilhelmina Companies.

Following receipt of relevant information (including financial information) and a preliminary due diligence review of the target business by the Company’s management team in November  2007, Mark Schwarz, the Company’s Interim Chief Executive Officer, the Wilhelmina Companies’ principals, Dieter Esch and Brad Krassner, and Sean Patterson, the President of Wilhelmina International, held an initial meeting in New York at the end of November to discuss the Wilhelmina Companies’ business and the possibility of a transaction.  A follow up meeting among Messrs. Schwarz, Esch and Krassner was then held in Park City, Utah on December 2, 2007.  At this meeting, Messrs. Schwarz, Esch and Krassner further discussed the Wilhelmina Companies’ business and also discussed the preliminary outlines of a potential transaction.

After conducting additional due diligence, including a conference call between the parties on certain legal and employment related matters on December 15, 2007, the Company delivered a draft non-binding letter of intent to Messrs. Esch and Krassner on December 21, 2007.  The proposed draft non-binding letter of intent included an initial valuation proposal and included a 90-day exclusivity period in favor of the Company during which further due diligence activities and transaction negotiations would occur.

Preliminary discussions between Mr. Schwarz and Mr. Krassner with respect to valuation ensued during and following the Christmas holiday period of 2007.

On January 4, 2008, the Company delivered a revised draft non-binding letter of intent to Messrs. Esch and Krassner.  The revised draft non-binding letter of intent included an increase in the applicable enterprise value transaction multiple (from 7x to 7.5x EBITDA), in addition to certain other refinements in a proposed earnout structure.

On January 14, 2008, Messrs. Schwarz, Esch and Krassner, together with other members of Company management and certain advisors to the parties, met at the Company’s offices in Dallas, Texas to hold further preliminary talks with respect to a potential transaction on the terms outlined in the January 4 draft non-binding letter of intent.  At the meeting, issues of valuation and earnout structures, along with the purchase of Wilhelmina Miami, the assumption of certain outstanding debt of Wilhelmina Miami and responsibility for any change of control payments, were principally discussed.  Following the meeting, on January 18, 2008, the Company delivered a further revised non-binding letter of intent, executed by Mr. Schwarz, to Messrs. Esch and Krassner reflecting the discussions that took place at the January 14 meeting in Dallas.  Among other things, the revised proposal included a closing payment to the principals  (50% cash and 50% stock) based on a enterprise value transaction multiple of 8X 2007 “Core” EBITDA, subject to later adjustment for deficiencies relative to a multiple of 7.5X the average of 2007 and 2008 “Core” EBITDA.  The revised letter of intent also included certain additional refinements, including to the earnout and price adjustment mechanisms and responsibility with respect to the change of control payments.

On January 28, 2008, Mr. Krassner executed the January 18 non-binding letter of intent with certain additional minor comments.  The executed letter of intent included a 90-day exclusivity period in favor of the Company.

During February and March 2008, the Company proceeded to conduct financial due diligence on the Wilhelmina Companies, including with the services of a third party consulting firm specializing in such activities for the private equity and hedge fund industry, Riveron Consulting, LP.  In addition, during this time, the Company’s outside legal counsel, Olshan Grundman Frome Rosenzweig and Wolosky LLP (“Olshan”) was engaged to represent the Company on the proposed transaction and also proceeded to conduct customary legal due diligence.  Both the financial and legal advisors to the Company performed certain such due diligence activities onsite at the offices of the Wilhelmina Companies in New York City, including in late February and early March.

On February 19, 2008, Messrs. Schwarz, Esch, Krassner and Patterson had a lunch meeting in New York to discuss the proposed transaction.

On March 7, 2008, the Company delivered a first draft of the Acquisition Agreement to Messrs. Esch and Krassner based on the terms set forth in the January 18 non-binding letter of intent.  Discussions between the parties on certain terms of the Acquisition Agreement ensued.

On April 9, 2008, Loeb & Loeb LLP  (“Loeb”), outside legal counsel to the Wilhelmina Companies, delivered a two-page draft written proposal memorandum to the Company.   Among other things, the proposal memorandum requested a fixed amount of consideration to be issued at closing ($15,000,000 in cash and $15,000,000 in stock) in respect of all outstanding equity of the Wilhelmina Companies and their affiliated indebtedness, as opposed to a closing price based strictly on a multiple of 2007 EBITDA as contemplated by the parties’ January 18 non-binding letter of intent.  The proposal memorandum also requested, among other things, certain unspecified veto rights in favor of Messrs. Esch and Krassner on the Company’s business going forward and further proposed that Messrs. Esch and Krassner not assume certain outstanding indebtedness owed by Wilhelmina Miami to Wilhelmina International, as was previously contemplated by the parties.  Loeb then proceeded to deliver comments to the draft Acquisition Agreement to Olshan on April 16, 2008.

In mid and late April 2008, further discussions on transaction terms between the parties ensued, including between representatives of the Company and representatives from the law firm of Strassburger McKenna Gutnick & Gefsky (“Strassburger”), which had been engaged by Mr. Krassner to represent him and his affiliates.  In addition to the items previously raised by Loeb, Strassburger raised certain additional issues with representatives of the Company, including, among other things, issues with respect to the valuation, timing and conditions of the release of restricted shares to be issued to Messrs. Esch and Krassner at the closing based on the results of operations for 2008, the terms of any affiliated or third party financing for the acquisition and a commitment from the Company or Newcastle, the Company’s largest stockholder, with respect to financing for future acquisitions by the Company.   Messrs. Esch and Krassner and representatives of the Company also had extensive discussions regarding the mechanics of a net debt-based price adjustment, in lieu of a working capital or net equity-based adjustment as had been described in the draft non-binding letter of intent.  Following these various discussions and based on the tentative outcome thereof, Olshan delivered a further revised markup of the Acquisition Agreement to the Wilhelmina Companies and their principals and representatives on May 2, 2008.

On May 15, 2008, Loeb delivered a revised markup of the Acquisition Agreement to the Company and its advisors.  Following this, on May 16, 2008, representatives of the Company, Mr. Esch and advisors to Mr. Krassner held a conference call to address certain issues raised in the latest Loeb markup, including issues relating to the net debt-based price adjustment, noncompetition covenants, the mechanics of the purchase of Wilhelmina Miami from its minority stockholders and termination fee provisions.

On May 19, 2008, Messrs. Schwarz, Esch and Patterson had a dinner meeting in New York to discuss the transaction, including Mr. Patterson’s role and employment terms.

On May 20, 2008, representatives from Olshan met with representatives from Loeb at Loeb’s offices in New York to narrow the scope of the remaining open legal issues on the Acquisition Agreement.

In late May and June 2008, drafts of the ancillary agreements to the Acquisition Agreement were exchanged between the parties and negotiations were conducted.  Representatives of Newcastle, in such capacity, were also actively involved in discussions with respect to a proposed voting and mutual support agreement with the principals of the Wilhelmina Companies and their advisors.

Over of the weekend of May 31-June 1, 2008 and continuing through June 4, representatives of the Company, Messrs. Esch and Krassner and advisors thereto held extensive communications with respect to the price adjustment provisions of the Acquisition Agreement, an issue that had remained unresolved since the conference call of May 16, 2008.  The parties discussed and refined a net asset based price adjustment, in lieu of a net debt price adjustment.

On June 12, 2008, Olshan delivered a revised draft of the Acquisition Agreement to representatives of the Wilhelmina Companies and their principals and advisors reflecting the outcome of discussions between Olshan and Loeb on certain legal and tax-related issues and the separate discussions between representatives of the Company and Messrs. Esch and Krassner with respect to price adjustment provisions.

On June 18, 2008, Olshan delivered a further revised draft of the Acquisition Agreement to representatives of the Wilhelmina Companies and their principals and advisors.

On June 26, 2008, Olshan and Loeb held a conference call to discuss remaining issues on the Acquisition Agreement and ancillary agreements.

On July 2, 2008, the Board convened a telephonic meeting to review the status and terms of the proposed acquisition.  Among other things, at the meeting, the Board approved the formation of the Special Committee to evaluate and negotiate the terms of the transaction financing proposed to be provided by Newcastle.  The Special Committee subsequently retained legal counsel, Gardere Wynne Sewell LLP, and hired a financial advisor, North Point Advisors LLC (“North Point”), to evaluate the fairness of the proposed Financing Transaction with Newcastle.

During the month of July 2008, the Wilhelmina Companies and their auditors worked to finalize the audit of the 2007 financial statements of the Wilhelmina Companies.  Representatives of the Wilhelmina Companies and their principals also obtained the agreement of most of the minority stockholders of Wilhelmina Miami with respect to the terms of the transaction.

On July 29, 2008, the Special Committee conducted its initial meeting by telephone conference. Gardere Wynne Sewell LLP (“Gardere”), the Special Committee’s legal counsel, participated in the meeting and discussed with the members of the Special Committee issues relating to the members’ independence in order to confirm they were qualified to serve on the Special Committee.  The Special Committee was advised by Gardere to take all necessary action to confirm Gardere’s independence (which the Special Committee subsequently did).  Gardere advised the Special Committee to retain an investment banker to help ensure that the Special Committee would satisfy its fiduciary duties.  Gardere also advised the Special Committee to determine whether funding for the acquisition was available from sources other than Newcastle in order to confirm that more favorable terms were not available.  Gardere and representatives of Newcastle subsequently negotiated the terms of the Equity Financing Agreement and the Registration Rights Agreement on multiple occasions prior to reaching an agreement.

On July 30, 2008, the Company delivered a proposal to representatives of the Wilhelmina Companies and their principals and advisors with respect to a particular due diligence matter that had surfaced and, in the Company’s view, required minor additional refinements to the Acquisition Agreement.

In late July through mid August 2008, the Company, acting through the Special Committee, and Newcastle negotiated the terms of the Financing Transaction with Newcastle.

On August 14, 2008, the Wilhelmina Companies’ 2007 audit was completed.

From August 15 through August 20, 2008 representatives of the Company and the Wilhelmina Companies and their principals and advisors, together with representatives of Newcastle where applicable, held discussions on the Acquisition Agreement and the various ancillary agreements in order to finalize them.  Drafts of the Acquisition Agreement and the ancillary agreements were revised and exchanged between the parties and their advisors on several occasions.

On August 18, 2008, the Special Committee convened a second telephonic meeting and invited Gardere to participate.  The Special Committee reviewed and approved the Equity Financing Agreement and Registration Rights Agreement in the forms negotiated by Newcastle and Gardere and reviewed North Point’s opinion letter as to the fairness to the Company and its stockholders, from a financial point of view, of the Financing Transaction.

On August 20, 2008, the Board held a telephonic meeting and approved by a majority vote the terms of the acquisition pursuant to the Acquisition Agreement.  Steven J. Pully was the sole director to vote against the Acquisition.  At the meeting, the Board approved the terms of the Financing Transaction with Newcastle.  The Board’s approval was based, in part, upon the recommendation of the Special Committee, which offered its recommendation based, in part, upon the opinion of North Point that the terms of the Financing Transaction were fair, from a financial point of view, to the Company’s stockholders.

In the late evening of August 25, 2008, the Acquisition Agreement and the applicable ancillary documents were executed by the parties thereto, and on August 26, 2008, prior to the opening of the U.S. financial markets, the transaction was publicly announced.

Accounting Treatment of the Acquisition

The Company intends to account for the Acquisition as a purchase of the Wilhelmina Companies in accordance with generally accepted accounting principles in the U.S.  The Wilhelmina Companies will be treated as the acquired entities for such purposes.  Accordingly, the aggregate fair value of the consideration paid by New Century in connection with the Acquisition will be allocated to the Wilhelmina Companies’ assets based on their fair values as of the completion of the Acquisition.  The difference between the fair value of the Wilhelmina Companies’ assets, liabilities and other items and the aggregate fair value of the consideration paid by New Century will be recorded as goodwill and other assets and intangibles.  The results of operations of the Wilhelmina Companies will be included in New Century’s consolidated results of operations only for periods subsequent to the completion of the Acquisition.

For U.S. federal income tax purposes, New Century will allocate the aggregate the fair market value of the consideration paid by New Century in connection with the acquisition of the Wilhelmina Companies among the respective Wilhelmina Companies.  With respect to New Century’s acquisition of the shares of Wilhelmina International and Wilhelmina Miami, New Century will inherit those entities’ tax basis in their respective assets and will not be able to increase that tax basis to reflect the value of the aggregate consideration paid or the fair market value of the assets. As a result, New Century’s tax-deductible depreciation with respect to its investment in Wilhelmina International and Wilhelmina Miami will be less than if the assets of those entities (including goodwill) had been purchased at the time of the merger for their fair market value.  In addition, in the event that New Century in the future sells any assets of those entities, taxable gain will be calculated by reference to their inherited tax basis, as further adjusted. Furthermore, the use of the Company’s NOLs to offset such taxable gain may be limited under the tax laws.  The acquisition of the interests in the Wilhelmina Companies (other than Wilhelmina International and Wilhelmina Miami) will be treated as a purchase of the assets of those entities for tax purposes.

United States Federal Income Tax Consequences

Since New Century stockholders will not be exchanging or otherwise disposing of their shares of Common Stock pursuant to the Acquisition Agreement, including with regard to the merger of Wilhelmina Acquisition with and into Wilhelmina International, New Century stockholders will not recognize any gain or loss from the Acquisition.  No ruling has been, or will be, sought from the IRS as to the tax consequences of the transactions contemplated by the Acquisition Agreement.

Regulatory Matters

We believe the Acquisition and the transactions contemplated by the Acquisition Agreement are not subject to any federal or state regulatory requirement or approval, except for filings necessary to effectuate the transactions contemplated by the Acquisition Proposal with the Secretary of State of the States of Delaware and New York.  The amendments to the Certificate of Incorporation discussed in connection with the Name Change Proposal, the Capitalization Proposal, the Reverse Stock Split Proposal and the Declassification Proposal would become effective when filed with the Secretary of State of the State of Delaware.

Post-Acquisition Management and Ownership

Post-Acquisition Management

Upon the consummation of the Acquisition, Wilhelmina International will be a wholly owned subsidiary of the Company and will be the Company’s primary operating subsidiary.  The current executive management of the Company will not change as a result of the Acquisition.  The executive management of the Company will oversee the operations of the Wilhelmina International subsidiary along with Sean Patterson, the current President of Wilhelmina International, who will serve as the President of the subsidiary after the consummation of the Acquisition.  The Wilhelmina International subsidiary will also have other officers appointed in accordance with the Acquisition Agreement, however, these officers will not have any policy-making functions.

Post-Acquisition Ownership

It is anticipated that immediately following the consummation of the Acquisition there will be 128,580,227 shares of Common Stock outstanding with Newcastle, Esch and his affiliates, and Krassner and his affiliates, owning approximately 24.5%, 23.6% and 23.6% of the Common Stock outstanding, respectively.  See “Security Ownership of Certain Beneficial Owners and Management” beginning on page 46.

Opinions Regarding Fairness of Financing Transaction

The Special Committee requested that North Point provide the Company with an opinion as to the fairness to the Company and its stockholders, from a financial point of view, of the Financing Transaction pursuant to which Newcastle, the Company’s largest stockholders, will provide financing to the Company in order to consummate the Acquisition.  Pursuant to the Equity Financing Agreement, subject to and conditioned upon the Closing of the Acquisition Agreement, the Company will sell to Newcastle $3,000,000 of shares of Common Stock at approximately (but slightly higher than) the per share price applicable to the Common Stock issuable under the Acquisition Agreement ($0.247 per share, subject to adjustment).  In addition, under the Equity Financing Agreement, Newcastle committed to purchase, at the Company’s election at any time or times prior to six months following the Closing, up to an additional $2,000,000 of Common Stock on the same terms.

North Point is an investment banking boutique that provides confidential and strategic advice to public and private companies and financial sponsors on mergers, acquisitions, divestitures and restructurings.  The Special Committee determined to use the services of North Point because it is a recognized investment-banking firm that has substantial experience in advising boards of directors and rendering fairness opinions.  North Point’s opinions are addressed solely to our Special Committee for its use in connection with its consideration of the proposed Financing Transaction. It is, therefore, North Point’s view that its duties in connection with its fairness opinions extend solely to the Special Committee and that it has no legal responsibilities in respect thereof to any other person or entity (including any New Century stockholder).

North Point does not beneficially own any interest in either us or any of the Wilhelmina Companies and has not provided either with any other services.

On August 20, 2008, North Point delivered a presentation and its written opinion to the Special Committee.  North Point’s opinion stated that, as of August 20, 2008, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the terms of the Financing Transaction were fair, from a financial point of view, to the Company and its stockholders.

North Point’s opinion was provided to the Special Committee in connection with its evaluation of the fairness of the Financing Transaction.  North Point’s opinion does not address any other aspect of the Acquisition and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the Acquisition.  Although the North Point opinion was delivered as of August 20, 2008 and the Equity Financing Agreement was not executed until August 25, 2008, no material changes were made to the terms of the Equity Financing Agreement during the intervening period.

North Point acted as financial advisor to the Special Committee in connection with the Financing Transaction and received a fee of $100,000 for providing its opinion.  The fee was not contingent upon the consummation of the Financing Transaction or upon the conclusions expressed in the opinion regarding the fairness, from a financial point of view, to the Company and its stockholders of the terms of the Financing Transaction.

In arriving at its opinion, North Point undertook such review, analyses and inquiries, as it deemed necessary and appropriate under the circumstances.  Among other things, North Point reviewed:

(i)           the August 20, 2008 draft of the Equity Financing Agreement;

(ii)          the June 18, 2008 draft of the Acquisition Agreement;

(iii)         certain publicly available financial, operating and business information related to the Company, including certain audited and unaudited financial statements of the Company;

(iv)         certain internal information prepared and furnished by the Company’s management with respect to the business, operations and prospects of the Company;

(v)          certain audited and unaudited financial statements, and certain internal information prepared and furnished by the Wilhelmina Companies’ management with respect to the business, operations and prospects of the Wilhelmina Companies;

(vi)         to the extent publicly available, information concerning selected transactions which North Point deemed generally comparable to the proposed Financing Transaction;

(vii)        certain publicly available financial and securities data of selected public companies which North Point deemed generally comparable to the Company and the Wilhelmina Companies;

(viii)       certain internal financial information of the Company and the Wilhelmina Companies, prepared and furnished by the Company’s management and by the Wilhelmina Companies’ management;

(ix)          the financial due diligence report completed by Riveron, dated March 5, 2008; and

(x)           certain publicly available market and securities data of the Company.

North Point also had discussions with members of the Company’s management concerning the financial condition, current operating results, business outlook, historical operating results and the regulatory and business outlook for the Company.

North Point relied upon and assumed the completeness, accuracy and fairness of (and the absence of any misleading statements in) the financial statements, financial forecasts, the Company management’s estimates as to the future performance of the Company, and other information provided to it by or on behalf of the Company, or otherwise made available to, discussed with, or reviewed by, North Point, or publicly available, and North Point did not assume responsibility for the independent verification of that information.  North Point further relied upon the assurances of the management of the Company that the information provided to North Point by the Company was prepared on a reasonable basis in accordance with industry practice and that such information provided a reasonable basis upon which North Point could form its opinion.

North Point further assumed that the management of the Company was not aware of any information or facts that would have made the information provided to North Point incomplete or misleading.  North Point also assumed that there were no material changes in the Company’s assets, liabilities, financial condition, results of operations, business or prospects since the respective dates of the latest financial statements made available to North Point.  North Point assumed that the Company was not party to any pending transaction, including external financing, recapitalization, acquisition, merger, consolidation or sale of all or substantially all of its assets, other than the Financing Transaction, the transaction contemplated by the Acquisition Agreement or in the ordinary course of business.

In rendering its opinion, North Point assumed, with the Special Committee’s consent, that the Equity Financing Agreement would not differ in any material respect from the August 20, 2008 draft North Point examined and that the Company, Newcastle and Newcastle’s permitted assignees would comply with the terms of the Equity Financing Agreement.  North Point assumed, with the Special Committee’s consent, that the Financing Transaction would be consummated in accordance with the terms described in the Equity Financing Agreement and that there would not be any adjustment to the per share consideration to be paid in the Financing Transaction.  With the Special Committee’s consent, North Point assumed and relied upon the accuracy and completeness of each of the representations and warranties contained in the Equity Financing Agreement.

North Point assumed that all the necessary regulatory approvals and consents required for the Financing Transaction would be obtained in a manner that would not change the terms of the Financing Transaction, including, without limitation, the per share consideration to be paid in the Financing Transaction.  North Point further assumed that the Financing Transaction would be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act, the Exchange Act and all other applicable federal and state statutes, rules and regulations.

North Point was not requested to opine as to, and the North Point opinion does not address, the basic business decision to proceed with or effect the Financing Transaction.  North Point did not structure or arrange the Financing Transaction or negotiate the terms of the Financing Transaction.  North Point’s opinion does not address, nor should it be construed to address, the relative merits of the Financing Transaction, on the one hand, or any alternative business strategies or alternative transactions that may be available to the Company, on the other hand, or any tax consequences of the Financing Transaction.

North Point’s opinion does not address the fairness of any specific portion of the Financing Transaction.  North Point advised the Special Committee on potential alternative sources of equity capital, although North Point was not authorized to and did not solicit any expression of interest from, or initiate any discussions with, any other parties with respect to any alternative transaction.  North Point expressed no opinion with respect to the value, which may be obtainable for the Company in a sale to a third party following an auction process or otherwise.  North Point expressed no opinion as to what the actual value of any Company securities will be when issued or the prices at which the Company’s securities will actually trade or be transferable at any time.

In arriving at its opinion, North Point did not perform any appraisals or valuations of any specific assets or liabilities of the Company, North Point was not furnished with any such appraisals or valuations, and North Point did not make any physical inspection of any property or asset.  North Point expressed no opinion regarding the liquidation value or financial solvency of any entity.  Without limiting the generality of the foregoing, North Point undertook no independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which the Company or any of its affiliates is a party or may be subject and, at the Company’s direction and with its consent, North Point’s opinion makes no assumption concerning, and therefore does not consider, the possible assertions of claims, outcomes or damages arising out of any such matters.

North Point’s opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on the date thereof, and upon the information available to North Point and facts and circumstances as they existed and are subject to evaluation on the date thereof; events occurring after the date thereof could materially affect the assumptions used in preparing North Point’s opinion.  North Point did not undertake to update, reaffirm or revise its opinion or otherwise comment upon any events occurring after the date thereof and does not have any obligation to update, revise or reaffirm its opinion.  North Point expressed no opinion as to the reaction of the public markets to the announcement or consummation of the Financing Transaction.

In arriving at its opinion, North Point did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.  Accordingly, North Point believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion.

Appraisal Rights

No appraisal rights are available under the DGCL or under the Certificate of Incorporation or Bylaws to any stockholder who dissents from the Acquisition Proposal.

Interests of New Century Directors and Officers in the Acquisition

When you consider the recommendation of the Board in favor of the approval of the Acquisition Proposal and the related proposals, you should keep in mind that certain of the Company’s directors, director nominees and officers have interests in the Acquisition that may be different from, or in addition to, your interests as a stockholder. These interests include the following, among other things.

Interests of Mark Schwarz, Steven Pully, John Murray and Evan Stone

Newcastle owns 19,380,768 shares of Common Stock of the Company, representing approximately 36% of the outstanding shares.

Pursuant to the Equity Financing Agreement by and between the Company and Newcastle, subject to and conditioned upon the Closing of the Acquisition Agreement, the Company will sell to Newcastle $3,000,000 of shares of Common Stock at $0.247 per share, or approximately (but slightly higher than) the per share price applicable to the Common Stock issuable under the Acquisition Agreement.  In addition, under the Equity Financing Agreement, Newcastle committed to purchase, at the Company’s election at any time or times prior to six months following the Closing of the Acquisition Agreement, up to an additional $2,000,000 of Common Stock on the same terms.

The Equity Financing Agreement is subject to certain conditions, including the parties’ entry into a registration rights agreement upon the Closing of the Acquisition Agreement, pursuant to which Newcastle will be granted certain demand and piggyback registration rights with respect to the Common Stock it holds, including the Common Stock issuable under the Equity Financing Agreement.

It is anticipated that, immediately following the consummation of the Acquisition, Newcastle will own approximately 24.5% of the Common Stock outstanding.

Mark Schwarz, the Interim Chief Executive Officer and Chairman of the Board of the Company, is the Chief Executive Officer and Chairman of NCM, the general partner of Newcastle, and the managing member of NCG, the general partner of NCM.  Mr. Schwarz will be the Chairman of Wilhelmina International upon consummation of the Acquisition.

Steven Pully, one of the Company’s directors and its former Chief Executive Officer, is a former representative of Newcastle.

John Murray, the Company’s Chief Financial Officer and one of the director nominees, is the Chief Financial Officer of NCM.  Mr. Murray will be a Vice President of Wilhelmina International upon consummation of the Acquisition.

Evan Stone, one of the director nominees, is the Vice President and General Counsel of NCM. Mr. Stone will be a Vice President of Wilhelmina International upon consummation of the Acquisition.

New Century’s Reasons for the Acquisition; Recommendation of the Board

Based upon its evaluation, the Board, at a special meeting held on August 20, 2008 at which all of the directors were present, resolved by a vote of 3 directors in favor and 1 against to approve the Acquisition Agreement and the transactions contemplated thereby and to recommend to our stockholders that they vote in favor of the Acquisition.  Steven J. Pully was the sole director to vote against the Acquisition.

In the course of reaching its recommendation, the Board consulted with management and outside legal counsel and considered a wide variety of factors it deemed relevant in connection with its evaluation of the Acquisition. In light of the complexity of those factors, the Board, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to specific factors it considered in reaching its decision. Individual members of the Board may have given different weight to different factors.

In reaching its determination that approving the Acquisition is in the best interests of the Company’s stockholders, a majority of the Board considered, among other things, the nature of the business of the Wilhelmina Companies, their operating results, the extent of due diligence conducted by the Company’s management team, the various risks discussed in the section entitled “Risk Factors” beginning on page 28 and the factors listed below.

In considering the Acquisition, the Board gave consideration to, among others, the following positive factors (although not weighted or in any order of significance):

•	the Wilhelmina Companies’ financial results, including their consistent historical revenue, margin and cash flow characteristics;

•	the Wilhelmina Companies’ leading competitive position in the modeling business;

•	the Wilhelmina Companies’ forty year history and strong reputation;

•	the Wilhelmina Companies’ extensive, diverse and quality roster of talent and clients, including their lack of reliance on particular “supermodels” or significant large clients;

•	the Wilhelmina Companies’ growth prospects, including in talent management and brand licensing;

•	acquisition opportunities within the modeling and talent management industries worldwide;

•	the relative size and consideration mix of the Acquisition, including the ability of the Company and its management team to execute the Acquisition without significant additional financing;

•
the opportunity for the Company – which has been searching extensively for an appropriate acquisition candidate since June 2004 – to execute and complete a transaction of a high quality business at a price that the management team considered attractive;

•
the willingness and desire of the principal owners of the Wilhelmina Companies to receive a meaningful portion of the sale consideration in Company equity and structured earnouts, whose value in each case would be dependent on the future operating success of the Company and the Wilhelmina Companies;

•	the experience, ability and relationships of the Wilhelmina Companies’ executives and their principal owners in the modeling and talent management businesses;

•	the experience and ability of the Company’s management in analyzing, investing in, acquiring and building businesses in the U.S. and abroad;

•	the relative simplicity and attractiveness of the Wilhelmina Companies’ existing business model;

•	the limited capital requirements associated with the Wilhelmina Companies’ business;

•	the possible excitement and interest generated for a small public company through the ownership of a “high profile” modeling business;

•
strong indemnification and set-off  provisions in the Acquisition Agreement to cover any pre-existing problems and certain future operating losses, including security in the form of shares of Company stock; and

•	strong noncompetition covenants applying to the Control Sellers.

The Board also considered certain potential risks or negative factors relating to the Acquisition, including, but not limited to, the following:

•	strong dependence of the Wilhelmina Companies on the retention of their pool of talent and certain key management personnel and “bookers”;

•	the relative lack of experience of the Company’s management team in the modeling and talent management businesses;

•
the incremental work, preparation and expense associated with preparing the Wilhelmina Companies’ to be the principal operating business of a U.S. public company, including the need for certain experienced public company executives; and

•	risk of non-completion of the Acquisition, including in the event that the requisite stockholder vote to approve the Acquisition is not received.

The Board members who voted in favor of the Acquisition concluded that the potentially negative factors associated with the Acquisition were substantially outweighed by the positive factors identified above and the opportunity and potential to enhance stockholder value through the Acquisition.

Vote Required

The approval of the Acquisition Proposal will require the affirmative vote of not less than 66-2/3% of the outstanding shares of our Common Stock entitled to vote thereon.

A MAJORITY OF OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ACQUISITION PROPOSAL.

PROPOSAL NO. 2

CHANGE OF NAME TO “WILHELMINA INTERNATIONAL, INC.”

On October 7, 2008, the Board approved and deemed advisable an amendment to Article I of the Certificate of Incorporation, which, if approved and adopted by the Company’s stockholders, would effect a change in the Company’s name from “New Century Equity Holdings Corp.” to “Wilhelmina International, Inc.”  The change in the Company’s name would become effective upon the filing of a corresponding amendment to the Certificate of Incorporation with the Secretary of State of Delaware.

This Name Change Proposal is conditioned upon and subject to the approval of the Acquisition Proposal and the consummation of the Acquisition.

In the judgment of a majority of the Board, the change of the Company’s name is desirable and necessary to appropriately reflect the fact that the business of the Wilhelmina Companies will become the principal operating business of the Company upon the consummation of the Acquisition.  “Wilhelmina International, Inc.” is a recognized name in the model and talent management industry.

If the Name Change Proposal is approved and adopted, the change of name will not affect in any way the validity or transferability of the currently outstanding shares of Common Stock.  Previously issued stock certificates will continue to represent the same number of shares of Common Stock and remain authentic, and it will not be necessary for stockholders to surrender their stock certificates following the change of the Company’s name.  Instead, when certificates are presented for transfer, new certificates bearing the name “Wilhelmina International, Inc.” will be issued.

The complete text of a form of Certificate of Amendment to the Certificate of Incorporation reflecting the foregoing proposed amendment is set forth as Annex F to this proxy statement, and stockholders are urged to review Annex F together with the foregoing information, which is qualified in its entirety by reference to Annex F.

Vote Required

The approval and adoption of the Name Change Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon.

A MAJORITY OF OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE NAME CHANGE PROPOSAL.

PROPOSAL NO. 3

INCREASE IN NUMBER OF SHARES OF COMMON STOCK AUTHORIZED

On October 7, 2008, a majority of the Board approved and deemed advisable an amendment to Article IV, Section 4.1 of the Certificate of Incorporation, which, if approved and adopted by the Company’s stockholders, would increase the number of authorized shares of Common Stock to 250,000,000 and thereby increase the number of authorized shares of all classes of the Company’s stock to 260,000,000.  The increase in the number of authorized shares of Common Stock would become effective upon the filing of a corresponding amendment to the Certificate of Incorporation with the Secretary of State of Delaware.

This Capitalization Proposal is conditioned upon and subject to the approval of the Acquisition Proposal.

The purpose of the Capitalization Proposal is to provide a sufficient number of shares to be reserved for issuance in order to consummate the Acquisition Agreement, the Equity Financing Agreement and the transactions associated therewith, and for other corporate uses.    Once authorized, the additional shares of Common Stock may be issued by the Board without the delay incidental to obtaining stockholder approval of an amendment to the Certificate of Incorporation at the time of such issuance, unless such stockholder approval is required by law or applicable stock exchange requirements.

Currently, the Certificate of Incorporation provides that the Company is authorized to issue up to 85,000,000 shares of all classes of the Company’s stock, including 75,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, of which 1,000,000 are designated shares of Series A Stock.  As of the Record Date, [•] shares of Common Stock and no shares of Series A Stock were issued and outstanding.  Based upon the book value of the Common Stock on July 31, 2008, approximately 74,696,354 shares of Common Stock are expected to be issued upon the Closing of the Acquisition Agreement (in connection with the Acquisition Agreement and the Equity Financing Agreement).  Accordingly, assuming the approval of the Acquisition Proposal, the Company will need to issue more shares of Common Stock than are currently available for issuance under the Certificate of Incorporation.

Amending our Certificate of Incorporation to increase the number of authorized shares of Common Stock will not alter the number of shares of Common Stock presently issued and outstanding or change the relative rights of holders of such shares.  If the Capitalization Proposal is approved and implemented by the Company, the additional shares of Common Stock will be identical in all respects to our presently authorized shares of Common Stock.  Holders of Common Stock have no preemptive rights to purchase or subscribe for any newly issued shares of Common Stock.  Therefore, the authorization and subsequent issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the voting power, earnings per share and equity interest of existing holders of Common Stock.  However, the actual effect on the present holders of Common Stock cannot be ascertained until such additional shares of Common Stock are issued.  No appraisal rights will be afforded to our stockholders under the DGCL as a result of the approval of the Capitalization Proposal.

While a significant portion of the newly available authorized shares of Common Stock will be reserved for issuance in connection with the Acquisition Agreement and the Equity Financing Agreement, the availability of authorized but unissued shares may enable our Board to render it more difficult or to discourage an attempt to obtain control of the Company, which may adversely affect the market price of our Common Stock.  If in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal were not in the best interests of the Company, such shares could be issued by the Board without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.  The authorization of additional shares of Common Stock will also enable us to have the flexibility to authorize the issuance of shares of Common Stock in the future for financing our business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.  We currently have no such plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares of Common Stock for such purposes.

The complete text of a form of Certificate of Amendment to the Certificate of Incorporation reflecting the foregoing proposed amendment is set forth as Annex F to this proxy statement, and stockholders are urged to review Annex F together with the foregoing information, which is qualified in its entirety by reference to Annex F.

Vote Required

The approval and adoption of the Capitalization Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon.

A MAJORITY OF OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE CAPITALIZATION PROPOSAL.

PROPOSAL NO. 4

AUTHORITY TO EFFECT REVERSE STOCK SPLIT

On October 7, 2008, a majority of the Board approved and deemed advisable, subject to stockholder approval, a proposal to grant authority to the Board to effect a reverse stock split of our Common Stock at a ratio within the range from one-for-ten to one-for-thirty, with the exact ratio to be set at a whole number within this range to be determined by our Board in its discretion (the “Reverse Stock Split”).  Approval and adoption of the Reverse Stock Split Proposal would give the Board discretionary authority to implement the Reverse Stock Split at any time prior to December 31, 2009.  The Reverse Stock Split would become effective upon the filing of a corresponding amendment to the Certificate of Incorporation with the Secretary of State of Delaware.

This Reverse Stock Split Proposal is conditioned upon and subject to the approval of the Acquisition Proposal.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding may increase the per share market price of the Common Stock and improve the trading market for the Common Stock.  If stockholders approve and adopt the Reverse Stock Split Proposal, the Board will have the discretion to implement only one Reverse Stock Split at any time prior to December 31, 2009, or effect no Reverse Stock Split at all.  The Board reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Stock Split if at any time prior to filing an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware the Board determines that the Reverse Stock Split is no longer in the best interests of the Company and the stockholders.  If the Reverse Stock Split is approved and adopted by the stockholders but is subsequently not implemented by the Board by December 31, 2009, then the Reverse Stock Split Proposal will be deemed abandoned without any further effect and the Board’s authority to effect the Reverse Stock Split will terminate.  In such case, the Board may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

By voting to approve the proposed amendment, the Company’s stockholders will be authorizing the Board, without further stockholder approval, to determine the ratio of the Reverse Stock Split of between one-for-ten to one-for-thirty.  In connection with any determination to effect a Reverse Stock Split, the Board will select the Reverse Stock Split ratio that it believes will result in the greatest marketability of the Company’s Common Stock based on prevailing market conditions.  No further action on the part of the Company’s stockholders will be required for the Board to select the Reverse Stock Split ratio or to either effect or abandon the Reverse Stock Split.  If no Reverse Stock Split is effected by December 31, 2009, the Board’s authority to effect the Reverse Stock Split will terminate.  In addition, by voting to approve the proposed amendment, the Company’s stockholders will be authorizing the Company’s officers to make immaterial changes to the proposed amendment as the Company’s officers executing the amendment may deem appropriate.

The Board may consider a variety of factors in determining whether or not to implement the Reverse Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments and the Company’s actual and projected business and financial performance.

Adjustments to the Company’s financial statements to reflect the Reverse Stock Split are expected to be minimal.  The expected immediate effect in the market would be an increase in the trading price per share, and a decrease in the number of post-split shares involved in a trade of shares that would have been involved in an identical trade.

The complete text of a form of Certificate of Amendment to the Company’s Certificate of Incorporation, reflecting the foregoing proposed amendment is set forth as Annex F to this proxy statement, and stockholders are urged to review Annex F together with the foregoing information, which is qualified in its entirety by reference to Annex F.

Purpose of the Reverse Stock Split

There are several reasons why a majority of the Board recommends that the Company’s stockholders approve and adopt the Reverse Stock Split, including the following:

•	to improve the marketability and liquidity of the Company’s Common Stock;

•	to increase the per share market price of the Company’s Common Stock; and

•	to assist the Company in meeting the initial listing requirements of a national securities exchange.

The Company believes that a higher price per share of the Common Stock could improve the marketability of the Common Stock.  The Company believes that the current per share price level of the Common Stock has reduced the effective marketability of the Common Stock because of the reluctance of many leading brokerage firms to recommend low-priced stock to their clients.  Some investors view low-priced stock as speculative and unattractive and other investors may be prohibited by their organizational documents from investing in low-priced stocks.  In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stock.  Such policies and practices pertain to the payment of brokers’ commissions and to the time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint.

Because brokerage commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current per share price of the Common Stock results in individual stockholders paying transaction costs (commission, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the per share price of the Common Stock was substantially higher.  This factor may also limit the willingness of institutions to purchase the Common Stock at its current market price.

Although any increase in the market price of the Common Stock resulting from the Reverse Stock Split may be proportionately less than the decrease in the number of shares outstanding, the proposed Reverse Stock Split could result in a market price that would be high enough for the shares of the Common Stock to overcome the reluctance, policies and practices of brokerage firms and investors referred to above and to diminish the adverse impact of correspondingly higher trading commissions for the shares.

No assurance can be given, however, that the Common Stock will trade at a higher price or that the Company will be successful in improving the marketability, liquidity and ability to list the Common Stock on a national securities exchange after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

If the stockholders approve and adopt the Reverse Stock Split, the appropriate amendment to the Certificate of Incorporation would be filed with the Secretary of State of Delaware upon the Board’s decision to implement the Reverse Stock Split, and subject to approval by the State of Delaware, become effective shortly thereafter.  The Reverse Stock Split would not affect any current stockholder’s proportionate equity interest in the Company or the rights, preferences, privileges or priorities of any stockholder, other than an adjustment that may occur due to payment for fractional shares.  The proposed Reverse Stock Split will not affect the total stockholders’ equity of the Company or any components of stockholders’ equity as reflected on the financial statements of the Company except (i) to change the numbers of the issued and outstanding shares of Common Stock and (ii) for an adjustment that will occur due to the costs incurred by the Company in connection with this proxy statement and the implementation of the Reverse Stock Split.  In addition, the conversion ratios and exercise prices, to the extent applicable, of the Company’s outstanding stock options and warrants, will be proportionately adjusted upon the consummation of the Reverse Stock Split.  Certain rights, preferences, privileges or priorities of the Series A Stock, no shares of which are currently outstanding, also will be proportionately adjusted upon the consummation of the Reverse Stock Split.

Common Stock

With the exception of the number of shares issued and outstanding, the rights and preferences of outstanding shares of Common Stock prior and subsequent to the Reverse Stock Split would remain the same.  Holders of the Company’s Common Stock would continue to have no preemptive rights.  Following the Reverse Stock Split, each full share of the Company’s Common Stock resulting from the Reverse Stock Split would entitle the holder thereof to one vote per share and would otherwise be identical to the shares of our Common Stock immediately prior to the Reverse Stock Split.

The Reverse Stock Split, if implemented, would not change the number of authorized shares of our Common Stock as designated by our Certificate of Incorporation. Therefore, because the number of issued and outstanding shares of our Common Stock would decrease, the number of shares remaining available for issuance under our authorized pool of Common Stock would increase.  These additional shares of Common Stock would also be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into Common Stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.  The Capitalization  Proposal also included in this proxy statement, does, however,  present to our stockholders for approval and adoption an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 250,000,000.

Preferred Stock

Pursuant to the Certificate of Designation of the Series A Stock, regardless of whether any shares of Series A Stock are then issued or outstanding, certain adjustments are made automatically to the Series A Stock in the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation).  Therefore, as a result of the Reverse Stock Split, certain proportionate adjustments will be made automatically to the rights and preferences of the Series A Stock, including the dividend, voting and distribution rights and liquidation preference.

Options, Benefit Plans, Warrants and Other Securities

If the Reverse Stock Split is implemented, outstanding and unexercised options, warrants and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock would be automatically converted into an economically equivalent option, warrant or other security to purchase shares of the Common Stock by decreasing the number of shares underlying the option, warrant, or other security and increasing the exercise price appropriately.  For example, if the Reverse Stock Split ratio is one-for-ten, an option, warrant or other security to purchase 150 shares of the Company’s Common Stock at an exercise price of $1.00 per share would become an option, warrant or other security to purchase 15 shares of the Company’s Common Stock at an exercise price of $10.00 per share.

Exchange of Shares; No Fractional Shares

Pursuant to the Reverse Stock Split, depending on the Reverse Stock Split ratio selected by the Board, every number of pre-split shares of Common Stock equal to the denominator of such ratio would be converted and reclassified into one share of post-split Common Stock.  No certificates or scrip representing fractional share interests in the Common Stock will be issued; such fractional interests will be rounded up to a whole share and will entitle the holder to such whole share of Common Stock.  All shares held by a stockholder will be aggregated, and one new stock certificate will be issued, unless the stockholder otherwise notifies the transfer agent.  The proposed Reverse Stock Split would become effective immediately on the effective date of the corresponding amendment to the Certificate of Incorporation  (the “Split Effective Date”).  Stockholders will be notified on or after the Split Effective Date that the Reverse Stock Split has been effected.  The Company’s transfer agent, Securities Transfer Corporation, will act as the Company’s exchange agent (the “Exchange Agent”) for stockholders in implementing the exchange of their Common Stock certificates.

As soon as practicable after the Split Effective Date, stockholders will be notified and provided the opportunity (but shall not be obligated) to surrender their certificates to the Exchange Agent in exchange for certificates representing post-split Common Stock.  Stockholders will not receive certificates for shares of post-split Common Stock unless and until the certificates representing their shares of pre-split Common Stock are surrendered and they provide such evidence of ownership of such shares as the Company or the Exchange Agent may require.  Stockholders should not destroy any stock certificate or forward their certificates to the Exchange Agent until they have received notice from the Company that the Reverse Stock Split has become effective.  Beginning on the Split Effective Date, each certificate representing shares of the Company’s pre-split Common Stock will be deemed for all corporate purposes to evidence ownership of the appropriate number of shares of post-split Common Stock.

No service charge shall be payable by stockholders in connection with the exchange of certificates, all costs of which will be borne and paid by the Company.

Risks Associated with the Reverse Stock Split

Even though a Reverse Stock Split, by itself, does not impact a company’s assets or prospects, reverse stock splits can result in a decrease in the aggregate market value of a company’s equity capital.  While it is expected that the reduction in the outstanding shares of Common Stock will increase the market price of the Common Stock, there are no assurances that the Reverse Stock Split will increase the market price of the Common Stock by the multiple (ten to thirty) selected by the Board or result in any permanent increase in the market price (which can be dependent upon many factors, including, but not limited to, the Company’s business and financial performance and prospects).  The Reverse Stock Split may be perceived negatively in the marketplace for various reasons.  The number of shares available for trading are reduced, which, if the reverse stock split does not increase the marketability of the Common Stock, generally has the effect of reducing liquidity.  Round lots (i.e., lots in multiples of 100 shares) may be converted into odd lots due to the split, which may in turn increase transaction costs for stockholders.  The Company cannot guarantee that the market price of the Common Stock immediately after the effective date of the proposed Reverse Stock Split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the Reverse Stock Split is effected, or that the Reverse Stock Split will not have an adverse effect on the stock price due to the reduced number of shares outstanding after the Reverse Stock Split.  Should the market price decline after the Reverse Stock Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Stock Split.  In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels.

There can be no assurance that the Reverse Stock Split would have the desired effects on the Common Stock.  The Board, however, believes that the abovementioned risks are off-set by the prospect that the Reverse Stock Split may, by increasing the per share price, make an investment in the Common Stock more attractive for certain investors.

Certain Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split; however, this does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split.  It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences.  Also, it does not address the tax consequences to stockholders who are subject to special tax rules, such as banks and other financial institutions, insurance companies, real estate investment trusts, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, partnerships, and stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction.  This discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the pre-split shares were, and the post-split shares will be, held as “capital assets,” as defined in the Code (generally, property held for investment).  Tax treatment may vary depending upon particular facts and circumstances.  Accordingly, each stockholder should consult with his or her own tax advisor concerning the effects of the Reverse Stock Split and, in particular, the manner in which the tax basis and holding period of the stockholder’s post-split shares will be determined.

Generally, the Reverse Stock Split will not result in the recognition of gain or loss by a stockholder upon the exchange of pre-split shares for post-split shares pursuant to the Reverse Stock Split.  The aggregate tax basis of the post-split shares received in the Reverse Stock Split will be the same as the aggregate tax basis in the pre-split shares exchanged.  The holding period for the post-split shares will include the period during which the pre-split shares surrendered in the Reverse Stock Split were held.

The Federal income tax consequences of the receipt of an additional share of Common Stock in lieu of a fractional interest is not clear.  If the receipt of a portion of an additional share of Common Stock is taxed as a dividend, however, any tax liability association with such receipt is not expected to be material.

The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that:  (a) any discussion of U.S. federal tax issues in this proxy statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by the Company in furtherance of the Reverse Stock Split on the terms described herein; and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

Appraisal Rights

No appraisal rights are available under the DGCL or under the Certificate of Incorporation or Bylaws to any stockholder who dissents from the Reverse Stock Split Proposal.

Vote Required

The approval and adoption of the Reverse Stock Split Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon.

A MAJORITY OF OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 5

PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation and Bylaws provide that the Company’s directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, are classified into three classes, as nearly equal in number as possible, serving staggered three-year terms.  Currently, the Board consists of four directors, one whose term expires at the Annual Meeting, one whose term expires at the Company’s 2009 annual meeting of stockholders, and two whose terms expire at the Company’s 2010 annual meeting of stockholders.

On October 5, 2008, a majority of the Board approved and deemed advisable an amendment to the Certificate of Incorporation and Bylaws, which, if approved and adopted by the Company’s stockholders, would eliminate the classified structure of the Board and thereby provide for the annual election of directors beginning at the Annual Meeting.  The declassification of the Board would become effective upon the filing of a corresponding amendment to the Certificate of Incorporation with the Secretary of State of Delaware.  Assuming the Declassification Proposal is approved, the Company intends to file such amendment and adopt a corresponding amendment to the Bylaws promptly after the results of the stockholder vote are certified.

Before coming to its decision, the Board considered the advantages and disadvantages of the classified board structure.  A majority of the Board noted that a classified board structure promotes a company’s continuity and stability, encourages a long-term perspective on the part of directors and reduces a company’s vulnerability to coercive takeover tactics.  However, in light of support for the annual elections of directors among certain of the Company’s stockholders and a number of institutional investor groups, as well as a majority of the Board’s recognition that the annual election of directors continues to evolve as a “best practice” in corporate governance, a majority of the Board determined that it is in the best interest of the Company and its stockholders to eliminate the classified structure of the Board.

If the Declassification Proposal is approved, each of the nominees for director set forth in Proposal 6(a) or 6(b), as applicable, will stand for election at this Annual Meeting to hold office until the next annual meeting of stockholders of the Company and until their successors are duly elected and qualify.  If the Declassification Proposal is not approved, the Board will remain classified, each of the nominees for director set forth in Proposal 6(c) or 6(d), as applicable, will stand for election at the Annual Meeting and the other incumbent directors will serve out the remainder of their respective terms.

The complete text of a form of Certificate of Amendment to the Certificate of Incorporation and a form of Amendment to the Bylaws, which reflect the foregoing proposed amendments, are set forth as Annex F and Annex G to this proxy statement, respectively, and stockholders are urged to review them together with the foregoing information, which is qualified in its entirety by reference to the text of such documents.

Vote Required

The approval and adoption of the Declassification Proposal will require the affirmative vote of not less than 66-2/3% of the outstanding shares of our Common Stock entitled to vote thereon.

A MAJORITY OF OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE DECLASSIFICATION PROPOSAL.

PROPOSAL NO. 6

ELECTION OF DIRECTOR NOMINEES

The Company’s Certificate of Incorporation and Bylaws provide that the Company’s directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, are classified into three classes (each a “Class”), as nearly equal in number as possible, serving staggered three-year terms.  Currently there are four directors serving on the Board, which consists of (i) Mark E. Schwarz, a representative of Newcastle, the largest stockholder of the Company, (ii) Steven J. Pully, a former representative of Newcastle, and (iii) James Risher and Jonathan Bren, both independent directors.

The Company’s incumbent directors, as well as their ages and positions with the Company, Class designations and year of the annual meeting of stockholders at which their respective terms will end are as follows:

Name	Class	End of Current Term	Position with the Company
Mark E. Schwarz	I	2010	Chairman of the Board and Interim Chief Executive Officer
Jonathan Bren	I	2010	Director
Steven J. Pully	III	2009	Director
James Risher	II	2008	Director

At the Annual Meeting, stockholders will be asked to consider and vote on the Declassification Proposal.  If the Declassification Proposal is approved, the Board will no longer be classified and each of the Company’s incumbent directors will be elected annually, beginning at the Annual Meeting.  If the Declassification Proposal is not approved, the Board will remain classified, one incumbent director will be nominated for election at the Annual Meeting and our other directors will serve out the remainder of their respective terms as set forth in the table above.

As the number of directors who may be elected to the Board at the Annual Meeting varies depending on whether or not the Acquisition Proposal and the Declassification Proposal are approved by the Company’s stockholders, a majority of the Board has nominated four slates of directors for election at the Annual Meeting.  Each slate of nominees for election to the Board is provided below.

6(a)	If both the Acquisition Proposal and the Declassification Proposal are approved, the Board nominates seven directors for election at the Annual Meeting

If both the Acquisition Proposal and the Declassification Proposal are approved, (i) the Board will no longer be classified into three classes, (ii) all of the nominees for election to the Board, as set forth below, will stand for election at the Annual Meeting to hold office until the 2009 annual meeting of stockholders of the Company and (iii) the Board will approve a resolution fixing the size of the Board at seven.

The following table lists the nominees for election to the Board under Proposal 6(a) to serve as directors until the 2009 annual meeting of stockholders of the Company and until their respective successors are duly elected and qualify:

	Name	Age	Current Position with the Company
1.	Mark E. Schwarz	47	Chairman of the Board and Interim Chief Executive Officer
2.	Jonathan Bren	47	Director
3.	James Risher	65	Director
4.	John Murray*	39	--
5.	Evan Stone*	37	--
6.	Dr. Hans-Joachim Bohlk*	60	--
7.	Derek Fromm*	51	--

*Election conditioned on the consummation of the Acquisition.

Unless otherwise specified, all of the proxies received will be voted “FOR” the election of the abovementioned nominees.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand.  Management has no reason to expect that any of the nominees will not stand for election.

6(b)	If the Acquisition Proposal is not approved and the Declassification Proposal is approved, the Board nominates three directors for election at the Annual Meeting

If the Acquisition Proposal is not approved and the Declassification Proposal is approved, (i) the Board will no longer be classified into three classes, (ii) all of the nominees for election to the Board, as set forth below, will stand for election at the Annual Meeting to hold office until the 2009 annual meeting of stockholders of the Company and (iii) the Board will approve a resolution fixing the size of the Board at three.

The following table lists the nominees for election to the Board under Proposal 6(b), to serve as directors until the 2009 annual meeting of stockholders of the Company and until their respective successors are duly elected and qualify:

	Name	Age	Current Position with the Company
1.	Mark E. Schwarz	47	Chairman of the Board and Interim Chief Executive Officer
2.	Jonathan Bren	47	Director
3.	James Risher	65	Director

Unless otherwise specified, all of the proxies received will be voted “FOR” the election of the abovementioned nominees.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand.  Management has no reason to expect that any of the nominees will not stand for election.

6(c)	If the Acquisition Proposal is approved and the Declassification Proposal is not approved, the Board nominates five directors for election at the Annual Meeting

If the Acquisition Proposal is approved and the Declassification Proposal is not approved, (i) all of the nominees for election to the Board, as set forth below, will stand for election at the Annual Meeting, (ii) the Board will remain classified and (iii) the Board will approve a resolution fixing the size of the Board at eight.  Messrs. Schwarz, Bren and Pully would serve out the remainder of their respective terms.

The following table lists the nominees for election to the Board under Proposal 6(c), each to serve as a director until the expiration of his respective term, in accordance with the Class designation indicated below, and until his respective successor is duly elected and qualifies:

	Name	Age	Class	Current Position with the Company
1.	James Risher	65	II	Director
2.	John Murray*	39	II	--
3.	Evan Stone*	37	III	--
4.	Dr. Hans-Joachim Bohlk*	60	III	--
5.	Derek Fromm*	51	I	--

*Election conditioned on the consummation of the Acquisition.

Unless otherwise specified, all of the proxies received will be voted “FOR” the election of the abovementioned nominees.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand.  Management has no reason to expect that any of the nominees will not stand for election.

6(d)	If neither the Acquisition Proposal nor the Declassification Proposal is approved, the Board nominates one director for election at the Annual Meeting

If neither the Acquisition Proposal nor the Declassification Proposal is approved, (i) only Mr. Risher, the Company’s sole incumbent Class II director, will stand for election at the Annual Meeting, (ii) the Board will remain classified and, (iii) the Board will not effect a change in the size of the Board.  Messrs. Schwarz, Bren and Pully would serve out the remainder of their respective terms.

The following table lists the sole nominee for election to the Board under Proposal 6(d), to serve as a director until the expiration of his term, in accordance with the Class designation indicated below, and until his successor is duly elected and qualifies:

	Name	Age	Class	Current Position with the Company
1.	James Risher	65	II	Director

Unless otherwise specified, all of the proxies received will be voted “FOR” the election of Mr. Risher.  If for any reason Mr. Risher does not stand for election, such proxies may be voted for a substitute nominee in place of Mr. Risher.  Management has no reason to expect that Mr. Risher will not stand for election.

Directors, Nominees for Election to the Board and Executive Officers

The following table sets forth information regarding all of the Company’s incumbent directors, nominees for election to the Board and executive officers.

Name	Age	Class (1)	Next Subject to Election	Position with the Company	Director Since

Mark E. Schwarz (2)	47	I	2010	Chairman of the Board and Interim Chief Executive Officer	2004
Jonathan Bren (2)	47	I	2010	Director	2005
Steven J. Pully	48	III	2009	Director	2004
James Risher (3)	65	II	2008	Director	2004
John Murray (4)	39	II	–	Chief Financial Officer	–
Evan Stone (4)	37	III	–	Secretary	–
Dr. Hans-Joachim Bohlk (5)	60	III	–	–	–
Derek Fromm (6)	51	I	–	–	–

(1)
The designated class of each nominee will only be relevant if the Declassification Proposal is not approved.  In that event, (i) those nominated as Class I directors will, if elected, serve until the 2010 annual meeting of stockholders and until their successors are duly elected and qualify, (ii) those nominated as Class II directors will, if elected, serve until the 2011 annual meeting of stockholders and until their successors are duly elected and qualify and (iii) those nominated as Class III directors will, if elected, serve until the 2009 annual meeting of stockholders and until their successors are duly elected and qualify.

(2)
Nominated for election to the Board in the event that (i) both the Acquisition Proposal and the Declassification Proposal are approved or (ii) the Acquisition Proposal is not approved and the Declassification Proposal is approved.

(3)	Nominated for election to the Board in all instances.

(4)
Nominated for election to the Board by Newcastle in the event that (i) both the Acquisition Proposal and the Declassification Proposal are approved or (ii) the Acquisition Proposal is approved and the Declassification Proposal is not approved.  Election is conditioned on the consummation of the Acquisition.

(5)
Nominated for election to the Board by Esch in the event that (i) both the Acquisition Proposal and the Declassification Proposal are approved or (ii) the Acquisition Proposal is approved and the Declassification Proposal is not approved.  Election is conditioned on the consummation of the Acquisition.

(6)
Nominated for election to the Board by Krassner in the event that (i) both the Acquisition Proposal and the Declassification Proposal are approved or (ii) the Acquisition Proposal is approved and the Declassification Proposal is not approved. Election is conditioned on the consummation of the Acquisition.

The business experience for the past five years (and, in some instances, for prior years) of each of the Company’s incumbent directors, nominees for election to the Board and officers are as follows:

Mark E. Schwarz has served as Chairman of the Board of the Company since June 2004, has functioned as its Interim Chief Executive Officer since October 2007 and was formally appointed its Interim Chief Executive Officer effective in July 2008.  He has served as the general partner, directly or through entities that he controls, of NCM since 1993.  NCM is an investment partnership and the general partner of Newcastle, a significant stockholder of the Company.  Mr. Schwarz has served as Chairman of the Board of Hallmark Financial Services, Inc., a property and casualty insurance company, since October 2001 and was its Chief Executive Officer from January 2003 to August 2006.  He currently serves as Chairman of the Boards of Bell Industries, Inc., a computer systems integrator, and Pizza Inn, Inc., a franchisor and food and supply distributor, and as a director of Nashua Corporation, a specialty paper, label and printing supplies manufacturer, SL Industries, Inc., a power and data quality products manufacturer (“SL Industries”), and MedQuist Inc., a provider of electronic transcription and document management services to the healthcare industry.

Jonathan Bren serves as the Global Managing Partner of Bren Ventures L.L.C., an entity he formed in January of 2005 to make strategic investments in early stage hedge fund managers.  From July 1998 to December 2004, Mr. Bren was a partner of Hunt Financial Ventures, L.P., which made strategic investments in early stage and emerging hedge fund managers and also made direct investments into other hedge fund operations.  He also served as President of HFV Investments Inc., a broker dealer affiliated with Hunt Financial Ventures, L.P.  During the fifteen years prior to joining Hunt Financial Ventures, L.P., Mr. Bren worked for a series of asset management, investment banking and merchant banking organizations.

Steven J. Pully has served as a director of the Company since June 2004 and was also the Company’s Chief Executive Officer and Secretary from June 2004 through October 2007.  Mr. Pully has been the General Counsel of Carlson Capital, L.P., an alternative asset management firm, since July 2008.  From October 2007 through July 2008, he was a consultant in the asset management industry.  From December 2001 to October 2007, Mr. Pully worked for NCM, where he served as President from January 2003 through October 2007.  Mr. Pully is also a director of Peerless Systems Corporation, a provider of imaging and networking technologies and components to the digital document markets, Energy Partners, Ltd., an oil and natural gas exploration and production company, and Ember Resources Inc., a Canadian-based oil and natural gas exploration and production company.  Mr. Pully is licensed as an attorney and CPA and is also a Chartered Financial Analyst.

James A. Risher has served as a director of the Company since October 2004.  Mr. Risher has been the Managing Partner of Lumina Group, LLC, a private company engaged in the business of consulting and investing in small and mid-size companies, since 1998.  Mr. Risher has served as the Chief Executive Officer and president of Del Global Technologies Corporation (“Del Global”), a leader in medical imaging and power electronics, since September 2006.  Mr. Risher was appointed Interim Chief Executive Officer of Del Global in August 2006.  In addition, Mr. Risher has served as a director of Del Global since June 2004.  From February 2001 to May 2002, Mr. Risher served as Chairman and Chief Executive Officer of BlueStar Battery Systems International, Inc., a Canadian public company that is an e-commerce distributor of electrical and electronic products to selected automotive aftermarket segments and targeted industrial markets.  From 1986 to 1998, Mr. Risher served as a director, Chief Executive Officer and President of Exide Electronics Group, Inc. (“Exide”), a global leader in the uninterruptible power supply industry.  He also served as Chairman of Exide from December 1997 to July 1998.  Mr. Risher currently serves as a director of SL Industries.

John Murray has served as the Chief Financial Officer of the Company since June 2004.  Mr. Murray has served as the Chief Financial Officer of NCM since January 2003.  From  November 1995 until December 2002, Mr. Murray was a Certified Public Accountant engaged in his own private practice in Dallas, Texas.  From October 1991 until November 1995, Mr. Murray served as an accountant with Ernst & Young, LLP.  Mr. Murray has been a Certified Public Accountant since January 1992.

Evan Stone is Vice President and General Counsel of NCM, which he joined in May 2006.  Prior to joining NCM, from June 2003 to April 2006 and from October 1997 to December 1999 he served as a mergers and acquisitions attorney at the law firm Skadden, Arps, Slate, Meagher & Flom LLP in New York.  From January 2002 to September 2002, Mr. Stone served as Vice President, Corporate Development at Borland Software Inc., a provider of software application lifecycle products.  From March 2000 to November 2001, Mr. Stone was a member of the investment banking department of Merrill Lynch & Co.

Dr. Hans-Joachim Bohlk is an attorney in private practice in Frankfurt, Germany, where he has been practicing law since 1982.  He is the sole shareholder of NORA Unternehmensberatung GmbH, a consulting company he founded in 1988.

Derek Fromm is the principal of Greenstone Capital, a corporate advisory firm he founded in London in 1997 and in Scottsdale, Arizona in 2002. Mr. Fromm is a director and the CEO and President of Greenstone Capital Services, a consulting and advisory company he co-founded in 1999; a director and the CEO and President of Greenstone Capital Group, Inc., a consulting and advisory company he founded in 2002; and the director, President and CEO of Greenstone Capital, Inc., a consulting and advisory company he founded in 2006.  Mr. Fromm is the controlling shareholder of each of Greenstone Capital Group, Inc., Greenstone Capital Services and Greenstone Capital, Inc. and is the sole proprietor of Greenstone Capital.   Mr. Fromm has served as a registered representative with Penates Group, Inc., a broker-dealer, since May 2006.  From 1987 to 1997, Mr. Fromm was an investment banker at UBS Limited in London, prior to which he practiced law in New York.  Mr. Fromm is a member of the New York State Bar Association.

As of the mailing date of this proxy statement, there is no material proceeding to which any of our directors, executive officers or affiliates or any owner of record or beneficially of five percent of any class of the Company’s voting securities is a party or has a material interest adverse to us, except as otherwise set forth herein.  See “Proposal No. 1 - Approval of the Acquisition - Description of New Century - Legal Proceedings” beginning on page 60.

There are no family relationships among our incumbent directors, nominees for election to the Board and executive officers.

During the past five years, no incumbent director, nominee for election to the Board or executive officer (i) has been a director or executive officer of any business that has filed a bankruptcy petition or had a bankruptcy petition filed against it, (ii) has been convicted of a criminal offense or is the subject of a pending criminal proceeding, (iii) has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or (iv) has been found by a court to have violated a federal or state securities or commodities law.

None of our incumbent directors, nominees for election to the Board or any of their immediate family members or affiliates are indebted to us.

Arrangements Regarding Nomination for Election to the Board

Pursuant to the Acquisition Agreement, the Company is required to nominate the following persons for election to the Board:  Mark E. Schwarz, Jonathan Bren, James Risher, one designee of Esch, one designee of Krassner and two designees of Newcastle.  Esch has indicated to the Company that his designee is Dr. Hans-Joachim Bohlk.  Krassner has indicated to the Company that his designee is Derek Fromm.  Newcastle has indicated to the Company that its designees are John Murray and Evan Stone.  A majority of the Board has approved the nomination of each of the abovementioned persons for election to the Board.

Pursuant to the Acquisition Agreement, the effectiveness of the election of Dr. Hans-Joachim Bohlk, Derek Fromm, John Murray and Evan Stone to the Board is conditioned upon and subject to the approval of the Acquisition Proposal and the consummation of the Acquisition.

Transactions with Related Persons

Transactions with Newcastle and its Affiliates

In June 2004, when Newcastle acquired the Company’s Series A Convertible Preferred Stock, Mark Schwarz, Chief Executive Officer and Chairman of NCM, Steven J. Pully, former President of NCM, and John Murray, Chief Financial Officer of NCM, assumed positions as Chairman of the Board, Chief Executive Officer and Chief Financial Officer, respectively, of the Company.  Mr. Pully resigned as Chief Executive Officer of the Company effective October 15, 2007.  Mr. Schwarz is currently the Interim Chief Executive Officer of the Company.  John Murray is a nominee for election to the Board at the Annual Meeting.  Evan Stone, Vice President and General Counsel of NCM, is also a nominee for election to the Board at the Annual Meeting.

On July 3, 2006, Newcastle converted its Series A Preferred Stock into 19,230,768 shares of Common Stock.  Newcastle currently owns 19,380,768 shares of Common Stock, representing approximately 36% of the outstanding shares.  NCM, as the general partner of Newcastle, may be deemed to beneficially own the shares of Common Stock owned by Newcastle.  NCG, as the general partner of NCM, may be deemed to beneficially own the shares of Common Stock owned by Newcastle.  Mark Schwarz, as the managing member of NCG, may also be deemed to beneficially own the shares of Common Stock owned by Newcastle.  Accordingly, Newcastle, NCM, NCG and Mr. Schwarz may be deemed to control the Company.

The Company’s corporate headquarters are currently located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, which are also the offices of NCM.  Pursuant to an oral agreement, the Company previously occupied a portion of NCM’s office space on a month-to-month basis at no charge, and received accounting and administrative services from employees of NCM at no charge.  Effective October 1, 2006, the parties formalized this arrangement by executing a services agreement.  Pursuant to the services agreement, the Company continues to occupy a portion of NCM’s office space on a month-to-month basis at $2,500 per month and incurs additional fees to NCM for accounting and administrative services provided by employees of NCM.  During the fiscal year ended December 31, 2007, the Company incurred fees (including the payments for the NCM office space) of approximately $30,000 under the services agreement.  During the nine month period ended September 30, 2008, the Company incurred fees (including the payments for the NCM office space) of approximately $70,000 under the services agreement.

On August 25, 2008, concurrently with the execution of the Acquisition Agreement, the Company entered into the Equity Financing Agreement with Newcastle for the purpose of obtaining financing to complete the transactions contemplated by the Acquisition Agreement.  Pursuant to the Equity Financing Agreement, subject to and conditioned upon the Closing of the Acquisition Agreement, the Company will sell to Newcastle $3,000,000 of shares of Common Stock at $0.247 per share, or approximately (but slightly higher than) the per share price applicable to the Common Stock issuable under the Acquisition Agreement.  In addition, under the Equity Financing Agreement, Newcastle committed to purchase, at the Company’s election at any time or times prior to six months following the Closing of the Acquisition Agreement, up to an additional $2,000,000 of Common Stock on the same terms.

The Equity Financing Agreement is subject to certain conditions, including the parties’ entry into a registration rights agreement upon the Closing of the Acquisition Agreement, pursuant to which Newcastle will be granted certain demand and piggyback registration rights with respect to the Common Stock it holds, including the Common Stock issuable under the Equity Financing Agreement.  Such registration rights agreement will be substantially in the form of a form of registration rights agreement attached as Exhibit A to the Equity Financing Agreement.  The Equity Financing Agreement was approved by the Special Committee on August 18, 2008 and recommended to the full Board for approval.  The Board approved the Equity Financing Agreement on the recommendation of the Special Committee on August 20, 2008.

Transaction with Esch and Krassner

While not currently related persons or affiliates of the Company, Dr. Hans-Joachim Bohlk and Derek Fromm are being nominated for election to the Board as designees of Esch and Krassner, respectively, pursuant to the Acquisition Agreement.  Esch, Krassner and their affiliates will receive, in addition to a cash payment, $15,000,000 of Common Stock upon the consummation of the Acquisition.  The purchase price is subject to certain post-closing adjustments, which will be effected against $4,500,000 of Common Stock that will be held in escrow pursuant to the Acquisition Agreement in respect of the “core” business price adjustment, and may be repurchased by the Company for a nominal amount, subject to certain earnouts and offsets.  Additionally, an affiliate of Mr. Krassner, Krassner L.P., will receive $6,000,000 in repayment of an outstanding note held by Krassner L.P.  For additional information on the Acquisition Agreement, see “Proposal No. 1 – Approval of the Acquisition – Acquisition Agreement” beginning on page 83.

Esch, Krassner and their affiliates are also parties to the Registration Rights Agreement entered into in connection with the Acquisition Agreement.  Pursuant to the Registration Rights Agreement, effective upon the Closing, Esch and Krassner, among others, will obtain certain demand and piggyback registration rights with respect to the Common Stock to be issued to them under the Acquisition Agreement.  For additional information on the Registration Rights Agreement, see “Proposal No. 1 – Approval of the Acquisition – Other Transaction Documents – Registration Rights Agreement” beginning on page 101.

Transaction with Derek Fromm

Derek Fromm, one of the director nominees, entered into an agreement (the “Agreement”) with Krassner L.P. pursuant to which he provided consulting and advisory services to Krassner L.P. in connection with the Acquisition and unrelated matters.  Under the terms of the Agreement, upon the Closing of the Acquisition Agreement, Mr. Fromm will receive from Krassner L.P. a total of $100,000 of the Company’s Common Stock, based on an agreed book value per share of Common Stock of $0.247 (subject to an adjustment identical to the purchase price adjustment set forth in the Acquisition Agreement).  The foregoing payment is to be paid by Krassner L.P. either directly or, at the direction of Krassner L.P. by the Company in lieu of issuing shares to Krassner L.P. as part of the consideration to be received by it in connection with the Acquisition.

Mr. Fromm, as a representative of the Penates Group, Inc. (“Penates”), will receive 97.5% of a commission paid pursuant to a separate engagement agreement by and among Wilhelmina International, the Control Sellers and Penates  (the “Engagement Agreement”), which provides for a commission totaling up to $450,000 in cash and shares of Common Stock (based on an agreed book value per share of Common Stock of $0.247, subject to an adjustment identical to the purchase price adjustment set forth in the Acquisition Agreement) with the number of shares and amount in cash payable to be determined by Mr. Fromm and Penates, which is to be paid upon the Closing of the Acquisition Agreement.   Penates will receive the remaining 2.5% of the commission paid pursuant to the Engagement Agreement.  An additional fee will be paid by the Control Sellers to Penates and Mr. Fromm calculated as a percentage of any earned deferred consideration paid for WAM and Wilhelmina Miami, as and when such earnout is paid.   The exact amount of such fee is currently unknown, but is estimated to be (i) 10% of any earnout payments due to the Sellers by the Company under the Acquisition Agreement in excess of  $30,000,000 but less than $40,000,000, plus (ii) 5% of any earnout payments between $40,000,000 and $50,000,000, plus (iii) 2.5% of any earnout payment in excess of $50,000,000 (the “Supplemental Payment”).  The Supplemental Payment is also to be shared and paid equally by each of the Sellers.

Greenstone Capital Services, of which Derek Fromm is the CEO and President, and which is majority-owned and controlled by Mr. Fromm, has received consulting and advisory fees from the Wilhelmina Companies in an amount of $125,000, plus reimbursement of directly-related expenses, in relation to work performed and to be performed during 2008 for such companies prior to the Closing of the Acquisition Agreement.  Receipt of these fees was not contingent upon the Closing.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews all relationships and transactions in which the Company and its directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.  The Board is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction.  As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company’s proxy statements in connection with action to be taken with respect to the election of directors.  In addition, the audit committee of the Board (the “Audit Committee”) reviews and approves or ratifies any related person transaction that is required to be disclosed.  In the course of its review and approval or ratification of a related party transaction to be disclosed, the Audit Committee considers:  (i) the nature of the related person’s interest in the transaction, (ii) the material terms of the transaction, including, without limitation, the amount and type of transaction, (iii) the importance of the transaction to the related person, (iv) the importance of the transaction to the Company, (v) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company and (vi) any other matters the Audit Committee deems appropriate.

Any member of the Board who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the Board or committee that considers the transaction.

Director Independence

Annually, as well as in connection with the election or appointment of a new director to the Board, the Board considers the business and charitable relationships between it and each non-employee director to determine compliance with the NASD listing standards for independent directors.  Based on that review, the Board has determined that Messrs. Bren, Risher and Bohlk are independent under Rule 4200(a)(15) of the NASD listing standards.

Currently, the Board does not have a Nominating Committee.  Messrs. Bren and Risher serve the function of the Nominating Committee.  Mr. Risher is the sole member of the Audit Committee.

The Board considered all of the matters discussed under the Section titled “Transactions with Related Persons” in determining that Messrs. Bren, Risher and Bohlk are in compliance with the NASD listing standards for independent directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company.  Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of the Section 16(a) reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2007, there was compliance with all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders.

Vote Required

A plurality of the votes cast is required for the election of each of the Company’s director nominees.

A MAJORITY OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AS SET FORTH IN THE DIRECTOR PROPOSAL.

PROPOSAL NO. 7

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board (the “Audit Committee”) has appointed Burton McCumber & Cortez, L.L.P. (“Burton McCumber”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.  Although the selection of Burton McCumber does not require ratification, the Board has directed that the appointment of Burton McCumber be submitted to stockholders for ratification due to the significance of their appointment to the Company.  If stockholders do not ratify the appointment of Burton McCumber as the Company’s independent registered public accounting firm, the Audit Committee will consider the appointment of other certified public accountants.  A representative of Burton McCumber will not be present at the Annual Meeting.

Fees

Aggregate fees for professional services rendered to the Company by Burton McCumber for the years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Audit Fees	$95,217	$96,672
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$95,217	$96,672

Audit Fees

The aggregate fees billed by Burton McCumber for professional services required for the audit of the Company’s annual financial statements included in the Company’s annual report on Form 10-K and the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q were $95,217 and $96,672 for fiscal years 2007 and 2006, respectively.

Audit-Related Fees

The Company did not engage or pay Burton McCumber for assurance and related services related to the performance of the audit of the Company’s annual financial statements or the review of the interim financial statements for fiscal years 2007 and 2006.

Tax Fees

The Company did not engage or pay Burton McCumber for professional services relating to tax compliance, tax advice or tax planning in fiscal years 2007 and 2006.

All Other Fees

The Company did not engage or pay Burton McCumber for additional services, other than the services described above, for fiscal years 2007 and 2006.

Pre-Approval Policies and Procedures

All audit and non-audit services to be performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee.  Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the engagements and fees for the Company’s fiscal year ended December 31, 2007 were approved by the Audit Committee.  In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2007, Burton McCumber only used full-time, permanent employees.

The Audit Committee has considered whether the provision by Burton McCumber of the services covered by the fees other than the audit fees is compatible with maintaining Burton McCumber’s independence and believes that it is compatible.

Vote Required

The approval of the Auditor Proposal will require the affirmative vote of a majority of the votes cast thereon and represented at the Annual Meeting.

A MAJORITY OF THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AUDITOR PROPOSAL.

PROPOSAL NO. 8

ADJOURNMENT OF THE ANNUAL MEETING IF NECESSARY

The Adjournment Proposal, if approved, would allow the Annual Meeting to be adjourned to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the proposals for consideration at the Annual Meeting.  Therefore, the Adjournment Proposal will only be presented at the Annual Meeting if any such Proposal is not approved.

In no event will the Company solicit proxies to adjourn the Annual Meeting beyond the date by which it may properly do so under its Certificate of Incorporation, Bylaws and the DGCL.

Consequences if Adjournment Proposal is not Approved

If the Adjournment Proposal is presented to the Annual Meeting and is not approved by stockholders after, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the proposals for consideration at the Annual Meeting, the Board may not be able to adjourn the Annual Meeting to a later date.  In such event, the Acquisition would not be consummated, the Acquisition Agreement would be subject to termination by the Control Sellers or the Company, and in the event such termination occurs, the Company would be required to pay to the Control Sellers their expenses incurred in connection with the Acquisition up to a maximum of $150,000.

Vote Required

The approval of the Adjournment Proposal will require the affirmative vote of a majority of the votes cast thereon and represented at the Annual Meeting.

A MAJORITY OF OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

The business of the Company is managed under the direction of the Board.  The full Board did not hold a formal meeting during 2007 but directors had involvement in various Company activities during that time.  Each of the directors of the Company attended at least 75% of the aggregate total number of meetings held by all committees of the Board on which he served (during the periods that he served) during 2007.  Each director is expected to make reasonable efforts to attend meetings of the Board, meetings of the committees of which such director is a member and the annual meetings of stockholders.  One of the Company’s directors was present at the 2007 annual meeting of stockholders.  The Board currently has an Audit Committee and a Compensation Committee but does not have a Nominating Committee.  It is the intention of the Board to establish a Nominating Committee, consisting solely of independent directors.

Audit Committee

The Audit Committee is currently comprised of James Risher, who is not an employee of the Company or any of its subsidiaries.  The Audit Committee is only comprised of one director although the Charter of the Audit Committee provides that at least three directors shall serve as members of the Audit Committee.  The Audit Committee meets with the independent auditors and management representatives, recommends to the Board appointment of independent auditors, approves the scope of audits and other services to be performed by the independent auditors, considers whether the performance of any professional services by the auditors other than services provided in connection with the audit function could impair the independence of the auditors and reviews the results of audits and the accounting principles applied in financial reporting and financial and operational controls.  The independent auditors have unrestricted access to the Audit Committee and vice versa.  The Board has determined that James Risher satisfies the “audit committee financial expert” criteria established by the SEC.  The Audit Committee held four meetings during the fiscal year ended December 31, 2007.  James Risher is an independent director, as independence is defined in Rule 4200(a)(15) of the NASD listing standards.  The Board has adopted a written Charter of the Audit Committee, which is attached as Annex H hereto.

Compensation Committee

The Compensation Committee is comprised of Jonathan Bren, who is not an employee of the Company or any of its subsidiaries.  Mr. Bren is an independent director, as independence is defined in Rule 4200(a)(15) of the NASD listing standards.  The Compensation Committee has primary authority to determine and make recommendations to the Board on policies and procedures relating to compensation and employee stock and other benefit plans of key executives and approval of individual salary adjustments and stock awards.  Each named executive officer, in turn, participates in an annual performance review with the Board to provide input about their contributions to the Company’s business for the period being assessed.

The Compensation Committee did not meet during fiscal year ended December 31, 2007.  The Compensation Committee does not have a charter.

Nomination of Directors

Currently, the Board does not have a Nominating Committee.  The independent directors of the Board serve such function of a nomination committee and the Board may formalize their designation as such in the future.  While the Company does not currently have a charter governing the nomination of directors and the Company does not have policies with regard to consideration of director candidates recommended by the Company’s stockholders, the Board’s intention has been to adopt a charter outlining the qualifications for director candidates, as well as policies with regard to consideration of director candidates by the stockholders of the Company. Provided that director candidates meet the delineated qualifications and the nominations are submitted timely pursuant to the Company’s Bylaws, the Board does not anticipate that the Nomination Committee will differentiate evaluating nominees for directors based on their source.

The independent directors of the Board identify prospective candidates to serve as directors by reviewing candidates’ credentials and qualifications, and interviewing prospective candidates before submitting their respective names to the Board.  Each of the independent directors of the Board that serve the function of the Nominating Committee meet the criteria for being “independent” set forth under Section 4200(a)(15) of the NASD’s listing standards.

The independent directors of the Board consider recommendations for director nominees from a wide variety of sources, including members of the Company’s Board, business contacts, community leaders, other third-party sources and members of management.  The independent directors of the Board also consider stockholders’ recommendations for director nominees that are properly received by the Company. For additional information, see the section entitled “Stockholder Proposals” beginning on page 150.

The Board believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that its directors should ideally reflect a mix of experience and other qualifications.  There is no firm requirement of minimum qualifications or skills that candidates must possess.  The independent directors of the Board evaluate director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance.

The independent directors of the Board initially evaluate a prospective nominee on the basis of his or her resume and other background information that has been made available to the Board.  An independent director of the Board will contact for further review and interview those candidates who the independent directors of the Board believe are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board.  If, after further discussions with the candidate, and other review and consideration as necessary, the independent directors of the Board believe that they have identified a qualified candidate, they will consider nominating the candidate for election as a director.

In addition to the foregoing, Newcastle and the Control Sellers have, pursuant to the Mutual Support Agreement, agreed that effective upon consummation of the Acquisition, they will each:  (i) use their commercially reasonable efforts to cause their representatives serving on the Board to vote to nominate and recommend the election of individuals designated by Newcastle and the Control Sellers (three designees of Newcastle, one designee of Esch and one designee of Krassner (collectively, the “Designees”)) and, in the event the Board appoints directors without stockholder approval, to use their commercially reasonable efforts to cause their representatives on the Board to appoint the Designees to the Board, (ii) to vote their shares of Common Stock to elect the Designees at any meeting of the Company’s stockholders or pursuant to any action by written consent in lieu of a meeting pursuant to which directors are to be elected to the Board, and (iii) not to propose, and to vote their Common Stock against, any amendment to the Company’s Certificate of Incorporation or Bylaws, or the adoption of any other corporate measure, that frustrates or circumvents the provisions of the Mutual Support Agreement with respect to the election of the Designees.  The parties also agreed, effective upon the consummation of the Acquisition, that for a period of three years thereafter the parties will use their commercially reasonable efforts to cause their representatives on the Board to vote to maintain the size of the Board at no more than nine persons, unless otherwise agreed to by the Designees.

Code of Conduct and Ethics

The Company has adopted a code of conduct and ethics (the “Code of Conduct”) that applies to all directors, officers and employees.  The Code of Conduct is reasonably designed to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by the Company, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the Code of Conduct, and (v) accountability for adherence to the Code of Conduct.  Amendments to the Code of Conduct and any grant of a waiver from a provision of the Code of Conduct requiring disclosure under applicable SEC rules will be disclosed in a Current Report on Form 8-K.  The Code of Conduct is filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.  The Company will provide a copy of the Code of Conduct to any person without charge upon written request to New Century Equity Holdings Corp., 200 Crescent Court, Suite 1400, Dallas, TX 75201, Attn:  Corporate Secretary.

Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to the Board.  Stockholders may communicate with the Board generally or a specific director at any time by writing to:  New Century Equity Holdings Corp., 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn:  Corporate Secretary.  The Corporate Secretary reviews all messages received, and forwards any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board.  Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board.  Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.  The Corporate Secretary has the right, but not the obligation, to forward such other communications to appropriate channels within the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table shows the cash and non-cash compensation awarded to or earned by the Company’s executive officers for the last three fiscal years.  Other than the individuals named below (the “Named Executive Officers”), the Company did not have any other executive officers during fiscal year 2007.  Columns have been omitted from the table when there has been no compensation awarded to, earned by or paid to any of the executive officers required to be reported in that column.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)		Total ($)

Mark E. Schwarz	2007	-	28,000	(1)	28,000
Interim Chief Executive Officer	2006	-	28,000	(1)	28,000

Steven J. Pully	2007	100,000	12,000	(2)	112,000
Former Chief Executive Officer	2006	150,000	7,500	(3)	157,500

John Murray	2007	-	-		-
Chief Financial Officer	2006	-	-		-

(1)	Represents director fees paid to Mr. Schwarz in such capacity. Mr. Schwarz receives no compensation in his capacity as Interim Chief Executive Officer of the Company.

(2)	Consists of $7,000 in director fees paid to Mr. Pully in such capacity and $5,000 in 401(k) Retirement Plan contributions made on behalf of Mr. Pully.

(3)	Represents 401(k) Retirement Plan contributions made on behalf of Mr. Pully.

Narrative Disclosure to Summary Compensation

Employment Agreements and Arrangements

All of the Company’s employees are employed at will and do not have employment, severance or change in control agreements.

Neither Mr. Schwarz nor Mr. Murray receives salary compensation at the current time for his day-to-day services to the Company.  Pursuant to the Settlement, the Company agreed to certain limitations on cash compensation of employees who are employees of Newcastle (other than Mr. Pully, whose employment with NCM ceased in October 2007) until such time as the Company acquires a revenue generating business.  All employees, including Mr. Murray, continue to be eligible for equity grants and other benefits from the Company.

Potential Payments upon Termination or Change in Control

The Company has no plans or other arrangements in respect of remuneration received or that may be received by its executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement or change in control) or other events following a change in control.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows the unexercised stock options held at the end of fiscal year 2007 by the Named Executive Officers.  Columns have been omitted from the table where there are no outstanding equity awards required to be reported in that column.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Mark E. Schwarz	100,000	0	.28	6-21-11

Steven J. Pully	0	0	N/A	N/A

John Murray	50,000	0	.28	6-18-14

Compensation of Directors

A total of 1,300,000 shares of Common Stock are subject to the Company’s 1996 Non-Employee Director Plan (the “Director Plan”).  In November of 2002, the Board revised the Director Plan to reflect the following (effective with the Board meetings held in 2003):  each non-employee director of the Company will be entitled to annual compensation consisting of $28,000 in fees or stock options to purchase 100,000 shares of Common Stock.  As an alternative, each non-employee director may elect a combination of stock and options.  In the fiscal year 2007, Mr. Schwarz, Mr. Risher and Mr. Bren each elected to receive his annual compensation all in cash.  For each quarterly Board meeting not attended by a non-employee director, 25% of such annual compensation (both cash and stock options) will be forfeited.  Mr. Schwarz has served as Chairman of the Board since June 2004, and currently also serves in the non-compensated role as Interim Chief Executive Officer of the Company.

Compensation for services performed during fiscal year 2007 is shown in the table below.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Mark E. Schwarz	28,000	28,000
Steven J. Pully	7,000	7,000
Jonathan Bren	28,000	28,000
James A. Risher	28,000	28,000

AUDIT COMMITTEE REPORT

The Audit Committee currently consists of one director who is independent as defined in the listing standards of the NASD.  A brief description of the responsibilities of the Audit Committee is set forth above under the heading “Corporate Governance – Audit Committee” beginning on page 144.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2007 with management of the Company.  The Audit Committee has discussed with Burton McCumber, the Company’s independent registered public accountant for the year ended December 31, 2007, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended.  The Audit Committee has also received the written disclosures and the letter from Burton McCumber required by Independence Standards Board Standard No. 1 (Independent Standards Board No. 1, Independence Discussions with Audit Committees), and has discussed with Burton McCumber its independence.

Based on the review and the discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2007 for filing with the SEC.

During the year ended December 31, 2007, the Audit Committee approved in advance any and all audit services, including the audit engagement fees and terms, and non-audit services provided to the Company by its independent auditors (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Exchange Act).  The independent auditors and the Company’s management are required to periodically report to the Audit Committee the extent of services provided by the independent auditors and the fees associated with these services.

The Audit Committee has forwarded this report on its activities with respect to its oversight responsibilities during the year ended December 31, 2007.  The report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference to such filing.

        Audit Committee

        James Risher

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”), and intended to be presented at the Company’s 2009 annual meeting of stockholders, must be received by the Company and addressed to 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn:  Corporate Secretary, no later than [•], 2009 to be considered for inclusion in the Company’s proxy materials for that meeting.

Requirements for Stockholder Proposals Outside the Scope of Rule 14a-8

A stockholder may present a proposal for consideration at the 2009 annual meeting of stockholders by providing written notice in a timely manner to the Secretary of the Company setting forth the following information:  a brief description of the proposal to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; the name and address of the stockholder making the proposal; the class and number of shares of the Company which are beneficially owned by the stockholder and a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal or proposals specified in the notice.  To be timely, notice must be received by the Company (a) in the case of an annual meeting, not less than 120 days prior to the date of the Company’s proxy materials for the previous year’s annual meeting, or (b) in the case of a special meeting, not less than the close of business on the seventh day following the day on which notice of such meeting is first given to stockholders.  No business shall be conducted at a meeting except business brought before the annual meeting in accordance with the procedures set forth above.  If the Chairman or other officer presiding at a meeting determines that the stockholder proposal was not properly brought before such meeting, such proposal will not be introduced at such meeting.

Requirements for Stockholder Nominations of Directors

The advance notification procedures that stockholders must follow in order to nominate directors (the “Nomination Procedure”), set forth in Section 8.3 of the Certificate of Incorporation and Section 3.16 of the Bylaws, provides that only persons who are nominated by or at the direction of the Board, or by a stockholder who has given timely prior written notice to the Secretary of the Company prior to the meeting at which directors are to be elected will be eligible for election to the Board.  To be timely, notice must be received by the Company (a) in the case of an annual meeting, not less than 90 days prior to the annual meeting, or (b) in the case of a special meeting, not later than the seventh day following the day on which notice of such meeting is first given to stockholders.

Under the Nomination Procedure, notice to the Company from a stockholder who proposes to nominate a person or persons at a meeting for election as a director must contain certain information, including the name and address of the stockholder who intends to make the nomination and the person to be nominated, a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee and any other person pursuant to which the nomination is to be made, such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the Proxy Rules of the SEC had the nominee been nominated by the Board and the consent of such nominee to serve as a director if so elected.  If the Chairman presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” certain information into this proxy statement, which means that we can disclose important information to our stockholders by referring our stockholders to other documents that we filed separately with the SEC.  Our stockholders should consider the incorporated information as if we reproduced it in this proxy statement, except for any information directly superseded by information contained in this proxy statement.

Stockholders may read and copy any reports, statements or other information filed by us at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of this information by mail from the public reference section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.  Our SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website located at www.sec.gov.

We incorporate by reference into this proxy statement the following documents, including financial statements, which contain important information about us, our business and our financial results:

•
Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on March 28, 2008, as amended by Form 10-K/A filed with the SEC on April 29, 2008, as amended by Form 10-K/A filed with the SEC on June 4, 2008.

•	Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, filed with the SEC on May 15, 2008.

•	Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008, filed with the SEC on August 14, 2008.

•	Current Report on Form 8-K filed with the SEC on August 26, 2008.

We may file additional documents with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this proxy statement and before the Annual Meeting.  The SEC allows us to incorporate by reference into this proxy statement such documents.  Our stockholders should consider any statement contained in this proxy statement (or in a document incorporated into this proxy statement) to be modified or superseded to the extent that a statement in a subsequently filed document modifies or supersedes such statement.

Our stockholders may get copies of any of the incorporated documents (excluding exhibits, unless the exhibits are specifically incorporated) at no charge by requesting copies in writing from us at the following address: New Century Equity Holdings Corp., 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary.  Documents should be requested by [•], 2008 in order to receive them before the Annual Meeting.  Note that a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and amendments thereto, are provided with the materials accompanying this proxy statement.

Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement.  We have not authorized anyone to provide information that is different from that contained in this proxy statement.  This proxy statement is dated [•], 2008.  No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary.  Notwithstanding the foregoing, if there is any material change in any of the information previously disclosed, we will, where relevant and if required by applicable law, update such information through a supplement to this proxy statement.

NEW CENTURY EQUITY HOLDINGS CORP. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	June 30,	December 31,
	2008	2007
	(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$12,508	$12,679
Prepaids and other assets	330	37

Total current assets	12,838	12,716

Revenue interest	803	803

Total assets	$13,641	$13,519

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$25	$-
Accrued liabilities	255	131

Current and total liabilities	280	131

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none outstanding	-	-
Common stock, $0.01 par value, 75,000,000 shares authorized; 53,883,872 shares issued and outstanding	539	539
Additional paid-in capital	75,357	75,357
Accumulated deficit	(62,535)	(62,508)
Total stockholders’ equity	13,361	13,388

Total liabilities and stockholders’ equity	$13,641	$13,519

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

NEW CENTURY EQUITY HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007

Operating revenues	$-	$-	$-	$-

Operating expenses:
General and administrative expenses	95	149	190	328

Operating loss	(95)	(149)	(190)	(328)

Other income (expense):
Interest income	62	156	163	312

Total other income	62	156	163	312

Net income (loss) applicable to common stockholders	$(33)	$7	$(27)	$(16)

Basic and diluted net income (loss) per common share:
Net income (loss)	$(0.00)	$0.00	$(0.00)	$(0.00)

Weighted average common shares outstanding	53,884	53,884	53,884	53,884

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

NEW CENTURY EQUITY HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Six Months Ended
	June 30,
	2008	2007
Cash flows from operating activities:
Net loss	$(27)	$(16)
Adjustments to reconcile net loss to net cash provided by operating activities:
Share based payment expense	-	17
Changes in operating assets and liabilities:
(Increase) decrease in prepaid and other assets	(293)	105
Increase (decrease) in accounts payable	25	(5)
Increase (decrease) in accrued liabilities	124	(65)
Net cash (used in) provided by operating activities	(171)	36

Cash flows from investing activities:
Purchase of property and equipment	-	(2)
Net cash used in investing activities	-	(2)

Cash flows from financing activities	-	-

Net (decrease) increase in cash and cash equivalents	(171)	34
Cash and cash equivalents, beginning of period	12,679	12,319

Cash and cash equivalents, end of period	$12,508	$12,353

The accompanying notes are an integral part of these interim condensed consolidated financial statements.

NEW CENTURY EQUITY HOLDINGS CORP. AND SUBSIDIARIES
NOTES TO THE INTERIM CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(UNAUDITED)

Note 1.  Basis of Presentation

The interim condensed consolidated financial statements included herein have been prepared by New Century Equity Holdings Corp. (“NCEH” or the “Company”) and subsidiaries without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  Although certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to those rules and regulations, all adjustments considered necessary in order to make the financial statements not misleading, have been included.  In the opinion of the Company’s management, the accompanying interim condensed consolidated financial statements reflect all adjustments, of a normal recurring nature, that are necessary for a fair presentation of the Company’s financial position, results of operations and cash flows for such periods.  It is recommended that these interim condensed consolidated financial statements be read in conjunction with the consolidated financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as amended.  Results of operations for the interim periods are not necessarily indicative of results that may be expected for any other interim periods or the full fiscal year.

Note 2.  Historical Overview

New Century Equity Holdings Corp. is a company in transition.  The Company is currently seeking to redeploy its assets to enhance stockholder value and is seeking, analyzing and evaluating potential acquisition and merger candidates. On October 5, 2005, the Company entered into an agreement (the “Ascendant Agreement”) with ACP Investments, L.P. (d/b/a Ascendant Capital Partners) (“Ascendant”) to acquire an interest in the revenues generated by Ascendant.  Ascendant is a Berwyn, Pennsylvania based alternative asset management company whose funds have investments in long/short equity funds and which distributes its registered funds primarily through various financial intermediaries and related channels.  The Company’s interest in Ascendant currently represents the Company’s sole operating business.

The Company, which was formerly known as Billing Concepts Corp. (“BCC”), was incorporated in the state of Delaware in 1996.  BCC was previously a wholly-owned subsidiary of U.S. Long Distance Corp. (“USLD”) and principally provided third-party billing clearinghouse and information management services to the telecommunications industry (the “Transaction Processing and Software Business”).  Upon its spin-off from USLD, BCC became an independent, publicly-held company.  In October 2000, the Company completed the sale of several wholly-owned subsidiaries that comprised the Transaction Processing and Software Business to Platinum Holdings (“Platinum”) for consideration of $49,700,000 (the “Platinum Transaction”).  The Company also received payments totaling $7,500,000 for consulting services provided to Platinum over the twenty-four month period subsequent to the Platinum Transaction.

Beginning in 1998, the Company made multiple investments in Princeton eCom Corporation (“Princeton”) totaling approximately $77,300,000 before selling all of its interest for $10,000,000 in June 2004.  The Company’s strategy, beginning with its investment in Princeton, of making investments in high-growth companies was also facilitated through several other investments.

In early 2004, the Company announced that it would seek stockholder approval to liquidate the Company.  In June of 2004, the board of directors of the Company determined that it would be in the best interest of the Company to accept an investment from Newcastle Partners, L.P. (“Newcastle”), an investment fund with a long track record of investing in public and private companies.  On June 18, 2004, the Company sold 4,807,692 newly issued shares of its Series A 4% Convertible Preferred Stock (the “Series A Preferred Stock”) to Newcastle for $5,000,000 (the “Newcastle Transaction”).  The Series A Preferred Stock was convertible into approximately thirty-five percent of the Company’s common stock (the “Common Stock”), at any time after the expiration of twelve months from the date of its issuance at a conversion price of $0.26 per share of Common Stock, subject to adjustment for dilution.  The holders of the Series A Preferred Stock were entitled to a four percent annual cash dividend (the “Preferred Dividends”).  Following the investment by Newcastle, the management team resigned and new executives and board members were appointed.  On July 3, 2006, Newcastle converted its Series A Preferred Stock into 19,230,768 shares of Common Stock.

During May 2005, the Company sold its equity interest in Sharps Compliance Corp. (“Sharps”) for approximately $334,000.  Following the sale of its interest in Sharps, the Company no longer holds any investments made by former management and which reflected former management’s strategy of investing in high-growth companies.

Derivative Lawsuit

On August 11, 2004, Craig Davis, allegedly a stockholder of the Company, filed a lawsuit in the Chancery Court of New Castle County, Delaware (the “Lawsuit”).  The Lawsuit asserted direct claims, and also derivative claims on the Company’s behalf, against five former and three current directors of the Company.  On April 13, 2006, the Company announced that it reached an agreement with all of the parties to the Lawsuit to settle all claims relating thereto (the “Settlement”).  On June 23, 2006, the Chancery Court approved the Settlement, and on July 25, 2006, the Settlement became final and non-appealable.  As part of the Settlement, the Company set up a fund (the “Settlement Fund”), which was distributed to stockholders of record as of July 28, 2006, with a payment date of August 11, 2006.  The portion of the Settlement Fund distributed to stockholders pursuant to the Settlement was $2,270,017 or approximately $.04 per common share on a fully diluted basis, provided that any Common Stock held by defendants in the Lawsuit who were formerly directors of the Company would not be entitled to any distribution from the Settlement Fund.  The total Settlement proceeds of $3,200,000 were funded by the Company’s insurance carrier and by Parris H. Holmes, Jr., the Company’s former Chief Executive Officer, who contributed $150,000.  Also included in the total Settlement proceeds was $600,000 of reimbursement for legal and professional fees paid to the Company by its insurance carrier and subsequently contributed by the Company to the Settlement Fund.  Therefore, the Company recognized a loss of $600,000 related to the Lawsuit for the year ended December 31, 2006.  As part of the Settlement, the Company and the other defendants in the Lawsuit agreed not to oppose the request for fees and expenses by counsel to the plaintiff of $929,813.  Under the Settlement, the plaintiff, the Company and the other defendants (including Mr. Holmes) also agreed to certain mutual releases.

The Settlement provided that, if the Company had not acquired a business that generated revenues by March 1, 2007, the plaintiff maintained the right to pursue a claim to liquidate the Company. This custodian claim was one of several claims asserted in the Lawsuit.  Even if such a claim is elected to be pursued, there is no assurance that it will be successful.  In addition, the Company believes that it has preserved its right to assert that the Ascendant investment meets the foregoing requirement to acquire a business.

During October 2007, in connection with the resolution of the Lawsuit, the Company and the insurance carrier agreed to settle all claims for reimbursement of legal and professional fees paid by the Company for $240,000.

Note 3.  Stock Based Compensation

During the quarter ended March 31, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” (“SFAS 123R”) using the modified prospective application transition method.  Under this method, previously reported amounts should not be restated to reflect the provisions of SFAS 123R.  SFAS 123R requires measurement of all employee stock-based compensation awards using a fair-value method and recording of such expense in the consolidated financial statements over the requisite service period.  Previously, the Company had applied the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations and elected to utilize the disclosure option of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation”. For the six months ended June 30, 2008 and 2007, the Company recorded $0 and $17,000, respectively,  of stock-based compensation expense under the fair-value provisions of SFAS 123R.  The Company utilizes stock-based awards as a form of compensation for employees, officers and directors.

Note 4.  Revenue Interest

Pursuant to the Ascendant Agreement, the Company is entitled to a 50% interest, subject to certain adjustments, in the revenues of Ascendant, which interest declines if the assets under management of Ascendant reach certain levels.  Revenues generated by Ascendant include revenues from assets under management or any other sources or investments, net of any agreed commissions.  The Company also agreed to provide various marketing services to Ascendant.  On November 5, 2007, John Murray, Chief Financial Officer of the Company, was appointed to the Investment Advisory Committee of Ascendant to replace the Company’s former CEO.  The total potential purchase price under the terms of the Ascendant Agreement was $1,550,000, payable in four equal installments of $387,500.  The first installment was paid at the closing and the second installment was paid on January 5, 2006.  Subject to the provisions of the Ascendant Agreement, including Ascendant’s compliance with the terms thereof, the third installment was payable on April 5, 2006 and the fourth installment was payable on July 5, 2006.  On April 5, 2006, the Company elected not to make the April installment payment and subsequently determined not to make the installment payment due July 5, 2006.  The Company believed that it was not required to make the payments because Ascendant did not satisfy all of the conditions in the Ascendant Agreement.

Subject to the terms of the Ascendant Agreement, if the Company does not make an installment payment and Ascendant is not in breach of the Ascendant Agreement, Ascendant has the right to acquire the Company’s revenue interest at a price which would yield a 10% annualized return to the Company.  The Company has been notified by Ascendant that Ascendant is exercising this right as a result of the Company’s election not to make its third and fourth installment payments.  The Company believes that Ascendant has not satisfied the requisite conditions to repurchase the Company’s revenue interest.

Ascendant had assets under management of approximately $45,200,000 and $37,500,000 as of June 30, 2008 and December 31, 2007, respectively.  Under the Ascendant Agreement, revenues earned by the Company from the Ascendant revenue interest (as determined in accordance with the terms of the Ascendant Agreement) are payable in cash within 30 days after the end of each quarter.  Under the terms of the Ascendant Agreement, Ascendant has 45 days following notice by the Company to cure any material breach by Ascendant of the Ascendant Agreement, including with respect to payment obligations.  Ascendant failed to make the required revenue sharing payments for the calendar quarters including June 30, 2006 through March 31, 2008, in a timely manner and did not cure such failures within the required 45 day period.  In addition Ascendant has not made the payment for the quarter ended June 30, 2008.  Under the terms of the Ascendant Agreement, upon notice of an uncured material breach, Ascendant is required to fully refund all amounts paid by the Company, and the Company’s revenue interest remains outstanding.

The Company has not recorded any revenue or received any revenue sharing payments for the period from July 1, 2006 through June 30, 2008.  According to the Ascendant Agreement, if Ascendant acquires the revenue interest from the Company, Ascendant must pay the Company a return on the capital that it invested.  Pursuant to the Ascendant Agreement, the required return on the Company’s invested capital will not be impacted by any revenue sharing payments made or not made by Ascendant.

In connection with the Ascendant Agreement, the Company also entered into the Principals Agreement with Ascendant and certain limited partners and key employees of Ascendant (the “Principals Agreement”) pursuant to which, among other things, the Company has the option to purchase limited partnership interests of Ascendant under certain circumstances.  Effective March 14, 2006, in accordance with the terms of the Principals Agreement, the Company acquired a 7% limited partnership interest from a limited partner of Ascendant for nominal consideration.  The Principals Agreement contains certain noncompete and nonsolicitation obligations of the partners of Ascendant that apply during their employment and the twelve month period following the termination thereof.

Since the Ascendant revenue interest meets the indefinite life criteria outlined in Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets”, the Company does not amortize this intangible asset, but instead reviews this asset quarterly for impairment.  Each reporting period, the Company assesses whether events or circumstances have occurred which indicate that the carrying amount of the intangible asset exceeds its fair value.  If the carrying amount of the intangible asset exceeds its fair value, an impairment loss will be recognized in an amount equal to that excess.  After an impairment loss is recognized, the adjusted carrying amount of the intangible asset shall be its new accounting basis.  Subsequent reversal of a previously recognized impairment loss is prohibited.

The Company assesses whether the entity in which the acquired revenue interest exists meets the indefinite life criteria based on a number of factors including: the historical and potential future operating  performance; the historical and potential future rates of attrition among existing clients; the stability and longevity of existing client relationships; the recent, as well as long-term, investment performance; the characteristics of the entities’ products and investment styles; the stability and depth of the management  team and the history and perceived franchise or brand value.

Note 5.  Commitments and Contingencies

In October 2000, the Company completed the Platinum Transaction.  Under the terms of the Platinum Transaction, all leases and corresponding obligations associated with the Transaction Processing and Software Business were assumed by Platinum.  Prior to the Platinum Transaction, the Company guaranteed two operating leases for office space of the divested companies.  The first lease is related to office space located in San Antonio, Texas, and expired in 2006.  The second lease is related to office space located in Austin, Texas, and expires in 2010.  Under the original terms of the second lease, the remaining minimum undiscounted rent payments total approximately $2,127,000 at June 30, 2008.  In conjunction with the Platinum Transaction, Platinum agreed to indemnify the Company should the underlying operating companies not perform under the terms of the office leases.  The Company can provide no assurance as to Platinum’s ability, or willingness, to perform its obligations under the indemnification.  The Company does not believe it is probable that it will be required to perform under the remaining lease guarantee and, therefore, no liability has been accrued in the Company’s financial statements.

On December 12, 2005, the Company received a letter from the SEC, based on a review of the Company’s Form 10-K filed for the year ended December 31, 2004, requesting that the Company provide a written explanation as to whether the Company is an “investment company” (as such term is defined in the Investment Company Act of 1940).  The Company provided a written response to the SEC, dated January 12, 2006, stating the reasons why it believes it is not an “investment company”.  The Company has provided certain confirmatory information requested by the SEC.  In the event the SEC or a court took the position that the Company is an investment company, the Company’s failure to register as an investment company would not only raise the possibility of an enforcement or other legal action by the SEC and potential fines and penalties, but also could threaten the validity of corporate actions and contracts entered into by the Company during the period it was deemed to be an unregistered investment company, among other remedies.

In a letter to the Company dated October 16, 2007, a lawyer representing Steven J. Pully (the former CEO) alleged that the Company filed false and misleading disclosure with the Securities and Exchange Commission with respect to the elimination of Mr. Pully’s compensation (see the Company’s Forms 8-K filed on September 5, 2007 and October 17, 2007).  No specifics were provided as to such allegations.  The Company believes such allegations are unfounded and, if a claim is made, the Company intends to vigorously defend itself.

Note 6.  Related Party Transactions

In June 2004, in connection with the Newcastle Transaction, Mark Schwarz, Chief Executive Officer and Chairman of Newcastle Capital Management, L.P. (“NCM”), Steven J. Pully, former President of NCM, and John Murray, Chief Financial Officer of NCM, assumed positions as Chairman of the Board, Chief Executive Officer and Chief Financial Officer, respectively, of the Company.  Mr. Pully received an annual salary of $150,000 as Chief Executive Officer of the Company.  Mr. Pully resigned as Chief Executive Officer of the Company effective October 15, 2007.  Mr. Schwarz is performing the functions of Chief Executive Officer.  NCM is the general partner of Newcastle, which owns 19,380,768 shares of Common Stock of the Company.

The Company’s corporate headquarters are currently located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, which are also the offices of NCM.  The Company occupies a portion of NCM space on a month-to-month basis at $2,500 per month, pursuant to a services agreement entered into between the parties.  The Company also receives accounting and administrative services from employees of NCM pursuant to such agreement.  NCM is the general partner of Newcastle.  The Company incurred expenses pursuant to the services agreement totaling $39,000 and $15,000 for the six months ended June 30, 2008 and 2007, respectively.  The Company owed NCM $24,000 and $0 as of June 30, 2008 and 2007, respectively.

Note 7.  Share Capital

On July 10, 2006, the Company entered into a stockholders rights plan (the “Rights Plan”) that replaced the Company’s stockholders rights plan dated July 10, 1996 (the “Old Rights Plan”) that expired according to its terms on July 10, 2006. The Rights Plan provides for a dividend distribution of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock. The terms of the Rights and the Rights Plan are set forth in a Rights Agreement, dated as of July 10, 2006, by and between New Century Equity Holdings Corp. and The Bank of New York Trust Company, N.A., as Rights Agent.

The Company’s Board of Directors adopted the Rights Plan to protect stockholder value by protecting the Company’s ability to realize the benefits of its net operating loss carryforwards (“NOLs”) and capital loss carryforwards.  In general terms, the Rights Plan imposes a significant penalty upon any person or group that acquires 5% or more of the outstanding Common Stock without the prior approval of the Company’s Board of Directors. Stockholders that own 5% or more of the outstanding Common Stock as of the close of business on the Record Date may acquire up to an additional 1% of the outstanding Common Stock without penalty so long as they maintain their ownership above the 5% level (such increase subject to downward adjustment by the Company’s Board of Directors if it determines that such increase will endanger the availability of the Company’s NOLs and/or its capital loss carryforwards). In addition, the Company’s Board of Directors has exempted Newcastle, the Company’s largest stockholder, and may exempt any person or group that owns 5% or more if the Board of Directors determines that the person’s or group’s ownership will not endanger the availability of the Company’s NOLs and/or its capital loss carryforwards. A person or group that acquires a percentage of Common Stock in excess of the applicable threshold is called an “Acquiring Person”. Any Rights held by an Acquiring Person are void and may not be exercised. The Company’s Board of Directors authorized the issuance of one Right per each share of Common Stock outstanding on the Record Date. If the Rights become exercisable, each Right would allow its holder to purchase from the Company one one-hundredth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $0.01 (the “Preferred Stock”), for a purchase price of $10.00. Each fractional share of Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of Common Stock. Prior to exercise, however, a Right does not give its holder any dividend, voting or liquidation rights.

The Company has never declared or paid any cash dividends on its Common Stock, other than  $2,270,017 distributed to the stockholders pursuant to the Settlement in August 2006 (See Note 2).  On June 30, 2006, Newcastle elected to receive Preferred Dividends in cash for the period from June 19, 2005 through June 30, 2006.  On July 3, 2006, Newcastle elected to convert all of its Series A Preferred Stock into 19,230,768 shares of Common Stock.

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Wilhelmina International Group

We have audited the accompanying combined balance sheets of Wilhelmina International Group (the “Company”) as of December 31, 2007 and 2006, and the related combined statements of operations, deficit, and cash flows for the years then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Company as of December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

As discussed in Note 14 to the combined financial statements, the December 31, 2006 combined financial statements have been restated to reflect the correction of errors in connection with certain assets, liabilities, deficit, income, expense, and cash flows and certain disclosures. The effects of these adjustments are to increase the accumulated deficit by approximately $3,615,000 at January 1, 2006 and to decrease net income by approximately $515,000 for the year ended December 31, 2006.

/s/ WEISER LLP
Lake Success, N.Y.
August 14, 2008

Wilhelmina International Group Combined Balance Sheets December 31, 2007 and 2006
	2007	2006 (Restated)
Assets
Current assets
Cash and cash equivalents	$1,810,616	$875,487
Accounts receivable, less allowance for doubtful accounts of $35,000 in 2007 and 2006	8,171,616	6,540,531
Due from models	1,682,016	1,952,099
Prepaid income taxes	42,049	98,019
Receivable from affiliate	430,427	302,518
Due from officers	189,238	93,656
Prepaid expenses and other current assets	449,774	614,487
Deferred tax assets	265,000	-

Total current assets	13,040,736	10,476,797

Property and equipment, net of accumulated depreciation	350,893	298,311

Intangible assets	161,530	161,530

Other assets
Security deposits	79,552	50,620
Restricted cash	285,000	285,000
Investment in affiliate	150,363	132,713
Other	9,558	9,558

Total other assets	524,473	477,891

Total assets	$14,077,632	$11,414,529

Liabilities and Deficit
Current liabilities
Line of credit	$1,500,000	$1,500,000
Due to models	8,680,971	5,597,990
Accounts payable and accrued expenses	1,175,038	796,622
Taxes payable - other than income taxes	1,301,213	1,337,173
Current portion of note payable	257,720	241,183
Current portion of capital lease obligation	24,647	-
Due to factor	-	262,835

Total current liabilities	12,939,589	9,735,803

Long-term liabilities
Note payable to stockholder	6,000,000	6,000,000
Note payable, net of current portion	298,221	554,487
Capital lease obligation, net of current portion	42,798	-
Deferred tax liability	30,000	-
Deferred rent	66,187	53,704

Total long-term liabilities	6,437,206	6,608,191
Total liabilities	19,376,795	16,343,994

Commitments and contingencies

Deficit

Common stock, no par value; 2,200 shares authorized, 2,103 shares issued and outstanding	34,828	34,828
Additional paid-in capital	1,499,064	1,499,064
Members’ deficit	(1,475,099)	(906,974)
Accumulated deficit	(5,357,956)	(5,556,383)

Total deficit	(5,299,163)	(4,929,465)

Total liabilities and deficit	$14,077,632	$11,414,529

The accompanying notes are an integral part of these combined financial statements.

Wilhelmina International Group Combined Statements of Operations December 31, 2007 and 2006

	2007	2006 (Restated)
Revenues
Commissions and residuals	$4,914,400	$4,701,749
Service charges	5,326,951	4,554,747
Consulting income	226,226	247,898
Management fees, license fees and other income	1,022,892	1,235,164

Total revenues	11,490,469	10,739,558

Operating expenses
Salaries and service costs	6,743,333	5,766,276
Office and general expenses	2,999,242	2,628,897
Stockholder’s compensation and consulting fees	975,000	975,000

Total operating expenses	10,717,575	9,370,173

Operating income	772,894	1,369,385

Other income (expense):
Interest income	12,591	139,448
Interest expense	(992,011)	(999,105)
Equity in income (loss) of affiliate	17,650	(21,684)

Total other expense	(961,770)	(881,341)

Income (loss) before provision for (benefit from) income taxes	(188,876)	488,044

Provision for (benefit from) income taxes
Current	212,222	21,983
Deferred	(235,000)	-

	(22,778)	21,983

Net income (loss)	$(166,098)	$466,061

The accompanying notes are an integral part of these combined financial statements.

Wilhelmina International Group Combined Statements of Deficit December 31, 2007 and 2006
	Common Stock
	Number of Shares	Value	Additional Paid-In Capital	Members’ Deficit	Accumulated Deficit	Deficit

Balance - December 31, 2005	128	$33,828	$1,000,000	$(280,765)	$(2,293,801)	$(1,540,738)
To adjust equity in income of affiliate					58,453	58,453
To record impairment of intangible assets					(2,297,967)	(2,297,967)
To record opening equity in Wilhelmina Miami, Inc.	1,975	1,000	499,064		(1,235,590)	(735,526)
To record potential liability in connection with abandoned property law					(139,823)	(139,823)

Balance - December 31, 2005 (Restated)	2,103	34,828	1,499,064	(280,765)	(5,908,728)	(4,655,601)

Net income for the year - as previously reported		-	-	113,716	867,136	980,852
To record deferred rent					(53,704)	(53,704)
To record net loss of Wilhelmina Miami, Inc.					(593,972)	(593,972)
To record interest income					132,885	132,885

Distributions				(739,925)	-	(739,925)

Balance - December 31, 2006 (Restated)	2,103	34,828	1,499,064	(906,974)	(5,556,383)	(4,929,465)

Net (loss) income for the year		-	-	(364,525)	198,427	(166,098)

Distributions		-	-	(203,600)	-	(203,600)

Balance - December 31, 2007	2,103	$34,828	$1,499,064	$(1,475,099)	$(5,357,956)	$(5,299,163)

The accompanying notes are an integral part of these combined financial statements.

Wilhelmina International Group Combined Statements of Cash Flows December 31, 2007 and 2006
	2007	2006 (Restated)

Cash flows from operating activities
Net income (loss)	$(166,098)	$466,061
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	70,954	78,024
Deferred income taxes	(235,000)	-
Deferred rent	12,483	53,704
Equity in (income) loss from affiliate	(17,650)	21,684
Increase (decrease) in cash resulting from changes in operating assets and liabilities
Accounts receivable	(1,631,085)	310,215
Due from models	270,083	(370,027)
Prepaid income taxes	55,970	(15,360)
Receivable from affiliate	(127,909)	(121,707)
Prepaid expenses and other current assets	164,713	267,933
Security deposits	(28,932)	7,439
Due to models	3,082,981	12,295
Accounts payable and accrued expenses	378,416	(663,087)
Taxes payable - other than income taxes	(35,960)	318,319

Net cash provided by operating activities	1,792,966	365,493

Cash flows from investing activities
Acquisition of property and equipment	(44,803)	(20,171)
Due from officer	(95,582)	64,733

Net cash (used in) provided by investing activities	(140,385)	44,562

Cash flows from financing activities
Proceeds from factor	1,563,500	2,230,700
Repayments to factor	(1,826,335)	(1,967,865)
Repayment of note	(239,729)	(219,806)
Repayment of capital lease obligations	(11,288)	(22,918)
Distributions	(203,600)	(739,925)
Proceeds from Note	-	15,476

Net cash used in financing activities	(717,452)	(704,338)

Net increase (decrease) in cash and cash equivalents	935,129	(294,283)

Cash and cash equivalents
Beginning of year	875,487	1,169,770

End of year	$1,810,616	$875,487

Supplemental disclosure of cash flow information
Cash paid during the years for:
Interest	$935,201	$933,460

Income taxes	$72,376	$74,155

Supplemental disclosure of non-cash investing and financing activities
Equipment purchased under capital leases	$78,733	$-

The accompanying notes are an integral part of these combined financial statements.

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

1  Nature of Operations

Wilhelmina International Group (the “Company”) is a fashion modeling agency, placing models with clients located principally throughout the United States. Since its foundation in 1967 by the famous model Wilhelmina Cooper, the Company has grown largely organically to its current size, and has developed into a broadly diversified full service agency with offices in New York, Los Angeles and Miami. In addition to its traditional fashion model management activities, the Company has also expanded into music and sports talent endorsement, television show production and licensing opportunities for the Wilhelmina brand name.

Wilhelmina International Group also collects fees from licensees across the United States, who serve as the Company’s local representatives.

2  Summary of Significant Accounting Policies

Basis of Combination
The accompanying financial statements include the consolidated accounts of Wilhelmina International Ltd. and its wholly-owned subsidiaries, Wilhelmina West Inc., Wilhelmina Models, Inc., and LW1 Inc. (“LW1”), Wilhelmina Miami, Inc. (“Miami”), Wilhelmina Artist Management, LLC, Wilhelmina Licensing, LLC and Wilhelmina Film & TV, LLC which are wholly or majority owned by the stockholders and officers of the consolidated companies, are combined with the consolidated group of companies. The collective group is referred to as the Company. All significant intercompany transactions and accounts have been eliminated in combination.

The Company is affiliated with other companies in a similar line of business, all of which are controlled by common ownership. Management believes that combining the companies into the collective group provides more complete reporting.

Revenue Recognition
The Company acts as an agent and records revenue equal to the net amount retained, when the fee or commission is earned. The Company recognizes services provided as revenue upon the rendering of modeling services to its clients. Commission income represents a percentage charged to the models upon the completion of their services to the clients. The Company also recognizes management fees as revenues for providing services to other modeling agencies as well as consulting income in connection with services provided to a television production network according to the terms of the contract.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents
The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

2  Summary of Significant Accounting Policies (continued)

Accounts Receivable
Accounts receivable consist of trade receivables recorded at original invoice amounts, net of the allowance for doubtful accounts, and are subject to credit risk. Trade credit is generally extended on a short-term basis; thus, trade receivables do not bear interest. Trade receivables are periodically evaluated for collectibility based on past credit histories with customers and their current financial conditions. Changes in the estimated collectibility of trade receivables are recorded in the results of operations for the periods in which the estimates are revised.

Concentrations of Credit Risk
The Company maintains its cash balances in four different financial institutions in New York, Los Angeles and Miami. Balances are insured up to FDIC limits of $100,000 per institution. At December 31, 2007, the Company had cash balances in financial institutions of approximately $1,272,000 in excess of such insurance.

Property and Equipment
Property and equipment are stated at cost. Depreciation and amortization, based upon the estimated useful lives of the assets or terms of the leases, are computed by use of the straight-line method. Leasehold improvements are amortized based upon the shorter of the terms of the leases or asset lives. When property and equipment are retired or sold, the cost and accumulated depreciation and amortization are eliminated from the related accounts and gains or losses, if any, are reflected in the combined statement of operations.

Intangible Assets
Intangible assets consist primarily of goodwill and buyer relationships resulting from a business acquisition. According to Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets,” goodwill and intangible assets with indefinite lives are no longer subject to amortization, but rather to an annual assessment of impairment by applying a fair-value based test. The Company adopted SFAS No. 142 as of January 1, 2002 and ceased amortizing goodwill and intangible assets. The Company completed its annual impairment test as of December 31, 2007 and 2006 and was not required to recognize an impairment charge for such years (see Notes 4 and 14).

Investment in Unconsolidated Affiliate
The Company accounts for its investment in its 50% owned affiliate using the equity method of accounting. Accordingly, the Company recognizes its pro-rata share of the affiliate’s income or loss in earnings. Distributions from the affiliate are reflected as a reduction of the investment. The equity method of accounting is suspended when the share of the net losses is equal to the carrying amount of the investment and no additional losses are charged to operations.

Advertising
The Company expenses all advertising costs as incurred. Advertising expense included in operating expenses approximates $307,000 and $12,000 for the years ended December 31, 2007 and 2006, respectively.

Income Taxes
The Company follows SFAS No. 109, “Accounting for Income Taxes,” which requires the asset and liability method of accounting for income taxes. Under that method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are computed using enacted tax rates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided when it is more likely than not that future benefits associated with a deferred tax asset will not be realized.

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

2  Summary of Significant Accounting Policies (continued)

Reclassification
Certain amounts in the prior period presented have been reclassified to conform to the current period financial statement presentation. These reclassifications have no effect on previously reported net income.

3 Property and Equipment
Property and equipment consist of the following:
	December 31,		Estimated Useful Lives
	2007	2006

Furniture and fixtures	$801,393	$785,358	5-7 years
Equipment	717,877	635,794	5-7 years
Computer software	12,635	12,635	5 years
Leasehold improvements	678,323	652,905	Remaining life of lease

	2,210,228	2,086,692
Less accumulated depreciation and amortization	(1,859,335)	(1,788,381)

Net book value	$350,893	$298,311

Property and equipment includes equipment under capital lease obligations with a cost of $75,614 and $112,194 and related accumulated depreciation of $5,401 and $55,820 at December 31, 2007 and 2006, respectively.

4 Intangible Assets
As of December 31, 2007 and 2006, intangible assets consist of the following assets recognized upon the acquisition of the issued and outstanding stock of LW1 from a related party in 1999 (see Note 14):

Goodwill	$145,530
Customer relationships	16,000

$161,530

5 Restricted Cash
At December 31, 2007, the Company has $285,000 of restricted cash that serves as collateral for an irrevocable standby letter of credit. The letter of credit is additional security under the New York lease extension that expires in December 2010. In May 2008, the corresponding security deposit requirement was reduced to $175,000 under the terms of the lease.

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

6 Investment in Unconsolidated Affiliate
The Company owns a fifty percent interest in an unconsolidated affiliate. Included in receivable from affiliate are management fees receivable. The net receivable from the affiliate was approximately $430,000 and $303,000 at December 31, 2007 and 2006, respectively.

7 Line of Credit and Note Payable
In December 2005, the Company negotiated a financing agreement with a bank and used the proceeds to pay off the loan from its previous financial institution. The agreement consists of a $1,500,000 revolving line of credit and $1,000,000 term note.

Interest on the revolving credit note is payable monthly at an annual rate of prime plus one-half percent equal to 7.75% at December 31, 2007. The weighted average interest rate for the years ended December 31, 2007 and 2006 was 8.65% and 8.46%, respectively. Availability under the revolving line of credit is subject to a borrowing base computation.

In January 2008, the Company renewed the revolving line of credit with an increase in borrowing capacity to $2,000,000, with availability subject to a borrowing base computation. The renewed revolving line of credit matures on August 31, 2008.

The term note is payable in monthly installments of $23,784 including principal and interest calculated at a fixed rate of 6.65% per annum and matures in December 2009.

The line of credit and note payable are collateralized by all of the assets of the Company, cross collateralized by the combined and consolidated companies herein and are guaranteed by a stockholder of the Company.

Annual maturities of the term note are as follows:

Periods Ending
June 30,	Amount

2008	$257,720
2009	298,221

$555,941

8 Due to Factor
The Company was a party to an agreement with a factor. The factor advanced a subsidiary an aggregate of $1,564,000 and $2,231,000 during the years ended December 31, 2007 and 2006, all of which was repaid by December 31, 2007. For the years ended December 31, 2007 and 2006, the Company paid $23,000 and $40,000 in fees to the factor and $56,300 and $21,000 in interest expense, respectively. Included in accounts receivable at December 31, 2007 is $212,000 of funds on deposit with the factor. The agreement with the factor was terminated in March 2008.

9 Taxes Payable - Other Than Income Taxes
Taxes payable – other than income taxes - consists principally of payroll and withholding taxes, including U.S. income taxes withheld on fees paid to foreign models aggregating approximately $969,000 and $991,000 at December 31, 2007 and 2006, respectively.

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

10 Commitments

Capital Lease Obligations
In July 2007, the Company entered into a 36 month capital lease for equipment. The lease obligation is payable monthly in the amount of $2,604 including interest at a rate of 11.7% per annum. In 2006, the Company paid off substantially all of its then outstanding capital leases. Interest expense on these capital leases totaled approximately $4,334 and $1,635 for the years ended December 31, 2007 and 2006, respectively.

Years Ending
December 31,	Amount
2008	$31,245
2009	31,245
2010	15,622

Total minimum lease payments	78,112
Less: amount representing interest	(10,667)

Present value of net minimum lease payments	67,445
Less: current portion	(24,647)

Capitalized lease obligations, net of current portion	$42,798

Operating Leases
The Company is obligated under lease agreements for the rental of office space and various other lease agreements for the leasing of office equipment. These operating leases expire at various dates between 2008 and 2011. In addition to the minimum base rent, the office space lease agreements provide that the Company shall pay its pro-rata share of real estate taxes and operating costs as defined in the lease agreement.

Future minimum payments under the lease agreements are summarized as follows:

Years Ending
December 31,	Amount

2008	$604,000
2009	418,000
2010	387,000
2011	4,000

$1,413,000

Rent expense totaled approximately $599,000 and $578,000 for the years ended December 31, 2007 and 2006, respectively.

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

10 Commitments (continued)

Management and Service Agreements
Wilhelmina has entered into agreements with both affiliated and non-affiliated entities to provide management and administrative services, as well as sharing of space where applicable. Compensation under these agreements may be either a fixed amount or contingent upon the other parties’ commission income. Management fee income under these agreements approximated $160,000 and $328,000 for the years ended December 31, 2007 and 2006, respectively (See Note 11).

Production Series
In 2007, the Company entered into an agreement with a television network for development of a television series. The Company will provide talent, use of the Company trademark and logo and is obligated to utilize the services of the winner in exchange for a fee per episode plus 15% of Modified Gross Adjusted Receipts, as defined. The statement of operations includes $120,000 from this production series.

11 Related Party Transactions

Note Payable to Stockholder
The Company is obligated on a note payable to stockholder for $6 million which matures on June 3, 2009. The note bears a stated rate of interest of 12.5% per annum. Interest is paid monthly and aggregates $750,000 in each year ended December 31, 2007 and 2006.

Consulting Fees Paid
The Company paid consulting fees of $125,000 for the years ended December 31, 2007 and 2006 to a 50% stockholder of the Company.

Management Fees Income
The Company provided management services to an unconsolidated affiliate in the amount of $110,000 for the years ended December 31, 2007 and 2006 (See Notes 6 and 10).

Due from Officer
Advances to officers are non-interest bearing and are due on demand.

12 Income Taxes
Deferred income tax expense consists of the following:

	2007	2006
Deferred tax benefit
State and local	$(180,000)	$-
Federal	(55,000)	-

	$(235,000)	$-

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

12 Income Taxes (continued)

The components of deferred tax assets and liability consist of the following:

	2007	2006
Deferred tax assets - current
Net operating loss carryforwards	$162,000	$353,000
Property and equipment	80,000	88,000
Accrued bonus	23,000	-
Valuation allowance	-	(441,000)
Deferred tax assets - current	265,000	-

	2007	2006
Deferred tax assets - long term, net
Deferred rent expense	$30,000	$-

Management determined that is was more likely than not that future taxable income would be sufficient to enable the Company to realize all of its deferred tax assets. Accordingly, no valuation allowance has been recorded at December 31, 2007.

At December 31, 2007, the Company had state and local net operating loss carryforwards for tax purposes of approximately $1,400,000 in each jurisdiction, expiring at various dates through 2022.

At December 31, 2006, the Company had net operating loss carryforwards for tax purposes of approximately $470,000 which will expire at various dates through 2022. Management had provided a valuation allowance against the deferred tax assets at December 31, 2006 since it was more likely than not that these assets will not be realized.

The combined financial statements include three related limited liability companies which, for tax purposes, are treated as partnerships and one S Corp, and as such, their income or loss and credits are passed to their members and stockholders and combined with their other personal income and deductions to determine taxable income on their individual tax returns. Accordingly, no federal or state income taxes have been provided for, however, the Company has included a provision for local income taxes in certain of these entities. The net loss related to these limited liability companies and S Corp, is a loss of approximately $875,000 and $480,000 for the years ended December 31, 2007 and 2006, respectively, and have been included in the combined statements of operations.

A reconciliation of the provision for income taxes attributable to income from operations computed at the Federal statutory rate to the reported provision for income taxes is as follows:

	June 30,
	2007	2006
Tax (credit) provision at Federal statutory rate	(34.00%)	34.00%
Passed through entities with pre-tax losses not included in Federal tax return	156.11%	30.83%
State and city net operating loss carryforward	50.22%	22.31%
State and city tax provision	(85.83%)	0.00%
Utilization of net operating loss carryforward	(96.66%)	(87.14%)
Other temporary differences	10.97%	6.88%
Non-deductible expenses and other	(12.87%)	(2.38%)

	(12.06%)	4.50%

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

13 Contingencies
(a)
The Company obtained a summary judgment approximating $941,000, exclusive of interest, against a represented talent for breach of contract and unjust enrichment in as much as the talent allegedly personally collected the entire fee from the client, including that portion earned by the Company. As of December 31, 2005, $492,000 was received and $449,000 was included in both accounts receivable and other current assets. The entire balance plus interest was collected in 2006.

(b)
In February 2006, the Company filed a claim against a former international client for breach of contract and quantum meruit. The attempts to mediate have been unsuccessful. The case is proceeding to summary judgment.

(c )
In the normal course of business, the Company is subject to various legal proceedings, the resolution of which in management’s opinion, will not have a material adverse effect on the financial position or the results of operations of the Company.

14  Restatement of Previously Issued Financial Statements
The accompanying combined financial statements for the year ended December 31, 2006 have been restated to reflect the correction of the following errors:

1.	An adjustment to correct the balance of the investment in affiliate account as of January 1, 2006 aggregating $58,453;

2.	Recognition of an impairment loss on intangible assets as of January 1, 2006 aggregating $2,297,967;

3.
Recording Miami’s opening deficit as of January 1, 2006 aggregating $1,235,590 in connection with a change in the reporting entity. The Company has recognized a net loss of $593,972 related to Miami’s results of operations for the year ended December 31, 2006.

4.
Recognition of potential liability related to New York State Abandoned Property Law (ABP Law) and amounts due to models, as of January 1, 2006 aggregating up to approximately $140,000. In July 2008, the Company entered into the New York State Voluntary Compliance Program (VCP) in connection with ABP Law. Under the VCP, unclaimed amounts are reportable to New York State or other applicable states and the underlying amounts are required to be transferred to the State Comptroller of New York or other applicable states who serve as custodian of the funds until their rightful owners claim them. The Company has estimated that its potential aggregate liability could amount to an aggregate $95,000. In addition, the Company has recorded amounts due to models which they have located aggregating approximately $45,000.

5.	Recognition of additional rent expense of $53,704 during the year ended December 31, 2006 to properly reflect rent on a straight-line basis;

6.	Reflect interest income of $132,885 during the year ended December 31, 2006 attributable to intercompany loans to Miami to correct elimination of intercompany balances;

Retained earnings at December 31, 2005 or a prior year has been adjusted to correct errors #1 through #4, described above aggregating $3,615,000. The errors had no effect on net income for the year ended December 31, 2006.

The accompanying combined financial statements for the year ended December 31, 2006 have been restated to correct errors #3, #5 and #6, described above. The effect of the restatement was to decrease net income by approximately $515,000.

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

14  Restatement of Previously Issued Financial Statements (continued)

The effects of the corrections of these errors on the Company’s combined balance sheet as of December 31, 2005, as well as the effects of these changes on the Company’s combined balance sheet and statements of operations and cash flows as of and for the year ended December 31, 2006 are as follows:

	January 1, 2006 Combined Balance Sheet
	As previously reported	Investment in affiliate	Intangible assets impairment	Miami’s opening accumulated deficit	Property abandon- ment	Reclass- ification	As restated

Due from models	$-					$1,582,072	$1,582,072

Intangible assets	2,459,497		(2,297,967)				161,530
Investment in affiliate	95,944	58,453					154,397
Due to models	3,455,656			503,144	44,823	1,582,072	5,585,695
Accounts payable and accrued expenses	1,131,338			233,370	95,000		1,459,708
Common stock	33,828			1,000			34,828
Additional paid in capital	1,000,000			499,064			1,499,064
Accumulated deficit	(2,293,801)	58,453	(2,297,967)	(1,235,590)	(139,823)	-	(5,908,728)

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

14 Restatement of Previously Issued Financial Statements (continued)

December 31, 2006 Combined Balance Sheet
Adjustments
	As previously reported	Investment in affiliate	Intangible assets impairment	Miami’s balances	Deferred rent	Interest income	Property abandonment	Reclass- ification	Eliminations	As restated
Assets
Current assets
Cash and cash equivalents	$866,589	$-	$-	$8,898	$-	$-	$-	$-	$-	$875,487
Accounts receivable, net	5,776,539			763,992						6,540,531
Due from models	-			243,111				1,708,988		1,952,099
Prepaid income taxes	98,019									98,019
Receivable from affiliate	302,518									302,518
Due from officer	93,656									93,656
Prepaid expenses and other current assets	596,259			18,228						614,487

Total current assets	7,733,580									10,476,797
Property and equipment, net of accumulated depreciation	270,325			27,986						298,311

Intangible asset	2,459,497		(2,297,967)							161,530

Other assets
Security deposits	50,620									50,620
Restricted cash	285,000									285,000
Receivable from affiliate	1,052,299					132,885			(1,185,184)	-
Investment in affiliate	74,260	58,453								132,713
Other	9,558									9,558

Total other assets	1,471,737									477,891

Total assets	$11,935,139									$11,414,529

Liabilities and Deficit
Current liabilities
Line of credit	$1,500,000									$1,500,000
Due to models	3,189,017			655,162			44,823	1,708,988		5,597,990
Accounts payable and accrued expenses	420,301			281,321			95,000			796,622
Taxes payable - other than income taxes	1,329,962			7,211						1,337,173
Current portion of note payable	241,183									241,183
Due to affiliates	-			1,185,184					(1,185,184)	-
Due to factor	-			262,835						262,835

Total current liabilities	6,680,463									9,735,803

Long-term liabilities
Note payable to stockholder	6,000,000									6,000,000
Note payable - net of current portion	554,487									554,487
Deferred rent	-				53,704					53,704

Total long-term liabilities	6,554,487									6,608,191

Total liabilities	13,234,950									16,343,994

Deficit
Common stock, no par value; 2,200 shares authorized, 2,103 shares issued and outstanding	33,828			1,000				34,828
Additional paid-in capital	1,000,000			499,064				1,499,064
Members’ deficit	(906,974)							(906,974)
Accumulated deficit	(1,426,665)	58,453	(2,297,967)	(1,829,562)	(53,704)	132,885	(139,823)	(5,556,383)

Total deficit	(1,299,811)							(4,929,465)

Total liabilities and deficit	$11,935,139							$11,414,529

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

14 Restatement of Previously Issued Financial Statements (continued)

	December 31, 2006 Combined Statement of Operations
	Adjustments
	As previously reported	Miami’s balances	Deferred Rent	Interest income	Eliminations	As restated
Revenues
Commissions and residuals	$4,222,247	479,502				$4,701,749
Service charges	4,173,696	381,051				4,554,747
Consulting income	231,250	16,648				247,898
Management fees, license fees and other income	1,246,501	9,383			(20,720)	1,235,164

Total revenues	9,873,694					10,739,558

Operating expenses	8,033,119	1,304,070	53,704		(20,720)	9,370,173

Operating income	1,840,575					1,369,385

Other income (expense):
Interest income	139,427	21		132,885	(132,885)	139,448
Interest expense	(955,483)	(176,507)			132,885	(999,105)
Equity in (loss) of affiliate	(21,684)					(21,684)

Total other expense	(837,740)					(881,341)

Income before provision for income taxes	1,002,835					488,044

Provision for income taxes	21,983					21,983

Net income	$980,852					$466,061

Wilhelmina International Group
Notes to Combined Financial Statements
December 31, 2007 and 2006

14 Restatement of Previously Issued Financial Statements (continued)

	December 31, 2006 Combined Statement of Cash Flows
		Adjustments
	As previously reported	Miami’s balances	Deferred rent	Interest income	Reclassification	Eliminations	As restated
Cash flows from operating activities
Net (loss) income	$980,852	$(593,972)	$(53,704)	$132,885	$-	$-	$466,061
Adjustments to reconcile net income to net
cash provided by operating activities
Depreciation	71,837	6,187					78,024
Deferred rent	-		53,704				53,704
Equity in income (loss) of affiliate	21,684						21,684
Increase (decrease) in cash resulting from
changes in operating assets and liabilities
Accounts receivable	324,743	(14,528)					310,215
Due from models	-				(370,027)		(370,027)
Prepaid income taxes	(15,360)						(15,360)
Receivable from affiliate	(121,707)						(121,707)
Prepaid expenses and other current assets	114,500	153,433				-	267,933
Security deposits	4,980	2,459					7,439
Due to models	(266,639)	(91,093)			370,027		12,295
Accounts payable and accrued expenses	(711,037)	47,950					(663,087)
Taxes payable - other than income taxes	318,292	27				-	318,319
Net cash provided by operating activities	722,145						365,493
Cash flows from investing activities
Acquisition of property and equipment	(18,942)	(1,229)					(20,171)
Advances to affiliate	(52,299)					52,299	-
Due from officer	13,089	51,644					64,733
Net cash used in investing activities	(58,152)						44,562
Cash flows from financing activities
Proceeds from factor	-	2,230,700					2,230,700
Repayments to factor	-	(1,967,865)					(1,967,865)
Repayment of note	(219,806)						(219,806)
Repayment of capital lease obligations	(22,918)						(22,918)
Distributions	(739,925)						(739,925)
Proceeds from note	15,476						15,476
Net cash used in financing activities	(967,173)						(704,338)
Net increase (decrease) in cash and cash equivalents	(303,180)						(294,283)
Cash and cash equivalents
Beginning of year	1,169,770						1,169,770
End of year	$866,590						$875,487

15 Subsequent Event - Letter of Intent
In January 2008, the Company entered into a non-binding letter of intent to sell substantially all of its business to a publicly-listed entity. The Company is undergoing diligence review and a transaction, if and when completed, would lead to the Company becoming publicly-held. There is no assurance that these discussions will result in a transaction.

Wilhelmina International Group Condensed Combined Balance Sheets (Unaudited) June 30, 2008 and 2007
	2008	2007
Assets
Current assets
Cash and cash equivalents	$578,482	$1,457,160
Accounts receivable, less allowance for doubtful accounts of $35,000 in 2008 and 2007	8,065,077	7,104,568
Due from models	1,825,429	2,250,006
Prepaid income taxes	233,826	117,338
Receivable from affiliate	294,889	363,583
Due from officers	327,904	164,907
Prepaid expenses and other current assets	513,419	400,643
Deferred tax assets	145,000	353,000

Total current assets	11,984,026	12,211,205

Property and equipment, net of accumulated depreciation	379,282	285,661

Intangible assets	161,530	161,530

Other assets
Security deposits	79,829	51,920
Restricted cash	175,000	285,000
Investment in affiliate	166,048	120,280
Deferred tax assets, net	46,000	51,000
Other	9,558	9,558

Total other assets	476,435	517,758

Total assets	$13,001,273	$13,176,154

Liabilities and Deficit
Current liabilities
Line of credit	$1,500,000	$1,500,000
Due to models	7,675,144	8,114,693
Accounts payable and accrued expenses	1,852,716	1,217,487
Taxes payable - other than income taxes	619,433	548,110
Note payable to stockholder	6,000,000	-
Current portion of note payable	264,940	247,940
Current portion of capital lease obligation	26,125	-
Due to factor	-	278,962

Total current liabilities	17,938,358	11,907,192

Long-term liabilities
Note payable to stockholder	-	6,000,000
Note payable, net of current portion	165,096	429,789
Capital lease obligation, net of current portion	29,353	-
Deferred rent	62,453	59,945

Total long-term liabilities	256,902	6,489,734
Total liabilities	18,195,260	18,396,926

Commitments and contingencies

Deficit
Common stock, no par value; 2,200 shares authorized, 2,103 shares issued and outstanding	34,828	34,828
Additional paid-in capital	1,499,064	1,499,064
Members’ deficit	(1,671,028)	(1,292,905)
Accumulated deficit	(5,056,851)	(5,461,759)

Total deficit	(5,193,987)	(5,220,772)

Total liabilities and deficit	$13,001,273	$13,176,154

The accompanying notes are an integral part of these condensed combined financial statements.

Wilhelmina International Group Condensed Combined Statements of Operations (Unaudited) For the Six Months Ended June 30, 2008 and 2007

	2008	2007
Revenues
Commissions and residuals	$2,924,644	$2,333,392
Service charges	3,167,691	2,526,272
Consulting income	-	7,179
Management fees, license fees and other income	264,166	269,095

Total revenues	6,356,501	5,135,938

Operating expenses
Salaries and service costs	3,531,516	3,258,255
Office and general expenses	1,543,736	1,465,702
Stockholder’s compensation and consulting fees	487,500	487,500

Total operating expenses	5,562,752	5,211,457

Operating income	793,749	(75,519)

Other income (expense):
Interest income	19,591	11,313
Interest expense	(455,968)	(507,775)
Equity in income (loss) of affiliate	15,685	(12,433)

Total other expense	(420,692)	(508,895)

Income (loss) before provision for (benefit from) income taxes	373,057	(584,414)

Provision for (benefit from) income taxes
Current	218,781	10,892
Deferred	44,000	(404,000)

	262,781	(393,108)

Net income (loss)	$110,276	$(191,306)

The accompanying notes are an integral part of these condensed combined financial statements.

Wilhelmina International Group Condensed Combined Statements of Cash Flows (Unaudited) For the Six Months Ended June 30, 2008 and 2007
	2008	2007

Cash flows from operating activities
Net income (loss)	$110,276	$(191,306)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities
Depreciation and amortization	42,100	29,951
Deferred income taxes	44,000	(404,000)
Deferred rent	(3,734)	6,241
Equity in (income) loss from affiliate	(15,685)	12,433
Increase (decrease) in cash resulting from changes in operating assets and liabilities
Accounts receivable	106,539	(564,037)
Due from models	(143,413)	(297,907)
Prepaid income taxes	(191,777)	(19,319)
Receivable from affiliate	135,538	(61,065)
Prepaid expenses and other current assets	(63,645)	213,844
Security deposits	(277)	(1,300)
Due to models	(1,005,827)	2,516,703
Accounts payable and accrued expenses	677,678	420,865
Taxes payable - other than income taxes	(681,780)	(789,063)

Net cash (used in) provided by operating activities	(990,007)	872,040

Cash flows from investing activities
Acquisition of property and equipment	(70,489)	(17,301)
Due from officer	(138,666)	(71,251)

Net cash used in investing activities	(209,155)	(88,552)

Cash flows from financing activities
Proceeds from factor	-	1,329,500
Repayments to factor	-	(1,313,373)
Repayment of note	(125,905)	(117,941)
Repayment of capital lease obligations	(11,967)	-
Distributions	(5,100)	(100,001)
Restricted cash	110,000	-

Net cash used in financing activities	(32,972)	(201,815)

Net (decrease) increase in cash and cash equivalents	(1,232,134)	581,673

Cash and cash equivalents
Beginning of period	1,810,616	875,487

End of period	$578,482	$1,457,160

Supplemental disclosure of cash flow information
Cash paid during the periods for:
Interest	$455,968	$507,775

Income taxes	$197,358	$25,211

The accompanying notes are an integral part of these condensed combined financial statements.

Wilhelmina International Group
Notes to Condensed Combined Financial Statements (Unaudited)
June 30, 2008 and 2007

1  Nature of Operations

Wilhelmina International Group (the “Company”) is a fashion modeling agency, placing models with clients located principally throughout the United States. Since its foundation in 1967 by the famous model Wilhelmina Cooper, the Company has grown largely organically to its current size, and has developed into a broadly diversified full service agency with offices in New York City, Los Angeles and Miami. In addition to its traditional fashion model management activities, the Company has also expanded into music and sports talent endorsement, television show production and licensing opportunities for the Wilhelmina brand name.

Wilhelmina International Group also collects fees from licensees across the United States, who serve as the Company’s local representatives.

2  Summary of Significant Accounting Policies

Basis of Combination
The accompanying financial statements include the consolidated accounts of Wilhelmina International Ltd. and its wholly-owned subsidiaries, Wilhelmina West Inc., Wilhelmina Models, Inc., and LW1 Inc. (“Consolidated Companies”), Wilhelmina Miami, Inc., Wilhelmina Artist Management, LLC, Wilhelmina Licensing, LLC and Wilhelmina Film & TV, LLC which are wholly or majority owned by the stockholders and officers of the Consolidated Companies, are combined with the consolidated group of companies. The collective group is referred to as the Company. All significant intercompany transactions and accounts have been eliminated in combination.

The Company is affiliated with other companies in a similar line of business, all of which are controlled by common ownership. Management believes that combining the companies into the collective group provides more complete reporting.

Unaudited Interim Financial Information
The accompanying unaudited interim condensed combined financial statements have been prepared, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations relating to interim financial statements.

In the opinion of management, the accompanying unaudited interim condensed combined financial statements reflect all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the financial position of the Company at June 30, 2008 and 2007, and the results of its operations for the six months ended June 30, 2008 and 2007. The results of operations of any interim period are not necessarily indicative of the results of operations to be expected for the full fiscal year.

Wilhelmina International Group
Notes to Condensed Combined Financial Statements (Unaudited)
June 30, 2008 and 2007

2  Summary of Significant Accounting Policies (continued)

Revenue Recognition
The Company acts as an agent and records revenue equal to the net amount retained, when the fee or commission is earned. The Company recognizes services provided as revenue upon the rendering of modeling services to its clients. Commission income represents a percentage charged to the models upon the completion of their services to the clients. The Company also recognizes management fees as revenues for providing services to other modeling agencies as well as consulting income in connection with services provided to a television production network according to the terms of the contract.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents
The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Accounts Receivable
Accounts receivable consist of trade receivables recorded at original invoice amounts, net of the allowance for doubtful accounts, and are subject to credit risk. Trade credit is generally extended on a short-term basis; thus, trade receivables do not bear interest. Trade receivables are periodically evaluated for collectibility based on past credit histories with customers and their current financial conditions. Changes in the estimated collectibility of trade receivables are recorded in the results of operations for the periods in which the estimates are revised.

Concentrations of Credit Risk
The Company maintains its cash balances in four different financial institutions in New York City, Los Angeles and Miami. Balances are insured up to FDIC limits of $100,000 per institution. At June 30, 2008, the Company had cash balances in financial institutions of approximately $473,000 in excess of such insurance.

Property and Equipment
Property and equipment are stated at cost. Depreciation and amortization, based upon the estimated useful lives of the assets or terms of the leases, are computed by use of the straight-line method. Leasehold improvements are amortized based upon the shorter of the terms of the leases or asset lives. When property and equipment are retired or sold, the cost and accumulated depreciation and amortization are eliminated from the related accounts and gains or losses, if any, are reflected in the combined statement of operations.

Wilhelmina International Group
Notes to Condensed Combined Financial Statements (Unaudited)
June 30, 2008 and 2007

2  Summary of Significant Accounting Policies (continued)

Intangible Assets
Intangible assets consist primarily of goodwill and buyer relationships resulting from a business acquisition. According to Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets,” goodwill and intangible assets with indefinite lives are no longer subject to amortization, but rather to an annual assessment of impairment by applying a fair-value based test. At June 30, 2008 and 2007, the Company was not required to recognize any impairment charge.

Investment in Unconsolidated Affiliate
The Company accounts for its investment in its 50% owned affiliate using the equity method of accounting. Accordingly, the Company recognizes its pro-rata share of the affiliate’s income or loss in earnings. Distributions from the affiliate are reflected as a reduction of the investment. The equity method of accounting is suspended when the share of the net losses is equal to the carrying amount of the investment and no additional losses are charged to operations.

Advertising
The Company expenses all advertising costs as incurred. Advertising expense included in operating expenses approximate $97,000 and $93,000 for the six months ended June 30, 2008 and 2007, respectively.

Income Taxes
The Company follows SFAS No. 109, “Accounting for Income Taxes ,” which requires the asset and liability method of accounting for income taxes. Under that method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are computed using enacted tax rates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided when it is more likely than not that future benefits associated with a deferred tax asset will not be realized.

Wilhelmina International Group
Notes to Condensed Combined Financial Statements (Unaudited)
June 30, 2008 and 2007

3 Property and Equipment
Property and equipment consist of the following:
	June 30,		Estimated Useful Lives
	2008	2007
Furniture and fixtures	$820,493	$785,358	5-7 years
Equipment	726,967	635,794	5-7 years
Computer software	12,635	12,635	5 years
Leasehold improvements	720,625	670,208	Remaining life of lease
	2,280,720	2,103,995
Less accumulated depreciation and amortization	(1,901,438)	(1,818,334)

Net book value	$379,282	$285,661

Property and equipment includes equipment under capital lease obligations with a cost of $75,614 and related accumulated depreciation of $10,802 at June 30, 2008.

4 Restricted Cash
At June 30, 2008, the Company has $285,000 of restricted cash, of which $175,000 serves as collateral for an irrevocable standby letter of credit. The letter of credit is additional security under the New York City office lease extension that expires in December 2010. The Company has classified $110,000 as part of prepaid expenses and other current assets.

5 Investment in Unconsolidated Affiliate
The Company owns a fifty percent interest in an unconsolidated affiliate. Included in receivable from affiliate are management fees receivable. The net receivable from the affiliate is approximately $295,000 and $364,000 at June 30, 2008 and 2007, respectively.

Wilhelmina International Group
Notes to Condensed Combined Financial Statements (Unaudited)
June 30, 2008 and 2007

6 Line of Credit and Note Payable
The Company has a financing agreement with a bank. Through December 2007, the agreement consisted of a $1,500,000 revolving line of credit and $1,000,000 term note. In January 2008, the Company renewed the revolving line of credit with an increase in borrowing capacity to $2,000,000, with availability subject to a borrowing base computation. The renewed revolving line of credit originally matured on August 31, 2008, which was extended until November 30, 2008.

Interest on the revolving credit note is payable monthly at an annual rate of prime plus one-half percent equal to 5.5% at June 30, 2008. The weighted average interest rate for the six month periods ended June 30, 2008 and 2007 was 8.75% and 6.25%, respectively. Availability under the revolving line of credit is subject to a borrowing base computation.

The term note is payable in monthly installments of $23,784 including principal and interest calculated at a fixed rate of 6.65% per annum and matures in December 2009.

The line of credit and note payable are collateralized by all of the assets of the Company, cross collateralized by the combined and consolidated companies herein and are guaranteed by a principal of the Company.

Annual maturities of the term note are as follows:

Periods Ending
June 30,	Amount

2009	$264,940
2010	165,096

$430,036

Wilhelmina International Group
Notes to Condensed Combined Financial Statements (Unaudited)
June 30, 2008 and 2007

7 Due to Factor
The Company was a party to an agreement with a factor. The factor advanced a subsidiary an aggregate of $1,330,000 during the six months ended June 30, 2007, all of which was repaid by December 31, 2007. For the six months ended June 30, 2007, the Company paid $22,750 in fees to the factor and $16,800 in interest expense. The agreement with the factor was terminated in March 2008.

8 Taxes Payable - Other Than Income Taxes
Taxes payable – other than income taxes consists principally of payroll and withholding taxes, including U.S. income taxes withheld on fees paid to foreign models aggregating approximately $490,000 and $485,000 at June 30, 2008 and 2007, respectively.

9 Commitments
Capital Lease Obligations
In July 2007, the Company entered into a 36 month capital lease for equipment. The lease obligation is payable monthly in the amount of $2,604 including interest at a rate of 11.7% per annum. Interest expense on the capital lease totaled approximately $3,657 for the six months ended June 30, 2008.

Periods Ending
June 30,	Amount
2009	$31,245
2010	31,245

Total minimum lease payments	62,490
Less: amount representing interest	(7,012)

Present value of net minimum lease payments	55,478
Less: current portion	(26,125)

Capitalized lease obligations, net of current portion	$29,353

Wilhelmina International Group
Notes to Condensed Combined Financial Statements (Unaudited)
June 30, 2008 and 2007

9 Commitments (continued)

Operating Leases
The Company is obligated under various non-cancellable lease agreements. These lease agreements are for the rental of office space and office equipment. These operating leases expire at various dates  between 2008 and 2011. In addition to the minimum base rent, the office space lease agreements provide that the Company shall pay its pro-rata share of real estate taxes and operating costs as defined in the lease agreement.

Future minimum payments under the non-cancellable lease agreements are summarized as follows:

Periods Ending
June 30,	Amount

2009	$806,000
2010	526,000
2011	191,000

$1,523,000

Rent expense totaled approximately $314,000 and $292,000 for the six months ended June 30, 2008 and 2007, respectively.

Management and Service Agreements
Wilhelmina has entered into agreements with both affiliated and non-affiliated entities to provide management and administrative services, as well as sharing of space where applicable. Compensation under these agreements may be either a fixed amount or contingent upon the other parties’ commission income. Management fee income under these agreements approximated $55,000 and $85,000 for the six months ended June 30, 2008 and 2007, respectively (See Note 10).

Production Series
In 2007, the Company entered into an agreement with a television network for development of a television series. The Company will provide talent, use of the Company trademark and logo and is obligated to utilize the services of the winner in exchange for a fee per episode plus 15% of Modified Gross Adjusted Receipts, as defined. The statement of operations for the six months ended June 30, 2007 includes $13,500 from this production series.

Wilhelmina International Group
Notes to Condensed Combined Financial Statements (Unaudited)
June 30, 2008 and 2007

10 Related Party Transactions

Note Payable to Stockholder
The Company is obligated on a note payable to stockholder for $6 million which matures on June 3, 2009. The note bears a stated rate of interest of 12.5% per annum. Interest is paid monthly and aggregates $375,000 in each six month period ended June 30, 2008 and 2007.

Consulting Fees Paid
The Company paid consulting fees of $62,500 for the six months ended June 30, 2008 and 2007 to a 50% stockholder of the Company.

Management Fees Income
The Company provided management services to an unconsolidated affiliate in the amount of $55,000 for the six months ended June 30, 2008 and 2007 (See Notes 5 and 9).

Due from Officers
Advances to officers are non-interest bearing and are due on demand.

11 Income Taxes
The provision for (benefit from) income taxes consists of the following:
	June 30,
	2008	2007
Current
State and local	$26,681	$10,892
Federal	192,100	-

	$218,781	$10,892

Deferred tax expense (benefit)
State and local	$23,000	$(221,000)
Federal	21,000	(183,000)

	$44,000	$(404,000)

Wilhelmina International Group
Notes to Condensed Combined Financial Statements (Unaudited)
June 30, 2008 and 2007

11  Income Taxes (continued)

The components of deferred tax assets and liability consist of the following:

	June 30,
	2008	2007
Deferred tax assets - current
Net operating loss carryforward	$145,000	$353,000

	2008	2007

Deferred tax assets - long term, net
Property and equipment	$74,000	$78,000
Deferred rent expense	(28,000)	(27,000)

	$46,000	$51,000

Management determined that is was more likely than not that future taxable income would be sufficient to enable the Company to realize all of its deferred tax assets. Accordingly, no valuation allowance has been recorded at June 30, 2008 and 2007.

At June 30, 2008, the Company had state and local net operating loss carryforwards for state and local tax purposes of approximately $1,240,000 in each jurisdiction, expiring at various dates through 2022.

The combined financial statements include three related limited liability companies which, for tax purposes, are treated as partnerships and one S Corp, and as such, their income or loss and credits are passed to their members and stockholders and combined with their other personal income and deductions to determine taxable income on their individual tax returns. Accordingly, no federal or state income taxes have been provided for; however, the Company has included a provision for local income taxes in certain of these entities. The net loss related to these limited liability companies and S Corp, is approximately $167,000 and $600,000 for the six months ended June 30, 2008 and 2007, respectively, and has been included in the combined statements of operations.

A reconciliation of the provision for income taxes attributable to income from operations computed at the Federal statutory rate to the reported provision for income taxes is as follows:

	June 30,
	2008	2007
Tax (credit) provision at Federal statutory rate	34.00%	(34.00%)
Passed through entities with pre-tax losses not included in Federal tax return	15.09%	34.93%
State and city tax provision	13.32%	(35.96%)
Utilization of net operating loss carryforward	(1.94%)	(27.46%)
Other temporary differences	3.75%	(6.75%)
Non-deductible expenses and other	6.22%	1.97%

	70.44%	(67.27%)

Wilhelmina International Group
Notes to Condensed Combined Financial Statements (Unaudited)
June 30, 2008 and 2007

12 Contingencies
In the normal course of business, the Company is subject to various legal proceedings, the resolution of which in management’s opinion, will not have a material adverse effect on the financial position or the results of operations of the Company.

13 Subsequent Event - Acquisition Agreement
On August 25, 2008, New Century Equity Holdings Corp. (“NCEH”) and Wilhelmina Acquisition Corp., a New York corporation and wholly owned subsidiary of NCEH, entered into an agreement (the “Acquisition Agreement”) with the stockholders of the Company and the other owners of its affiliates to acquire (i) Wilhelmina International Ltd. in a stock-for-stock transaction (the “Merger”) and (ii) NCEH’s purchase of the remainder of the outstanding equity interests of the Company for cash.

The Acquisition Agreement is subject to the approval of NCEH’s shareholders, as well as certain other closing conditions set forth in the Acquisition Agreement. The closing of the Acquisition Agreement is expected to occur in the fourth quarter of 2008.

Annex A

AGREEMENT

BY AND AMONG

NEW CENTURY EQUITY HOLDINGS CORP.,

WILHELMINA ACQUISITION CORP.,

WILHELMINA INTERNATIONAL, LTD.,

THE OTHER WILHELMINA TRANSFERRED COMPANIES (AS DEFINED HEREIN)

AND

THE SELLERS SET FORTH ON SCHEDULE A HERETO

Dated:  August 25, 2008

Page

ARTICLE 1	CERTAIN DEFINITIONS	2
1.	Defined Terms	2

ARTICLE 2	THE TRANSACTION	19
2.1	Closing	19
2.2	The Merger.	19
2.3	Transaction Consideration.	21
2.4	No Fractional Shares	22
2.5	Payment for Shares in the Merger	22
2.6	Core Adjustment.	23
2.7	Seller Restricted Shares	25
2.8	Earn-Out Payments; Off-Set	25
2.9	Resolution of Calculation Objections.	28
2.10	Krassner Note	28
2.11	Purchaser Sub	28
2.12	Controlled Vehicles; Set Offs	28
2.13	Election	29
2.14	Aggregate Purchase Consideration Allocation.	29
2.15	Patterson Payment	29
2.16	Designated Matter Repurchase	30

ARTICLE 3	REPRESENTATIONS AND WARRANTIES OF WILHELMINA TRANSFERRED COMPANIES AND CONTROL SELLERS	30
3.1	Organization	30
3.2	Legal Authority; Binding Effect	31
3.3	Capitalization.	31
3.4	Subsidiaries	32
3.5	Conflict with other Instruments; Absence of Restrictions	32
3.6	Government and Third Party Approvals	33
3.7	Title to Properties; Adequacy of Properties	33
3.8	Real Property; Personal Property	33
3.9	Financial Statements.	34
3.10	Absence of Undisclosed Liabilities	35
3.11	Accounts Receivable	35
3.12	Compliance with Law; Permits and Approvals.	35
3.13	Legal Proceedings	36
3.14	Absence of Changes	36
3.15	Contracts, Leases, Etc.	37
3.16	Customers/Client Accounts/Models.	40
3.17	Insurance	41
3.18	Intellectual Property.	41
3.19	Transactions with Affiliates	42

A-i

3.20	Employee and Labor Matters.	43
3.21	Employee Benefit Plans.	44
3.22	Environmental Laws	45
3.23	Taxes and Tax Returns	46
3.24	Proxy Statement	48
3.25	Corporate Records, Controls	48
3.26	Brokers	48
3.27	Bank Accounts; Powers of Attorney	48
3.28	Statements and Other Documents Not Misleading	48
3.29	No Knowledge of Breaches	49

ARTICLE 4	REPRESENTATIONS AND WARRANTIES OF THE SELLERS	49
4.1	Organization	49
4.2	Legal Authority; Binding Effect	49
4.3	No Conflicts, Consents	49
4.4	Title to Shares and Units	50
4.5	Agreements	50
4.6	Legal Proceedings	50
4.7	Purchase Entirely for Own Account	50
4.8	Seller Address, Access to Information, Experience, Etc.	50
4.9	Restricted Securities	51
4.10	No Knowledge of Breaches	51

ARTICLE 5	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER	51
5.1	Organization	52
5.2	Legal Authority; Binding Effect	52
5.3	Conflict with other Instruments; Absence of Restrictions	52
5.4	Capitalization.	53
5.5	SEC Filings/Financial Statements.	53
5.6	Compliance with Law	54
5.7	Legal Proceedings	54
5.8	Purchase Entirely for Own Account	54
5.9	Access to Information, Experience, Etc.	55
5.10	Absence of Changes	55
5.11	Proxy Statement	55
5.12	Rights Plan	55
5.13	Board Recommendation	55
5.14	Brokers or Finders	56
5.15	Financial Ability to Complete the Contemplated Transactions	56
5.16	Acquisition for Investment	56
5.17	Absence of Undisclosed Liabilities	56
5.18	Statements and Other Documents Not Misleading	56
5.19	No Knowledge of Breaches	56

A-ii

ARTICLE 6	CERTAIN PRE-CLOSING COVENANTS AND OTHER MATTERS	56
6.1	Restriction on Certain Discussions and Actions	56
6.2	Conduct of Business of the Wilhelmina Transferred Companies	57
6.3	Conduct of Business of Purchaser	60
6.4	Notice of Certain Events	62
6.5	Additional Financial Statements	62
6.6	Cooperation; Access to Books and Records	62
6.7	Commercially Reasonable Efforts.	63
6.8	Proxy Statement.	63
6.9	Stockholder Meeting	64
6.10	Purchaser Financing	65
6.11	Closing Settlement	65
6.12	Patterson Issuance	66
6.13	Designated Matter Proceedings	66

ARTICLE 7	CONDITIONS PRECEDENT TO THE CLOSING	67
7.1	Obligations of Both Parties	67
7.2	Obligation of the Wilhelmina Transferred Companies and the Sellers to Close	67
7.3	Obligation of the Purchaser and Merger Sub to Close	69

ARTICLE 8	CLOSING; EXPENSES; SUBSEQUENT DOCUMENTATION	71
8.1	Closing	71
8.2	Deliveries at Closing	71
8.3	Expenses	74
8.4	Subsequent Documentation	74

ARTICLE 9	CONFIDENTIALITY AND COVENANT NOT TO COMPETE	74
9.1	Confidentiality.	74
9.2	Covenant Not To Compete	75
9.3	Specific Enforcement; Extension of Period.	76
9.4	Disclosure	77
9.5	Interpretation	77
9.6	Acknowledgment	77

ARTICLE 10	SURVIVAL AND INDEMNIFICATION	77
10.1	Survival.	77
10.2	Indemnification by Esch and Krassner	78
10.3	Indemnification by Sellers	79
10.4	Limitations on Seller Indemnification	79
10.5	Indemnification by Purchaser	79
10.6	Limitations on Purchaser Indemnification	80
10.7	Claims for Indemnification.	80
10.8	Treatment of Indemnity Payments	83
10.9	Calculation of Losses	83
10.10	Exclusive Remedy	84

A-iii

ARTICLE 11	TAX MATTERS	84
11.1	Allocation	84
11.2	Tax Returns.	84
11.3	Transfer Taxes	85

ARTICLE 12	POST CLOSING COVENANTS	85
12.1	Public Announcements	85
12.2	Assistance in Defense	85
12.3	Further Cooperation.	86
12.4	Post Closing Reimbursement of Expenses	86
12.5	Reorganization	86

ARTICLE 13	TERMINATION	87
13.1	Termination	87
13.2	Survival	88
13.3	Expense Reimbursement	88

ARTICLE 14	MISCELLANEOUS	88
14.1	Notices	88
14.2	No Third Party Beneficiaries	90
14.3	Schedules and Exhibits	90
14.4	Entire Agreement; Amendment	90
14.5	Section and Paragraph Titles	90
14.6	Binding Effect; No Assignment	90
14.7	Counterparts	90
14.8	Purchaser Reliance	90
14.9	No Reliance on Control Sellers or Wilhelmina Transferred Companies	91
14.10	Severability	91
14.11	Governing Law; Consent to Jurisdiction	91
14.12	Waiver of Jury Trial	92
14.13	Waiver	92
14.14	Time of the Essence	92

A-iv

SCHEDULES AND EXHIBITS

Certain Schedules
Schedule A  –  Sellers
Schedule B – Percentages

Exhibits
A  –  Sellers’ Names and Addresses
B  –  Rights Plan Amendment
C  –  Registration Rights Agreement
D  –  Escrow Agreement

A-v

AGREEMENT

THIS AGREEMENT (the “Agreement”) is made as of August 25, 2008, by and among (i) New Century Equity Holdings Corp., a Delaware corporation (“Purchaser”), (ii) Wilhelmina Acquisition Corp., a New York corporation and wholly owned subsidiary of the Purchaser (the “Merger Sub”) (iii) Wilhelmina International, Ltd., a New York corporation (the “Company”), (iv) Wilhelmina – Miami, Inc. a Florida corporation (“Wilhelmina Miami”), (v) Wilhelmina Artist Management LLC, a New York limited liability company (“WAM”), Wilhelmina Licensing LLC, a Delaware limited liability company (“Wilhelmina Licensing”), and Wilhelmina Film & TV Productions LLC, a New York limited liability company (“Wilhelmina TV”) (WAM, Wilhelmina Licensing and Wilhelmina TV collectively, the “LLCs” and together with the Company and Wilhelmina Miami, the “Wilhelmina Transferred Companies”), (vi) Dieter Esch (“Esch”), Lorex Investments AG, a Swiss corporation (“Lorex”), Brad Krassner (“Krassner”), Krassner Family Investments, L.P. (the “Krassner L.P.”, and together with Esch, Lorex and Krassner, the “Control Sellers”), (vii) Sean Patterson (“Patterson”) and (viii) the shareholders of Wilhelmina Miami set forth on Schedule A hereto (other than Esch and the Krassner L.P.) (the “Remaining Miami Sellers”, and together with the Control Sellers and Patterson, the “Sellers”).

WHEREAS, the Sellers desire to transfer, and Purchaser (through itself and/or one or more wholly owned subsidiaries of Purchaser (each, a “Purchaser Sub”)) desires to acquire, the Wilhelmina Transferred Companies, other than the Company, through the acquisition of interests in such Wilhelmina Transferred Companies; and

WHEREAS, the Sellers desire to, and the Purchaser (through a Purchaser Sub), desires to, cause the Company to merge with a Purchaser Sub such that the Purchaser Sub will merge with and into the Company, and that such merger qualify as a tax-free “reorganization;

WHEREAS, concurrently herewith, the Control Sellers and Newcastle Partners, L.P., are entering into a certain Mutual Support Agreement with respect to certain matters relating to the transactions hereunder and certain post closing matters; and

WHEREAS, concurrently herewith, the Control Sellers and the Company are entering into a Registration Rights Agreement, relating to certain registration rights granted to the Control Sellers in the form attached hereto as Exhibit C (the “Registration Rights Agreement”) which agreement shall become effective as of the Closing;

WHEREAS, concurrently herewith, Purchaser is amending the Rights Agreement, dated as of July 10, 2006, by and between Purchaser and The Bank of New York Mellon Trust Company, as rights agent (the “Rights Agreement”) in the form attached hereto as Exhibit B (the “Rights Amendment”).

NOW, THEREFORE, IN CONSIDERATION of the foregoing and the mutual promises, covenants and agreements contained herein, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1
CERTAIN DEFINITIONS

1.           Defined Terms.  As used in this Agreement, the following terms shall have the meanings herein specified, unless the context otherwise requires:

1.1

(a)           “2007 Audited Financials” shall have the meaning assigned to it in Section 3.9(a)(iii).

(b)            “2007 Core EBITDA” shall mean the Core EBITDA for calendar year 2007.

(c)           “2008 Core EBITDA” shall mean the Core EBITDA for calendar year 2008.

1.2           “Accounts Payable” shall mean for purposes of Article 2 all accounts payable and accrued expenses of the Wilhelmina Transferred Companies (other than Gross Amounts Due to Models) as of the close of business on the Closing Date determined in accordance with GAAP; provided that accounts payable shall include any payables (including but not limited to payables in respect of Taxes, including foreign withholding Taxes) that Purchaser’s auditor determines, in connection with Purchaser’s fiscal year 2008 audit, would be required to be reflected on a balance sheet of the Wilhelmina Transferred Companies as of the Closing Date.

1.3           “Accounts Receivable” shall mean for purposes of Article 2 the sum of (a) third party customer receivables  (net of applicable reserves) contained in the line item “accounts receivable”, (b) third party customer receivables (net of applicable reserves) of Wilhelmina Kids & Creative Management LLC contained in the line item “receivable from affiliate” (it being understood that this clause (b) shall not contain any intercompany loan or related intercompany item), (c) the amount of the line item “due from officer”, provided that such amount is repaid in full to the Company at Closing, (d) prepaid income taxes, and (e) the amounts of the specific subaccounts within the line item “prepaid expenses and other current assets” set forth on Schedule 1.3, in each case ((a) – (e)) of the Wilhelmina Transferred Companies as of the close of business on the Closing Date determined in accordance with GAAP; provided that (i) applicable reserves (referred to in clauses (a) and (b)) shall include any reserves that  Purchaser’s auditor determines, in connection with Purchaser’s fiscal year 2008 audit, would be required to be reflected on a balance sheet of the Wilhelmina Transferred Companies as of the Closing Date or as of any date following the Closing Date through December 31, 2008 and (ii) accounts receivable shall exclude any accounts receivable written off since the Closing Date.

1.4           “Accumulated Funding Deficiency” shall have the meaning assigned to it in ERISA.

1.5            “Affiliate” shall mean:  (i) any Person that directly or indirectly through one or more intermediaries controls, is controlled by or under common control with the Person specified; (ii) any director, officer or Subsidiary of the Person specified; and (iii) any spouse, parent, child, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of the Person specified.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to elect a majority of the board of directors (or other governing body) or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

1.6           “Agreement” shall have the meaning set forth in the Preamble.

1.7           “Aggregate Divisional EBITDA Loss” shall have the meaning assigned to it in Section 2.8(c).

1.8           “Aggregate Merger Consideration” shall have the meaning assigned to it in Section 2.3(a).

1.9           “Aggregate Purchase Consideration” shall have the meaning assigned to it in Section 2.3(b).

1.10           “Aggregate Purchase Price” shall mean the sum of (i) Aggregate Merger Consideration, (ii) the Aggregate Purchase Consideration and (iii) any Earnout Payments, subject to the adjustments set forth in this Agreement.

1.11           “Aggregate Designated Matter Amount” shall mean the sum of (a) (i) the Designated Matter Holdback Shares multiplied by (ii) NCEH Book Value Per Share, plus (b) the Designated Matter Cash Deduction.

1.12           “Average Core EBITDA” shall have the meaning assigned to it in Section 2.6(b).

1.13           “Approved Acquisition Targets” shall have the meaning assigned to it in Section 12.4.

1.14           “Auditor’s Consent” shall have the meaning assigned to it in Section 7.3(j).

1.15           “Auditor’s Opinion” shall have the meaning assigned to it in Section 7.3(j).

1.16           “Authorized Capital Approval” shall have the meaning assigned to it in Section 6.9.

1.17           “Bank Accounts” shall have the meaning assigned to it in Section 3.27.

1.18           “Base Price” shall have the meaning assigned to it in Section 2.6(b).

1.19           “Books and Records” shall mean all records, documents, lists and files, relating to the Property or the Business, including, without limitation, executed originals (or copies of executed originals when executed originals are not available) of all Tax Returns, Contracts, purchase orders, sales orders, price lists, lists of accounts, customers, suppliers, employees, contractors, consultants and other personnel, all product, business and marketing plans, sales and product brochures and catalogs and other sales literature and materials, historical sales and commissions data and all books, ledgers, files, financial statements and other financial and accounting records (and related work papers and correspondence from accountants), minute books, all records relating to Client Accounts, deeds, title policies, computer files, programs and retrieved programs, environmental studies and plans and business records, whether in hard copy, electronic form or otherwise.

1.20           “Business” shall mean the business of the Wilhelmina Transferred Companies as conducted as of the date of this Agreement, including but not limited to (i) the Talent management and Talent agency booking business, including the scouting, developing, marketing and booking of models for purposes of advertising campaigns, editorial, runway or otherwise, (ii) the Model Contest Business, (iii) the WAM Business, (iv) the film and television production business (v) product licensing and distribution, and (vi) the licensing of the “Wilhelmina” name or mark to third parties engaged in the businesses described in clauses (i), (ii), (iii) (iv) and (v).

1.21           “Business Day” shall mean any calendar day which is not a Saturday, Sunday or federal holiday.

1.22           “Cash” shall mean all of the Company’s and its Subsidiaries’ cash, money, currency or any credit balances in any demand or deposit account and cash equivalents in any currency.

1.23            “Calculation Objection” shall have the meaning assigned to it in Section 2.9(a).

1.24           “Certificate” shall have the meaning assigned to it in Section 2.2(i).

1.25           “Certificate of Merger” shall have the meaning assigned to it in Section 2.2(e).

1.26           “Charter Approval” shall have the meaning assigned to it in Section 6.9.

1.27           “Change in Recommendation” shall have the meaning assigned to it in Section 6.9.

1.28           “Claim” shall mean any written or oral demand, claim, complaint, suit, action, cause of action, investigation, proceeding or notice by any Person alleging actual or potential liability for any Loss, or for any Default under any Law, Contract, License, Permit or Employee Benefit Plan.

1.29           “Claims Period” shall have the meaning assigned to it in Section 10.1(c).

1.30           “Client Account” shall mean any business account relationship including, without limitation, any Person who or which is provided any products or services of the Company, or any of its Subsidiaries, as of the Closing Date.

1.31           “Closing” shall mean the consummation of the Contemplated Transactions on the Closing Date pursuant to Section 8.1.

1.32           “Closing Date” shall have the meaning assigned to it in Section 8.1.

1.33           “Closing Financials” shall have the meaning assigned to it in Section 7.3(j).

1.34           “Closing Net Asset Adjustment” shall mean a number (which may be positive or negative) equal to (a) unrestricted cash and cash equivalents (which shall exclude security deposits) of the Wilhelmina Transferred Companies as of 11:59 p.m. on the Closing Date plus (b) Excess Receivables plus (c) the Revolver Reduction Amount minus (d) the Minimum Liquidity Requirement minus (e) the Term Loan Amount.  For purposes of example only, Schedule 1.33 sets forth what the Closing Net Asset Adjustment would be based on the Company’s consolidated balance sheet as of March 31, 2008.

1.35           “COBRA” shall have the meaning assigned to it in Section 3.21(b).

1.36           “Code” shall mean the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended and supplemented from time to time, or any successors thereto.

1.37           “Collateral Documents” shall mean any documents or Contracts, other than this Agreement, that relate to the Contemplated Transactions.

1.38           “Company” shall have the meaning assigned to it in the Preamble.

1.39           “Company Shares” means the shares of common stock of the Company, par value $.01 per share.

1.40           “Company’s Knowledge” or “Knowledge of the Company” shall mean the actual knowledge of any of Esch, Krassner, Patterson, and Richard Diamond.

1.41           “Computer Software” shall mean all computer applications software, owned or licensed, whether for general business usage (e.g., accounting, word processing, graphics, spreadsheet analysis, etc.) or specific, unique to the business usage (e.g., booking software) and all computer operating, security or programming software, owned or licensed.

1.42           “Confidentiality Agreement” shall mean the Confidentiality Agreement dated November 6, 2007 between Purchaser and the Company.

1.43           “Consents” shall mean any consent, waiver, approval, authorization, certification or exemption required from any Person or under any Contract or Law, as applicable.

1.44           “Constituent Corporations” shall have the meaning assigned to it in Section 2.2 (a).

1.45           “Contemplated Transactions” shall mean all of the transactions which are referred to in this Agreement.

1.46           “Contracts” shall mean, with respect to any Person, all contracts, Leases, agreements, instruments, Licenses, undertakings and other commitments, whether written or oral to which such Person is, or such Person’s properties, operations, business or assets are, bound.

1.47           “Control Sellers” shall have the meaning assigned to it in the introductory paragraph of this Agreement.

1.48           “Copyrights” shall mean registered copyrights, copyright applications and unregistered copyrights, whether arising by common law or statute.

1.49           “Core Business” means (a) the core model management and model agency booking business conducted by the Company and divisions Wilhelmina West, Inc., a California corporation; and L.W. 1. Inc., a California corporation (b) the Model Contest Business, including WAM’s Model Contest Business, (c) the business conducted by Wilhelmina Licensing, and (d) the business conducted by Wilhelmina TV.  The “Core Business” shall exclude all business conducted by Wilhelmina Miami and WAM other than WAM’s model contest business.

1.50           “Core Decrease” shall have the meaning assigned to it in Section 2.6(b).

1.51           “Core EBITDA” shall mean for any period and without duplication, (a) the EBITDA attributable to the Core Business plus (b) the addbacks set forth on Schedule 1.51 hereto.

1.52           “Core Increase” shall have the meaning assigned to it in Section 2.6(b).

1.53           “Declassification Approval” shall have the meaning assigned to it in Section 6.9.

1.54           “Default” shall mean, with respect to a Contract, Permit, License, Law, Employee Benefit Plan, Organizational Document or other instrument or agreement, (a) a violation, breach or default, (b) the occurrence of an event which with the passage of time or the giving of notice or both would constitute a violation, breach or default, or (c) the occurrence of an event that (with or without the passage of time or the giving of notice or both) would give rise to a right of damages, specific performance, termination, renegotiation or acceleration (including the acceleration of payment), in all such cases unless being contested in good faith through appropriate procedures.

1.55           “Designated Matter Cash Deduction” shall mean the lesser of (i) $95,000 or (ii) the amount, if any, agreed to by the Wilhelmina Transferred Companies prior to the Closing in settlement of the matter set forth on Schedule 10.2(d) under the heading “Program Amounts” thereon.

1.56           “Designated Matter Legal Fees” shall mean all legal, accounting and other advisory fees and expenses incurred (whether at the direction of the Control Sellers or otherwise) in connection with the pursuit of settlement of the matter set forth on Schedule 10.2(d) under the heading “Program Amounts”.

1.57           “Designated Matter Post-Closing Amount” shall equal (a) the amount, if any, agreed to by the Wilhelmina Transferred Companies following the Closing in settlement of the matter set forth on Schedule 10.2(d) under the heading “Program Amounts” thereon plus (b) any other Losses or Claims covered by Section 10.2(d).

1.58           “Designated Matter Holdback Shares” shall mean a number of shares of Purchaser Stock equal to (x) $100,000 divided by (y) the greater of NCEH Book Value Per Share or the Market Value on the Closing Date.

1.59           Designated Matter Repurchase Share Amount” shall mean (x) the excess, if any, of the Designated Matter Post Closing Amount over the Designated Matter Cash Deduction divided by (y) the greater of NCEH Book Value Per Share or the Market Value on the Closing Date; provided that the Designated Matter Repurchase Share Amount shall in no event exceed the Designated Matter Holdback Shares.

1.60           “Designated Matter True-Up” shall mean the excess, if any, of the Designated Matter Cash Deduction over the Designated Matter Post Closing Amount; provided that if a settlement with respect to the matter set forth under the heading “Program Amounts” has not been agreed to by the time of completion of Purchaser’s fiscal year 2008 audit, then the Designated Matter True-Up shall be $0.

1.61           “Earn-Out Payments” shall have the meaning assigned to it in Section 2.8.

1.62           “EBITDA” shall mean, with respect to a particular entity, business unit, division or a collection thereof, for any period and without duplication, the sum of (a) net income (or loss) for such period, plus (b) interest expense for such period, plus (c) federal, state and local taxes for such period, plus (d) depreciation expenses for such period, plus (e) amortization expenses for such period, in each case as determined on a GAAP basis.  For the purposes of Article 2, the calculation of EBITDA shall not include (i) expenses incurred in connection with the evaluation, negotiation and completion of the Contemplated Transactions as set forth on Schedule 1.62 or (ii) those incremental expenses incurred as a consequence of Purchaser’s status as a public company, which includes, but is not limited to audit costs greater than the average of the Wilhelmina Transferred Companies’ 2006 and 2007 audit costs (including, but not limited to, costs related to compliance with the Sarbanes-Oxley Act and the design and implementation of disclosure controls and procedures and internal controls over financial reporting; provided that the calculation of 2007 audit costs shall in any event exclude those incremental audit expenses incurred solely as a result of the preparation of such audit in connection with the Contemplated Transactions, such as the LW1 goodwill impairment analysis), the costs and expenses related to the Purchaser’s filings with the SEC and the costs and expenses of the salary of the chief executive officer and chief financial officer (assuming the individuals filling such roles are not employees of any of the Wilhelmina Transferred Companies  as of the Closing Date).

1.63           “Effective Time” has the meaning assigned to it in Section 2.2(f).

1.64           “Employee Benefit Plan” shall mean any “employee benefit plan” (within the meaning of Section 3(3) of ERISA) and any material pension, retirement, profit sharing, deferred compensation, bonus, incentive, performance, stock option, phantom stock, stock purchase, restricted stock, premium conversion, medical, hospitalization, vision, dental or other health, life, disability, severance, or termination program, arrangement, agreement or policy, which any of the Wilhelmina Transferred Companies sponsors, maintains, contributes to, is obligated to contribute to, is a party to or is otherwise bound by, or with respect to which any of the Wilhelmina Transferred Companies could have any material Liability.

1.65           “Employees” shall mean each of the employees of any of the Wilhelmina Transferred Companies or any of their Subsidiaries at any time prior to Closing, including employees who are on paid leave of absence, military leave or disability leave.

1.66           “Employment Agreement” shall have the meaning assigned to it in Section 3.15(a)(ii).

1.67           “Encumbrances” shall mean, with respect to any asset, any security interests, liens, encumbrances, pledges, mortgages, charges, claims, conditional or installment sales Contracts, title retention Contracts, transferability restrictions and other claims or burdens of any nature whatsoever attached to or adversely affecting such asset.  For the purposes of clarity, an Encumbrance does not include any requirement, duty or obligation imposed upon any party pursuant to the securities laws of any jurisdiction.

1.68           “Environmental Laws” shall mean all Laws relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land, or surface or subsurface strata) including, without limitation, Laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, petroleum, or industrial, toxic or hazardous substances or wastes into the environment and Laws relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any of the foregoing including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq. (“CERCLA”), the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., and the rules and regulations promulgated under any of the foregoing, all as amended and supplemented from time to time, and together with any successors thereto.

1.69           “Equipment” shall mean all of the subject entity’s furniture, fixtures, machinery, equipment, motor vehicles, office equipment, computers, tools and replacement parts, wherever located.

1.70           “ERISA” shall mean the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder, as amended and supplemented from time to time, or any successors thereto.

1.71           “ERISA Affiliate” shall mean any Person that is included with any of the Wilhelmina Transferred Companies in a controlled group or affiliated service group under Sections 414(b), (c), (m) or (o) of the Code.

1.72           “Escrow” shall have the meaning assigned to it in Section 2.7.

1.73           “Escrow Agreement” shall mean that Escrow Agreement entered into between the Control Sellers and Purchaser at the Closing, a form of which agreement is attached hereto as Exhibit D.

1.74           “Excess Divisional Loss” shall have the meaning assigned to it in Section 2.8(e).

1.75           “Excess Receivables” shall mean a number (which may be positive or negative) equal to (a) Accounts Receivable minus (b) Accounts Payable minus (c) Gross Amounts Due to Models.

1.76           “Exchange Agent” shall have the meaning assigned to it in Section 2.5(a).

1.77           “Financial Statements” shall have the meaning assigned to it in Section 3.9(b).

1.78           “Financing” shall have the meaning assigned to it in Section 6.10.

1.79           “GAAP” shall mean generally accepted accounting principles in the United States, applied on a basis consistent with past practices and preceding years and throughout the periods involved, except as subsequently restated.

1.80           “Governmental Consent” shall mean any and all licenses, franchises, permits, easements, rights, consents, Orders, approvals, variances, waivers, filings and other authorizations with, of or from any Governmental Entity, that are (a) necessary to consummate the Contemplated Transactions in the manner contemplated hereby, or (b) otherwise relating to (i) any Contract or other instrument with any Governmental Entity and to which the subject Person, its Subsidiaries or any of its stockholders or other equity holders (as the case may be) is a party (or by which any of their respective properties or assets is bound or affected), or (ii) any Permit, including the transfer of any such Contract, Permit or other instrument in accordance with the terms.

1.81           “Governmental Entity” shall mean any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the government of the United States or of any foreign country, any state or any political subdivision of any such government (whether state, provincial, county, city, municipal or otherwise).

1.82           “Gross Amounts Due to Models” shall mean the gross amounts due to models (as a reflected as a line item on a balance sheet of the Wilhelmina Transferred Companies subject to the next sentence).  For the avoidance of doubt, the Gross Amounts Due to Models is a gross number and shall exclude any advances to models (which is used to arrive a net due to models).

1.83           “Hazardous Materials” shall mean all explosive or regulated radioactive materials or substances, hazardous or toxic substances, reactive, corrosive, carcinogenic, flammable or hazardous pollutant or other substance, hazardous wastes or chemicals, petroleum or petroleum distillates, natural gas or synthetic gas, asbestos or asbestos containing materials and all other materials or chemicals regulated pursuant to any Environmental Laws, including any “hazardous substance” or “hazardous waste” as defined in Environmental Laws,  materials listed in 49 C.F.R. §172.101, materials defined as hazardous pursuant to § 101(14) of CERCLA special nuclear or by product material, as defined by the Atomic Energy Act of 1954, 42 U.S.C.A. §3011 et seq. and the rules and regulations promulgated thereunder.

1.84           “Indebtedness” shall mean debt created, issued, incurred or assumed for money borrowed or for the deferred purchase price of property purchased.

1.85           “Initial Enterprise Proceeds” shall mean $30,000,000.

1.86           “Intellectual Property” shall mean, collectively, (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all Patents, (b) all registered and unregistered Trademarks, trade dress, logos, trade names, fictitious names, brand names, brand marks, domain names and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all Copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets and confidential business information (including ideas, research and development, know how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (e) all Computer Software (including, but not limited to data, source codes, object codes, specifications and related documentation), (f) all other proprietary rights, and (g) all copies and tangible embodiments thereof (in whatever form or medium).

1.87           “IRS” means the United States Internal Revenue Service.

1.88           “June 2008 Financials” shall have the meaning assigned to it in Section 3.9(c).

1.89           “Knowledge” and all variations thereof (other than the “Company’s Knowledge,” “to the Knowledge of the Company,” “Purchaser’s Knowledge” or “to the Knowledge of the Purchaser” variations) shall mean with respect to any representation, warranty or statement of any party in this Agreement that is qualified by such party’s “knowledge,” the actual knowledge of such party or, in the case of an entity, the actual knowledge of the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, inside General Counsel, Controller or directors (or persons performing equivalent functions) of such entity.

1.90           “Krassner Note” means the Promissory Note dated June 3, 1999 in the principal amount of $6,000,000 issued by the Company to the Krassner L.P.

1.91           “Law” shall mean, with respect to any Person, any applicable law, statute, treaty, ordinance, rule, regulation, Order, pronouncement having the effect of law, or other requirement of any Governmental Entity, including, without limitation, the Foreign Corrupt Practices Act of 1977, and those covering safety, health, transportation, bribery, record keeping, zoning, employment, tax, anti discrimination, antitrust, wage and hour and price and wage control matters, to which, in each of the foregoing cases, such Person is, or any of such Person’s properties, operations, business or assets are, bound or subject.  “Laws” shall include Environmental Laws.

1.92           “Lease” shall mean any lease, agreement (whether verbal or written) or tenancy for property or assets, together with all subleases, amendments, extensions, addenda, assignments, waivers and all other rights of use and/or occupancy, and Contracts and documents relating to any of the foregoing.

1.93           “Leased Real Property” shall mean the Real Property leased by any of the Wilhelmina Transferred Companies or any of their Subsidiaries.

1.94           “Leasehold Improvements” and “Fixtures” shall mean all of the leasehold improvements, fixtures and appurtenances owned by the Company or any of its Subsidiaries and attached to the Leased Real Property.

1.95           “Legal Proceeding” shall mean any Claim or any legal, administrative or other similar proceeding by or before any Governmental Entity or arbitration or alternative dispute resolution panel.

1.96           “Liabilities” shall mean, without limitation, any direct or indirect Indebtedness, guaranty, endorsement, Claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted or unasserted, choate or inchoate, liquidated or unliquidated, secured or unsecured.

1.97           “Licenses” shall mean, with respect to any Person, all licenses, permits, authorizations, approvals, registrations, franchises, rights, variances (including zoning variances), easements, rights of way, and similar consents or certificates granted or issued by any other Person, other than a Governmental Entity, relating to the business of the subject Person.

1.98           “LLC Agreements” shall mean the operating agreement for each of the LLCs.

1.99           “LLCs” shall have the meaning set forth in the Preamble.

1.100         “Losses” shall mean, with respect to any event or circumstance, any and all Liabilities, Encumbrances, penalties, fines, settlements, and causes of action, including, without limitation, any diminution in value of any real or personal property and reasonable attorneys’, experts’ and accountants’ fees, expenses and disbursements and court costs in connection with any of the foregoing incurred by a Person in connection with such event or circumstance.  The term Losses does not include (i) a diminution of value of real or personal property due to the operation of market conditions, (ii) the change in the fair market value of any securities, (iii) lost profits or lost opportunities as such relate to third party claims, unless any of the foregoing are included in any final and nonappealable judicially determined damage amount or (iv) amounts in respect of specific indemnifiable items that were included in the calculation of, and resulted in a dollar-for-dollar reduction in favor of the Purchaser in, the amount of the Closing Net Asset Adjustment; provided that amounts not included in the Closing Net Asset Adjustment but that relate to items or accounts included or taken into account in such calculation, may be Losses.

1.101                      “March 2008 Financials” shall have the meaning assigned to it in Section 3.9(c).

1.102                      “Market Value” of Purchaser Stock shall mean the trailing 30 trading day average closing price of shares of common stock of Purchaser (which shall include the reference date, if the U.S. financial markets have closed) on the market on which such security is listed.  If shares of Purchaser common stock are not listed on a stock exchange, but are quoted on the OTC Bulletin Board or on the Pink Sheets, the Market Value of such security shall be the average of the mean of the closing bid and asked prices per share of such security for the 30 trading days preceding such date.

1.103                      “Material Adverse Effect” or “Material Adverse Change” shall mean any effect, change, circumstance, development or event (each a “Change” and collectively, “Changes”) that, individually or in the aggregate, is or would reasonably be expected to be materially adverse to or in respect of the condition (financial or otherwise), business, operations, results of operations, affairs, assets, liabilities, Licenses, Permits, rights or prospects (whether contractual or otherwise) of a specified Person or Persons when taken as a whole; provided that  Changes resulting from any of the following shall not be taken into account when determining whether a “Material Adverse Effect” has occurred or would reasonably be expected to occur: (A) general economic, political, financial or securities market conditions and (B) general conditions to the industry in which the specified Person or Persons operate, provided that, in either case ((A) or (B)) such Changes do not disproportionately affect the specified Person or Persons.

1.104                      “Material Contract” shall have the meaning assigned to it in Section 3.15(a).

1.105                      “Maximum Share Offset” shall mean a number of shares of Purchaser Stock equal to (i) (a) $4,500,000 divided by (b) the NCEH Book Value Per Share and (ii) after completion of Purchaser’s fiscal year 2008 audit and the full satisfaction of any required Core Decrease or Core Increase pursuant to Section 2.6 hereof (by way of a cash payment or the repurchase of Seller Restricted Shares, in either case actually effected in accordance therewith), (a) $1,000,000 divided by (b) the greater of (1) NCEH Book Value Per Share and (2) the Market Value of Purchaser Stock as of the applicable date.

1.106                      “Miami Earnout” shall have the meaning assigned to it in Section 2.8(b).

1.107                      “Miami Shares” shall mean the shares of common stock, par value .01 per share, of Wilhelmina Miami.

1.108                      “Minimum Liquidity Requirement” means a number equal to (a) $1 million minus (b) unrestricted cash and cash equivalents (which shall exclude security deposits) of the Wilhelmina Transferred Companies as of the close of business on the Closing Date minus (c) the Revolver Reduction Amount; provided that, if the foregoing calculation yields a negative number, the “Minimum Liquidity Requirement” shall be $0.

1.109                      “Model Contest Business” shall mean the annual model search competitions carried out by the Wilhelmina Transferred Companies, including particularly WAM, in conjunction with certain third parties, including magazine publishers.

1.110                      “Name Change Approval” shall have the meaning assigned to it in Section 6.9.

1.111                      "NCEH Book Value Per Share" shall mean (a) net book value per Purchaser Share as of the month end prior to the date of this Agreement (which the parties agree is $0.247) minus (b) an amount equal to (x) Ratable Purchaser Transaction Expenses divided by (y) the number of shares of Purchaser Stock outstanding as of the date of the Agreement.  For purposes of the foregoing, (i) “Ratable Purchaser Transaction Expenses” means (x) Purchaser’s Transaction Expenses incurred as of the date that is five Business Days prior to the Closing (which expenses shall be determined by Purchaser based on invoices received to date, plus a reasonable estimate by Purchaser in good faith of any noninvoiced amounts as of such date) multiplied by (y) the Pro Forma Seller Percentage; and (ii) “Pro Forma Seller Percentage” means the sum of the “Pro Forma” percentages applicable to “Dieter Esch and Affiliates” and “Brad Krassner and Affiliates” set forth on Schedule 5.4.

1.112                      “New Employment Agreement” shall have the meaning assigned to it in Section 8.2(c)(ii).

1.113                      “NYBCL” shall have the meaning assigned to it in Section 2.2(e).

1.114                      “Objection Notice” shall have the meaning assigned to it in Section 2.9(a).

1.115                      “Old Employment Agreements” shall have the meaning assigned to it in Section 3.20(b).

1.116                      “Order” shall mean any judgment, order, writ, decree, injunction, award, ruling or other determination whatsoever of any Governmental Entity or any other entity or body (including, without limitation, any arbitration or similar panel) whose finding, ruling or holding is legally binding or is enforceable as a matter of right (in any case, whether preliminary or final).

1.117                      “Organizational Documents” shall mean the articles or certificate of incorporation, bylaws, certificate of organization, operating agreement, certificate of partnership, partnership agreement or other governing or constituent documents of a Person.

1.118                      “Patents” shall mean all letters patent and pending applications for patents of the United States and all countries foreign thereto, including regional patents, certificates of invention and utility models, rights of license or otherwise to or under letters patent, certificates of intention and utility models which have been opened for public inspection and all reissues, divisions, continuations and extensions thereof.

1.119                      “Permits” shall mean all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises, rights, variances (including zoning variances), Orders, qualifications and similar rights or approvals granted or issued by any Governmental Entity relating to the Property or the Business of the Company or any Subsidiary.

1.120                      “Person” shall mean any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, joint venture, trust, estate, association, union, entity, or other form of business organization or any Governmental Entity whatsoever.

1.121                      “Prepaid Items” shall mean all of the Company’s prepaid expenses, including but not limited to advances and deposits.

1.122                      “Prohibited Transaction” shall mean any transaction prohibited by Section 406 of ERISA or “prohibited transaction” under Section 4975(c) of the Code with respect to any Employee Benefit Plan, except for transactions which are exempt under Section 408 of ERISA or Section 4975 of the Code.

1.123                      “Property” shall have the meaning assigned to it in Section 3.7.

1.124                      “Proprietary Information” shall mean any and all of the following matter and information: trade secrets, ideas, techniques, processes, operation methods, new product or service developments, product or service plans or improvements, customer and client lists, Talent lists, financial information or statements, sales or marketing information, plans or strategies, Talent information or new Talent acquisition plans, personnel information or new personnel acquisition plans, details of any Contracts, pricing and fee policies, projections and other similar information that the Wilhelmina Transferred Companies or their Subsidiaries own, use or  will use, and/or which is useful in Business.   “Proprietary information'' shall not include information that (a) was or becomes generally available to the public other than as a result of a disclosure by a Seller, or the Affiliates, counsel, accountants and other representatives of any Seller, or (b) was or becomes available to a Seller on a non-confidential basis from a source other than the Purchaser or its advisors, provided that such source was not known by such Seller to be bound by any agreement with the Purchaser or any of its Affiliates to keep such information confidential, or otherwise prohibited from transmitting the information to you by a contractual, legal or fiduciary obligation.

1.125                      “Proxy Statement” shall have the meaning assigned to it in Section 6.8(a).

1.126                      “Purchaser” shall have the meaning assigned to it in the Preamble.

1.127                      “Purchaser Group” shall have the meaning assigned to it in Section 10.2.

1.128                      “Purchaser Issued Shares” shall have the meaning assigned to it in Section 5.4(c).

1.129                      “Purchaser SEC Reports” shall have the meaning assigned to it in Section 5.5(a).

1.130                      “Purchasers Knowledge” or “Knowledge of Purchaser” (or similar formulation) shall mean the actual knowledge of any officer of Purchaser.

1.131                      “Purchaser Stock” or “Purchaser Shares” shall mean the shares of common stock of Purchaser, par value $.01 per share.

1.132                      “Purchaser Value Loss” shall have the meaning assigned to it in Section 10.6(c).

1.133                      “Real Property” shall mean any real estate or interest therein, together with all buildings, improvements, fixtures, easements, options to acquire real estate or interest therein, rights to unpaid insurance proceeds in respect of Losses to real estate, rights to unpaid condemnation awards and all other rights in or appurtenant thereto.

1.134                      “Real Property Leases” shall have the meaning assigned to it in Section 3.8.

1.135                      “Registration Rights Agreement” shall have the meaning assigned to it in the Recitals.

1.136                      “Reportable Event” shall have the meaning assigned to it in ERISA.

1.137                      “Representation Business” shall have the meaning assigned to it in Section 9.2(c).

1.138                      “Representative” shall have the meaning assigned to it in Section 14.8.

1.139                      “Required Consents” shall mean any Consent required from any Person or under any Contract or Law, as applicable, including all Governmental Consents and Required Third Party Consents listed on Schedule 3.6 attached hereto.

1.140                      “Required Third Party Consents” shall have the meaning assigned to it in Section 6.7(b).

1.141                      “Requisite Stockholder Vote” shall mean the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of the outstanding shares of Purchaser Stock.

1.142                      “Restricted Area” shall have the meaning assigned to it in Section 9.2(a).

1.143                      “Restricted Business” shall have the meaning assigned to it in Section 9.2(a).

1.144                      “Restricted Patterson Shares” shall have the meaning assigned to it in Section 6.12.

1.145                      “Restricted Period” shall mean the period commencing on the Closing Date and ending on the date which is six and one-half (6 ½) years from the Closing Date.

1.146                      “Restricted Sellers” shall have the meaning assigned to it in Section 9.2.

1.147                      “Restricted Share Amount” shall have the meaning assigned to it in Section 2.7.

1.148                      “Revolver Reduction Amount” shall mean a number (which may be positive or negative) equal to (a) $1.5 million minus (b) all outstanding principal amounts and accrued interest owing to Signature Bank under the Company’s revolving line of credit as of the close of business on the Closing Date.

1.149                      “Rights Agreement” shall have the meaning assigned to it in the Recitals.

1.150                      “SEC” shall have the meaning assigned to it in Section 5.5(a).

1.151                      “Securities” shall mean all units of membership interests, shares of capital stock, partnership interests, options, warrants, notes, bonds or other equity or debt securities which have been offered or sold by the subject entity.

1.152                      “Securities Act” shall mean the Securities Act of 1933, or any successors thereto, and the rules and regulations promulgated thereunder, as amended and supplemented from time to time.

1.153                      “Seller Basket” shall have the meaning assigned to it in Section 10.4(a).

1.154                      “Seller Group” shall have the meaning assigned to it in Section 10.5.

1.155                      “Seller Restricted Shares” shall have the meaning assigned to it in Section 2.7.

1.156                      “Sellers” shall have the meaning assigned to it in the Preamble.

1.157                      “Signature Bank Security Interests” shall have the meaning assigned to it in Section 7.3(i).

1.158                      “Stockholder Approvals” shall have the meaning assigned to it in Section 6.9.

1.159                      “Stockholder Meeting” shall have the meaning assigned to it in Section 6.9.

1.160                      “Subsidiary” shall mean any entity with respect to which a specified Person (or a Subsidiary thereof) directly or indirectly owns 50% or more of the voting stock, units, or membership interests, or otherwise has the power to vote or direct the voting of sufficient Securities to elect at least half of the entity directors or managers, as the case may be.

1.161                      “Surviving Corporation” shall have the meaning assigned to it in Section 2.2(a).

1.162                      “Talent” shall mean any model, entertainer, artist, athlete or other “talent” or celebrity.

1.163                      “Talent Agreement” shall have the meaning assigned to it in Section 3.15(a)(iii).

1.164                      “Talent Business” shall have the meaning assigned to it in Section 9.2(c).

1.165                      “Tax Returns” shall mean all returns, reports, Claims for refunds or other information filed with any Governmental Entity in connection with Taxes (including, without limitation, information returns and declarations of estimated tax).

1.166                      “Taxes” shall mean (i) all taxes, charges, fees, levies or other assessments including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, payroll, employment, social security, unemployment, excise, estimated, stamp, occupancy, occupation, property or other similar taxes, including any interest or penalties thereon, and additions to tax or additional amounts imposed by any federal, state, local or foreign Governmental Entity, domestic or foreign (a “Taxing Authority”) and (ii) all Liability for the payment of any taxes, interest, penalty, addition to tax or like additional amount resulting from the application of Treasury Regulation § 1.1502-6 or comparable Law.

1.167                      “Term Loan Amount” shall mean the amount of all outstanding principal and accrued interest under the Company’s term loan owing to Signature Bank and any other borrowings of the Wilhelmina Transferred Companies (other than any amounts under or in connection with: (a) the Company’s revolver with Signature Bank (b) the Krassner Note and (c) intercompany debt between or among the Wilhelmina Transferred Companies and their wholly owned subsidiaries) as of the close of business on the Closing Date.

1.168                      “Terminated Agreements” shall have the meaning assigned to it in Section 7.3(h).

1.169                      “Third Party” shall mean any Person other than any Seller, Wilhelmina Transferred Company, and any Subsidiary thereof, or an Affiliate of any of the foregoing.

1.170                      “Total Divisional Loss” shall have the meaning assigned to it in Section 2.8(e).

1.171                      “Trademarks” shall mean registered trademarks, registered service marks, trademark and service mark applications, and unregistered trademarks and service marks.

1.172                      “Transaction Expense Payment” shall have the meaning assigned to it in Section 13.3.

1.173                      “Transaction Expenses” shall mean the legal, accounting, financial advisory and consulting fees and other fees and expenses incurred by any party hereto in connection with the negotiation and closing of the Contemplated Transactions, including any letter of intent, this Agreement, any Collateral Documents, any document or filing in connection with the SEC approval process (including the Proxy Statement), the Stockholders Meeting, any Third Party Consent or otherwise.  Transaction Expenses shall exclude any Designated Matter Legal Fees.

1.174                      “Unaudited Monthly Statements” shall have the meaning assigned to it in Section 6.5.

1.175                      “WAM” shall have meaning set forth in the Preamble.

1.176                      “WAM Business” means the artist or talent management business, including but not limited to celebrity or talent endorsements, sponsorships, appearances, licensing and product lines, and campaigns (but excluding in all cases the core model management booking business).

1.177                      “WAM Earnout” shall have the meaning assigned to it in Section 2.8(a).

1.178                      “WAM EBITDA” means, for any period and without duplication, (a) the EBITDA of WAM related to the WAM Business, plus (b) the addbacks and, minus (c) the deductions set forth on Schedule 1.178 hereto.  For avoidance of doubt, WAM EBITDA is intended to include solely EBITDA from the WAM Business and shall in all cases exclude any Core EBITDA, such as the Model Contest Business.

1.179                      “WAM Units” shall mean the units or membership interests of WAM.

1.180                      “Wilhelmina Equity Interests” shall mean the Wilhelmina Shares and the Wilhelmina Units.

1.181                      “Wilhelmina Expense Amount” shall mean a number (which number may be positive or negative) equal to (i) $35,000, minus (ii) the Transaction Expenses incurred by or otherwise to be paid by the Wilhelmina Transferred Companies or their Subsidiaries, that remain unpaid prior to Closing.

1.182                      “Wilhelmina Licensing” shall have the meaning set forth in the Preamble.

1.183                      “Wilhelmina Licensing Units” shall mean the units or membership interests of Wilhelmina Licensing.

1.184                      “Wilhelmina Miami” shall have meaning set forth in the Preamble.

1.185                      “Wilhelmina Miami EBITDA” means, for any period and without duplication, (a) the EBITDA of Wilhelmina Miami, plus (b) the addbacks and minus (c) the deductions, in each case as set forth on Schedule 1.185 hereto.  For avoidance of doubt, Wilhelmina Miami EBITDA excludes all EBITDA (including any Core EBITDA) not directly generated by Wilhelmina Miami.

1.186                      “Wilhelmina Models” shall mean Wilhelmina Models, Inc., a New York corporation.

1.187                      “Wilhelmina Shares” shall mean, collectively, the Company Shares and the Miami Shares.

1.188                      “Wilhelmina Subsidiaries” means Wilhelmina Models Inc., a New York corporation; Wilhelmina West, Inc.; L.W. 1. Inc.; and Wilhelmina Kids & Creative Management LLC, a Delaware corporation.

1.189                      “Wilhelmina Transferred Companies” shall have meaning set forth in the Preamble.

1.190                      “Wilhelmina TV” shall have the meaning set forth in the Preamble.

1.191                      “Wilhelmina TV Units” shall mean the units or membership interests of Wilhelmina TV.

1.192                      “Wilhelmina Units” shall mean, collectively, the WAM Units, Wilhelmina Licensing Units and Wilhelmina TV Units.

ARTICLE 2
THE TRANSACTION

2.1           Closing.  On and subject to the terms and conditions of this Agreement, at the Closing: (i) the Merger Sub will merge with and into the Company (the “Merger”) in accordance with Sections 2.2 through 2.5, and (ii) each Seller shall sell, assign, convey and deliver to Purchaser (or Purchaser Sub, as applicable), and Purchaser shall (or shall cause Purchaser Sub, as applicable, to) acquire from each such Seller, good and marketable title to all outstanding Wilhelmina Equity Interests (other than the Company Shares which shall be transferred by merger pursuant to clause (i)) held by such Seller, free and clear of all Encumbrances, in accordance with Sections 2.5, 2.6 and 2.8.  Schedule 2.1(a) sets forth a list of the Wilhelmina Equity Interests held by each Seller and transferred to Purchaser hereunder.

2.2           The Merger.

(a)           At the Effective Time, (i) the separate existence of Merger Sub will cease and Merger Sub will be merged with and into the Company (Merger Sub and the Company are sometimes referred to herein as the “Constituent Corporations”; with respect to periods after the Effective Time, the Company is sometimes referred to herein as the “Surviving Corporation”); (ii) the Certificate of Incorporation of Merger Sub in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation; and (iii) the By-laws of Merger Sub as in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Corporation.

(b)           At the Effective Time, title to all property owned by each of the Constituent Corporations shall vest in the Surviving Corporation without reversion or impairment, and the Surviving Corporation shall automatically assume all of the liabilities of each Constituent Corporation.

(c)           Immediately after the Effective Time, Purchaser shall elect those individuals set forth on Schedule 2.2(c) to the Board of Directors of the Surviving Corporation (which persons will constitute the entire Board of Directors of the Surviving Corporation).  Neither Purchaser nor the Surviving Corporation is under any obligation to maintain any person in any such position.

(d)           Immediately after the Effective Time, Purchaser shall cause the Board of Directors of the Surviving Corporation to name the persons set forth on Schedule 2.2(d) as officers of the Surviving Corporation in the positions indicated, provided however, that neither Purchaser nor the Surviving Corporation is under any obligation to maintain any person in any such position, except to the extent provided in the Mutual Support Agreement.

(e)           On the Closing Date, the Company and Merger Sub will cause the Certificate of Merger (the “Certificate of Merger”) to be executed and filed with the New York Secretary of State as provided in the New York Business Corporation Law (the “NYBCL”) and shall make all other filings or recordings required under the NYBCL in order to effect the Merger.

(f)           The Merger shall become effective on the day and time of the filing of the Certificate of Merger with the New York Secretary of State, or at such other date or time as the Parties may agree.  The date and time of such effectiveness is herein sometimes referred to as the “Effective Time”.

(g)           As of the Effective Time, by virtue of the Merger and without any action on the part of the holders of any Company Shares or the holders of capital stock of Merger Sub:

(i)           Each issued and outstanding Company Share shall be automatically converted into the right to receive a pro-rata portion of the Aggregate Merger Consideration as defined in Section 2.3 upon surrender, in the manner provided in Section 2.5 hereof, of the certificate that formally evidenced such Company Share.  All such Company Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such Company Shares shall cease to have any rights with respect thereto, except the right to receive a portion of the Aggregate Merger Consideration therefor upon the surrender of such certificate in accordance with Section 2.5.  Any Company Shares held as treasury shares by the Company shall automatically be cancelled and retired and shall cease to exist, and shall not be converted into the right to receive any consideration.

(ii)           Each issued and outstanding share of the capital stock of Merger Sub shall automatically, and without any action on the part of the holder thereof, be converted into one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

(h)           As soon as practicable after the Effective Time, each holder of Company Shares prior to the Effective Time will surrender the certificates representing the Company Shares pursuant to Section 2.5.  Upon the surrender of all the Company Shares owned by a stockholder, such Person shall promptly receive from Purchaser the portion of the Aggregate Merger Consideration which such Person is entitled to receive pursuant to Section 2.5.

(i)           In the event any certificate or certificates which immediately prior to the Effective Time represented outstanding Company Shares (the “Certificates”) shall have been lost, stolen or destroyed, upon the making of an affidavit of fact by the Person claiming such Certificate(s) to be lost, stolen or destroyed and, if required by Purchaser, the posting by such person of a bond in such sum as Exchange Agent may reasonably direct as indemnity against any claim that may be made against any party hereto or the Surviving Corporation with respect to such Certificate(s), the Exchange Agent will disburse the Merger Consideration pursuant to Section 2.5 payable in respect of the Company Shares represented by such lost, stolen or destroyed Certificate(s).

(j)           At the Effective Time, the stock transfer books of the Company shall be closed, and thereafter there shall be no further registration of transfers of the Company Shares on the records of the Company.  From and after the Effective Time, the holders of Certificates evidencing ownership of the Company Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Company Shares, except as otherwise provided for herein or by applicable law.  If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article 2.

(k)           The Merger is intended to constitute a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code.  Each party shall treat the Merger consistent with such characterization, including complying with the reporting and record keeping requirements of Treasury Regulation Section 1.368-3.

(l)           The Merger shall have all further effects as specified in the applicable provisions of the NYBCL.

2.3           Transaction Consideration.

(a)           The aggregate merger consideration shall be $15,000,000 of shares of Purchaser Stock calculated based on NCEH Book Value Per Share of newly issued shares of Purchaser Stock (the “Aggregate Merger Consideration”), subject to the provisions of Section 2.7 (Seller Restricted Shares) and as adjusted pursuant to the provisions of this Article 2.  Schedule 2.3 sets forth the portion of the Aggregate Merger Consideration that will be distributable to each applicable Seller at Closing and the portion of the Aggregate Merger Consideration that will be placed into Escrow pursuant to Section 2.7.

(b)           Subject to Section 2.15, the aggregate consideration (the “Aggregate Purchase Consideration”) payable by Purchaser in respect of the purchase of all outstanding Wilhelmina Equity Interests (other than the Company Shares or the Miami Shares) shall be (i) $9,000,000 minus (ii) the Designated Matter Cash Deduction, in cash allocated as set forth on Schedule 2.3, as adjusted pursuant to the provisions of this Article 2 and reduced by any applicable withholding Tax; plus, as part of the consideration for the WAM Units, the WAM Earnout and as consideration for the Miami Shares, the Miami Earnout.

2.4           No Fractional Shares.  Notwithstanding any other provision of this Agreement, no fraction of a share of Purchaser Stock will be issued by virtue of the Merger, but in lieu thereof each holder of shares of Company Shares who would otherwise be entitled to receive a fraction of a share of Purchaser Stock (after aggregating all fractional shares of Purchaser Stock that otherwise would be received by such holder) shall, upon surrender of such holder’s Company Certificate(s) receive from Purchaser one share of the Purchaser Stock (after taking into account all shares of Company Shares owned by such holder at the Effective Time).

2.5           Payment for Shares in the Merger.  The manner of making payment for Company Shares in the Merger shall be as follows:

(a)           On or prior to the Closing Date, Purchaser shall make available to Securities Transfer Corporation (the “Exchange Agent”) for the benefit of the holders of Company Shares, a sufficient number of shares of Purchaser Stock required to effect the delivery of the Aggregate Merger Consideration.

(b)           Promptly after the Effective Time, the Exchange Agent shall mail to each holder of record (as of the Effective Time) of a Certificate or Certificates (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass, only upon proper delivery of the Company Certificates to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Company Certificates in exchange for certificates representing shares of Purchaser Stock pursuant to Section 2.2, and any dividends or other distributions pursuant to this Section 2.5.  Upon surrender of Company Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Purchaser, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Company Certificates shall be entitled, at the Effective Time, to receive in exchange therefore, certificates representing the number of whole shares of Purchaser Stock into which their shares of Company Shares were converted pursuant to Section 2.2, a share of Purchaser Stock in lieu of fractional shares which such holders have the right to receive pursuant to Section 2.2 and any dividends or other distributions payable pursuant to Section 2.5(c), and the Company Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Company Certificates will be deemed, from and after the Effective Time, to evidence only the ownership of the number of whole shares of Purchaser Stock into which such shares of Company Shares shall have been so converted (including any voting, notice or other rights associated with the ownership of such shares of Purchaser Stock under the Certificate of Incorporation or Bylaws of Purchaser or under New York Law) and the right to receive one share of Purchaser Stock in lieu of the issuance of any fractional shares in accordance with Section 2.2 and any dividends or other distributions payable pursuant to Section 2.5(c).

(c)           No dividends or other distributions that are declared after the Effective Time on Purchaser Stock and payable to the holders of record thereof after the Effective Time will be paid to persons entitled by reason of the Merger to receive Purchaser Stock until such persons surrender their Company Certificates as provided above.  Upon such surrender, there shall be paid to the person in whose name the Purchaser Stock are issued any dividends or other distributions having a record date after the Effective Time and payable with respect to such Purchaser Stock between the Effective Time and the time of such surrender.  After such surrender, there shall be paid to the person in whose name the Purchaser Stock are issued any dividends or other distributions on such Purchaser Stock which shall have a record date after the Effective Time.  In no event shall the persons entitled to receive such dividends or other distributions be entitled to receive interest on such dividends or other distributions.

(d)           If any certificate representing Purchaser Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the Certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of certificates for such Purchaser Stock in a name other than that of the registered holder of the Certificate surrendered, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

(e)           Notwithstanding the foregoing, neither the Exchange Agent nor any of the Parties shall be liable to a holder of Company Shares for any Purchaser Stock or dividends thereon delivered to a public official pursuant to applicable escheat law.  The Exchange Agent shall not be entitled to vote or exercise any rights of ownership with respect to the Purchaser Stock held by it from time to time hereunder, except that it shall receive and hold all dividends or other distributions paid or distributed with respect to such Purchaser Stock for the account of the persons entitled thereto.

(f)           Subject to applicable law, any portion of the Aggregate Merger Consideration which remains unclaimed by the former stockholders of the Company for one (1) year after the Effective Time shall be delivered to Purchaser, upon demand of Purchaser, and any former stockholder of the Company shall thereafter look only to Purchaser for payment of their applicable claim for their Company Shares.

(g)           No transfers of Company Shares shall be made on the stock transfer books of the Company after the close of business on the day immediately prior to the date of the Effective Time.

2.6           Core Adjustment.

(a)           As soon as reasonably practicable but not later than thirty (30) days following completion of Purchaser’s fiscal year 2008 audit, the Purchaser shall inform the Control Sellers of its good faith calculation, based on the books and records of the Company, of the Core Increase or the Core Decrease, as applicable.  For a period of thirty (30) days after the date that the Purchaser informs the Control Sellers of its calculations, the Purchaser will provide the Control Sellers with full reasonable access to the Company’s Books and Records, personnel and accountants during normal business hours and upon reasonable notice.  In the event that the Purchaser receives an objection notice relating to such calculations from the Control Sellers within such thirty (30) day period, the dispute as to the calculation will be resolved pursuant to Section 2.9 of this Agreement.

(b)           The Aggregate Purchase Price shall be adjusted either (i) upwards, in the amount of the Core Increase or (ii) downwards, in the amount of the Core Decrease.  The “Core Increase” shall mean, if the Base Price is higher than the Initial Enterprise Proceeds, the excess of (a) the Base Price over (b) Initial Enterprise Proceeds.  The “Core Decrease” shall mean, if the Base Price is lower than the Initial Enterprise Proceeds, the excess of (c) the Initial Enterprise Proceeds over (d) the Base Price.  The “Base Price” means a number equal to (i) the product of (x) 7.5 times (y) Average Core EBITDA, plus (ii) Closing Net Asset Adjustment plus (iii) the Wilhelmina Expense Amount plus (iv) the Designated Matter True-Up (if applicable).  “Average Core EBITDA” means the average of audited 2007 Core EBITDA and audited 2008 Core EBITDA.  In the event that a Core Increase is required, Purchaser shall pay the Control Sellers in cash in immediately available funds (subject to the last sentence of this Section 2.6(b)), pro-rata for their equity ownership in the Company prior to Closing, the amount of such Core Increase within the later of (A) 30 calendar days following Purchaser’s delivery of the calculation of such Core Increase pursuant to Section 2.6(a) or (B) 10 (ten) days following the resolution, in accordance with Section 2.9 of this Agreement, of any objection raised in compliance with Section 2.6(a) above.  In the event that a Core Decrease is required, Esch and Krassner shall each pay (or cause to be paid by Lorex and the Krassner L.P., respectively) the Purchaser in cash in immediately available funds, 50% of the amount of such Core Decrease within the later of (A) 30 calendar days following Purchaser’s delivery of the calculation of such Core Decrease pursuant to Section 2.6(a) or (B) 10 (ten) days following the resolution, in accordance with Section 2.9 of this Agreement, of any objection raised in compliance with Section 2.6(a) above), not to exceed $2,250,000 in each case ($4,500,000 in the aggregate); provided that if either Esch or Krassner fails to timely make (or caused to be made) its required cash payment pursuant to the foregoing (or if either otherwise elects), Purchaser shall have the right to promptly repurchase for $.0001 (one one-hundredths of one penny) per share such number of Seller Restricted Shares equal to (x) 50% (with respect to each of Esch and Krassner, for a total of 100% in the case of default and/or election by both) of the amount of the Core Decrease divided by (y) the lesser of (1) the Market Value of Purchaser Stock as of the date of repurchase and (2) the NCEH Book Value Per Share; provided that in no event shall Purchaser be permitted to purchase an amount of shares greater than the Maximum Share Offset pursuant to the foregoing.  Notwithstanding the foregoing, if (i) the Base Price is less than $25,500,000 and (ii) the sum of (A) Closing Net Asset Adjustment plus (B) Wilhelmina Expense Amount yields a negative number, Purchaser shall be permitted to offset against payments pursuant to Section 2.8 an amount equal to the lesser of (a) $25,500,000 minus the Base Price or (b) absolute value of the sum of (A) the Closing Net Asset Adjustment plus (B) the Wilhelmina Expense Amount.  In the event of any adjustments pursuant to this Section 2.6, the Parties hereto agree to use good faith efforts to reach agreement on the allocation of any such adjustments between the Aggregate Merger Consideration and the Aggregate Purchase Consideration; provided, however, that in the event that a Core Increase is required, any additional consideration that is allocable by virtue of this provision to Aggregate Merger Consideration shall be paid in Purchaser Stock (valued at Market Value as of the date of required payment) to the extent the payment of such additional consideration would cause more than 20 percent of the Aggregate Merger Consideration (based on the fair market value of the capital stock and other consideration that would otherwise constitute Aggregate Merger Consideration (i.e., without giving effect to the proviso)) to be paid in other than voting stock of the Purchaser in violation of Section 368(a)(2)(E)(ii) of the Code; provided, further that the Purchaser shall not be deemed in breach of this Section 2.6(b) in the event that the parties hereto have not resolved the appropriate allocation of any adjustments prior to the time of required payment by the Purchaser pursuant to the fifth sentence of this Section 2.6(b).

2.7           Seller Restricted Shares.  Concurrently with the Closing, a number of shares issuable as part of the Aggregate Merger Consideration and equal to (i) the Maximum Share Offset plus (ii) Designated Matter Holdback Shares (such total, the “Restricted Share Amount”) shall be deposited in escrow (the “Escrow”) to be held in accordance with the Escrow Agreement (collectively, the “Seller Restricted Shares”).  Olshan Grundman Frome Rosenzweig & Wolosky LLP shall serve as escrow agent for the Escrow.  Seller Restricted Shares shall be subject to repurchase by Purchaser pursuant to the provisions of the Escrow Agreement, as further described in Sections 2.6, 2.8, 2.16 and 10.7.  For the avoidance of doubt, the Seller Restricted Shares constitute a portion of the shares issuable to the Sellers at Closing pursuant to the Merger.

2.8           Earn-Out Payments; Off-Set.  The purchase price payable by Purchaser for WAM and Wilhelmina Miami, as applicable, shall be the right of the applicable Sellers to receive the following cash payments (collectively, the “Earn-Out Payments”) that may become deliverable or payable to the Sellers as follows:

(a)           WAM Earnout

(i)           As soon as reasonably practicable but not later than thirty (30) days following the third anniversary of the Closing Date, the Purchaser shall inform the Control Sellers of its good faith calculation, based on the books and records of WAM, of the WAM Earnout.  For a period of twenty (20) days after the date that the Purchaser informs the Control Sellers of its calculations, the Purchaser will provide the Control Sellers with full reasonable access to WAM’s Books and Records, personnel and accountants during normal business hours and upon reasonable notice.  In the event that the Purchaser receives an objection notice relating to such calculations from the Control Sellers within such twenty (20) day period, the dispute as to the calculation will be resolved pursuant to Section 2.9 of this Agreement.

(ii)           Subject to the provisions of Section 2.8(c) and the resolution of any objection raised in compliance with Section 2.8(a)(i) above, Purchaser shall pay to the Control Sellers, pro rata in accordance with their pre-closing ownership of WAM, an amount (if positive) in cash in immediately available funds equal to (a) five (5) multiplied by (b) the three year average of audited WAM EBITDA for the twelve month periods beginning on the Closing Date, the first anniversary of the Closing and the second anniversary of the Closing Date, respectively; provided that aggregate payments (determined prior to any adjustment pursuant to Section 2.8(c)) under this Section 2.8(a)(ii) shall not exceed $10,000,000; and provided further that revenue associated with any cash included in the calculation of the Closing Net Asset Adjustment under Section 2.6 shall be excluded from WAM EBITDA for purposes of the foregoing calculation.  The Earn-Out Payment described under this Section 2.8(a), subject to Section 2.8(c), is referred to as the “WAM Earnout”.  Any positive WAM Earnout payment owed by Purchaser shall be paid by Purchaser within the later of (A) 30 calendar days following Purchaser’s delivery of the calculation of the WAM Earnout pursuant to Section 2.8(a)(i) or (B) 10 (ten) days following the resolution, in accordance with Section 2.9 of this Agreement, of any objection raised in compliance with Section 2.8(a)(i) above.

(b)           Miami Earnout

(i)           As soon as reasonably practicable but not later than thirty (30) days following the third anniversary of the Closing Date, the Purchaser shall inform the Control Sellers of its good faith calculation, based on the books and records of Wilhelmina Miami, of the Miami Earnout.  For a period of twenty (20) days after the date that the Purchaser informs the Control Sellers of its calculations, the Purchaser will provide the Control Sellers with full reasonable access to Wilhelmina Miami’s Books and Records, personnel and accountants during normal business hours and upon reasonable notice.  In the event that the Purchaser receives an objection notice relating to such calculations from the Control Sellers within such twenty (20) day period, the dispute as to the calculation will be resolved pursuant to Section 2.9 of this Agreement.

(ii)           Subject to the provisions of Section 2.8(c) and the resolution of any objection raised in compliance with Section 2.8(b)(i) above, Purchaser shall pay to the Control Sellers and the Remaining Miami Sellers, pro rata for their pre-closing ownership of Wilhelmina Miami, an amount (if positive) in cash in immediately available funds equal to (a) 7.5 multiplied by (b) the three year average of audited Wilhelmina Miami EBITDA for the twelve months periods beginning on the Closing Date, the first anniversary of the Closing and the second anniversary of the Closing Date, respectively; provided that revenue associated with any cash included in the calculation of the Closing Net Asset Adjustment under Section 2.6 shall be excluded from Wilhelmina Miami EBITDA for purposes of the foregoing calculation . The Earn-Out Payment described under this Section 2.8(b), subject to Section 2.8(c), is referred to as the “Miami Earnout”.  Any positive Miami Earnout payment owed by Purchaser shall be paid by Purchaser within the later of (A) 30 calendar days following Purchaser’s delivery of the calculation of the Miami Earnout pursuant to Section 2.8(b)(i) or (B) 10 (ten) days following the resolution, in accordance with Section 2.9 of this Agreement, of any objection raised in compliance with Section 2.8(b)(i) above.

(c)           Notwithstanding anything to the contrary, Purchaser shall have the right, prior to making any payment under Section 2.8(a) or 2.8(b), and in addition to any other set off rights specifically provided for in this Agreement, to reduce the amount of any payments otherwise owing pursuant to either Section 2.8(a) or Section 2.8(b) by (a) the absolute value of any Aggregate Divisional EBITDA Loss and (b) if pursuant to Section 2.5 (i) the Base Price was less than $25,500,000 and (ii) the sum of  (A) Closing Net Asset Adjustment plus (B) the Wilhelmina Expense Amount yields a negative number, an amount equal to the lesser of (A) $25,500,000 minus the Base Price or (B) the absolute value of the sum of (A) Closing Net Asset Adjustment plus (B) Wilhelmina Expense Amount.  An “Aggregate Divisional EBITDA Loss” shall mean (a) an aggregate WAM EBITDA loss for the twelve months periods beginning on the Closing Date, the first anniversary of the Closing and the second anniversary of the Closing Date, respectively, if any, and/or (b) an aggregate Wilhelmina Miami EBITDA loss for the twelve months periods beginning on the Closing Date, the first anniversary of the Closing and the second anniversary of the Closing Date, respectively, if any (it being understood that an aggregate loss in each case shall be determined by summing EBITDA, including negative EBITDA, for all three periods).

(d)           After giving effect to any reduction(s) of Earnout Payments pursuant to Section 2.8(c), Purchaser shall pay any positive WAM Earnout and/or the Miami Earnout to the applicable Sellers, pro rata for their pre-closing ownership interests in WAM and Wilhelmina Miami, respectively, within the later of (A) 30 calendar days following Purchaser’s delivery of the calculations with respect to the WAM Earnout pursuant to Section 2.8(a)(i) and the Miami Earnout pursuant to Section 2.8(b)(i) (whichever is delivered later) or (B) 10 (ten) days following the resolution, in accordance with Section 2.9 of this Agreement, of all objections raised in compliance with Section 2.8(a)(i) or Section 2.8(b)(i) above.

(e)           In the event that either (i) Aggregate Divisional EBITDA Losses exist for both WAM and Wilhelmina Miami (the sum of such Aggregate Divisional EBITDA Losses, the “Total Divisional Loss”) or (ii) the amount an Aggregate Divisional EBITDA Loss exceeds the amount of any Earnout Payment (prior to any adjustment made under Section 2.8(c))  (an “Excess Divisional Loss”), then Purchaser shall have the right to promptly repurchase for $.0001 (one one-hundredths of one penny) per share a number of Seller Restricted Shares (valued at the greater of (i) the prevailing Market Value as of the date of repurchase and (ii) NCEH Book Value Per Share) equal to the Total Divisional Loss or the Excess Divisional Loss, as applicable; provided that in no event shall Purchaser be permitted to repurchase shares hereunder having a value greater than the lesser of (a) $1,000,000 and, if a repurchase of Seller Restricted Shares by Purchaser occurred pursuant to Section 2.6 hereof, (b) the value (measured at the greater of (1) the Market Value of Purchaser Stock as of the date of such repurchase and (2) NCEH Book Value Per Share) of the number of Seller Restricted Shares that were required to remain in escrow following such repurchase pursuant to Section 2.6 in respect of any Core Decrease.  Any such repurchase shall be effected on 50/50 proportionate basis between shares issued to Lorex and shares issued to Krassner L.P.  Each of Lorex or the Krassner L.P. shall have the right to cover their respective ½ portions of any Total Divisional loss or Excess Divisional Loss by a cash payment to Purchaser made within the time period required by Section 2.8 above (in which case Purchaser shall not repurchase Seller Restricted Shares pursuant to the foregoing).

(f)           The Earnout Payments may be payable in whole or in part in Purchaser Shares (valued at then prevailing Market Value), at the election of the Control Sellers, provided (a) that within fifteen (15) days after the date that the Purchaser informs the Control Sellers of its calculation of the WAM Earnout, the Control Sellers deliver to Purchaser a notice electing the whole or partial payment of the Earnout Payment in Purchaser Shares and (b) Purchaser consents thereto in writing at the time of such payment.  In the event that the Control Sellers fail to deliver such notice, then the Earnout Payments shall be payable in cash or Purchaser Shares, or any combination of cash and Purchaser Shares, at the sole discretion of Purchaser.

(g)           Earnout Payments shall be considered an adjustment to the Aggregate Purchase Price.  The net amount, if any, payable with respect to the WAM Earnout shall be allocable to the WAM Units, and the net amount, if any, payable with respect to the Miami Earnout shall be allocable to the Miami Shares.

2.9           Resolution of Calculation Objections.

(a)           Any objection notice delivered in connection with the matters set forth in Sections 2.6 and 2.8 shall be in writing (an “Objection Notice”) and set forth any alleged inaccuracies or miscalculations (the “Calculation Objection”) no later than 5:00 p.m., New York City time on the fifteenth (15th) day after receipt of such calculations from Purchaser.  If the Control Sellers do not deliver an Objection Notice to Purchaser by such date and time, the Control Sellers shall be deemed to have accepted such calculations as prepared by Purchaser.

(b)           Following the Purchaser’s receipt of any Objection Notice, the Purchaser and the Control Sellers shall negotiate in good faith to resolve such dispute.  In the event that the Control Sellers and the Purchaser fail to agree on any of the Control Sellers’s objections set forth in the Objection Notice within ten (10) days after the Purchaser receives the Objection Notice, the Control Sellers and the Purchaser agree that RSM McGladrey, independent public accountants, shall, within the thirty (30) day period immediately following referral of any calculation to RSM McGladrey, make the final determination of such calculation in accordance with the terms of this Agreement.  The Purchaser and the Control Sellers each shall provide RSM McGladrey with their respective determinations of such calculation and such supporting documentation and information as RSM McGladrey may request.  RSM McGladrey shall make an independent determination of the calculation that, assuming compliance with the previous clause, shall be final and binding on the Sellers and the Purchaser if RSM McGladrey’s determination shall be a number that is between or equal to one of the numbers proposed by the Purchaser to the Control Sellers and the Control Sellers in the objection notice.  If RSM McGladrey’s determination of any calculation is not between the calculations of the Purchaser and the Control Sellers, then the calculation determined by the party that was closer to that of RSM McGladrey shall be final and binding.  The Control Sellers and the Purchaser shall each pay one-half (½) of the fees, costs and expenses of RSM McGladrey in connection with the foregoing.

2.10           Krassner Note.  At the Closing, the outstanding principal amount (which the parties agree is $6,000,000), plus any accrued but unpaid interest, under the Krassner Note shall be paid in its entirety to the Krassner L.P. by Purchaser, or by Merger Sub (or the Surviving Corporation with funds contributed by Purchaser) on behalf of Purchaser, and the Krassner Note shall be forthwith cancelled and be no longer of any force and effect.

2.11           Purchaser Sub.  Purchaser shall have the right to consummate any purchase of Wilhelmina Equity Interests hereunder through a newly formed subsidiary entity or entities of Purchaser.  Purchaser shall inform the Control Sellers within 5 Business Days prior to the Closing of its intention with respect to which entity shall make the applicable acquisitions of equity interests hereunder.  For avoidance of doubt, unless the context indicates otherwise, Purchaser alone shall have the right to determine which Purchaser entity is applicable in the event of references under this Agreement to “Purchaser or Purchaser Sub” or a similar formulation.

2.12           Controlled Vehicles; Set Offs.  For the avoidance of doubt, Purchaser shall be permitted to adjust amounts owed to any Affiliate of Esch or Krassner (e.g., owed to Lorex (controlled by Esch) or to the Krassner L.P. (controlled by Krassner), respectively) with amounts owed or payable by Esch or Krassner under this Agreement, and vice versa.  No Control Seller shall assert that the ownership or transfer of any Wilhelmina entity by such Control Seller’s affiliate (e.g., by Lorex and the Krassner L.P., respectively, in the case of Esch and Krassner, respectively, and vice versa), rather than such Control Seller, precludes Purchaser from setting off against, or otherwise adjusting amounts owed to such Affiliate under this Agreement.

2.13           Election.  The Control Sellers may elect to direct the payment of shares of Purchaser Stock otherwise payable to them as part of the consideration under this Agreement to qualified Persons who make the representations set forth in Section 4.7, Section 4.8 and Section 4.9 of this Agreement.

2.14           Aggregate Purchase Consideration Allocation.

(a)           After a thorough analysis of the assets of each LLC and arm’s length negotiations, the parties agree that the Aggregate Purchase Consideration with respect to such LLC (including any contingent portion of the Aggregate Purchase Consideration) and the liabilities of such LLC immediately before the Closing, to the extent not required to be treated as interest under Section 1274 of the Code, shall be allocated among the assets of such LLC as follows:

(i)           to each asset of the LLC (other than Section 197 intangibles, within the meaning of Section 197 of the Code), there shall be allocated an amount equal to the book value of such asset net of the book value of any contra account with respect thereto, in each case determined in accordance with GAAP as reflected on the LLC’s books and records immediately prior to the Closing, and

(ii)           the balance, including all contingent payments with respect to such LLC (except to the extent required to be treated as interest) shall be allocated to Section 197 intangibles within the meaning of Section 197 of the Code, including goodwill.

(b)           No portion of such amount shall be allocated to the covenants contained in Article 9.

(c)           Each of the parties (i) shall be bound by the allocations described in this Section 2.14 for all purposes, including determining any Taxes, (ii) shall prepare and file all Tax Returns to be filed in a manner consistent with such allocations, and (iii) shall not take (or permit any affiliate to take any position inconsistent with such allocations in any Tax Return, any proceeding before a Governmental Authority or otherwise.  In the event the allocation is disputed by a Governmental Authority, the party receiving notice of such dispute shall promptly notify and consult with the other parties concerning the resolution of such dispute, and shall keep the other parties apprised of the status of such dispute and the resolution thereof.

2.15           Patterson Payment.  Notwithstanding anything to the contrary, an amount in cash (i) equal to one-half of the Patterson Payment Amount and (ii) otherwise payable to Control Sellers as cash consideration under Section 2.3(b) at Closing, shall be directed and paid to Patterson to satisfy, together with the issuance of Purchaser Shares (including Restricted Patterson Shares) under Section 6.12 hereof, the Company’s obligations in respect of any change in control or related payment under Patterson’s Old Employment Agreement.  The "Patterson Payment Amount" shall mean the amount (if any) jointly determined by the Control Sellers and Purchaser to be owed at Closing to Patterson in respect of any change in control or related payment under Patterson's Old Employment Agreement in connection with the transactions contemplated by this Agreement.  The total foregoing cash payment shall be an adjustment to the Aggregate Purchase Price.

2.16           Designated Matter Repurchase.   If, as a result of the settlement with respect to the matter set forth on Schedule 10.2(d) under the heading “Program Amounts”, the Designated Matter Post Closing Amount exceeds the Designated Matter Cash Deduction, then Purchaser shall have the right to promptly repurchase for $.0001 (one one-hundredths of one penny) per share a number of Designated Matter Holdback Shares having a value equal to the Designated Matter Repurchase Share Amount.  Any repurchase of Designated Matter Holdback Shares pursuant to this Section 2.16 shall occur no later than 90 days following the later of (i) final settlement with respect to the matter set forth on Schedule 10.2(d) under the heading “Program Amounts” and (ii) full satisfaction of any required Core Decrease or Core Increase pursuant to Section 2.6 hereof.  In no event shall Purchaser repurchase any Designated Matter Holdback Shares other than pursuant to this Section 2.16; provided that Designated Matter Holdback Shares shall not be Purchaser’s sole remedy with respect to the indemnification amounts covered by Section 10.2(d).

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF WILHELMINA TRANSFERRED COMPANIES AND CONTROL SELLERS

Each of the Wilhelmina Transferred Companies and Control Sellers severally in accordance with the percentages set forth on Schedule B hereby make the following representations and warranties to the Purchaser and Merger Sub as of the date hereof and as of the Closing Date, except that to the extent that a representation or warranty relates to a particular Control Seller, such representation or warranty, as it relates to such Control Seller, shall be deemed to have been made by such Control Seller severally and not jointly:

3.1           Organization.  Each of the Wilhelmina Transferred Companies and their Subsidiaries is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.  Each of the Wilhelmina Transferred Companies and their Subsidiaries is duly authorized or admitted to conduct business and, where applicable, is in good standing under the laws of each jurisdiction where such authorization or admission is required, except where the failure to do so would not have a Material Adverse Effect.  All of such jurisdictions are listed on Schedule 3.1(a).  Each of the Wilhelmina Transferred Companies and their Subsidiaries has the power and authority to own its property and to carry on its business as presently conducted or as presently contemplated by such entity.  Correct and complete copies of the operating or limited liability company agreement, Certificate or Articles of Organization (as applicable), or Certificate or Articles of Incorporation (as applicable) and Bylaws of each of the Wilhelmina Transferred Companies and their Subsidiaries (as applicable), as amended through the Closing Date, have been delivered to the Purchaser.  None of the Wilhelmina Transferred Companies is in violation of any term of its respective Operating Agreement, Certificate or Articles of Organization (as applicable), or Certificate or Articles of Incorporation (as applicable) or Bylaws (as applicable), as amended to the Closing Date, or any Contract, Order, or Law applicable to it.  True and complete listings of the managers, members, officers and directors (as applicable) of each of the Wilhelmina Transferred Companies their Subsidiaries are set forth on Schedule 3.1(b).

3.2           Legal Authority; Binding Effect.  Each of the Wilhelmina Transferred Companies has the power and authority (corporate or otherwise, as applicable) to execute and deliver this Agreement, each of the Collateral Documents which it has executed and delivered and to consummate the Contemplated Transactions.  The execution, delivery and performance by the Wilhelmina Transferred Companies of this Agreement and each of the Collateral Documents to which it has executed and delivered, and the consummation by each of them of the Contemplated Transactions have been duly authorized by all necessary action (corporate or otherwise, as applicable) on the part of the Wilhelmina Transferred Companies.  This Agreement and each of the Collateral Documents which any of the Wilhelmina Transferred Companies has executed and delivered have been duly executed and delivered by such Wilhelmina Transferred Company and constitute legal, valid and binding obligations of such Wilhelmina Transferred Company, enforceable against it in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar Laws affecting the rights of creditors’ generally and general equity principles (regardless of whether enforceability is considered in a proceeding at law or in equity).

3.3           Capitalization.

(a)           The number of authorized and outstanding Wilhelmina Shares (with respect to the Company and Wilhelmina Miami) and Wilhelmina Units (with respect to each of the LLCs) is accurately set forth on Schedule 3.3(a) hereof.  No Wilhelmina Shares or Wilhelmina Units or other equity interests of the Wilhelmina Transferred Companies are held in treasury or otherwise reserved for issuance.  Except as disclosed on Schedule 3.3(a), the Wilhelmina Transferred Companies have not issued any shares of capital stock, membership interests or other equity interests, there are no outstanding warrants, options or other rights, commitments, agreements or understandings to purchase or acquire any shares of capital stock, membership interests or other equity interests or securities of the Wilhelmina Transferred Companies, there are no outstanding debt securities of the Wilhelmina Transferred Companies convertible into shares of capital stock, membership interests or otherwise containing equity interests or securities and there are no outstanding or authorized unit appreciation, phantom unit, profit participation or similar rights with respect to the Wilhelmina Transferred Companies.

(b)           The Company Shares and the other Wilhelmina Equity Interests set forth on Schedule 3.3(a) have been validly issued and are fully paid and non-assessable and are not otherwise subject to any Encumbrances, except for those that are contained in the LLC Agreements and the Signature Bank Security Interests.  None of the Company Shares or the other Wilhelmina Equity Interests have been issued in violation of any applicable preemptive or similar right.  There are no preemptive rights with respect to the issuance or sale of shares of capital stock, membership interests or other equity interests or securities by the Wilhelmina Transferred Companies that have not otherwise been waived or terminated.  All securities of the Wilhelmina Transferred Companies were issued in compliance with all Laws and, at the time of sale, were exempt from registration pursuant to the registration provisions of the Securities Act and applicable national or state securities laws, and no such Securities were registered under any such act or Laws.  There are no restrictions on the transfer of any membership interests or other equity securities in the Wilhelmina Transferred Companies or any of their Subsidiaries, other than those arising from federal and state securities Laws and under the relevant operating agreements (which restrictions relating to the operating agreements, if any, have been waived in respect of the Contemplated Transactions).  There are no voting trusts or other similar agreements or understandings to which any Wilhelmina Transferred Company is a party with respect to the voting or ownership of membership interests or other equity securities of the Wilhelmina Transferred Companies or any of their Subsidiaries.

3.4           Subsidiaries.  A true and complete list of all Subsidiaries of the Wilhelmina Transferred Companies, indicating the authorized and outstanding equity securities thereof, is set forth in Schedule 3.4.  The organizational documents of the Subsidiaries of the Wilhelmina Transferred Companies), as amended through the Closing Date, have been delivered to Purchaser.  Other than as listed on Schedule 3.4, no Wilhelmina Transferred Company has any direct or indirect investments in, and no Wilhelmina Transferred Company is a party to any agreement, commitment or understanding requiring any Wilhelmina Transferred Company to purchase or acquire any interest in, the equity of any Person, or debt securities convertible into such securities or otherwise containing equity provisions.  Except as set forth on Schedule 3.4, the Wilhelmina Transferred Companies own, directly or indirectly, 100% of the outstanding shares of capital stock or membership interests (as the case may be) of each of their Subsidiaries and each such share of capital stock or unit or membership interest has been duly authorized and is validly issued, fully paid and non-assessable and is not otherwise subject to any Encumbrances, and none of such shares of capital stock or units or membership interests has been issued in violation of any applicable preemptive or similar right.

3.5           Conflict with other Instruments; Absence of Restrictions.  The execution, delivery and performance of this Agreement and each of the Collateral Documents, and the consummation of the Contemplated Transactions, by the Wilhelmina Transferred Companies or the Control Sellers do not and will not:  (i) result in a Default of or under (A) any of the terms of the Organizational Documents of the Wilhelmina Transferred Companies or any of their Subsidiaries, (B) assuming the receipt of all Governmental Consents listed on Schedule 3.6, any Law, Permit or Order applicable to or binding upon the Company, any of its Subsidiaries or any of the Sellers, or (C) assuming the receipt of all Required Consents listed on Schedule 3.6, any Material Contracts, Permits or Licenses to which the Wilhelmina Transferred Companies or any of their Subsidiaries is a party or by which any of them are bound; (ii) result in the creation or imposition of any Encumbrance upon any of the equity interests of the Wilhelmina Transferred Companies or any of their Subsidiaries or upon any of the assets or properties of the Wilhelmina Transferred Companies or any of their Subsidiaries; or (iii) assuming the receipt of all Required Consents listed on Schedule 3.6, (A) result in the termination, amendment or modification of, or give any party the right to terminate, amend, modify, abandon, or refuse to perform any Material Contract, License or Permit to which the Wilhelmina Transferred Companies or any of their Subsidiaries is a party or by which any of them, or any of their properties or assets, are bound, or (B) result in the acceleration or modification of, or give any party the right to accelerate or modify, the time within which, or the terms under which, any duties or obligations are to be performed, or any rights or benefits are to be received under any Material Contract, License or Permit to which the Wilhelmina Transferred Companies or any of their Subsidiaries is a party or by which any of them, or any of their  properties or assets, is bound, except that the Krassner Note will be paid at Closing.

3.6           Government and Third Party Approvals.  Except as listed on Schedule 3.6, no Governmental Consent or Consent of any Person (including any party to any Contract any the Wilhelmina Transferred Company or any of their Subsidiaries) is required for (i) the execution, delivery and performance by the Wilhelmina Transferred Companies or any of their Subsidiaries of this Agreement or any of the Collateral Documents to which any of them is a party, (ii) the consummation of the Contemplated Transactions by the Wilhelmina Transferred Companies, any of their Subsidiaries or any of the Sellers, or (iii) the continued enforceability of any Material Contract after giving effect to the consummation of the Contemplated Transactions.

3.7           Title to Properties; Adequacy of Properties.  Except as set forth on Schedule 3.7, each of the Wilhelmina Transferred Companies and their Subsidiaries has good, valid and marketable title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible and intangible properties and assets, real, personal and mixed, used or held for use in the Business (the “Property”), free and clear of any and all Encumbrances.  The Property includes, but is not limited to, all of the Wilhelmina Transferred Companies’ and their Subsidiaries’ Accounts Receivable, Cash, Equipment, Intellectual Property, Leased Real Property, Leasehold Improvements and Fixtures, Prepaid Items, personal property leased by the Wilhelmina Transferred Companies, causes of action, contract rights, going concern value, and goodwill.  The tangible personal property included in such Property (including Equipment) is in good working order, reasonable wear and tear excepted, and fit for its intended use.  Except as set forth on Schedules 3.7 and 3.8, no Property (other than the Leased Real Property) is held under any Lease or Encumbrance.  No Property is located other than in the possession and control of the Wilhelmina Transferred Companies or their Subsidiaries at their respective places of business.  The Property, taken as a whole, is adequate to conduct the Business as now conducted or as presently contemplated by the Wilhelmina Transferred Companies or the Sellers to be conducted.  All of the Property is properly reflected in the balance sheets contained in the Financial Statements.

3.8           Real Property; Personal Property.  No Wilhelmina Transferred Company nor any of their Subsidiaries owns any Real Property or is a party to any option, agreement or other document pursuant to which such Wilhelmina Transferred Company or such Subsidiary has the right or obligation to purchase or acquire title to or any interest in any Real Property.  Schedule 3.8 hereof sets forth a true and complete list of each Lease for Real Property executed by or binding upon the Wilhelmina Transferred Companies and their Subsidiaries, as lessor or lessee, sublessor or sublessee, landlord or tenant, or assignor or assignee (the “Real Property Leases”), and a true and complete description of all Leased Real Property.  Each of the Real Property Leases and all leases of personal property to which the Wilhelmina Transferred Companies or any of their Subsidiaries is a party (the “Personal Property Leases”) is legal, valid and binding and in full force and effect without any material Default thereof by any Wilhelmina Transferred Company or any Subsidiary thereof or, to the Knowledge of the Company or any Control Seller, any other party thereto and each of the Real Property Leases and Personal Property Leases affords the Wilhelmina Transferred Companies or their Subsidiaries (whichever is a party thereto) peaceful and undisturbed possession of the Leased Real Property or Leased Personal Property, as the case may be, which is the subject matter of the applicable Real Property Lease or Personal Property Lease, subject to the terms and conditions of the Real Property Lease or Personal Property Lease, as the case may be.  The Leased Real Property constitutes the only Real Property leased by the Wilhelmina Transferred Companies or their Subsidiaries or otherwise used by the Wilhelmina Transferred Companies or their Subsidiaries in connection with the operation of their Business as currently conducted and as presently proposed to be conducted.  Except for the occupancy and use of the Leased Real Property by the Wilhelmina Transferred Companies or their Subsidiaries, there are no leases, tenancies, licenses or other rights of occupancy or use for any portion of the Leased Real Property, and, except as set forth on Schedule 3.8, no Person or entity other than the Wilhelmina Transferred Companies or their Subsidiaries occupies or uses any portion of the Leased Real Property.  True and complete copies of the Real Property Leases have been delivered to the Purchaser.

3.9           Financial Statements.

(a)           Schedule 3.9 contains the following financial information concerning the Wilhelmina Transferred Companies and their Subsidiaries:

(i)           the audited consolidated financial statements of the Wilhelmina Transferred Companies and their Subsidiaries for the fiscal year ended December 31, 2005 (including the December 31, 2005 balance sheet and a statement of income and retained earnings for the year then ended);

(ii)           the audited consolidated financial statements of the Wilhelmina Transferred Companies and their Subsidiaries for the fiscal year ended December 31, 2006 (including the December 31, 2006 balance sheet and a statement of income and retained earnings for the year then ended); and

(iii)            the audited consolidated financial statements of the Wilhelmina Transferred Companies and their Subsidiaries for the fiscal year ended December 31, 2007 (including the December 31, 2007 balance sheet and a statement of income and retained earnings for the year then ended) (the “2007 Audited Financials”).

(b)           The financial statements contained in Schedule 3.9, together with all Unaudited Monthly Statements and 2007 Audited Financials, are collectively referred to as the “Financial Statements”.

(c)           The Financial Statements set forth in Section 3.9(a) were prepared in accordance with GAAP and fairly present, in all material respects, the financial condition, the results of the operations and, where applicable, the cash flows and changes of financial position of the Wilhelmina Transferred Companies and their Subsidiaries as at the respective dates thereof and for the periods reported therein, subject in the case of the March 2008 Financials, the June 2008 Financials and the Unaudited Monthly Statements to normal year end adjustments.  The financial statements for the fiscal quarter ended March 31, 2008 (including the March 31, 2008 balance sheet and a statement of income and retained earnings for the quarter then ended) (the “March 2008 Financials”) and the fiscal quarter ended June 30, 2008 (including the June 30, 2008 balance sheet and a statement of income and retained earnings for the quarter then ended) (the “June 2008 Financials”), when delivered, will be prepared in accordance with GAAP and will fairly present, in all material respects, the financial condition, the results of the operations and, where applicable, the cash flows and changes of financial position of the Wilhelmina Transferred Companies and their Subsidiaries as at the respective dates thereof and for the periods reported therein, subject to normal year-end adjustments.  The Financial Statements, the March 2008 Financials, and the June 2008 Financials when delivered, have been prepared from, and are in accordance with, the books and records of the Wilhelmina Transferred Companies.

3.10           Absence of Undisclosed Liabilities.  Neither the Wilhelmina Transferred Companies nor any of their Subsidiaries has any material Liabilities which are not properly disclosed, reflected or reserved against on the Financial Statements or which are not otherwise set forth on Schedule 3.10(a) attached hereto.  Neither the Company nor any of its Subsidiaries has any Liabilities which have been incurred since December 31, 2007, other than those Liabilities set forth on Schedule 3.10(b) attached hereto or Liabilities incurred in the ordinary course of business that are not material.

3.11           Accounts Receivable.  All of the accounts receivable of the Wilhelmina Transferred Companies have arisen, and as of the Closing Date will have arisen, solely in a bona fide transaction in the ordinary course of business of the Wilhelmina Transferred Companies or their Subsidiaries.  Except as set forth on Schedule 3.11 or reserved for as allowance for doubtful accounts on the Financial Statements, each of the accounts receivable constitutes, and as of the Closing Date will constitute, a valid claim in the full amount thereof against the debtor charged therewith on the books of the Wilhelmina Transferred Companies and is enforceable, and as of the Closing Date will be enforceable, in accordance with its terms, subject in all cases to reserves indicated on the Financial Statements.  The amounts charged to clients or customers of the Wilhelmina Transferred Companies in the creation of any accounts receivable are consistent, and as of the Closing Date will be consistent, with those stated on such client Contracts or arrangements (whether oral or written), as may exist and as such may be modified or amended.  No account debtor has, or will have as of the Closing Date, any valid set off, deduction or defense with respect thereto, and no account debtor has asserted to the Company such set off, deduction or defense.

3.12           Compliance with Law; Permits and Approvals.

(a)           The Wilhelmina Transferred Companies and their Subsidiaries are, and since January 1, 2005 have been, in compliance in all material respects with the Laws or Orders to which any of the Wilhelmina Transferred Companies or their Subsidiaries or the Business is subject.  Except as set forth on Schedule 3.12(a)(i), no Wilhelmina Transferred Company or Control Seller has received, nor does the Company or any Control Seller have Knowledge of the issuance of, any notice from any Governmental Entity, citizens group, employee, model, client or other Third Party of any such violation or alleged violation of any applicable Laws or Orders by any of them or of any investigation with respect to any such violation or non-compliance, in each case since January 1, 2005.  To the Knowledge of the Company or any Control Seller, there is no investigation relating to the Wilhelmina Transferred Companies or their Subsidiaries or the Business (or the Control Sellers in respect of the Business) that is in progress, threatened or contemplated by any Governmental Entity.  The Wilhelmina Transferred Companies and their Subsidiaries have operated in full compliance with the terms of the settlement set forth under Schedule 3.12(a)(ii) since such settlement became effective.

(b)           Schedule 3.12(b) contains a true and correct description of all Licenses and Permits issued in favor of the Wilhelmina Transferred Companies and their Subsidiaries, all of which are in full force and effect, and the Business is currently being operated in compliance with the terms of each of the foregoing in all material respects.  None of the Wilhelmina Transferred Companies or their Subsidiaries have failed to obtain any License or Permit (including all talent agency licenses) necessary to the ownership of the Company’s or its Subsidiaries’ assets or the operation of the Business and, except as described on Schedule 3.12(b) or such renewals as are required in the ordinary course of business consistent with the terms of such License or Permit, none of the Wilhelmina Transferred Companies or their Subsidiaries will be required, as a result of the Closing, to file, apply for or obtain any License or Permit in order to operate the Business in the same manner as currently operated on the date of this Agreement.  Neither the Wilhelmina Transferred Companies nor any of their Subsidiaries has taken any action or failed to take any action which could reasonably be expected to result in or enable, with or without notice or lapse of time or both, the revocation or termination of any of such Licenses or Permits or the imposition of any restrictions thereon.  No Legal Proceeding is pending or, to the Knowledge of the Company or any Control Seller, threatened to revoke, refuse to renew or modify any of the Licenses or Permits.

3.13           Legal Proceedings.  Except as set forth on Schedule 3.13, there is no Legal Proceeding pending against or, to the Knowledge of the Company or any Control Seller, threatened against or affecting, the Wilhelmina Transferred Companies or any of their Subsidiaries (or any of the Control Sellers relating the Business).  Schedule 3.13 indicates the extent to which such pending Legal Proceedings are covered by insurance, together with the amount claimed, if any.  Except as set forth on Schedule 3.13, there is no Order outstanding against the Wilhelmina Transferred Companies or any of their Subsidiaries.

3.14           Absence of Changes.  (a) Except as set forth on Schedule 3.14(a), since December 31, 2007, (i) there has been no event or condition which had (or is reasonably likely to result in) a Material Adverse Effect on the Wilhelmina Transferred Companies or their Subsidiaries, (ii) the Wilhelmina Transferred Companies and their Subsidiaries have in all material respects conducted the Business in the ordinary course consistent with past practices (except entering into this Agreement) and have not taken any action which, if taken after the date hereof, would constitute a violation of Section 6.2 of this Agreement, and (iii) there has been no incurrence or discharge of any material Liabilities, except in the ordinary course of business.

(b)           Since December 31, 2007, there has been no distribution or transfer of cash or assets (whether by dividend, loan, compensation related payment or otherwise) by or from any Wilhelmina Transferred Company to the Control Sellers, other than the regular payments of consulting fees (and/or regular interest on the Krassner Note) or in the ordinary course of business consistent with prior practice as set forth on Schedule 3.14(b), or as otherwise contemplated by this Agreement.

(c)           Except as set forth on Schedule 3.14(c), since September 30, 2007, there has been no modification in the cash management practices of any Wilhelmina Transferred Companies, including but not limited to (i) any acceleration of the collection of Accounts Receivable and/or (ii) delay in the payment of any accounts payable or similar obligations, and all vendors, employees and models have been paid on a basis consistent with past practice in all material respects.

3.15           Contracts, Leases, Etc.

(a)            Schedule 3.15(a) attached hereto sets forth a true and complete list of all Contracts to which any of the Wilhelmina Transferred Companies or their Subsidiaries is currently a party, or by which any of their respective Property is currently bound, that fall into one or more of the following categories (together with the Contracts set forth on Schedule 3.15(b), each, a “Material Contract”):

(i)            except for the LLC Agreements and the Krassner Note, any Contract or commitment with any current or former member, manager, stockholder, director, or officer of the Company or any of the other Wilhelmina Transferred Companies, or any of their Affiliates;

(ii)            employment Contract or severance Contract (each, an “Employment Agreement”) with any Employee;

(iii)           Contract with any Talent representing the top 20 highest grossing such Contracts for 2007  (“Talent Agreement”);

(iv)           Contract (other than any Contract, including any “ticket”, entered into by models and third persons with respect to one-time jobs) with any third party pursuant to which any Wilhelmina Transferred Company earns fees, royalties or other amount representing the top 10 highest grossing such Contracts for 2007;

(v)            Contract, commitment or arrangement with any labor union or other representative of Employees;

(vi)           Contract or commitment related to the Intellectual Property of the Company, including all license or franchise agreements covering the “Wilhelmina” name or mark;

(vii)          Contract or commitment for the performance of services by a Third Party which involves in any one case Twenty Five Thousand Dollars ($25,000) and is not cancelable on thirty (30) days notice or less without penalty;

(viii)         agreement or commitment to perform services which obligates any Wilhelmina Transferred Company or a Subsidiary thereof to perform services which involves in any one case Twenty Five Thousand Dollars ($25,000) and which is not cancelable on thirty (30) days notice or less without penalty;

(ix)           Lease under which any Wilhelmina Transferred Company or any Subsidiary is either lessor or lessee of personal property requiring annual Lease payments (including rent and any other charges) in excess of Twenty Five Thousand Dollars ($25,000);

(x)           Lease under which any Wilhelmina Transferred Company or any Subsidiary thereof is the lessor of real property;

(xi)           note, debenture, mortgage, pledge, charge, security agreement, bond, conditional sale agreement, equipment trust agreement, letter of credit agreement, loan agreement or other Contract or commitment for borrowing or lending of money (including, without limitation, loans to or from any current or former managers, officers, directors, Sellers, stockholders or members of the Wilhelmina Transferred Companies, or any Affiliate of any of the foregoing), agreement or arrangements for a line of credit or guarantee, pledge or undertaking of the Indebtedness of any other Person, which involves in any one case Twenty Five Thousand Dollars ($25,000);

(xii)           Contract or series of related Contracts for any capital expenditure in excess of Twenty Five Thousand Dollars ($25,000);

(xiii)         Contract limiting or restraining it from engaging or competing in any lines of business with any Person or in any geographic area;

(xiv)         Contract involving either (i) the purchase or sale of (A) membership interests, capital stock, partnership interests or other equity interests or (B) substantially all or a material portion of the assets of a Person, or (ii) a merger, consolidation or joint venture with another Person;

(xv)          Settlement agreements relating to Claims previously filed against the Wilhelmina Transferred Companies or their Subsidiaries;

(xvi)         agreement with any Governmental Entity;

(xvii)        power of attorney granted by the Company or any of its Subsidiaries in favor of any Person;

(xviii)       any other Contract or series of related Contracts requiring payments or other consideration by or from the Wilhelmina Transferred Companies in excess of Twenty Five Thousand Dollars ($25,000) during the remainder of its term;

(xix)          except for the LLC Agreements, Contracts imposing any Encumbrances on any of the Wilhelmina Shares or the Wilhelmina Units or the Property; or

(xx)           other material Contracts not made in the ordinary course of business.

(b)            Schedule 3.15(b) sets forth each Contract (other than any Contract, including any “ticket”, entered into by models and third parties with respect to one time jobs) between any Talent and any third party pursuant to which any Wilhelmina Transferred Company earns fees, royalties or other amounts and which agreement is in effect.

(c)           Each Material Contract is valid and enforceable (except as such enforceability may be limited by and be subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law (including, without limitation, concepts of notice and materiality), and by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ and debtors’ rights generally (including, without limitation, any state or federal law in respect of fraudulent transfers)) in accordance with its terms against the Wilhelmina Transferred Companies and their Subsidiaries party thereto and, to the Knowledge of the Company and any Control Seller, the Third Parties party thereto are in compliance with the provisions thereof; neither the Wilhelmina Transferred Companies nor any of their Subsidiaries party thereto nor, to the Knowledge of the Company and any Control Seller, any of the Third Parties party thereto, is in Default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein; and, no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a Default thereunder by the Wilhelmina Transferred Companies or any of their Subsidiaries, any Control Seller or, to the Knowledge of the Company and any Control Seller, any other party.

(d)           Except as set forth on Schedule 3.15(d), the execution, delivery and performance of this Agreement and the Collateral Documents and the consummation of the Contemplated Transactions will not (i) result in or give to any Person any right of termination, non renewal, cancellation, withdrawal, acceleration or modification in or with respect to any Material Contract, (ii) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under any Material Contract or (iii) result in the creation or imposition of any Liability upon the Wilhelmina Transferred Companies or any of their Subsidiaries or any Encumbrances upon any of the Property under the terms of any Material Contract.

(e)           Except as expressly listed under the leading “3.15(a)(xiii)” on Schedule 3.15(a), none of the terms or provisions of any Material Contract include a restriction on the ability of the Wilhelmina Transferred Companies or their Subsidiaries to compete with any Person or to compete in any geographic area.

(f)           No party to any Material Contract (i) has provided any notice to the Wilhelmina Transferred Companies or any of their Subsidiaries or any of the Control Sellers of its intent to terminate, or withdraw its participation in, any such Material Contract or (ii) to the Knowledge of the Company and any Control Seller, has threatened to terminate, or withdraw from participation in, any such Material Contract.

(g)           Except as set forth on Schedule 3.6, no Consent of any Third Party to any Material Contract is required in connection with the consummation of the Contemplated Transactions.

(h)           The Company has delivered to Purchaser a true, correct and complete copy of each written Material Contract.

(i)           Except as set forth on Schedule 3.15(i), no Talent Agreement or related Contract shall terminate, or is otherwise terminable upon the termination of representation, or any such other relationship, with a Wilhelmina Transferred Company (or subsidiary thereof) booking agent, talent manager, or other person specified in such agreement.

3.16           Customers/Client Accounts/Models.

(a)           Schedule 3.16(a) attached hereto sets forth a true and complete list of the names of those clients or customers which accounted for the twenty (20) largest gross billings of the Wilhelmina Transferred Companies and their Subsidiaries, on a consolidated basis, as determined from the books and records of the Wilhelmina Transferred Companies utilized to prepare the 2007 Audited Financials.  There has been no actual termination or cancellation of the business relationship of the Wilhelmina Transferred Companies and their Subsidiaries with any client or group of clients listed on Schedule 3.16(a) attached hereto.  Except where such change, modification or alteration would not have a material Adverse Effect on the results of operations of the Wilhelmina Transferred Companies and their Subsidiaries, to the Knowledge of the Company or any Control Seller, there is no present or impending change, modification or alteration in the relationship of the Wilhelmina Transferred Companies and their Subsidiaries with any client or group of clients listed on Schedule 3.16(a) attached hereto, including any Knowledge of the Company or any Control Seller of an intent not to renew or Knowledge of any of them of facts and circumstances, other than general economic conditions, that would reasonably cause any specific client or group of clients to fail to renew the existing relationship with the Wilhelmina Transferred Companies and their Subsidiaries.

(b)           Schedule 3.16(b) attached hereto sets forth a true and complete list of the names of the models which accounted for the twenty (20) largest gross billings (each of men and women) of the Wilhelmina Transferred Companies and their Subsidiaries, on a consolidated basis, as determined from the books and records of the Wilhelmina Transferred Companies utilized to prepare the income statement contained in the 2007 Audited Financials.  Except as indicated on Schedule 3.16(b), all of such models indicated on Schedule 3.16(b) are under contract with the Wilhelmina Transferred Companies (and subject to customary provisions consistent with past practice with respect to such contracts), and there has been no actual termination or cancellation of the business relationship of the Wilhelmina Transferred Companies and their Subsidiaries with any model listed on Schedule 3.16(b) attached hereto.  Except where such change, modification or alteration would not have a Material Adverse Effect on the results of operations of the Wilhelmina Transferred Companies and their Subsidiaries, to the Knowledge of the Company or any Control Seller, there is no present or impending change, modification or alteration in the relationship of the Wilhelmina Transferred Companies and their Subsidiaries with any model listed on Schedule 3.16(b) attached hereto, including any Knowledge of an intent not to renew or Knowledge of facts and circumstances, other than general economic conditions, that would reasonably cause any specific model or group of models to fail to renew the existing relationship with the Wilhelmina Transferred Companies and their Subsidiaries.

(c)           There has been no cancellation or termination or material amendment or modification by, or the receipt of any notice of intent or desire to cancel, terminate, amend or modify from, any supplier or vendor that was material to the Wilhelmina Transferred Companies and their Subsidiaries in 2007.

3.17           Insurance.  The Wilhelmina Transferred Companies and their Subsidiaries have maintained in effect since January 1, 2005, and presently has in effect, all errors and omissions insurance policies, and all other insurance policies, required by Law or reasonably appropriate in connection with the operation of the their Business as presently conducted.  Schedule 3.17 lists each existing insurance policy (including, without limitation, policies providing property, casualty, liability, errors and omissions, and workers compensation coverage) to which the Wilhelmina Transferred Companies or their Subsidiaries is a party or is the named insured.  With respect to each such insurance policy set forth on Schedule 3.17 (unless otherwise specified):  (a) each errors and omissions policy and each other policy, is legal, valid, binding, enforceable (except as such enforceability may be limited by and be subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law (including, without limitation, concepts of notice and materiality), and by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ and debtors’ rights generally (including, without limitation, any state or federal law in respect of fraudulent transfers)) in accordance with its terms, and in full force and effect in all respects and all premiums due thereunder have been paid and no notice of cancellation or termination has been received by the Wilhelmina Transferred Companies or any Subsidiary with respect to such policies, (b) to the Company’s Knowledge, no other party to the policy is in material breach or Default (including with respect to the payment of premiums or the giving of notices), and to the Company’s Knowledge, no event has occurred which would permit termination, modification, or acceleration, under the policy; and (c) no other party to the policy has repudiated any provision thereof.  Each of the Wilhelmina Transferred Companies and their Subsidiaries shall use its commercially reasonable efforts to keep or cause such insurance or comparable insurance to be kept in effect through the Closing Date.

3.18           Intellectual Property.

(a)           Set forth on Schedule 3.18(a) is a true and complete list of all registered and unregistered Intellectual Property of the Wilhelmina Transferred Companies and their Subsidiaries used in, necessary for, or related to the Business of the Wilhelmina Transferred Companies or any of their Subsidiaries (with a brief description of each, including, where relevant, the owner, the applicable jurisdiction, the registration number, application number or issuance number, and the date of application, issuance and/or filing) as it is currently conducted.

(b)           To the Knowledge of the Company or any Control Seller, no person or entity is infringing upon, diluting, or otherwise violating any of the rights of the Wilhelmina Transferred Companies and their Subsidiaries to the Intellectual Property.  To the Knowledge of the Company or any Control Seller, the operation of the Business does not infringe, dilute, or otherwise violate the Intellectual Property rights of any Third Party and neither the Wilhelmina Transferred Companies nor any of their Subsidiaries has received notice of infringement upon, misappropriation of or conflict with any asserted right of any Third Party (including, without limitation, any employee or former employee of the Wilhelmina Transferred Companies or any of their Subsidiaries) under any Intellectual Property.  No Wilhelmina Transferred Company has received notice that any Third Party has exercised or intends to exercise any rights to indemnification granted by the Wilhelmina Transferred Companies or any of their Subsidiaries against infringement of Intellectual Property rights.

(c)           No Claim is pending or, to the Knowledge of the Company or any Control Seller, threatened, and no Wilhelmina Transferred Company nor any of Subsidiary thereof has received written notice to the effect that: (i) the business conducted by any Wilhelmina Transferred Company or Subsidiary thereof infringes upon, misappropriates or conflicts with the asserted rights of any other Person under any Intellectual Property; or (ii) any Wilhelmina Transferred Company’s or any such Subsidiary’s interest in any Intellectual Property owned or licensed by any Wilhelmina Transferred Company or any Subsidiary, or which any Wilhelmina Transferred Company or any such Subsidiary otherwise has the right to use, is invalid or unenforceable.

(d)           Except as set forth on Schedule 3.15(a) under the heading “3.15 (a)(vi)”, there are no licenses, sublicenses, consents or other agreements (whether written or otherwise) pertaining to any Intellectual Property (a) by which any Wilhelmina Transferred Companies or any of their Subsidiaries licenses or otherwise authorizes a Third Party to use such Intellectual Property or (b) by which a Third Party licenses or otherwise authorizes the Wilhelmina Transferred Companies or any of their Subsidiaries to use its Intellectual Property.

(e)           Except as provided on Schedule 3.18(e), the Wilhelmina Transferred Companies and their Subsidiaries have taken commercially reasonable steps to maintain and protect, including through registration when appropriate, the Intellectual Property owned by the Company or any of their Subsidiaries so as not to materially or adversely affect the validity or enforceability thereof.  The Wilhelmina Transferred Companies and their Subsidiaries have diligently taken commercially reasonable action necessary to enforce their Intellectual Property rights.

3.19           Transactions with Affiliates.  No member, manager, stockholder, officer, or key employee of the Wilhelmina Transferred Companies or any Affiliate (including any family member) of any of the foregoing has during the past two (2) years: (a) received or earned, or (b) had an ownership interest (whether direct or indirect) in any business, corporate or otherwise, which has or had any business arrangement or relationship of any kind under which it has received or earned, payments from the Wilhelmina Transferred Companies or their Subsidiaries in excess of Twenty-Five Thousand Dollars ($25,000) (except for ordinary payroll compensation for employees) in any year, except as described in Schedule 3.19 attached hereto.  There are no Contracts between any Wilhelmina Transferred Company or any Subsidiary thereof and any current or former member, manager, stockholder, officer, or employee of the Company or any Affiliate (including any family member) of any such Person except for an LLC’s Operating Agreement, Employment Agreements, and those Contracts identified on Schedule 3.19 hereto, a true and complete copy of each of which (including all amendments) has been delivered to Purchaser.  Except as set forth on Schedule 3.19 and the Krassner Note, no Wilhelmina Transferred Company nor any Subsidiary thereof is indebted to any Seller or his or her Affiliate, and Schedule 3.19 contains a complete list of all amounts owed to any Wilhelmina Transferred Company or any Subsidiary thereof by any Seller or his or her Affiliate.  All transactions required to be listed on Schedule 3.19 attached hereto have been recorded in the Books and Records of the Wilhelmina Transferred Companies, as applicable, at the full value, as if they were rendered in arm’s-length transactions.

3.20           Employee and Labor Matters.

(a)           Schedule 3.20(a) sets forth a complete and accurate list showing all Employees of the Wilhelmina Transferred Companies and each of their Subsidiaries, listing all Contracts with such Employees and the rate of compensation (and the portions thereof attributable to salary, bonus and other compensation, respectively) of each of such Persons for fiscal year 2007 and as of the date hereof.  Since December 31, 2007, there have been no increases in the compensation payable or any special bonuses to any manager, officer, director, or Employee, except ordinary salary, bonus and other compensation increases implemented on a basis consistent with past practices (which have been notified to Purchaser prior to execution of this Agreement).

(b)           On and following the Closing Date, the Wilhelmina Transferred Companies will have no liability for any change of control payment or similar payment or benefit (including but not limited to any obligations to pay cash or issue equity) to any employee of the Company under the Old Employment Agreements as a result of the execution of this Agreement or the consummation of the Contemplated Transactions, except as set forth in Section 6.12.  The “Old Employment Agreements” shall mean (i) that certain Employment Agreement by and among the Company, WAM, Wilhelmina Models, and Sean Patterson, dated August 1, 2003, (ii) that certain Employment Agreement by and among the Company, WAM, Wilhelmina Models, and Adam Schneider, dated September 13, 2006, (iii) that certain Employment Agreement by and among the Company and Mia Lolordo, dated February 8, 2007 and (iv) any other employment or similar agreement with an employee or affiliate of the Wilhelmina Transferred Companies entered into prior to the Closing Date (other than the New Employment Agreement).  On the Closing Date, the Company will have no Liability in connection with any deferred compensation program.

(c)           Each of the Wilhelmina Transferred Companies and their Subsidiaries has complied and is in compliance in all material respects with all Laws which relate to wages, hours, discrimination in employment and collective bargaining and no Wilhelmina Transferred Company nor any Subsidiary thereof is liable for any arrears of wages, Taxes or penalties for failure to comply, in all material respects, with any of the foregoing.  Except as set forth in Schedule 3.20(c), none of the Control Sellers or the Wilhelmina Transferred Companies have received any notice of a Claim or Legal Proceeding against any Wilhelmina Transferred Company or Subsidiary thereof (whether under federal, state or local Law, under any employment Contract, or otherwise) brought or, to the Knowledge of the Company or any Control Seller, threatened by any Employee on account of or for: (i) overtime pay, other than overtime pay for work done during the current payroll period; (ii) wages or salary for any period other than the current payroll period; (iii) any amount of vacation pay or pay in lieu of vacation time, other than vacation time or pay in lieu thereof earned in or in respect of the current fiscal year; (iv) any violation of any Law relating to minimum wages or maximum hours of work or (v)  relating to discrimination or occupational safety in employment or employment practices (including the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, or the Age Discrimination in Employment Act of 1967, as amended).

(d)           Neither the Wilhelmina Transferred Companies nor any of their Subsidiaries is or has ever been bound by or subject to (and none of its respective assets or Property is or has ever been bound by or subject to) any arrangement with any labor organization.  No Employees of the Wilhelmina Transferred Companies or their Subsidiaries are represented by any labor organization or covered by any collective bargaining agreement.  To the Knowledge of the Company or any Control Seller, no campaign to establish such representation is or has ever been in progress and there is no pending or, to the Knowledge of the Company or any Control Seller, threatened labor dispute involving the Wilhelmina Transferred Companies or their Subsidiaries and any group of their Employees.

3.21           Employee Benefit Plans.

(a)           Schedule 3.21 sets forth a complete and accurate list of each Employee Benefit Plan.  With respect to each Employee Benefit Plan, the Wilhelmina Transferred Companies have delivered or caused to be delivered to the Purchaser true and complete copies of, as applicable (i) the plan document, amendments, trust agreement and any other material document governing such Employee Benefit Plan, (ii) the most recent financial statement; (iii) the current summary plan description required by ERISA, (iv) the three most recent Form 5500 annual reports, (v) the most recent IRS determination letter, (vi) substantially all documents comprising all insurance contracts, annuity contracts, investment management or advisory agreements, administration contracts, service provider agreements, fidelity bonds and fiduciary liability policies currently in effect, and (vii) all material correspondence with any Governmental Entity.

(b)           Except as set forth on Schedule 3.21, none of the Wilhelmina Transferred Companies nor any ERISA Affiliate sponsors, maintains or contributes to, or has any material Liability with respect to: (A) a plan subject to Title IV of ERISA (including, without limitation, a “multiemployer plan” (within the meaning of Section 4001(a)(3) of ERISA)); (B) a “multiple employer plan” (within the meaning of Section 413 of the Code); (C) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA); or (D) post-employment medical or death benefits, except as required under Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code (“COBRA”).

(c)           Substantially all contributions to and payments from the Employee Benefit Plans have been timely made.  All such contributions which are currently deductible by the Wilhelmina Transferred Companies for federal income tax purposes have been fully deducted by the applicable Wilhelmina Transferred Company for such purposes.  Such deductions, to the Knowledge of the Wilhelmina Transferred Companies, have not been challenged or disallowed by any Governmental Entity and none of the Wilhelmnia Transferred Companies nor any Control Seller has reason to believe that such deductions are not properly allowable.

(d)           All the Employee Benefit Plans conform in all material respects to, and are being administered and operated in material compliance with their respective terms, the requirements of ERISA, the Code and all other applicable Laws.

(e)           Except as set forth on Schedule 3.21, each Employee Benefit Plan intended to be qualified under Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code has received a favorable determination letter from the Internal Revenue Service and no event has occurred since the date of such determination letter that is reasonably likely to affect adversely such qualification or exemption.

(f)           Except as set forth on Schedule 3.21, the execution of and performance of the Contemplated Transactions will not (either alone or upon the occurrence of any additional or subsequent events) result in: (1) any payment to or acceleration, vesting or increase in the rights of any current or former Employee or other service provider of the Wilhelmina Transferred Companies or their Subsidiaries, or (2) any “excess parachute payment” (as defined in Section 280G of the Code) to any current or former Employee or other service provider of the Wilhelmina Transferred Companies or their Subsidiaries.

(g)           There are no pending or, to the Knowledge of any of the Wilhelmina Transferred Companies or any Control Seller, threatened material Claims by or on behalf of any Employee Benefit Plan, or by or on behalf of any individual participants or beneficiaries of any Employee Benefit Plan, alleging any violation of ERISA or any other applicable Laws or regulations, or claiming payments (other than benefit claims made and expected to be approved in the ordinary course of the operation of such Employee Benefit Plans).  No Employee Benefit Plan is the subject of any pending or, to the Knowledge of any of the Wilhelmina Transferred Companies or any Control Seller, threatened investigation or audit by the IRS, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Entity.

(h)           Solely to the extent that such action or inaction could result in any liability to a Wilhelmina Transferred Company, no individual who would otherwise have satisfied the criteria for eligibility in an Employee Benefit Plan did not participate in, or was denied the opportunity to participate in, an Employee Benefit Plan solely on account of his/her misclassification as an independent contractor or consultant or 1099 recipient(or words having similar import as any of the foregoing) or leased employee. For the avoidance of doubt, for the purposes of the preceding sentence, to the extent an Employee Benefit Plan contains “Microsoft” type language intended to address such misclassifications, an individual shall not be deemed to have satisfied the criteria for eligibility in an Employee Benefit Plan.

(i)           Each Employee Benefit Plan that is “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) has been operated in accordance with a good faith reasonable interpretation of the applicable requirements thereof.

3.22           Environmental Laws.  The Company, its Subsidiaries and the operation of the Business is and has been in compliance with all applicable Environmental Laws in all material respects.  There have occurred no, and there are no, events, conditions, circumstances, activities, practices, incidents, or actions on the part of, or caused by, the Wilhelmina Transferred Companies, any of their Subsidiaries or any of the Control Sellers (or, to the Knowledge of the Company or any Control Seller, caused by a Third Party) that may give rise to any common law or statutory Liability, or otherwise form the basis of any Claim, Legal Proceeding, Order or action involving or relating to the Business, based upon or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any pollutants, contaminants, chemicals, petroleum, or industrial, toxic or Hazardous Materials.

3.23           Taxes and Tax Returns.  Except as set forth on Schedule 3.23:

(a)           Since December 31, 2004, each of the Wilhelmina Transferred Companies and their Subsidiaries, including any predecessors thereof, has duly and timely filed all Tax Returns required to be filed by it on or before the Closing Date (taking into account extensions) with any Governmental Entity.  Each such Tax Return was true, accurate and complete in all material respects (or as subsequently amended, whether or not pursuant to an audit).  Each of the Wilhelmina Transferred Companies and their Subsidiaries, including any predecessors thereof, has timely paid in full all material Taxes for the period covered by each such Tax Return, whether or not shown as due on such Tax Return, subject to the amounts disclosed on Schedule 3.23 with respect to Taxes not shown as due on a Tax Return (which amounts are being contested in good faith and for which adequate reserves have been established).  All Taxes not yet due and payable have been withheld or reserved for and, to the extent that they relate to periods on or prior to the Closing Date are, or will be, reflected as a Liability on the balance sheets contained in the Unaudited Monthly Statements.  The LLCs have never elected to be taxed as other than a partnership for federal or state income tax purposes.

(b)           Each of the Wilhelmina Transferred Companies and their Subsidiaries has complied in all material respects with all Laws relating to the payment and withholding of Taxes and information reporting and back up withholding (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code, or similar provisions under any foreign Laws) and has, within the time and in the manner prescribed by Law, withheld from employee wages and paid over, in a timely manner, to the proper Taxing Authorities  all amounts required to be so withheld and paid over under applicable Law.

(c)           No material deficiency for any Taxes has been asserted or assessed against the Wilhelmina Transferred Companies or their Subsidiaries that has not been resolved and paid in full or fully reserved for in each case, as reserved for and identified on the Financial Statements.  None of the Wilhelmina Transferred Companies nor any of their Subsidiaries has received any notices in writing from the IRS or any other Taxing Authority of any proposed examination or of any proposed change in reported information relating to the Taxes of Wilhelmina Transferred Companies or any of their Subsidiaries.  No Legal Proceeding or audit or similar foreign proceedings is pending with regard to any of the Taxes or Tax Returns of the Wilhelmina Transferred Companies or their Subsidiaries.  No Wilhelmina Transferred Company or Subsidiary thereof has received notice in writing of any claim by a Governmental Entity in a jurisdiction where such Wilhelmina Transferred Company or Subsidiary does not file Returns that it is or may be subject to taxation by any Governmental Entity.

(d)           The Wilhelmina Transferred Companies and their Subsidiaries have delivered or made available to the Purchaser copies of all federal, state, local and foreign income or franchise Tax Returns filed by the Wilhelmina Transferred Companies or any of their Subsidiaries, as well as examination reports and statements of deficiencies assessed against or agreed to by the Wilhelmina Transferred Companies or their Subsidiaries, for all years in which the statute of limitations remains open for a Taxing Authority to assess any Taxes and all supporting work papers for the above referenced Tax Returns.

(e)           There are no outstanding waivers, agreements or comparable consents given by the Wilhelmina Transferred Companies or any of their respective Subsidiaries regarding the application of the statute of limitations for assessment or collection with respect to any Taxes or Tax Returns relating to the Company or its Subsidiaries nor is any request for any such waiver, agreement, or consent pending.

(f)           None of the Wilhelmina Transferred Companies or their Subsidiaries (A) is a party to or bound by any tax allocation or sharing agreement (B) is or has been a member of an affiliated group filing a consolidated federal income Tax Return (other than with another Wilhelmina Transferred Companies or a Subsidiary) or (C) has any Liability for the Taxes of any Person (other than any of the Wilhelmina Transferred Companies or any of their Subsidiaries) under Reg. §1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or successor, by contract, or otherwise.  None of the Wilhelmina Transferred Companies or their Subsidiaries is a party to any joint venture, partnership or other arrangement that is treated as a partnership for federal income tax purposes (except for the LLCs).

(g)           None of the Wilhelmina Transferred Companies or their Subsidiaries has a permanent establishment located in any tax jurisdiction other than the United States or is liable for the payment of Taxes levied by any jurisdiction located outside the United States.  None of the Wilhelmina Transferred Companies or their Subsidiaries is a “foreign person” within the meaning of Section 1445 of the Code.

(h)           None of the Wilhelmina Transferred Companies or their Subsidiaries is a party to any agreement, contract, arrangement, or plan that has resulted or would result, separately or in the aggregate, in the payment of any “excess parachute payment” within the meaning of Section 280G (or any corresponding provision of state, local, or foreign Tax law).

(i)           None of the Wilhelmina Transferred Companies or their Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax free treatment under Section 355 of the Code.

(j)           None of the Wilhelmina Transferred Companies or their Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any:  (i) intercompany transactions or excess loss accounts described in Treasury regulations under Section 1502 of the Code (or any similar provision of state, local, or foreign Law), (ii) installment sale or open transaction disposition made on or prior to the Closing Date, or (iii) prepaid amount received on or prior to the Closing Date.

(k)           No Wilhelmina Transferred Company or any Subsidiary thereof is a “United States real property holding company” within the meaning of Section 897 of the Code.  No transaction contemplated by this Agreement shall be subject to the withholding requirements set forth in Sections 1445 or 1446 of the Code.

3.24           Proxy Statement.  None of the information supplied in writing or to be supplied in writing by the Wilhelmina Transferred Companies or the Control Sellers for inclusion or incorporation by reference in the Proxy Statement and any amendments thereof and supplements thereto will at the time of the mailing of the Proxy Statement to the shareholders of Purchaser and at the time of the Shareholder Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or will, at the time of the Shareholder Meeting, omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Shareholder Meeting which shall have become false or misleading in any material respect.  Only information supplied or to be supplied by the Wilhelmina Transferred Companies in writing shall be considered to have been supplied for inclusion in the Proxy Statement.

3.25           Corporate Records, Controls.  The Books and Records of the Wilhelmina Transferred Companies and their Subsidiaries fairly and accurately record and reflect all transactions material to the operations of the Wilhelmina Transferred Companies and their Subsidiaries and the Business and have been maintained in accordance with sound business practices.

3.26           Brokers.  Except as set forth on Schedule 3.26 (any of which listed items shall be borne out of pocket at Closing solely by the Sellers), no broker, investment banker, financial advisor or other Person, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of the Company, any of its Subsidiaries, any of the Sellers, or any Person acting on their behalf.

3.27           Bank Accounts; Powers of Attorney.  Schedule 3.27 lists the names of (a) each bank, trust company and stock or other broker with which any Wilhelmina Transferred Company or Subsidiary thereof has an account, credit line or safe deposit box or vault, or otherwise maintains relations (the “Bank Accounts”), and (b) all Persons authorized to draw on, or to have access to, each of the Bank Accounts, and (c) all Persons authorized by proxies, powers of attorney or other like instruments to act on behalf of any Wilhelmina Transferred Company or any Subsidiary thereof in any matter concerning their Property or the Business.

3.28           Statements and Other Documents Not Misleading.  Neither this Agreement, including all Schedules and Exhibits, nor any other Collateral Document or other written instrument heretofore or hereafter furnished by the Wilhelmina Transferred Companies, their Subsidiaries or the Control Sellers to Purchaser in connection with the Contemplated Transactions contains or will contain any untrue statement of any material fact or omits or will omit to state any material fact required to be stated in order to make such statement, document or other instrument not misleading.

3.29           No Knowledge of Breaches.  Neither the Control Sellers nor the Wilhelmina Transferred Companies and their Subsidiaries currently has actual Knowledge of any facts or circumstances that would serve as the basis for a Claim by the Sellers or Wilhelmina Transferred Companies and their Subsidiaries against the Purchaser based upon a (i) breach of any of the representations and warranties of the Purchaser contained in this Agreement, or (ii) breach of any of the covenants to be performed by the Purchaser at or prior to Closing.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each Seller, severally and not jointly, hereby makes the following representations and warranties to the Purchaser and Merger Sub with respect to such Seller as of the date hereof and of the Closing Date (provided that Esch shall only be deemed to make the representations as to both Esch and Lorex and Krassner shall only be deemed to make the representations as to both Krassner and the Krassner L.P.):

4.1           Organization.  Such Seller (if not a natural person) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

4.2           Legal Authority; Binding Effect.  Such Seller has the full right, power, authority and capacity to enter into and perform this Agreement and each of the Collateral Documents to which such Seller is a party, and to consummate the Contemplated Transactions.  The execution, delivery and performance by such Seller of this Agreement and each of the Collateral Documents to which it is a party, and the consummation by such Seller of the Contemplated Transactions have been duly authorized by all necessary action (corporate or otherwise, as applicable) on the part of such Seller.  This Agreement and each of the Collateral Documents to which such Seller is a party have been duly executed and delivered by each such Seller, and constitute legal, valid and binding obligations of such Seller, enforceable against such Seller in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar Laws affecting the rights of creditors generally and general equity principles (regardless of whether enforceability is considered in a proceeding at law or in equity).

4.3           No Conflicts, Consents.  The execution, delivery and performance of this Agreement and each of the Collateral Documents, and the consummation of the Contemplated Transactions, by such Seller do not and will not:  (i) result in a Default of or under (A) any of the terms of the Organizational Documents of such Seller (if not a natural person), (B) any Law, Permit or Order applicable to or binding upon such Seller, or (C) result in the creation or imposition of any Encumbrance upon any of the equity interests of the Wilhelmina Transferred Companies held by such Seller. No Governmental Consent or Consent of any Person that has not been acquired is required for (i) the execution, delivery and performance by such Seller of this Agreement or any of the Collateral Documents to which any of them is a party, or (ii) the consummation of the Contemplated Transactions by such Seller.

4.4           Title to Shares and Units.  Such Seller has good and valid title to the Wilhelmina Equity Interests and Company Shares reflected as owned by such Seller on Schedule A, free and clear of all Encumbrances (except such Encumbrances as may be imposed by the LLC Agreements and the Signature Bank Security Interests).  At the Closing, such Seller will transfer to Purchaser the entire right, title and interest in and to his respective Wilhelmina Equity Interests, as applicable, free and clear of all Encumbrances.  Such Seller owns of record and beneficially equity interests in the Wilhelmina Transferred Companies as set forth on Schedule A attached hereto.

4.5           Agreements.  Except as set forth on Schedule 4.5, such Seller has no understanding or agreement with any Wilhelmina Transferred Company or Subsidiary respecting equity interests or other securities of any Wilhelmina Transferred Company or Subsidiary thereof that have not been released on or prior to the date hereof.  Such Seller has not entered into or granted any outstanding warrants, options, commitments, agreements or understandings to or with any Person (except for the Contemplated Transactions) to sell, transfer or otherwise dispose of any securities (equity or debt) in the Wilhelmina Transferred Companies, including, without limitation, the Wilhelmina Shares or Wilhelmina Units.  Such Seller is not a party to any voting trust or other similar agreement or understanding with respect to the voting or ownership of equity securities of the Wilhelmina Transferred Companies.

4.6           Legal Proceedings.  Except as set forth on Schedule 4.6, there are no Legal Proceedings or Orders pending against or, to Knowledge of such Seller, threatened against or affecting such Seller that (i) would impair the ability of such Seller to perform its obligations under this Agreement or any of the Collateral Documents, (ii) seeks to prevent the consummation of any of the Contemplated Transactions, (iii) questions the validity of this Agreement or any of the Collateral Documents, (iv) affect transferability of Wilhelmina Shares or Wilhelmina Units or (v) would reasonably be expected, individually or in the aggregate, to (a) have a Material Adverse Effect on the Wilhelmina Transferred Companies, any of their Subsidiaries or the Business or (b) impair the ability of the such Seller, or the Wilhelmina Transferred Companies or any of their Subsidiaries to perform its obligations under this Agreement or any of the Collateral Documents. There is no Order outstanding against such Seller that relates to or affects the Wilhelmina Shares or the Wilhelmina Units or this Agreement or the Contemplated Transactions.

4.7           Purchase Entirely for Own Account.  Subject to any election pursuant to Section 2.13, the Purchaser Stock to be received by or at the direction of the Sellers pursuant to the terms hereof will be acquired for investment for each such Sellers’ own accounts, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof.  No Seller has any present intention of selling, granting any participation in, or otherwise distributing the Purchaser Stock acquired by such Seller.  No Seller has any contract, undertaking, agreement or arrangement with any Person to sell or transfer, or grant any participation to such Person or to any Third Party, with respect to any Purchaser Stock to be acquired by the Seller.

4.8           Seller Address, Access to Information, Experience, Etc.

(a)           The address set forth on the signature pages of this Agreement is such Seller’s true and correct business, residence or domicile address.  The Seller has received and read and is familiar with this Agreement.  The Seller has had an opportunity to ask questions of and receive answers from representatives of the Purchaser concerning the terms and conditions of this transaction.  The Seller has reviewed the representations and warranties in Article 3 and has no Knowledge of any inaccuracy in such statements.

(b)           The Seller has substantial experience in evaluating non-liquid investments such as the Purchaser Stock and is capable of evaluating the merits and risks of an investment in the Purchaser.  The Seller is an “accredited investor” as that term is defined in Rule 501(c) of Regulation D promulgated under the Securities Act.

(c)           The Seller has had an opportunity to ask questions of and receive answers from representatives of the Purchaser concerning the terms and conditions of this transaction.

(d)           The Seller has been furnished access to the business records of the Purchaser and such additional information and documents as such Seller has requested and has been afforded an opportunity to ask questions of, and receive answers from, representatives of the Purchaser concerning the terms and conditions of this Agreement, the acquisition of the Purchaser Stock, the business, operations, market potential, capitalization, financial condition and prospects of the Purchaser, and all other matters deemed relevant to such Seller.

(e)           The Seller acknowledges that it has had an opportunity to evaluate all information regarding the Purchaser as it has deemed necessary or desirable in connection with the Contemplated Transactions, has independently evaluated the Contemplated Transactions and has reached its own decision to enter into this Agreement.

4.9           Restricted Securities.  The Seller understands that the Purchaser Stock to be acquired by such Seller have not been registered under the Securities Act or the laws of any state and may not be sold or transferred, or otherwise disposed of, without registration under the Securities Act and applicable state securities laws, or pursuant to an exemption therefrom.  In the absence of an effective registration statement covering the Purchaser Stock to be acquired by the Seller, the Seller will sell or transfer, or otherwise dispose of, the Purchaser Stock to be acquired by the Seller only in a manner consistent with its representations and agreements set forth herein, the terms and conditions set forth in the Collateral Documents and any applicable Federal and state securities laws.

4.10           No Knowledge of Breaches.  No Seller currently has actual Knowledge of any facts or circumstances that would serve as the basis for a Claim by the Sellers or Wilhelmina Transferred Companies and their Subsidiaries against the Purchaser based upon a (i) breach of any of the representations and warranties of the Purchaser contained in this Agreement, or (ii) breach of any of the covenants to be performed by the Purchaser at or prior to Closing.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES
OF THE PURCHASER

The Purchaser and Merger Sub hereby represent and warrant to the Sellers and the Company as follows:

5.1           Organization.  The Purchaser (i) is a Delaware corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has the power and authority to own and operate its properties and assets and to transact its business as currently conducted and (iii) is duly qualified and authorized to do business and is in good standing in all jurisdictions where the failure to be duly qualified, authorized and in good standing would reasonably be expected to have a Material Adverse Effect on Purchaser.  The Merger Sub (i) is a New York corporation duly organized on August 14, 2008, and is validly existing and in good standing under the laws of the state of its organization, (ii) has the power and authority to own and operate its properties and assets and to transact its business as currently conducted and (iii) is duly qualified and authorized to do business and is in good standing in all jurisdictions where the failure to be duly qualified, authorized and in good standing would reasonably be expected to have a Material Adverse Effect on Purchaser.

5.2           Legal Authority; Binding Effect.  The Purchaser and the Merger Sub have the corporate power and authority to enter into and perform this Agreement, each of the Collateral Documents to which each is a party, and to consummate the Contemplated Transactions.  The execution, delivery and performance by the Purchaser of this Agreement and each of the Collateral Documents to which each is a party, and the consummation by each of them of the Contemplated Transactions, have been duly authorized by all necessary corporate action on the part of Purchaser or Merger Sub, as applicable.  This Agreement and each of the Collateral Documents to which the Purchaser or Merger Sub is a party have been duly executed and delivered by the Purchaser and/or Merger Sub, as applicable and constitute legal, valid and binding obligations of the Purchaser and Merger Sub, enforceable against the Purchaser or Merger Sub in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar Laws affecting the rights of creditors’ generally and general equity principles (regardless of whether enforceability is considered a proceeding at law or in equity).

5.3           Conflict with other Instruments; Absence of Restrictions.  The execution, delivery and performance of this Agreement and each of the Collateral Documents, and the consummation of the Contemplated Transactions, by the Purchaser do not and will not:  (i) assuming receipt of the Charter Approval, result in a Default of or under (A) any of the terms of the Purchaser’s or Merger Sub’s Organizational Documents, (B) any Law, Permit or Order applicable to or binding upon the Purchaser, Merger Sub or any of their respective Subsidiaries, or (C) any Material Contracts, Permits or Licenses to which Purchaser or Merger Sub is a party or is bound; (ii) result in the creation or imposition of any Encumbrance upon any of the assets or properties of the Purchaser or Merger Sub; or (iii) (A) result in the termination, amendment or modification of, or give any party the right to terminate, amend, modify, abandon, or refuse to perform any Material Contract, License or Permit to which Purchaser or Merger Sub is a party or by which it, or any of their properties or assets, are bound, or (B) result in the acceleration or modification of, or give any party the right to accelerate or modify, the time within which, or the terms under which, any duties or obligations are to be performed, or any rights or benefits are to be received under any Material Contract, License or Permit to which Purchaser or Merger Sub is a party or by which it, or any of its properties or assets, is bound.

5.4           Capitalization.

(a)           The authorized capital stock of Purchaser consists of (i) 75,000,000 shares common stock and (ii) 10,000,000 shares of preferred stock (with giving effect to any increase in authorized capital pursuant to the Authorized Capital Approval).  As of the date hereof, 53,883,872 shares of common stock are outstanding and (iii) stock options exercisable for 240,000 shares of Common Stock outstanding.  Except as described in this Section 5.4, there are no shares of capital stock, membership interests or other equity interests of Purchaser, outstanding warrants, options or other rights, commitments, agreements or understandings to purchase or acquire any shares of capital stock, membership interests or other equity interests or securities of Purchaser, there are no outstanding debt securities of Purchaser convertible into shares of capital stock, membership interests or otherwise containing equity interests or securities and there are no outstanding or authorized unit appreciation, phantom unit, profit participation or similar rights with respect to Purchaser. Outstanding Purchaser Shares were issued or sold in compliance with all applicable Laws and are validly issued, fully paid and non-assessable.  Schedule 5.4 provides a pro-forma capitalization chart for Purchaser Shares at the Closing, assuming no changes in capitalization or NCEH Book Value per Share between the date hereof and the Closing.

(b)           The authorized capital stock of Merger Sub consists of 1,000 shares common stock.  As of the date hereof, 100 shares of common stock are outstanding.  Except as described in this Section 5.4, there are no shares of capital stock, membership interests or other equity interests of Merger Sub, outstanding warrants, options or other rights, commitments, agreements or understandings to purchase or acquire any shares of capital stock, membership interests or other equity interests or securities of Merger Sub, there are no outstanding debt securities of Merger Sub convertible into shares of capital stock, membership interests or otherwise containing equity interests or securities and there are no outstanding or authorized unit appreciation, phantom unit, profit participation or similar rights with respect to Merger Sub. Outstanding shares of Merger Sub were issued or sold in compliance with all applicable Laws and are validly issued, fully paid and non-assessable.

(c)           Purchaser Shares to be issued under this Agreement (the “Purchaser Issued Shares”), when issued, will be issued or sold in compliance with all applicable Laws and will be validly issued, fully paid and non-assessable and not issued in violation of any preemptive or similar right.  There are no preemptive rights with respect to the issuance or sale of the Purchaser Issued Shares that have not otherwise been waived or terminated.

5.5           SEC Filings/Financial Statements.

(a)           Purchaser has filed with (or furnished to) the Securities and Exchange Commission (“SEC”) all forms, documents, certifications, registration statements and reports required to be filed (or furnished) by it with the SEC since January 1, 2005 (as amended to date, the “Purchaser SEC Reports”).  As of their respective dates, or, if amended, as of the date of the last such amendment, the Purchaser SEC Reports filed with the SEC complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations promulgated there under.  None of the Purchaser SEC Reports filed with the SEC at the time they were filed or, if amended, as of the date of the last such amendment, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)           Each of the financial statements contained in the Purchaser SEC Reports were prepared in accordance with GAAP and fairly present the financial condition, the results of the operations and, where applicable, the cash flows and changes of financial position of the Company and its Subsidiaries as at the respective dates thereof and for the periods reported therein, subject in the case of interim statements to normal year end adjustments.  The financial statements contained in the Purchaser SEC Reports have been prepared from, and are in accordance with, the books and records of the Purchaser.

5.6           Compliance with Law.  Purchaser and Merger Sub are, and since January 1, 2005 have been, in compliance in all material respects with the Laws or Orders to which Purchaser is subject.  Except as set forth on Schedule 5.6, Purchaser has not received, nor does it have Knowledge of the issuance of, any notice from any Governmental Entity, citizens group, employee, client or other Third Party of any violation or alleged violation of any applicable Laws or Orders by any of them or of any investigation with respect to any such violation or non-compliance, in each case since January 1, 2005.  Purchaser has no Knowledge of any investigation relating to Purchaser that is in progress, threatened or contemplated by any Governmental Entity.

5.7           Legal Proceedings.  There is no Legal Proceeding or Order pending against or, to the Knowledge of Purchaser or Merger Sub, threatened against or affecting, the Purchaser or Merger Sub, except those that would reasonably be expected, individually or in the aggregate, to (i) have a Material Adverse Effect on Purchaser or Merger Sub (giving effect to the Contemplated Transactions and the acquisition of the Wilhelmina Transferred Companies) or (ii) materially adversely impair or restrict the ability of Purchaser or Merger Sub to perform its obligations under this Agreement or any of the Collateral Documents.  Except as set forth on Schedule 5.7, there is no Order outstanding against Purchaser or Merger Sub that (i) could reasonably be expected, individually or in the aggregate, to materially adversely impair or restrict the ability of Purchaser or Merger Sub to perform its obligations under this Agreement or any of the Collateral Documents.

5.8           Purchase Entirely for Own Account.  The securities in the Wilhelmina Transferred Companies to be received by the Purchaser pursuant to the terms hereof will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof.  The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing such securities.  The Purchaser has no contract, undertaking, agreement or arrangement with any Person to sell or transfer, or grant any participation to such Person or to any Third Party, with respect to any securities to be acquired by the Purchaser.

5.9           Access to Information, Experience, Etc.

(a)           The Purchaser has received and read and is familiar with this Agreement.  The Purchaser has had an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the Contemplated Transactions.  The Purchaser has substantial experience in evaluating non-liquid investments such as the securities of the Wilhelmina Transferred Companies and is capable of evaluating the merits and risks of an investment in the Wilhelmina Transferred Companies.  The Purchaser is an “accredited investor” as that term is defined in Rule 501(c) of Regulation D promulgated under the Securities Act.

(b)           The Purchaser has been furnished access to the business records of the Wilhelmina Transferred Companies and such additional information and documents as the Purchaser has requested and has been afforded an opportunity to ask questions of, and receive answers from, representatives of the Wilhelmina Transferred Companies concerning the terms and conditions of this Agreement, the acquisition of the securities of the Wilhelmina Transferred Companies, the business, operations, market potential, capitalization, financial condition and prospects of the Wilhelmina Transferred Companies and all other matters deemed relevant to such Seller.

(c)           The Purchaser acknowledges that it has had an opportunity to evaluate all information regarding the Wilhelmina Transferred Companies as it has deemed necessary or desirable in connection with the Contemplated Transactions, has independently evaluated the Contemplated Transactions and has reached its own decision to enter into this Agreement.

5.10           Absence of Changes.  Except as set forth on Schedule 5.10, since December 31, 2007, there has been no event or condition which had (or is reasonably likely to result in) a Material Adverse Effect on the Purchaser.

5.11           Proxy Statement.  None of the information supplied or to be supplied by Purchaser or Merger Sub for inclusion in the Proxy Statement (and any amendments thereof and supplements thereto) will at the time of the mailing of the Proxy Statement to the shareholders of Purchaser and at the time of the Shareholder Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.12           Rights Plan.  The Rights Amendment has been duly authorized, executed and delivered by the Purchaser and is valid and enforceable in accordance with its terms.

5.13           Board Recommendation.  As of the date of this Agreement, the Board of Directors of Purchaser and the Board of Directors of the Merger Sub, at a meeting duly called and held, has approved the Contemplated Transactions and the Board of Directors of the Purchaser has resolved to recommend that the stockholders of Purchaser vote in favor of the Stockholder Approvals.

5.14           Brokers or Finders.  Except as set forth on Schedule 5.14, the Purchaser has not engaged the services of any broker or finder with respect to the Contemplated Transactions.

5.15           Financial Ability to Complete the Contemplated Transactions.  At the Closing, the Purchaser will have the financial ability to complete the Contemplated Transactions.

5.16           Acquisition for Investment.  Purchaser (or Merger Sub) is acquiring the Wilhelmina Shares and Wilhelmina Units solely for its own account and not with a view to any distribution of other disposition of such securities in violation of the Securities Act.

5.17           Absence of Undisclosed Liabilities.  Neither the Purchaser nor the Merger Sub has any material Liabilities which are not properly disclosed, reflected or reserved against in the Purchaser SEC Reports or which are not otherwise set forth on Schedule 5.17 attached hereto.  Neither the Purchaser nor the Merger Sub has any Liabilities which has been incurred since December 31, 2007, other than those Liabilities set forth on Schedule 5.17 attached hereto or Liabilities incurred in the ordinary course of business that are not material.

5.18           Statements and Other Documents Not Misleading.  Neither this Agreement, including all Schedules and Exhibits, nor any other Collateral Document or other written instrument heretofore or hereafter furnished by the Purchaser or the Merger Sub or their respective Subsidiaries to the Company in connection with the Contemplated Transactions contains or will contain any untrue statement of any material fact or omits or will omit to state any material fact required to be stated in order to make such statement, document or other instrument not misleading.

5.19           No Knowledge of Breaches.  Neither Purchaser nor Merger Sub currently has actual Knowledge of any facts or circumstances that would serve as the basis for a Claim by the Purchaser or Merger Sub against the Wilhelmina Transferred Companies or the Sellers based upon a (i) breach of any of the representations and warranties of the Wilhelmina Transferred Companies or the Sellers contained in this Agreement, or (ii) breach of any of the covenants to be performed by the Wilhelmina Transferred Companies or the Sellers at or prior to Closing.  Purchaser or Merger Sub shall not be deemed to have actual Knowledge of facts or circumstances merely because such facts or circumstances were disclosed in or discernable from due diligence materials, written or otherwise, provided or made available by the Wilhelmina Transferred Companies or the Sellers, but not otherwise disclosed in this Agreement.

ARTICLE 6

CERTAIN PRE-CLOSING COVENANTS AND OTHER MATTERS

6.1           Restriction on Certain Discussions and Actions.  Until the Closing Date or earlier termination of this Agreement in accordance with its terms, each of the Sellers and the Wilhelmina Transferred Companies will refrain, and will cause their respective Affiliates, managers, members, officers, directors, stockholders, employees, attorneys, accountants and other agents and representatives to refrain, from taking any action, directly or indirectly, to  (i) solicit, encourage, initiate or participate in any way in discussions or negotiations with, or furnish any information with respect to the Wilhelmina Transferred Companies or any of their Subsidiaries to any Person (other than the Purchaser and its representatives) in connection with any possible or proposed sale of the Wilhelmina Transferred Companies, the sale of a substantial portion of the assets, merger or other business combination involving the Wilhelmina Transferred Companies or any of their Subsidiaries, or the acquisition of an equity interest in the Wilhelmina Transferred Companies or any of their Subsidiaries, or any similar transaction involving the Wilhelmina Transferred Companies or any of their Subsidiaries, or any other transaction (including any recapitalization, refinancing or reorganization or any extraordinary licensing transaction involving the “Wilhelmina” name) which could reasonably be expected to impair the consummation of the Contemplated Transactions, or (ii) except as required by law after not less than five (5) days notice to Purchaser, disclose to any Third Party any non-published information concerning the Wilhelmina Transferred Companies, any of their Subsidiaries, its Property or the Business.  Each Seller shall promptly notify Purchaser if such Seller receives any such proposal or offer or any inquiry or contact with respect thereto.  No Seller will, prior to the termination of this Agreement, directly or indirectly, (i) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of his equity interests in the Wilhelmina Transferred Companies, or (ii) grant any proxies, deposit any such equity interests into a voting trust or enter into a voting agreement with respect to any such equity interests.

6.2           Conduct of Business of the Wilhelmina Transferred Companies.  During the period from the date of this Agreement to the Closing Date or the earlier termination of this Agreement in accordance with its terms, each of the Control Sellers and the Wilhelmina Transferred Companies agrees (i) to cause the Business of the Wilhelmina Transferred Companies and their Subsidiaries to be conducted in the ordinary course consistent with past practices, (ii) to use its commercially reasonable efforts to (A) preserve the business organizations of each of the Wilhelmina Transferred Companies and each of their Subsidiaries intact, (B) keep available to the Wilhelmina Transferred Companies the services of each employee and model having an employment or contractor relationship with the Wilhelmina Transferred Companies, (C) preserve the goodwill of the clients, customers and others having business relations with any of the Wilhelmina Transferred Companies or their Subsidiaries and (D) maintain the legal existence of the Wilhelmina Transferred Companies and their Subsidiaries and (iii) the Wilhelmina Transferred Companies and their Subsidiaries will not, without the prior written consent of the Purchaser, other than (A) in connection with the negotiation and completion of the Contemplated Transactions or (B) as required by contract or by Law:

(a)           issue, transfer, sell, encumber or pledge any Wilhelmina Shares or Wilhelmina Units, membership interests, shares of capital stock or other securities (including but not limited to securities convertible into or exchangeable for, or options or rights to acquire, Wilhelmina Shares or Wilhelmina Units or other securities) of the Wilhelmina Transferred Companies or any of their Subsidiaries;

(b)           split, combine or reclassify any Wilhelmina Shares, Wilhelmina Units, membership interests, shares of capital stock or other securities of the Wilhelmina Transferred Companies or any of their Subsidiaries;

(c)           pay any dividends or make distributions, whether in cash, stock or property, to any equity holder or other owner or any other Person, or redeem, purchase or otherwise acquire any Wilhelmina Shares, Wilhelmina Units, membership interests, shares of capital stock or other securities of the Wilhelmina Transferred Companies or any of their Subsidiaries, other than the regular payments of consulting fees (and/or regular interest on the Krassner Note) in the ordinary course of business consistent with prior practice and as set forth on Schedule 3.14(b);

(d)           amend any Organizational Documents;

(e)           except as set forth on Schedule 6.2(e), acquire (i) by merging or consolidating with, or by purchasing a substantial equity interests in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof, or (ii) any assets that are material, individually or in the aggregate, to the Wilhelmina Transferred Companies or any of their Subsidiaries; or enter into any  binding commitment or agreement (written or otherwise) to take any of the foregoing actions with respect to those items set forth on Schedule 6.2(e);

(f)           sell, lease, license or otherwise dispose or, or incur, suffer or permit to exist any Encumbrances (other than Permitted Encumbrances) on any material assets, properties or rights of the Wilhelmina Transferred Companies, other than (i) pursuant to Material Contracts in existence as of the date hereof (and which have been disclosed to Purchaser) and (ii) license agreements described in the exceptions set forth in clause 6.2(g);

(g)           permit the use of the “Wilhelmina” name or mark by any other Person, other than pursuant to license agreements (i) in place as of the date hereof (which agreements have been delivered to the Purchaser) or  (ii) with the modeling agencies set forth on Schedule 6.2(g) on terms consistent with license agreements described in clause (i); or enter into any  binding commitment or agreement (written or otherwise) to take any of the foregoing actions with respect to those items set forth on Schedule 6.2(g);

(h)           make any capital expenditures in excess of $50,000 individually or in the aggregate following the date of this Agreement;

(i)           except as set forth on Schedule 6.2(i), (i) enter into any new business line or business area, (ii) relocate any of their facilities; or (iii) terminate, discontinue, close or dispose of any facility or business operation; or enter into any  binding commitment or agreement (written or otherwise) to take any of the foregoing actions with respect to those items set forth on Schedule 6.2(i);

(j)           (i) incur any new Indebtedness for borrowed money, including but not limited to (x) guaranteeing any Indebtedness of another Person or (y) issuing or selling any debt securities or warrants or other rights to acquire any debt securities of the Wilhelmina Transferred Companies or any of their Subsidiaries, or (ii) make any loans, advances or capital contributions to, or investments in, any other Person; provided that the Company shall maintain and may utilize its existing bank line of credit with Signature Bank in the ordinary course of business in a manner consistent with past practice and in amounts such that there is no greater than $2,500,000 (inclusive of any term loan and revolver) under such bank line outstanding  at any one time;

(k)           enter into, amend or voluntarily terminate any Material Contract to which any Wilhelmina Transferred Company is a party, except that the Company may (i) enter into Material Contracts in the ordinary course of business consistent with past practice provided that such Contracts are terminable on 60 days notice without cost or penalty (provided that any license agreements shall also be subject to clause (g) above) and (ii)  make technical or immaterial amendments to Material Contracts in the ordinary course of business consistent with past practice; provided that this clause (k) shall in all respects be subject to the following clause (1) and any other applicable restriction set forth in this Section 6.2;

(l)           agree to any non-compete restriction or similar prohibition on the Business or future business of the Wilhelmina Transferred Companies or their subsidiaries;

(m)           enter into or amend (i) any employment agreements or any other type of employment arrangement, which in either case provides (A) compensation greater than $100,000 per annum, (B) equity compensation of any kind (whether upfront or contingent), (C) guaranteed compensation of any amount for a period longer than six months, (D) any bonus or similar compensation based on a percentage of profits or EBITDA, or (E) change of control or severance compensation or (ii) any severance or change of control agreements or arrangements or deferred compensation agreements or arrangements;

(n)           (i) enter into any new, or amend or otherwise alter any existing, Employee Benefit Plan; (ii) adopt, amend, terminate or change an interpretation of any Employee Benefit Plan or the participation or coverage under any Employee Benefit Plan, (iii) accelerate the payment or vesting of any material benefits or amounts payable under any Employee Benefit Plan, (iv) cause, suffer or permit the termination of any Employee Benefit Plan, (v) permit any Prohibited Transaction involving any Employee Benefit Plan or fail to pay to any Employee Benefit Plan contribution which they are obligated to pay under the terms of such Employee Benefit Plan, whether or not such failure to pay would result in an Accumulated Funding Deficiency, or (vi) allow or suffer to exist any occurrence of a Reportable Event or any other event or condition, which presents a material risk of termination of any Employee Benefit Plan;

(o)           implement or effect any lay off, early retirement program, severance program or other program concerning the termination of employment of employees or contractors of the Wilhelmina Transferred Companies or their Subsidiaries;

(p)           (i) remove any fixtures, Equipment or personal property from any of the Leased Real Property except in the ordinary course of business consistent with past practice; (ii) sell, discount, factor or otherwise dispose of any Accounts Receivable (except by collection in the ordinary course of business); or (iii) cancel or compromise any Indebtedness or Claim except in the ordinary course of business consistent with past practice, or waive or release any rights of material value;

(q)           settle or compromise any legal proceeding or enter into any consent decree, injunction or similar restraint or form of equitable relief in settlement of any proceeding;

(r)           change any accounting principle, practice or method;

(s)           (i) fail to pay when due all Taxes lawfully levied or assessed against the Wilhelmina Transferred Companies or any of their Subsidiaries before any penalty or interest accrues on any unpaid portion thereof and file all Tax Returns when due (including applicable extensions); or, with respect to payroll or withholding Taxes, fail to make any such payments or deposits as such payments or deposits when due by Law; and (ii) make or change any Tax elections or settle any audit or examination relating to Taxes, except those being contested in good faith by appropriate proceedings;

(t)           fail to use reasonable commercial efforts to maintain in full force and effect insurance coverage of the types and in the amounts set forth in Schedule 3.17 attached hereto;

(u)           modify its cash management practices, including but not limited to (i) accelerating the collection of Accounts Receivable and/or (ii) delaying payment of accounts payable or similar obligations; provided that it is understood and agreed that the Wilhelmina Transferred Companies shall pay on a timely basis consistent with past practice all amounts due to vendors, employees and models (except those being contested in good faith); and

(v)           take, suffer or permit any action, or omit to take any action, that would render untrue any of the representations or warranties set forth in Article 3 of this Agreement; and

(w)           enter into any commitment or agreement to take any of the actions described in clauses (a) through (v) of this Section 6.2.

6.3           Conduct of Business of Purchaser.  During the period from the date of this Agreement to the Closing Date or the earlier termination of this Agreement in accordance with its terms, Purchaser will not agree or commit to take, any action that would reasonably be expected to prevent or materially delay the consummation of the Contemplated Transactions; provided that that the failure of Purchaser to give any consent or waiver under this Agreement (where such consent or waiver of such party is or would be required) shall not be construed as any such action in violation of this Section 6.3.  In addition, during the period from the date of this Agreement to the Closing Date or the earlier termination of this Agreement in accordance with its terms, the Purchaser shall not, without the prior written consent of the Company and the Control Sellers, other than (i) as contemplated by this Agreement, (ii) in connection with the evaluation, negotiation and completion of the Contemplated Transactions or (ii) as required by contract or by Law:

(a)           issue, transfer, sell, encumber or pledge any Purchaser Shares, shares of capital stock or other securities (including but not limited to securities convertible into or exchangeable for, or options or rights to acquire, Purchaser Shares ) of the Purchaser or any of its Subsidiaries, other than in respect of any equity financing raised in connection with the consummation of the Contemplated Transactions (which equity financing shall not be priced more favorably to the financing source than NCEH Book Value Per Share without the consent of the Control Sellers);

(b)           split, combine or reclassify any Purchaser Shares or shares of capital stock or other securities of the Purchaser or any of its Subsidiaries;

(c)           pay any dividends or make distributions, whether in cash, stock or property, to any equity holder or other owner or any other Person, or redeem, purchase or otherwise acquire any Purchaser Share, shares of capital stock or other securities of the Purchaser or any of its Subsidiaries;

(d)           amend any Organizational Documents;

(e)           acquire  (i) by merging or consolidating with, or by purchasing a substantial equity interests in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof, or (ii) any assets in an amount greater than $50,000, individually or in the aggregate, to the Purchaser;

(f)           make any capital expenditures in excess of $50,000 individually or in the aggregate following the date of this Agreement;

(g)           (i) incur any new Indebtedness for borrowed money, including but not limited to (x) guaranteeing any Indebtedness of another Person or (y) issuing or selling any debt securities or warrants or other rights to acquire any debt securities of the Wilhelmina Transferred Companies or any of their Subsidiaries, or (ii) make any loans, advances or capital contributions to, or investments in, any other Person; provided that the Company may incur Indebtedness in connection with the consummation of the Contemplated Transactions;

(h)           Pay to any person for services rendered an amount in excess of $50,000, other than reasonable compensation on market terms to employees of Purchaser;

(i)           (i) fail to pay when due all Taxes lawfully levied or assessed against the Purchaser or Merger Sub or any of their respective Subsidiaries before any penalty or interest accrues on any unpaid portion thereof and file all Tax Returns when due (including applicable extensions); or, with respect to payroll or withholding Taxes, fail to make any such payments or deposits as such payments or deposits when due by Law; and (ii) make or change any Tax elections or settle any audit or examination relating to Taxes, except those being contested in good faith by appropriate proceedings;

(j)           settle or compromise any material legal proceeding or enter into any consent decree, injunction or similar restraint or form of equitable relief in settlement of any proceeding that would reasonably impact the conduct of the Wilhelmina Transferred Companies following the Closing;

(k)           take, suffer or permit any action, or omit to take any action, that would render untrue any of the representations or warranties set forth in Article 5 of this Agreement; and

(l)           enter into any commitment or agreement to take any of the actions described in clauses (a) through (k) of this Section 6.3.

6.4           Notice of Certain Events.  The Wilhelmina Transferred Companies and the Control Sellers, on the one hand, and the Purchaser, on the other hand, covenant and agree to provide each other with prompt notice to each other of (i) any event, fact or circumstance which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Wilhelmina Transferred Companies or their Subsidiaries (taken as a whole) or Purchaser, as the case may be, (ii)  any representation or warranty made by any of them contained in this Agreement which has become untrue or inaccurate, (iii) the failure by any of them to comply with or satisfy any covenant, agreement or condition to be complied with or satisfied under this Agreement, within the time frame set forth in this Agreement or (iv) (A) the commencement of, any known threat to commence, and of any developments or changes in any pending or threatened Legal Proceedings or (B) the assertion, commencement or threat of any Claim of the type and nature which would be required to be disclosed on Schedule 3.13, Schedule 4.6 or Schedule 5.7; provided, however, that such notification shall not excuse or otherwise affect the representations, warranties, covenants or agreements of the parties, or the conditions to the obligations of the parties, under this Agreement.

6.5           Additional Financial Statements.  The Company and the Control Sellers agree to deliver to the Purchaser monthly consolidated unaudited financial statements of the Wilhelmina Transferred Companies and their Subsidiaries consisting of an income statement (the “Unaudited Monthly Statements”) for each calendar month following the date hereof within 15 days after the end of each such month; provided, however, if the Closing shall occur prior to the required delivery date as set forth in this Section 6.5 applicable to particular Unaudited Monthly Statements, then the obligation to deliver such financial statements shall terminate at the Closing.  The Company and the Control Sellers agree to deliver the March 2008 Financials and the June 2008 Financials to the Purchaser not later than September 15, 2008.

6.6           Cooperation; Access to Books and Records.  Each of the Sellers, the Wilhelmina Transferred Companies and their Subsidiaries will use reasonable commercial efforts to cooperate with the Purchaser and Merger Sub in connection with the Contemplated Transactions and, until the Closing Date or earlier termination of this Agreement in accordance with its terms, shall afford to the Purchaser and the Merger Sub, its agents, attorneys, accountants, financing sources (whether debt or equity) and other authorized representatives, including engineers, financial advisers, current and prospective lenders and debt underwriters, reasonable access to all of the properties, assets, financial information, operations, books, records, files, correspondence, computer output, data, files, log books, technical and operating manuals and other materials of the Wilhelmina Transferred Companies and their Subsidiaries (including those in the possession or control or their accountants, attorneys and any other Third Party), as the case may be, for the purpose of permitting the Purchaser to make such investigation and examination of the Business, assets, properties and Books and Records of the Wilhelmina Transferred Companies

and their Subsidiaries as are reasonably necessary or appropriate.  Any such investigation, access and examination shall be conducted during regular business hours and upon mutually agreed upon times and will be conducted in a manner that will not materially disrupt the operation of the Business.  Each of the Sellers and the Wilhelmina Transferred Companies will cause his and its counsel, accountants and representatives and each of the managers, directors, officers, employees or contractors or the Wilhelmina Transferred Companies and their Subsidiaries, and shall use their commercially reasonable efforts to cause the models and other Talent of the Wilhelmina Transferred Companies and their Subsidiaries, to reasonably cooperate with the employees and representatives of the Purchaser in connection with such investigation, access and examination.  The parties shall cooperate prior to Closing to make appropriate “cleanup” corrections to documents, agreement and state filings of the Wilhelmina Transferred Companies as reasonably determined advisable by Purchaser’s counsel.

6.7           Commercially Reasonable Efforts.

(a)           Upon the terms and subject to the conditions set forth in this Agreement, the parties shall use their commercially reasonable efforts to take, or cause to be taken, all commercially reasonable actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Closing, and the other Contemplated Transactions, including (a) obtaining all Governmental Consents, (b) defending any Legal Proceeding or Claims challenging this Agreement or the consummation of any of the Contemplated Transactions, including, if the circumstances warrant, seeking to have any stay or temporary restraining Order vacated or reversed, and (c) the execution and delivery of any additional documents, agreements and instruments necessary to consummate the Contemplated Transactions by, and to fully carry out the purposes of, this Agreement.

(b)           At Purchaser’s request, the Control Sellers and the Wilhelmina Transferred Companies shall use commercially reasonable efforts to obtain all third party consents reasonably determined by Purchaser to be required under Contracts of the Wilhelmina Transferred Companies including those listed on Schedule 3.6 (the “Required Third Party Consents”); provided that, in no event, shall the Control Sellers or the Wilhelmina Transferred Companies, without Purchaser’s consent, pay or agree to pay any amount of money, or relinquish any economic right or amend any Contracts in a manner adverse to the Wilhelmina Transferred Companies in connection with obtaining the Required Third Party Consent.

6.8           Proxy Statement.

(a)           As promptly as practicable following the execution and delivery of this Agreement, Purchaser shall prepare or cause to be prepared and filed with the SEC a proxy statement (together with any amendments thereof or supplements thereto, the “Proxy Statement”) in connection with the Stockholder Meeting.  The Company and the Control Sellers shall cooperate with Purchaser in the preparation of the Proxy Statement and any amendments and supplements thereto, including providing, and causing their Affiliates to provide, such information (including but not limited to all required financial information, whether audited or unaudited, with respect to the Wilhelmina Transferred Companies and their Subsidiaries) as may be required or appropriate in connection with the preparation and mailing of the Proxy Statement and any amendments and supplements thereto, including any such information required in connection with approvals and matters described in Section 6.9.

(b)           Purchaser shall promptly (i) notify Control Sellers of the receipt of any comments from the SEC with respect to the Proxy Statement and of any request by the SEC for amendments of, or supplements to, the Proxy Statement, and (ii) provide the Control Sellers with copies of all correspondence with the SEC with respect to the Proxy Statement.  Purchaser shall use its commercially reasonable efforts to resolve all comments from the SEC with respect to the Proxy Statement as promptly as practicable.  Purchaser, on the one hand, and the Control Sellers and the Wilhelmina Transferred Companies, on the other hand, shall notify each other as promptly as practicable upon becoming aware of any event or circumstance which should be described in an amendment of, or supplement to, the Proxy Statement so that the Proxy Statement would not include any misstatement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and as promptly as practicable thereafter, Purchaser shall file an appropriate amendment or supplement describing such information with the SEC and, to the extent required by applicable Law or the SEC, and disseminate such amendment or supplement to its stockholders.

6.9           Stockholder Meeting.  Purchaser shall duly call, give notice of, convene and hold a meeting of its stockholders (the “Stockholder Meeting”) following clearance of the Proxy Statement by the SEC, in compliance with applicable Law, for the purpose of obtaining (1) stockholder approval of the Contemplated Transactions under Section XII of Purchaser’s Certificate of Incorporation (the “Charter Approval”), (2) stockholder approval of a change of the corporate name of Purchaser to “Wilhelmina International, Inc.”  (or such other name as mutually agreed between Purchaser and the Control Sellers following the date hereof)  (the “Name Change Approval”), provided that any such change in name shall be effected only if the Closing occurs; (3) stockholder approval of an increase in the authorized common stock of the Purchaser to an amount to fully accommodate the Contemplated Transactions and any additional amount reasonably determined by Purchaser (the “Authorized Capital Approval”), (4) stockholder approval of the declassification of Purchaser’s Board of Directors and reconstitution of such Board of Directors to initially include the individuals set forth on Schedule 6.9(a) hereof (the “Declassification Approval”) and (5) the other amendments to Purchaser’s Certificate of Incorporation as set forth on Schedule 6.9(b) hereof ((1)-(5) collectively, the “Stockholder Approvals”); provided that, in Purchaser’s discretion, Purchaser may elect to seek the Stockholder Approvals, and any other approval reasonably determined by Purchaser to be required in connection with the Contemplated Transactions (including in respect of the Financing), at Purchaser’s annual meeting of stockholders and concurrently with the annual election of directors to Purchaser’s board of directors at such meeting; provided further that, so long at the SEC clears the Proxy Statement, Purchaser shall use commercially reasonable efforts to hold the Stockholder Meeting (which may be Purchaser’s annual meeting, in Purchaser’s discretion) within forty-five (45) days of such clearance. Purchaser shall, subject to applicable law and the last sentence of this Section 6.9, use commercially reasonable efforts to solicit proxies in favor of the Stockholder Approvals and obtain the required votes therefore (including, with respect to the Charter Approval, the Requisite Stockholder Vote).  Purchaser’s Board of Directors shall declare advisable and recommend in favor of the Stockholder Approvals (which recommendation shall be contained in the Proxy Statement); provided that Purchaser’s Board of Directors may withdraw, modify or change such recommendation in favor of the Stockholder Approvals (a “Change in Recommendation”) if it has determined, based on the advice of outside counsel, that the failure to effect such Change in Recommendation is reasonably likely to result in a breach of the fiduciary duties of Purchaser’s Board of Directors under applicable Law; provided further that, in the event that the Purchaser’s Board of Directors effects a Change in Recommendation, Purchaser shall have no obligation under the second sentence of this Section 6.9.

6.10           Purchaser Financing.  From the date of this Agreement until the Closing, the Control Sellers shall, and shall cause their Affiliates to, provide reasonable cooperation to Purchaser and its Affiliates in connection with the arrangement of financing (which may include debt or equity financing, but in any case for not more than $5 million in the aggregate) necessary for Purchaser to complete the Contemplated Transactions (the “Financing”), including (i) permitting direct contact, upon Purchaser’s request, between prospective lenders and appropriate officers and employees of the Wilhelmina Transferred Companies, (ii) preparing and providing all financial information reasonably requested by prospective financing sources, (iii) seeking, and making arrangements reasonably satisfactory to Purchaser and its financing sources with respect to, lien releases, applicable consents, landlord estoppel certificates, pay off letters and similar customary items and (iv) using its commercially reasonable efforts to cause appropriate officers and employees of the Wilhelmina Transferred Companies (A) to be available, on a customary basis and at mutually agreed times and places, to meet with prospective lenders and investors in presentations, meetings, road shows and due diligence sessions,  (B)  to assist with the preparation of disclosure documents in connection therewith and (C) to execute and deliver agreements, instruments and certificates of officers of Wilhelmina Transferred Companies to the extent reasonably necessary to facilitate the Financing, and to use commercially reasonable efforts to cause legal counsel and accountants to render legal opinions and comfort letters to the extent reasonably necessary in connection with the Financing and not otherwise reasonably available from the legal counsel and/or accountants of Purchaser (or are not reasonably acceptable to Purchaser’s financing sources); provided that none of the Wilhelmina Transferred Companies or any of their Subsidiaries shall be required to pay any commitment or other similar fee or incur any liability or obligation in connection with the Financing prior to the Closing (other than any such fee or other obligation contingent on the Closing).  Purchaser shall promptly, upon request of the Control Sellers, reimburse the Wilhelmina Transferred Companies for all reasonable out-of-pocket costs, including fees charged by legal counsel and accountants incurred by the Wilhelmina Transferred Companies or any of the Subsidiaries in connection with its cooperation with arranging the Financing.  Notwithstanding anything to the contrary, the terms of the Financing (including but not limited to the amount of any equity or debt financing raised at or prior to Closing and the pricing thereof), and the sources thereof, shall be determined by Purchaser in its sole discretion; provided that no equity or instruments convertible, exercisable or exchangeable for equity shall be on terms more favorable to the financing source than the NCEH Book Value Per Share; provided further that the consent of Control Sellers (which may be withheld in their sole discretion) shall be required in the event that personal guarantees, stock pledges or other security or similar commitments are required of the Control Sellers in connection with such financing.

6.11           Closing Settlement.  At least two (2) Business Days prior to the Closing, all intercompany and affiliate balances then outstanding between any Wilhelmina Transferred Company, on the one hand, and any other Wilhelmina Transferred Company or any Seller, on the other hand, shall be settled by the applicable parties thereto in accordance with their terms and theretofore extinguished, and no such intercompany or affiliate balances shall arise between such time and the Closing.  In the event that the Sellers or the Wilhelmina Transferred Companies or their Subsidiaries take any action outside the ordinary course of business on the Closing Date at or after the Closing which affects any item in the calculations pursuant to Article 2 except as expressly contemplated by this Agreement, such calculations shall be appropriately adjusted to exclude the effect of any such actions.  The Krassner Note shall be repaid at Closing pursuant to Section 2.10.

6.12           Patterson Issuance.   If the Closing occurs, Purchaser shall issue to Patterson at or promptly following the Closing (i) shares of Purchaser Stock equal to four-twelfths of the Patterson Payment Amount and (ii) shares of Restricted Patterson Shares equal to two-twelfths of the Patterson Payment Amount (in each case based on a per share value equal to NCEH Book Value Per Share); provided that, in its discretion, Purchaser may elect to pay, in lieu of a portion of shares of Purchaser Stock under clause (i), up to three-twelfths of the Patterson Payment Amount solely in cash (in other words, assuming Purchaser made the full election, Purchaser could pay to Patterson (i) three-twelfths of the Patterson Payment Amount in cash, (ii) one-twelfth of the Patterson Payment Amount in unrestricted shares of Purchaser Stock and (iii) two-twelfths of the Patterson Payment Amount in Restricted Patterson Shares ((ii) and (iii) based on a per share value equal to NCEH Book Value Per Share).  “Restricted Patterson Shares” shall mean shares of Purchaser Stock to be held in escrow by the Escrow Agent pending determination and resolution of the applicable adjustment calculations under Section 2.6.  In the event that a Core Decrease applies, Purchaser shall have the right to promptly repurchase, for $.0001 (one one-hundredths of one penny) per share, a number of Restricted Patterson Shares such that the aggregate payment to Patterson of Purchaser Stock hereunder (based on NCEH Book Value Per Share), together with the cash payment to Patterson at Closing as set forth in Section 2.15 (and any cash payment elected to be made by Purchaser hereunder), is consistent with the calculations set forth in Section 5(b) of Patterson’s Old Employment Agreement as determined in good faith by the Board of Directors of Purchaser.  The issuance of Purchaser Stock (including Restricted Patterson Shares, subject to their repurchase), together with the cash payment at Closing as set forth in Section 2.15 (and any cash payment elected to be made by Purchaser hereunder), shall be in full satisfaction of any obligations of the Wilhelmina Transferred Companies to Patterson with respect to any change of control or related payment under Patterson’s Old Employment Agreement.

6.13           Designated Matter Proceedings.   Esch and Krassner shall, together with their counsel, but subject to consultation with Purchaser and Purchaser’s counsel, direct and control the settlement process with New York State, provided that (i) in the course of consultation with Purchaser and Purchaser’s counsel, Purchaser and Purchaser’s counsel shall be kept fully informed on a current basis as to all developments and steps (including with regard to related Legal Proceedings) in connection with the matter set forth on Schedule 10.2(d) and shall have the opportunity to participate in any Legal Proceedings and material discussions (including conference calls) with New York State (or any other applicable Governmental Entity) regarding such matter and (ii) any settlement with respect to the matter set forth on Schedule 10.2(d):

(a)           reflects a final settlement with respect to the matter set forth on Schedule 10.2(d);

(b)           does not include any equitable remedy or delayed payment or any restriction or obligation on the business of the Wilhelmina Transferred Companies other than the applicable one-time payment; and

(c)           relates solely to the matter set forth on Schedule 10.2(d).

Esch and Krassner agree to take the action set forth on Schedule 10.2(d) under the heading “New York Process”.

ARTICLE 7
CONDITIONS PRECEDENT TO THE CLOSING

7.1           Obligations of Both Parties.  The obligations of all parties to consummate the Contemplated Transactions on the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date:

(a)           There shall not be any Law or Order enacted, entered, promulgated, enforced or issued by any Governmental Authority or other legal restraint preventing, prohibiting or rendering illegal the consummation of the Contemplated Transactions.

(b)           The Charter Approval and the Authorized Capital Approval shall have been received in accordance with applicable Law.

(c)           There shall not be any Legal Proceedings or Order seeking to restrain or to invalidate the Contemplated Transactions or otherwise questioning the validity of this Agreement or any of the Collateral Documents, which, if resolved unfavorably to the Wilhelmina Transferred Companies or their Subsidiaries, the Sellers or Purchaser, could reasonably be expected to result in a Material Adverse Effect on the Wilhelmina Transferred Companies or any of their Subsidiaries or, the Purchaser (giving effect to the consummation of the Contemplated Transactions).

7.2           Obligation of the Wilhelmina Transferred Companies and the Sellers to Close.  The obligations of the Wilhelmina Transferred Companies and the Sellers to consummate the Contemplated Transactions on the Closing Date shall be subject to the satisfaction (or written waiver by the Control Sellers, which waiver shall be effective as to all Wilhelmina Transferred Companies and Sellers) of the following conditions on or prior to the Closing Date:

(a)           Representations and Warranties.  The representations and warranties contained in Article 5 of this Agreement (disregarding all qualifications and exceptions contained therein regarding materiality or a Material Adverse Effect) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date, except for changes contemplated by this Agreement unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true and correct only as of such specific date), provided that this condition shall be deemed to be satisfied unless all such failures of the representations and warranties to be true and correct, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The representations and warranties of the Purchaser, set forth in Sections 5.1 (Organization), 5.2 (Legal Authority; Binding Effect), 5.4 (Capitalization), 5.5 (SEC Filings/Financial Statements), 5.10 (Absence of Changes), 5.14 (Brokers or Finders) and 5.19 (No Knowledge of Brokers), shall be true and correct in all respects as of the Closing Date, as though such representations were made on and as of such date (except for any of such representations and warranties which is made only as of a specific date, in which event such representation or warranty shall be true and correct only as of such specific date). The Company and Sellers shall have received a certificate signed by an executive officer of Purchaser certifying as to the fulfillment of the condition set forth in this Section 7.2(a).

(b)           Covenants.  The Purchaser shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or satisfied by the Purchaser at or prior to the Closing Date.  The Company and Sellers shall have received a certificate signed by an executive officer of Purchaser certifying as to the fulfillment of the condition set forth in this Section 7.2(b).

(c)           Secretary Certificate.  The Purchaser shall have delivered to the Company and Sellers a certificate or certificates dated as of the Closing Date and signed on its behalf by its Secretary or other duly authorized person to the effect that:  (i) (A) its Organizational Documents attached to the certificate are true and complete and are in full force in the form attached, and (B) the resolutions of the Board of Directors of Purchaser authorizing the actions taken in connection with the Contemplated Transactions were duly adopted at a duly convened meeting thereof, at which a quorum was present and acting throughout, or by written consent, remain in full force and effect, and have not been amended, rescinded or modified; (ii) the officers or other individuals executing this Agreement and each of the Collateral Documents to which the Purchaser is a party are incumbent officers or otherwise duly authorized to execute such agreements and documents on behalf of the Purchaser and the specimen signatures on such certificate are their genuine signatures; and (iii) the Purchaser is in good standing in the State of Delaware.  The certificate referred to above in clause (iii) shall attach a good standing or validly subsisting certificate with respect to the Purchaser certified by the Secretary of State of the State of Delaware, dated as of a date not more than 15 days prior to the Closing Date.  Such certificate or certificates shall be in customary form and substance.

(d)           Legal Proceedings.  No Legal Proceedings or Orders shall be pending or threatened against the Purchaser, any of its Subsidiaries, at law or in equity, before any Governmental Entity, which, if resolved unfavorably to the Purchaser or its Subsidiaries, could reasonably be expected to result in a Material Adverse Effect in the Purchaser or any of its Subsidiaries or, the Sellers (giving effect to the consummation of the Contemplated Transactions).  The Purchaser shall have executed and delivered to the Sellers a certificate to the effect that no Purchaser or any of its Subsidiaries has any Knowledge that any Legal Proceeding or Order specified in Section 7.1(c) is pending or threatened.

(e)           No Material Adverse Effect.  Since the date of this Agreement, there has not been any event, change, effect, development or circumstance that, individually or in the aggregate, has had or would reasonably by expected to have a Material Adverse Effect with respect to the Purchaser, and no event has occurred or circumstances exist that may result in such Material Adverse Effect.

(f)           Aggregate Merger Consideration.  The shares of Purchaser Stock issuable as the Aggregate Merger Consideration in accordance with Section 2.3 shall have been duly authorized;

(g)           Deliverables.  Delivery of the items specified in Section 8.2(a) in accordance with the terms thereof.

7.3           Obligation of the Purchaser and Merger Sub to Close.  The obligations of the Purchaser and Merger Sub to consummate the Contemplated Transactions on the Closing Date shall be subject to the satisfaction (or written waiver by the Purchaser) of the following conditions on or prior to the Closing Date:

(a)           Representations and Warranties.  Except as set forth in the next sentence, the representations and warranties contained in Article 3 and 4 of this Agreement (disregarding all qualifications and exceptions contained therein regarding materiality or a Material Adverse Effect) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date, except for changes contemplated by this Agreement unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true and correct only as of such specific date), provided that this condition shall be deemed to be satisfied unless all such failures of the representations and warranties to be true and correct, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The representations and warranties of the Company, the Control Sellers and the Sellers, as the case may be, set forth in Sections 3.1 (Organization), 3.2 (Legal Authority; Binding Effect), 3.3 (Capitalization), 3.4 (Subsidiaries), 3.14 (Absence of Changes), 3.26 (Brokers), 4.1(Organization), 4.2 (Legal Authority; Binding Effect), 4.4 (Title to Shares and Units) shall be true and correct in all respects as of the Closing Date, as though such representations were made on and as of such date (except for any of such representations and warranties which is made only as of a specific date, in which event such representation or warranty shall be true and correct only as of such specific date). The Purchaser shall have received a certificate signed by the Control Sellers and an executive officer of each Wilhelmina Transferred Company certifying as to the fulfillment of the condition set forth in this Section 7.3(a).

(b)           Covenants.  The Sellers and the Wilhelmina Transferred Companies shall have each performed and complied in all respects with each and every covenant, agreement and condition required by this Agreement to be performed or satisfied by the Sellers and the Wilhelmina Transferred Companies, respectively.  Purchaser shall have received a certificate signed by the Control Sellers and an executive officer of the Wilhelmina Transferred Companies certifying as to the fulfillment of the condition set forth in this Section 7.3(b).

(c)           Secretary Certificate.  The Wilhelmina Transferred Companies shall each have delivered to the Purchaser a certificate or certificates dated as of the Closing Date and signed by their respective corporate Secretary or other duly authorized person to the effect that:  (i) (A) its Organizational Documents are true and complete and are in full force and effect in the form attached, and (B) the resolutions of the Board of Directors (or equivalent body) of the entity authorizing the actions taken in connection with the Contemplated Transactions, were duly adopted at a duly convened meeting thereof, at which a quorum was present and acting throughout, or by written consent, remain in full force and effect, and have not been amended, rescinded or modified; (ii) the officers or other individuals executing this Agreement and each of the Collateral Documents on behalf of any entity is a party are incumbent officers or otherwise duly authorized to execute such agreements and documents on behalf of such entity and the specimen signatures on such certificate are their genuine signatures; and (iii) the Wilhelmina Transferred Companies and their Subsidiaries are in good standing in their respective states of incorporation or organization, as the case may be, in their respective states of qualification.  The certificates referred to above in clause (iii) shall attach a good standing certificate certified by the relevant Secretary of State of the state of incorporation or organization or state qualification, as the case may be, dated as of a date not more than 15 days prior to the Closing Date.  Such certificate or certificates shall be in customary form and substance.

(d)           Consents and Estoppel.  The Required Third Party Consents set forth on Schedule 7.3(d) shall have been obtained.

(e)           Legal Proceedings.  No Legal Proceedings or Orders shall be pending or threatened against the Wilhelmina Transferred Companies, any of their Subsidiaries or any of the Sellers, at law or in equity, before any Governmental Entity, which, if resolved unfavorably to the Wilhelmina Transferred Companies or their Subsidiaries or the Sellers, could reasonably be expected to result in a Material Adverse Effect in the Wilhelmina Transferred Companies or any of their Subsidiaries or, the Purchaser (giving effect to the consummation of the Contemplated Transactions). The Control Sellers shall have executed and delivered to the Purchaser a certificate to the effect that no Wilhelmina Transferred Companies or any of their Subsidiaries have any Knowledge that any Legal Proceeding or Order specified in Section 7.1(c) is pending or threatened.

(f)           No Material Adverse Effect.  Since the date of this Agreement, there has not been any event, change, effect, development or circumstance that, individually or in the aggregate, has had or would reasonably by expected to have a Material Adverse Effect with respect to the Wilhelmina Transferred Companies or the Business, and no event has occurred or circumstances exist that may result in such Material Adverse Effect.

(g)           Regulatory Approvals.  All authorizations, approvals and permits, if any, of any Governmental Entity or regulatory body of the United States or of any state that are required to be obtained on or prior to the Closing in connection with the Contemplated Transactions shall have been duly obtained and shall be effective as of the Closing.

(h)           Termination of Certain Agreements.  The agreements listed on Schedule 7.3(h) (the “Terminated Agreements”) shall have been terminated in all respects pursuant to instructions reasonably satisfactory to Purchaser and without any obligation or liability hereunder on the part of any Wilhelmina Transferred Companies or Subsidiary thereof.

(i)           Release of Signature Bank Security Interests.  Any and all security interests in, or Encumbrances affecting, the Wilhelmina Equity Interests and the Company Shares in connection with that certain Loan Agreement, dated December 21, 2005, between Signature Bank and the Company, as amended or supplemented, (the “Signature Bank Security Interests”) shall have been terminated and released to the satisfaction of the Purchaser without liability to any of Purchaser, Merger Sub, the Surviving Corporation, the Wilhelmina Transferred Companies or their Subsidiaries.

(j)           Financials.  The Wilhelmina Transferred Companies and their Subsidiaries shall have completed and provided to Purchaser such audited financial statements and subsequent interim reviewed financial statements, which shall conform to GAAP, that Purchaser is required to file with the SEC under any and all U.S. securities laws, rules or regulations in such form as is satisfactory in all respects to Purchaser in its reasonable discretion (the “Closing Financials”).  The Closing Financials shall be in the form, and include the opinion of Weiser LLP, the independent certified public accountant of the Wilhelmina Transferred Companies and their Subsidiaries (the “Auditor’s Opinion”), necessary to meet the standards required by the SEC, and Weiser LLP shall have provided its consent to Purchaser (the “Auditors Consent”) to the use of the Closing Financials in the Purchaser’s 8-K and other registration filings with the SEC as requested by Purchaser.  Further, Weiser LLP shall have made all of its work papers and other supporting documents it utilized in providing the Auditor’s Opinion available for review by the Purchaser’s independent certified public accountants.

(k)           Designated Matter Proceedings.  The condition on Schedule 10.2(d) under the heading “Matter Proceedings” shall have been satisfied.

(l)           Wilhelmina Miami Shareholders.  All the shareholders of Wilhelmina Miami representing 100% of the issued and outstanding capital stock of Wilhelmina Miami shall have executed this Agreement or a joinder agreement joining them as parties to this Agreement.

(m)           Deliverables.  Delivery of the items specified in Section 8.2(c) and (d) in accordance with the terms thereof.

(n)           Additional Conditions.  The Sellers (as applicable) shall have satisfied the conditions set forth on Schedule 7.3(n) hereto.

ARTICLE 8

CLOSING; EXPENSES; SUBSEQUENT DOCUMENTATION

8.1           Closing.  Closing of the Contemplated Transactions (the “Closing”) shall (subject to satisfaction or waiver of the conditions set forth in Article 7) take place at 10:00 a.m. local time, no later than the fifth (5th) Business Day following the satisfaction or waiver of the conditions set forth in Article 7 (other than those involving the delivery of documents, agreements or instruments at the Closing) (the “Closing Date”), at the New York offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, or such other place (or electronically) as is mutually agreed by the parties hereto.  All actions taken at Closing shall be deemed to have occurred simultaneously, and shall be effective as of the close of business on the Closing Date.

8.2           Deliveries at Closing.  At the Closing:

(a)           The Purchaser will deliver:

(i)           to the Sellers, cash in an aggregate amount equal to the amount payable at Closing pursuant to Article 2 of this Agreement by wire transfer to account(s) designated by the applicable Seller at least three (3) Business Days prior to Closing or by certified or bank check;

(ii)           to the Sellers a written legal opinion of Olshan Grundman Frome Rosenzweig & Wolosky LLP, counsel for the Purchaser and the Merger Sub, with respect to the matters set forth in Sections 5.1 (Organization), 5.2 (Legal Authority; Binding Effect), 5.3 (Conflict with other Instruments; Absence of Restrictions);

(iii)           the Registration Rights Agreement;

(iv)           into Escrow pursuant to the Escrow Agreement, a stock certificate representing an amount of shares of Purchaser Stock equal to the Restricted Share Amount;

(v)           irrevocable instruction letter from Purchaser to the Exchange Agent to issue the Purchaser Certificates pursuant to Section 2.5;

(vi)           to the Company and the Sellers, the certificates required to be delivered pursuant to Sections 7.2(a), 7.2(b) and 7.2(c); and

(vii)           all other agreements, certificates, consents, approvals and documentary evidence required to be delivered pursuant to the Purchaser’s obligations hereunder.

(b)           The Certificate of Merger shall have been filed with the New York Secretary of State.

(c)           The Wilhelmina Transferred Companies and Control Sellers (as applicable) will deliver:

(i)           Assuming the concurrent repayment of the Krassner Note pursuant to Section 2.10, to the Purchaser, evidence of the acceptance by the Krassner L.P. of the Company Shares (which shares shall be transferred to Purchaser (or Purchaser Sub, as applicable) at Closing) as full and complete payoff of the Krassner Note, and the termination and release by the Krassner L.P. of any and all Claims with respect to the Krassner Note, all in such form as the Purchaser may reasonably request;

(ii)           to the Purchaser, the employment agreement executed by Sean Patterson, the Company and Purchaser (the “New Employment Agreement”) which agreement shall, among other things, provide a full release of any and all Claims of such employee arising under such employee’s Old Employment Agreement with the respective Wilhelmina Transferred Company or any of the Subsidiaries thereof;

(iii)           to the Purchaser, a written legal opinion of Loeb & Loeb LLP counsel for the Company, with respect to the matters set forth in Sections 3.1 (Organization), 3.2 (Legal Authority; Binding Effect), 3.3 (Capitalization); 3.4 (Subsidiaries); 3.5 (Conflict with other Instruments; Absence of Restrictions).

(iv)          to the Purchaser, certificates required to be delivered pursuant to Sections 7.3(a), 7.3(b) and 7.3(c);

(v)           to the Purchaser, evidence satisfactory to Purchaser that the Terminated Agreements have been terminated;

(vi)          to the Purchaser, evidence satisfactory to Purchaser that the Signature Bank Security Interests have been released and terminated without liability to any of Purchaser, Merger Sub, Surviving Corporation, the Wilhelmina Transferred Companies or their Subsidiaries;

(vii)         to the Purchaser, the Closing Financials;

(viii)        to the Purchaser, the Auditor’s Opinion;

(ix)           to the Purchaser, the Auditor’s Consent; and

(x)            all other agreements, certificates, consents, approvals and documentary evidence required to be delivered pursuant to any Wilhelmina Transferred Companies’ or Seller’s obligations hereunder;

(d)           The Wilhelmina Transferred Companies and the Sellers (as applicable) will deliver:

(i)            to the Purchaser (or Purchaser Sub, as applicable), stock certificates representing all of the Company Shares held by any Seller (as set forth on Schedule 3.3) endorsed for transfer to Purchaser (or Purchaser Sub) or accompanied by stock powers executed in blank and otherwise satisfactory to Purchaser for transfer;

(ii)           to the Purchaser (or Purchaser Sub, as applicable), stock certificates representing all of the Miami Shares held by any Seller (as set forth on Schedule 3.3) endorsed for transfer to Purchaser (or Purchaser Sub) or accompanied by stock powers executed in blank and otherwise satisfactory to Purchaser for transfer;

(iii)           to the Purchaser (or Purchaser Sub, as applicable), an assignment conveying to the Purchaser (or Purchaser Sub) all right, title and interest in and to the Wilhelmina Units held by any Seller (as set forth on Schedule A) in such form as the Purchaser may reasonably request to transfer record and beneficial ownership of such Wilhelmina Units; and

(iv)          all other agreements, certificates, consents, approvals and documentary evidence required to be delivered pursuant to any Seller’s obligations hereunder.

(e)           The Control Sellers (as applicable) will deliver:

(i)           to the Purchaser, a written legal opinion of [__________] counsel to Lorex, with respect to the matters set forth in Section 4.1 (Organization), 4.2 (Legal Authority, Binding Effect), 4.3 (No Conflicts, Consents),  and 4.4 (Title to Shares and Units);

(ii)           to the Purchaser, a written legal opinion of Strassburger McKenna Gutnick & Gefsky, counsel to the Krassner L.P., with respect with respect to the matters set forth in Section 4.1 (Organization), 4.2 (Legal Authority, Binding Effect), 4.3 (No Conflicts, Consents) and 4.4 (Title to Shares and Units).

8.3           Expenses.  Each Wilhelmina Transferred Company shall pay its allocable portion of the Transaction Expenses incurred by the Sellers and the Wilhelmina Transferred Companies up to a maximum aggregate amount of $35,000.  Control Sellers shall assume responsibility for, and pay out of pocket, any Transaction Expenses with respect to the period up to and including the Closing (other than any such Transaction Expenses of the Purchaser) billed to any of the Wilhelmina Transferred Companies on or after the Closing (or billed to any of the Wihelmina Transferred Companies and not paid prior to Closing) in excess of $275,000 in the aggregate.  Control Sellers shall receive an appropriate dollar-for-dollar credit in determining the Wilhelmina Expense Amount (for purposes of Section 2.6) for any such expenses incurred by the Wilhelmina Transferred Companies and paid out-of-pocket by Control Sellers after the Closing pursuant the foregoing.  The Purchaser shall pay all Transaction Expenses incurred by it.  To the extent any Seller (other than Esch or Krassner) retains separate counsel or advisors for individual representation in connection with the Contemplated Transactions, such Seller shall pay any and all legal fees and other expenses incurred directly by him related to such representation.  Notwithstanding anything to the contrary, the Control Sellers shall be responsible for and pay out-of-pocket (and shall direct attorneys pursuing settlement of the matter set forth on Schedule 10.2(d) under the heading “Program Amounts” to invoice the Control Sellers directly with respect to) all Designated Matter Legal Fees.

8.4           Subsequent Documentation.  The Sellers shall at any time and from time to time upon the request of the Purchaser, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all such further assignments, instruments of sale and transfer and other documents as may be reasonably required to better evidence, confirm and carry out the intent of this Agreement.

ARTICLE 9

CONFIDENTIALITY AND COVENANT NOT TO COMPETE

9.1           Confidentiality.

(a)           Following the Closing, except in the context of performing activities on behalf of the Purchaser that are authorized by Purchaser, each Seller shall and shall use commercially reasonable efforts to cause its Affiliates, counsel, accountants and other representatives to:  (a) keep all Proprietary Information confidential and not to disclose or reveal any Proprietary Information to any Person other than counsel, accountants and other agents and representatives who need to know the Proprietary Information to prepare tax returns (or in engage in other matters relating the payment of taxes) and provide personal financial advisory services and are advised of the confidential nature of the Proprietary Information; and (b) not to use the Proprietary Information for any purpose (including but not limited to any purpose that is any way detrimental to Purchaser or any Wilhelmina Transferred Company) other than to enforce such party’s rights and remedies under this Agreement.

(b)           The Confidentiality Agreement shall continue in full force and effect until the Closing.  On the Closing Date, the Confidentiality Agreement shall terminate.  This Section 9.1(b) shall supersede any contrary provision of the Confidentiality Agreement.

9.2           Covenant Not To Compete.  As a material inducement to the Purchaser’s consummation of the Contemplated Transactions, no Control Seller (the “Restricted Sellers”) shall, during the Restricted Period, provided that the Purchaser has not shut down or abandoned the Restricted Business, do any of the following, directly or indirectly, without the prior written consent of the Purchaser in its sole and absolute discretion (other than, in such Control Seller’s capacity as representative of Purchaser or its Subsidiaries, a member of its Board of Directors (either directly or through a representative) or an investor therein, such of the following activities that are done for the benefit of solely Purchaser and its Subsidiaries and as authorized by Purchaser):

(a)           compete directly or indirectly in (i) any business conducted as of the Closing Date by the Wilhelmina Transferred Companies or any of their Subsidiaries and, if such businesses are subsequently transferred, such businesses if they continue to be conducted by any successors or assigns or (ii) in any other part or aspect of the Representation Business ((i) and (ii) collectively, the “Restricted Business”), within the United States, its territories and possessions and throughout anywhere else in the world (the “Restricted Area”);

(b)           have a direct or indirect interest in (whether as owner, stockholder, lender, partner, co venturer, director, officer, employee, agent, consultant or otherwise), any Person that engages in the Restricted Business; provided, that any Control Seller may own, purely as a passive investor (and without any involvement in the business of such Person), and not as part of a group with any other Seller, not equal to or more than four and nine tenths percent (4.9%) of the outstanding securities of any class of any publicly traded securities of a Person; provided that all other restrictions set forth in this Section 9.2 shall apply notwithstanding any passive ownership of securities pursuant to the foregoing;

(c)           directly or indirectly solicit, call on, divert, entice, influence, induce or attempt to do any of the foregoing (in each case for the direct or indirect benefit of a Restricted Seller or any third party) with respect to (i) customers or clients or prospective customers or clients (wherever located in the world in each case) of the Wilhelmina Transferred Companies or any of their Subsidiaries with respect to goods, products or services that are competitive with those of the Wilhelmina Transferred Companies or any of their Subsidiaries as of the Closing Date, (ii) models, to terminate or modify any contract, arrangement or relationship with the Wilhelmina Transferred Companies or any of their Subsidiaries, (iii) any other Talent to terminate or modify any contract, arrangement or relationship with the Wilhelmina Transferred Companies or any of their Subsidiaries, (iv) any  Employees as of or following the Closing Date to leave the employ of the Wilhelmina Transferred Companies or their Subsidiaries, (v) suppliers or vendors or prospective suppliers or vendors (wherever located) of the Wilhelmina Transferred Companies or any of their Subsidiaries with respect to materials, resources or services to be used in connection with goods, products or services that are competitive with those of the Wilhelmina Transferred Companies or any of their Subsidiaries as of the Closing Date (which excludes outside professional advisors, such as lawyers, accountants and investment bankers) or (vi) distributors, consultants, agents or independent contractors to terminate or modify any contract, arrangement or relationship with the Wilhelmina Transferred Companies or any of their Subsidiaries;

For purposes of the foregoing, the “Representation Business” shall mean (i) the business of identifying, seeking, scouting, arranging, organizing, coordinating, obtaining and/or negotiating professional and/or marketing opportunities on behalf of Talent (including without limitation jobs, endorsement deals, sponsorship deals, licensing deals, campaigns, appearances, speeches, other forms of participation and charitable involvement) or Talent Businesses, (ii) promoting Talent or Talent Businesses or any of their respective names or brands, (iii) otherwise managing or representing, or advising Talent or third parties with respect to, the business and legal affairs of Talent or Talent Businesses or (iv) identifying, developing and securing Talent or Talent Businesses for the purposes of being engaged in the activities described in clauses (i), (ii) or (iii).  A “Talent Business” shall mean a business (including an event) that is (a) principally engaged in or focused on the identification, promotion, hosting, development and/or representation of Talent or (b) which showcases or hosts the principal professional activities of Talent or performs any such activities in a business form.

9.3           Specific Enforcement; Extension of Period.

(a)           The Restricted Sellers acknowledge that any breach or threatened breach by any Restricted Seller of any provision of Section 9.1 or 9.2 will cause continuing and irreparable injury to the Purchaser and its Affiliates for which monetary damages would not be an adequate remedy.  Accordingly, the Purchaser shall be entitled to seek injunctive relief from a court of competent jurisdiction, including specific performance, with respect to any such breach or threatened breach of Section 9.1 or 9.2.

(b)           No Restricted Seller shall, in any Legal Proceeding to enforce any provision of this Article 9, assert the claim or defense that an adequate remedy at law exists or that injunctive relief is not appropriate under the circumstances.  The rights and remedies of the Purchaser set forth in this Section 9.3 are in addition to any other rights or remedies to which the Purchaser may be entitled, whether existing under this Agreement, at law or in equity, all of which shall be cumulative.

(c)           The periods of time set forth in this Article 9 shall not include, and shall be deemed extended by, any time required for litigation to enforce the relevant covenant periods, if the Purchaser was successful in such litigation.  The term “time required for litigation” as used in this Section 9.3(c) shall mean the period of time from the earlier of (i) any Restricted Seller’s (as applicable) first alleged breach of the provisions of Section 9.1 or 9.2, or (ii) service of process upon any Restricted Seller (as applicable) with respect to a Legal Proceeding instituted by the Purchaser, in either event through the expiration of all appeals related to such Legal Proceeding.

9.4           Disclosure.  The Restricted Sellers acknowledge that the Purchaser and its Affiliates may provide a copy of this Article 9 of this Agreement or any portion of this Agreement to any Person whom the Purchaser or its Affiliates believe in good faith is acting with, through or on behalf of any of the Restricted Sellers and that may, directly or indirectly, breach or threaten to breach any of the provisions of Section 9.1 or 9.2.

9.5           Interpretation.  It is the desire and intent of the parties that the provisions of this Article 9 shall be enforceable to the fullest extent permissible under Law and public policy.  Accordingly, if any provision of this Article 9 shall be determined to be invalid, unenforceable or illegal for any reason, then the validity and enforceability of all of the remaining provisions of this Article 9 shall not be affected thereby.  If any particular provision of this Article 9 shall be adjudicated to be invalid or unenforceable, then such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such amendment to apply only to the operation of such provision in the particular jurisdiction in which such adjudication is made; provided that, if any provision contained in this Article 9 shall be adjudicated to be invalid or unenforceable because such provision is held to be excessively broad as to duration, geographic scope, activity or subject, then such provision shall be deemed amended by limiting and reducing it so as to be valid and enforceable to the maximum extent compatible with the Laws and public policy of such jurisdiction, such amendment only to apply with respect to the operation of such provision in the applicable jurisdiction in which the adjudication is made.

9.6           Acknowledgment.  Each Restricted Seller acknowledges that it or he, respectively, has carefully read and considered the provisions of this Article 9.  Each Restricted Seller believes that it or he, as the case may be, has received and will receive sufficient consideration and other benefits to justify the restrictions in this Article 9.  Each Restricted Seller also acknowledges and understands that these restrictions are reasonably necessary to protect the interests of Purchaser and the Wilhelmina Transferred Companies, and that the covenants contained in this Article 9 were a material inducement to the Purchaser on which the Purchaser relied in executing this Agreement.  Each of the Restricted Sellers believes that the provisions of this Article 9 will not prevent him from conducting businesses that are not competitive with those of the Wilhelmina Transferred Companies during the term of such restrictions in the Restricted Area.

ARTICLE 10
SURVIVAL AND INDEMNIFICATION

10.1           Survival.

(a)           Representations and Warranties.  Notwithstanding any investigation made by or on behalf of the Purchaser prior to or after the Closing Date, the representations or warranties set forth in this Agreement and any Collateral Document shall survive the Closing for a period of eighteen (18) months following the Closing Date; provided that (a) the representations and warranties set forth in Sections 3.2 (Legal Authority; Binding Effect), 3.3 (Capitalization), 3.4 (Subsidiaries), 3.26 (Brokers), 4.2 (Legal Authority; Binding Effect), 4.4 (Title to Shares and Units), 5.2 (Legal Authority; Binding Effect), 5.4 (Capitalization), and 5.14 (Brokers or Finders) shall survive for the applicable statute of limitations plus sixty days and (b) the representations and warranties set forth in Sections 3.20 (Employee and Labor Matters), 3.21 (Employee Benefit Plans), 3.22 (Environmental Laws), and 3.23 (Taxes and Tax Returns) shall survive for the applicable statute of limitations plus sixty days.  Following the Closing, all representations and warranties made by the Company in this Agreement or any Collateral Documents shall be deemed to have been made solely by the Sellers.

(b)           Covenants; Agreements.  Except for those covenants and agreements which by their terms require performance after the Closing (which covenants and agreements shall survive in accordance with their respective terms), all covenants and other agreements of the parties in this Agreement and in the Collateral Documents shall end at and as of the time of Closing and shall not survive the Closing.

(c)           Claims Period Survival.  The period during which a claim for indemnification may be asserted by an indemnified party (the “Claims Period”) with respect to the representations or warranties set forth in this Agreement shall begin on the Closing Date and shall terminate on the date that is eighteen (18) months after the date of this Agreement; provided, however, that notwithstanding the foregoing, the Claims Period during which a claim for indemnification may be asserted with respect to the applicable representations and warranties set forth in Section 10.1(a) shall begin as of the date of this Agreement and shall continue until the applicable survival periods set forth in Section 10.1(a) shall have terminated.   Notwithstanding the foregoing, if, prior to the close of business on the last day of the Claims Period, an indemnifying party shall have been properly notified of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof.

10.2           Indemnification by Esch and Krassner.  Subject to the terms and conditions of this Article 10, Esch and Krassner, severally up to 50% of the applicable Claim or Loss, shall indemnify, defend and hold harmless the Purchaser and Merger Sub and their respective directors, officers, employees, agents, attorneys and shareholders (collectively, the “Purchaser Group”) in respect of any and all Claims or Losses incurred by the Purchaser Group, in connection with any or all of the following:

(a)           Any breach of any representation or warranty made by any of the Wilhelmina Transferred Companies or any of the Control Sellers in this Agreement or any Collateral Document;

(b)           The breach or non-fulfillment after the date hereof and before the Closing Date of any covenant, agreement or obligation of any of the Wilhelmina Transferred Companies (or any of the Control Sellers) contained in this Agreement or any Collateral Documents, including, without limitation, the covenants set forth in Article 9 of this Agreement;

(c)           Any and all Taxes of the Wilhelmina Transferred Companies allocable to periods up to and including the Closing Date, unless such Taxes were included in the calculation of the Closing Net Asset Adjustment and then only to the extent of such amounts included in the Closing Net Asset Adjustment; and

(d)           The matter set forth on Schedule 10.2(d) under the heading “Coverage”.

10.3           Indemnification by Sellers.  Subject to the terms and conditions of this Article 10, each Seller shall indemnify, defend and hold harmless the Purchaser Group in respect of any and all Claims or Losses incurred by the Purchaser Group, in connection with any or all of the following:

(a)           Any breach of any representation or warranty made by such Seller in this Agreement or any Collateral Document; and

(b)           The breach or non-fulfillment of any covenant, agreement or obligation of such Seller contained in this Agreement or any Collateral Documents, including, without limitation, the covenants set forth in Article 9 of this Agreement.

10.4           Limitations on Seller Indemnification.  The indemnification provided for in Sections 10.2 and Section 10.3 shall be subject to the following limitations and conditions:

(a)           Neither Esch or Krassner, nor any other Sellers, shall have any obligation to indemnify or hold harmless any of the Purchaser Group with respect to any Claims or Losses under Sections 10.2 and 10.3 until the sum of all such Claims and Losses exceeds Two Hundred Fifty Thousand ($250,000) (the “Seller Basket”), at which point Esch and Krassner will indemnify and hold harmless the Purchaser Group in respect of all Claims and Losses in any amount; provided that breaches of Section 3.14(b), Section 3.14(c), Section 3.20(b) or Section 3.26 shall not be subject to the Seller Basket; provided further that Claims or Losses covered under Section 10.2(d) shall not be subject to the Seller Basket.

(b)           Neither Esch or Krassner shall in any event be liable to indemnify or hold harmless the Purchaser Group in an amount greater than Two Million Dollars ($2,000,000) each in the aggregate; provided that Claims or Losses covered under Section 10.2(d) shall not be subject to the foregoing cap.

(c)           No Seller (other than the Control Sellers) shall in any event be liable to indemnify or hold harmless any of the Purchaser Group in an amount greater than one-eighth of the aggregate consideration received by such Seller from Purchaser.

10.5           Indemnification by Purchaser.  Subject to the terms and conditions of this Article 10, Purchaser shall indemnify, defend and hold harmless the Sellers and their respective directors, officers, employees, agents, attorneys and shareholders (collectively, the “Seller Group”) in respect of any and all Claims and Losses reasonably incurred by the Seller Group, in connection with any or all of the following:

(a)           Any breach of any representation or warranty made by Purchaser or Merger Sub in this Agreement or any Collateral Document; and

(b)           The breach or non-fulfillment of any covenant, agreement or obligation of Purchaser or Merger Sub contained in this Agreement or any Collateral Documents.

10.6           Limitations on Purchaser Indemnification.  The indemnification provided for in Section 10.5 shall be subject to the following limitations and conditions:

(a)           The Purchaser shall have no obligation to indemnify or hold harmless any Seller with respect to any Claims or Losses until the sum of all such Claims and Losses exceeds Two Hundred Fifty Thousand ($250,000), at which point the Purchaser will indemnify and hold harmless the Seller Group in respect of all Claims and Losses in any amount; provided that Claims or Losses relating to those certain matters numbered 2 and 3 on Schedule 5.6 shall not be subject to the foregoing Two Hundred Fifty Thousand ($250,000) basket threshold.

(b)           The Purchaser shall in any event not be liable to indemnify or hold harmless the Seller Group in an amount greater than Four Million Dollars ($4,000,000) in the aggregate; provided that Claims or Losses relating to those certain matters numbered 2 and 3 on Schedule 5.6 shall not be subject to the foregoing Four Million Dollars ($4,000,000) cap threshold.

(c)           Notwithstanding anything to the contrary, in the event that any Seller has a valid indemnification claim under Section 10.5(a) of this Agreement for which the applicable Loss arises from, or relates to, a Loss incurred or sustained by Purchaser (a “Purchaser Value Loss”), a Seller shall only be entitled to recover such Seller’s pro rata share of such Purchaser Value Loss based on its pro rata ownership of Purchaser following the Closing.

10.7           Claims for Indemnification.

(a)           (i) In the event that any Claim shall be asserted by any party hereto in respect of which payment may be sought under Section 10.1 of this Agreement, the party seeking indemnification hereunder shall promptly cause written notice of the institution or assertion of such Claim, detailing with reasonable specificity the nature and a reasonable estimate of the amount of such damages or of such Claim that is covered by this indemnity, to be forwarded to the indemnifying party (and shall permit such indemnifying party to have access to such books and records as necessary for the indemnifying party to evaluate the Claim and determine whether it is required to indemnify the indemnified party), who shall within thirty (30) Business Days of receipt of such written notice, notify the party asserting such Claim as to whether the indemnifying party accepts, rejects or needs more time to investigate such indemnification obligation and (ii) in the event that any Claim shall be asserted by any Third Party in respect of which payment may be sought under Article 10 of this Agreement, the indemnified party shall promptly cause written notice of the institution or assertion of such Claim, detailing with reasonable specificity the nature and a reasonable estimate of the amount of such damages or of such Claim that is covered by this indemnity, to be forwarded to the indemnifying party.  If the indemnifying party agrees that the indemnification obligations set forth in this Article 10 apply to it with respect to a particular Third Party Claim (without taking into account the Seller Basket in Section 10.4(a) or the threshold amount in Section 10.6(a)), the indemnifying party, at its election and subject to Section 10.7(e) below, shall have the absolute and exclusive right to defend against, contest (in a forum of its choice), appeal, negotiate, settle, compromise or otherwise deal with such Claim (each of such actions for the purposes of this Section 10.7 being referred to as “defending” a Claim or the “defense” of a Claim), and shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and the indemnified party agrees to cooperate fully with such defense.  If the indemnifying party notifies the indemnified party that more time is needed to investigate, the indemnifying party may proceed under the prior sentence for a period not to exceed sixty (60) Business Days in total, at which time it must decide to defend or reject the indemnifications.  During the second period of thirty (30) Business Days, any out of pocket costs incurred by the indemnified party prior to a decision to accept the indemnification obligation and to defend such claim shall be added to the indemnification obligation.  If the indemnifying party elects to defend such Claim, it shall within thirty (30) Business Days of the written notice in the first sentence of this Section 10.7(a) (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so.

If the indemnifying party elects to defend such Third Party Claim, the indemnified party may be present at all meetings and Legal Proceedings, at his or its own expense, but may not participate in the defense of such Claim; provided however, that the indemnifying party shall not pay for separate counsel for the indemnified parties, unless (i) the indemnified party is requested by the indemnifying party to participate in any meeting or Legal Proceeding, or (ii) in the reasonable written opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make separate representation advisable; provided further that the indemnifying party shall not be required to pay for more than one such counsel in any single jurisdiction for all indemnified parties in connection with any Claim.  If the indemnifying party (A) elects not to defend such Third Party Claim, (B) fails to notify the indemnified party of its election as herein provided, or (C) contests its obligation to indemnify the indemnified party for such Losses under this Agreement after the expiration of any period provided in the prior paragraph to further investigate a Claim, the indemnified party may defend such Claim.  If the indemnified party so defends any Third Party Claim and such Third Party Claim is ultimately determined to be a Claim for which such party was entitled to indemnification pursuant to this Article 10, then the indemnifying party shall promptly reimburse the indemnified party for the reasonable expenses of defending such Claim upon submission of periodic bills.  The parties hereto agree to cooperate fully with each other in connection with any Claim.  Each party shall provide the other party, copies of all notices, correspondence, or other communications received by that party with respect to the determination of the Claim promptly upon receipt thereof but in any event within five (5) Business Days of receipt.

(b)           After any final Order shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding Agreement with respect to a Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter and the indemnifying party shall be required to pay all of the sums so due and owing to the indemnified party.

(c)           Subject to clause (i) below of this paragraph (c), in the case of any amount payable to any indemnified party pursuant to Article 10 hereof, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter and the Claim shall be satisfied as follows:

(i)           In the case of any amount payable to the Purchaser Group, the indemnifying party shall be required to pay all of the sums so due and owing to the Purchaser Group by wire transfer of immediately available funds within thirty (30) days after the date of such notice; provided that, following the issuance of an auditor’s opinion in connection with, and upon completion of, Purchaser’s fiscal year 2008 audit and the full satisfaction of any required Core Decrease or Core Increase pursuant to Section 2.6 hereof (by way of a cash payment or the repurchase of Seller Restricted Shares, in either case actually effected in accordance therewith), at the election of the applicable indemnifying party (or if the indemnifying party otherwise defaults on the payment when due, at the election of Purchaser), all or the relevant portion of an indemnification amount payable to the Purchaser Group may be satisfied by forfeiture of any remaining Seller Restricted Shares subject to the provisions of the Escrow Agreement (or by return of any other Purchaser Stock then held by such indemnifying Party without restriction), which stock shall be deemed to have a cash value equal to its Market Value as of the date of forfeiture (or return) as applicable.  In no event shall the exhaustion of Seller Restricted Shares limit the amount otherwise required to be paid by an indemnifying party pursuant to this Article 10.

(ii)           In the case of any amount payable to the Seller Group, the indemnifying party shall be required to pay all of the sums so due and owing to the Seller Group by wire transfer of immediately available funds within thirty (30) days after the date of such notice.

(d)           Notwithstanding anything to the contrary in this Section 10.7 to the contrary, the failure of the indemnified party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying party’s obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

(e)           Notwithstanding anything in this Section 10.7, no indemnifying party shall be liable for any settlement of any Third Party Claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.  If the indemnifying party shall have the exclusive authority to defend such Third Party Claim under this Section 10.7, and the indemnified party nevertheless shall settle such Third Party Claim without the consent of indemnifying party (not to be unreasonably withheld or delayed), the indemnifying party shall have no liability with respect to such settlement.  The indemnifying party shall not settle any Third Party Claim without the consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), unless (1) the settlement involves purely a monetary amount, (2) the settlement fully and unconditionally releases the indemnified party and (3) the indemnifying party is obligated to pay 100% of the liability in connection with such Third Party Claim.  Notwithstanding the foregoing, the indemnifying party shall not settle any Third Party Claim related to Tax matters without the consent of the indemnified party (which consent shall not be unreasonably withheld or delayed).

(f)           Notwithstanding anything in this Section 10.7 to the contrary, any Claim for indemnification pursuant to this Article 10 based on a breach of a representation, warranty or covenant that survives the Closing for a finite period must be asserted on or before the date of the expiration of such finite period for such Claim to be enforceable; provided that, if a good faith estimate of Losses in connection with such Claim is provided on or before the applicable deadline, the precise amount of Losses in connection with such Claim may be adjusted following such deadline.

(g)           After it is finally determined by a court of competent jurisdiction that an indemnified party is entitled to indemnification pursuant to this Article 10, such indemnified party shall have the right to offset any amounts for which it is entitled to indemnification under this Article 10 as an indemnified party against any amounts otherwise payable by such indemnified party to indemnifying party (or his Affiliate) under this Agreement, including under Article 2.  Any offset hereunder shall be in addition to any other offset(s) permitted under this Agreement.  In the event that a indemnified party determines to offset any amount pursuant to this Article 10, such indemnified party shall provide the applicable other indemnify party or parties with a good faith calculation of the amount of the Losses to be offset at the time the applicable payment under this Agreement is made.  In the event that the indemnification Claim to which the offset applies is later resolved in a manner favorably to the other party (i.e., in an amount less than the amount that was offset), the offsetting party shall promptly make an appropriate payment to the applicable party or parties to reflect the difference between the amount that was offset and the amount at which the applicable indemnification Claim was resolved.

10.8           Treatment of Indemnity Payments.  The parties agree to treat any indemnity payment made pursuant to this Article 10 as an adjustment to the Aggregate Purchase Price or the Merger Consideration, as applicable.

10.9           Calculation of Losses.  Subject to the other provisions of this Article 10:

(a)           Insurance.  Purchaser agrees to use commercially reasonable efforts to pursue an insurance claim that is available with respect to Losses for a matter for which an indemnification claim has been asserted, and any insurance proceeds (net of (i) any increase in premiums payable by the indemnified party directly attributable to the event giving rise to the claim and (ii) expenses incurred in pursuing any such insurance recovery) actually received by any indemnified party with respect to any Losses for a matter for which an indemnification claim has been asserted shall reduce the amount payable to such indemnified party under the indemnification provisions of this Article 10 with respect to such matter.

(b)           Tax Benefits.  In case any event shall occur that would otherwise entitle any party to assert a Claim for indemnification hereunder, no Loss shall be deemed to have been sustained by such party to the extent of any net Tax benefit actually realized, received or credited by such party with respect thereto, as determined by Purchaser in good faith; provided that, in calculating whether a net Tax benefit was actually realized, received or credited, Purchaser shall assume that all items of deduction other than the applicable Loss for which an indemnity payment is to be made hereunder shall first be used to determine the Tax liability of the Purchaser for the Tax year in which the relevant Loss arises and, if the item of deduction (or portion thereof) with respect to such Loss is not allowed in such Tax year applying the limitations of the foregoing provision, then such item of deduction (or any portion thereof) shall be deemed used in the first succeeding Tax year  following such year that such item is allowed applying the foregoing ordering rules for such other Tax years.  In the event the Sellers disagree with any net Tax benefit determined by Purchaser pursuant to Section 10.9, the Sellers shall deliver to Purchaser a written notice (a “Dispute Notice”) setting forth such disagreements within fifteen (15) days after receipt by the Control Sellers from Purchaser of the determination of such net Tax benefit.  If the Sellers do not deliver a Dispute Notice to Purchaser by such date, the Sellers shall be deemed to have accepted Purchaser’s calculation of such net Tax benefit.  Purchaser and Seller shall endeavor in good faith to resolve any matters set forth in a Dispute Notice by mutual agreement.  If, within thirty (30) days after the Sellers deliver a Dispute Notice, the Purchaser and Sellers are unable to reach a mutually satisfactory resolution of the matters set froth in a Dispute Notice, then Purchaser and the Sellers each shall provide RSM McGladrey with their respective determination of the net Tax benefit and such supporting documentation and information as RSM McGladrey may request.  RSM McGladrey shall make an independent determination of the net Tax benefit that, assuming compliance with the previous clause, shall be final and binding on the Sellers and the Purchaser.  The Sellers and the Purchaser shall each pay one-half (1/2) of the fees, costs and expenses of RSM McGladrey in connection with the foregoing.

10.10         Exclusive Remedy.  The parties agree that, following Closing, the provision of this Article 10 shall be the exclusive remedy (other than specific enforcement or other equitable remedies) for any alleged breach of any provision of this Agreement or any Collateral Document, absent fraud or intentional breach.

ARTICLE 11
TAX MATTERS

11.1           Allocation.  For purposes of this Agreement, any Taxes of a Wilhelmina Transferred Company or any of their Subsidiaries for a period which includes but does not end on the Closing Date shall be allocated between the portion of the period through and including the Closing Date and the balance of the period based on an interim closing of the books as of the close of the Closing Date, provided, however, that any real property or personal property taxes and any annual exemption amounts shall be allocated based on the relative number of days in the pre-Closing portion and the balance of the period.

11.2           Tax Returns.

(a)           Sellers shall prepare (or cause to be prepared) and file (or cause to be filed) on a timely basis any income Tax Returns with respect to an LLC for taxable periods ending on or prior to the Closing Date.  From and after the Closing, each LLC shall provide the Sellers (and their representatives) with access to its Books and Records and personnel to enable the Sellers to prepare such Tax Returns, and shall take whatever action may be necessary to allow the Sellers to file such Tax Returns on behalf of the LLC.  Such Tax Returns shall be prepared on a basis consistent with the prior income Tax Returns prepared for the LLC.  Copies of such Tax Returns shall be presented promptly to the Buyer.  In the case of any Tax refund or credit received by or on behalf of any Wilhelmina Transferred Company with respect to a period ending on or prior to the Closing Date or with respect to any period which begins before and ends after the Closing Date (but only with respect to the period ending on the Closing Date), the Purchaser shall pay an amount equal to such refund or credit to the Sellers who owned a portion of such Wilhelmina Transferred Company (on a pro-rata basis) promptly after its receipt as an adjustment to the Merger Consideration or Aggregate Purchase Price, as applicable.

(b)           From and after the Closing, no Wilhelmina Transferred Company or any of its Subsidiaries may (and the Purchaser shall not permit any Wilhelmina Transferred Company or any of its Subsidiaries) to file any amended Tax Return, carryback claim or other adjustment with respect to a Tax period of such Wilhelmina Transferred Company that ended before the Closing Date, without the prior written consent of each of the Sellers, which consent shall not be unreasonably denied.

11.3           Transfer Taxes.  Any sales, use, transfer or similar Tax imposed with respect to the Merger or sale of a Wilhelmina Transferred Company (other than the Company) pursuant to this Agreement shall be borne equally by the Purchaser, on one hand, and the Sellers, on the other hand.  The Purchaser shall duly and timely prepare (or cause to be prepared) any Tax Returns that be required with respect to such Taxes, and shall furnish a copy thereof to the Sellers for their review and comments at least 10 days prior to the due date.  The Purchaser and the Sellers shall try to resolve any differences with respect to such Tax Returns in good faith prior to filing.  Upon filing any such Tax Return, the Sellers shall pay to the Purchaser in cash an aggregate amount equal to one-half of the Tax, if any, shown to be due on such Tax Return as filed.  Promptly after filing, the Purchaser shall furnish the Sellers with a copy of such Tax Returns as filed, together with proof of payment of the Taxes shown thereon to be due.  The Purchaser, on one hand, and the Sellers, on the other hand, shall each be entitled to one-half of any refund with respect to such Taxes, and shall each bear one-half of any additional transfer Tax that may be due.  Any audit, examination, contest or other proceeding with respect to any such Tax or Tax Return shall be controlled jointly by the Purchaser, on one hand, and the Sellers, on the other hand.

ARTICLE 12
POST CLOSING COVENANTS

12.1           Public Announcements.  Neither the Purchaser, Merger Sub, the Wilhelmina Transferred Companies nor any Seller shall issue any public report, statement, press release or similar item or make any other public disclosure with respect to the substance of this Agreement prior to the consultation with and approval of the other parties; provided, however, that the Purchaser may make a public disclosure if on the advice of Purchaser’s counsel it is required by Law or the rules of the Securities Exchange Commission or other regulatory agency to make such disclosure.

12.2           Assistance in Defense.  In the event that, after the Closing Date, any of the parties hereof shall require the participation of another party hereto and/or any officers or employees employed by another party hereto to aid in the investigation, defense or prosecution of a Legal Proceeding or Claims, and so long as there exists no conflict of interest between such parties, each of them shall make themselves and such officers and employees reasonably available to participate in such investigation, defense or prosecution; provided, that the party requiring the participation of such other party and/or officers and employees shall pay all reasonable out of pocket costs, charges and expenses arising from such participation.

12.3           Further Cooperation.

(a)           From and after the Closing Date, the Sellers shall execute and deliver such documents and take such other actions as the Purchaser reasonably request to fully consummate the Contemplated Transactions and the Purchaser shall execute and deliver such documents and take such other actions as the Sellers may reasonably request to fully consummate the Contemplated Transactions.  In addition, the Sellers shall provide or cause to be provided, and the Purchaser shall provide or cause to be provided, such written information with respect to themselves, execute and deliver or cause to be executed and delivered such other documents, certificates or instruments, and take or cause to be taken such actions as the Purchaser or the Sellers, as the case may be, or any auditor of either or the Wilhelmina Transferred Companies reasonably deems necessary or desirable to complete any audit of the Wilhelmina Transferred Companies’ consolidated financial statements, the Purchaser’s or any Seller’s financial statements or tax returns or in connection with any Laws applicable thereto, including federal or state securities laws.

12.4           Post Closing Reimbursement of Expenses.  Following the Closing, Purchaser shall reimburse Esch and Krassner for reasonable out of pocket travel and entertainment expenses incurred by them in connection with the identification and negotiation by them of Approved Acquisition Targets.  “Approved Acquisition Targets” shall mean model or talent management companies which are potential acquisition targets for Purchaser; provided that such targets, and the active role of Esch and Krassner in connection with pursuing such targets, are expressly authorized by Purchaser’s Board of Directors and confirmed in writing (or email) to Esch or Krassner by a member of Purchaser’s Board or Directors following such authorization.  For this purpose, subject to the next sentence, the Company’s potential acquisition of the agencies or other entities set forth on Schedule 12.4 (provided that such agencies or entities meet the acquisition criteria specifically approved by Purchaser’s Board of Directors after the Closing) shall initially be considered Approved Acquisition Targets during 2008 and 2009.  Notwithstanding the foregoing, Purchaser may, at its election (and in consultation with Esch and Krassner with respect to any acquisition target introduced by Esch, Krassner or any of their affiliates, including the entities set forth on Schedule 12.4) determine that the services of Esch and/or Krassner or their affiliates are not, or no longer, necessary with respect to the pursuit of any Approved Acquisition Target, in which case Purchaser shall have no reimbursement obligation with respect to any subsequently incurred expenses.  Esch and Krassner shall inform Purchaser prior to any particular “trip”, meeting or related event regarding any particular Approved Acquisition Target in which they are involved and provide Purchaser a reasonable estimate of the travel and entertainment expenses associated therewith.

12.5           Reorganization.  Following the Merger, none of the Purchaser, the Company, nor any of their Affiliates shall take any action (or fail to take any action) that could result in the Merger failing to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Code.

ARTICLE 13
TERMINATION

13.1           Termination.  This Agreement may be terminated prior to the Closing as follows:

(a)           at the election of the Purchaser, if any of the conditions set forth in Section 7.1 or 7.3 shall become incapable of fulfillment, and shall not have been waived in writing by Purchaser;

(b)           at the election of the Control Sellers, if any of the conditions set forth in Section 7.1 or 7.2 shall become incapable of fulfillment, and shall not have been waived in writing by Control Sellers;

(c)           at the election of the Purchaser, if it is not in material breach of its obligations under this Agreement if any Seller or any of the Wilhelmina Transferred Companies has breached any material representation, warranty, covenant or agreement contained in this Agreement (including the Schedules and Exhibits) such that the conditions set forth in Section 7.3 hereof would not be satisfied and such breach cannot be or has not been cured by the earlier of (i) thirty (30) days after written notice thereof to Control Sellers or (ii) the Closing Date;

(d)           at the election of the Control Sellers, if they or any Sellers are not in material breach of its respective obligations under this Agreement and the Purchaser has breached any material representation, warranty, covenant or agreement contained in this Agreement (including the Schedules and Exhibits) such that the conditions set forth in Section 7.2 hereof would not be satisfied and such breach cannot be or has not been cured by the earlier of (i) thirty (30) days after written notice thereof to the Purchaser or (ii) the Closing Date;

(e)           at the election of the Control Sellers or the Purchaser, if any Order permanently enjoining, restraining or otherwise prohibiting the Closing is issued and shall have become final and non-appealable;

(f)           at the election of Purchaser if the Closing shall not have occurred on or before (a) December 20, 2008, provided Purchaser does not receive comments from the SEC with respect to the Proxy Statement, or (b) February 15, 2009 in the event Purchaser does receive comments from the SEC with respect to the Proxy Statement; provided that the right to terminate this Agreement pursuant to this Section 13.1(f) shall not be available to Purchaser if its actions or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(g)           at the election of the Control Sellers if the Closing shall not have occurred on or before (a) December 20, 2008, provided Purchaser does not receive comments from the SEC with respect to the Proxy Statement, or (b) February 15, 2009 in the event Purchaser does receive comments from the SEC with respect to the Proxy Statement; provided that the right to terminate this Agreement pursuant to this Section 13.1(g) shall not be available to the Company and the Control Sellers if their or any of the Sellers’ actions or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(h)           at the election of the Control Sellers or the Purchaser, if (i) the Stockholder Meeting (including any adjournments and postponements thereof) shall have been duly held and completed and the shareholders of Purchaser shall have voted on the Matters and (ii) the Charter Approval and the Authorized Capital Approval shall not have been obtained at such meeting;

(i)           at the election of the Control Sellers, if the Board of Directors of Purchaser shall have effected a Change in Recommendation in a manner adverse to the Sellers and the Wilhelmina Transferred Companies; or

(j)           at any time on or prior to the Closing Date, by mutual written consent of the Purchaser, on the one hand, and Wilhelmina Transferred Companies and the Control Sellers, on the other hand.

13.2           Survival.  If this Agreement is validly terminated pursuant to Section 13.1 and the Contemplated Transactions are not consummated as described above, this Agreement shall become null and void and of no further force and effect, and there shall be no liability of the Purchaser, on the one hand, or the Sellers and the Wilhelmina Transferred Companies, on the other hand, to the other except liability arising out of an intentional breach of this Agreement or fraud, in which case, except as specified in Section 13.3 below, the aggrieved party shall be entitled to all rights and remedies available at law or in equity.

13.3           Expense Reimbursement.  In the event that either Purchaser or the Control Sellers validly terminates this Agreement pursuant to Section 13.1(h) or 13.1(i), Purchaser shall pay to the Control Sellers such Control Sellers’ Transaction Expenses up to a maximum of $150,000 (the “Transaction Expense Payment”) within 10 days of the termination of this Agreement under Sections 13.1(h) or 13.1(i); provided that Control Sellers have theretofore delivered to Purchaser reasonable documentation supporting the amount of such payment.  The Transaction Expense Payment shall be the Sellers’ sole and exclusive remedy in the event of a termination pursuant to Sections 13.1(h) or 13.1(i), and the Purchaser shall have no further liability with respect to this Agreement or the transactions contemplated hereby to the Sellers or the Wilhelmina Transferred Companies (provided that nothing herein shall release Purchaser from liability for intentional breach or fraud).

ARTICLE 14
MISCELLANEOUS

14.1           Notices.  All notices, documents or other deliverables required to be given, sent or delivered to any of the parties to this Agreement shall be in writing and shall be deemed to have been sufficiently given, sent or delivered, subject to the further provisions of this Article 14, for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, with proper postage prepaid, or any United States national overnight delivery service, with proper charges prepaid, set forth above, to such party at its address set forth below:

(a)           If to the Sellers, to the applicable Seller at the address set forth on Exhibit A.

with a copy to:

Loeb & Loeb LLP
345 Park Ave
New York, New York 10583
Telephone: (212) 407-4937
Facsimile: (212) 407-4990
Attn: Lloyd L. Rothenberg

and a copy to:

Strassburger McKenna Gutnick & Gefsky
Four Gateway Center, Suite 2200
444 Liberty Avenue
Pittsburgh, PA  15222
Attn: H. Yale Gutnick

(b)           If to Purchaser:

New Century Equity Holdings Corp.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Telephone: (214) 661-7488
Facsimile:  (214) 661-7475
Attn:  Evan Stone

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022
Telephone: (212) 451-2300
Facsimile: (212) 451-2222
Attn: Steve Wolosky

Such notice shall be deemed to be received when delivered if delivered personally, or the next Business Day after the date sent if sent next Business Day service by a United States national overnight delivery service which requires signatures of recipients upon delivery and provides tracking service, or three (3) Business Days after the date mailed by certified or registered mail.  Any notice of any change in such address shall also be given in the manner set forth above.  Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

14.2           No Third Party Beneficiaries.  Except as is otherwise expressly provided in this Agreement, this Agreement is not intended to, and does not, create any rights in or confer any benefits upon any Person other than the parties hereto.

14.3           Schedules and Exhibits.  All schedules and exhibits attached to this Agreement are incorporated by reference into this Agreement for all purposes.  Unless the context otherwise requires, all references herein to “Schedule” or “Exhibit” are references to the schedules and exhibits attached to this Agreement.  A disclosure of an item in one Schedule shall not be a disclosure under any other Schedule, unless so noted specifically on such Schedule.

14.4           Entire Agreement; Amendment.  This Agreement, the Collateral Documents and any other documents, instruments or other writings delivered or to be delivered pursuant to this Agreement constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all prior agreements, understandings, and negotiations, whether written or oral, with respect to the subject matter of this Agreement.  None of the terms and provisions contained in this Agreement can be changed without a writing signed by all parties hereto.  No party has made any representations or warranties other than those that have been provided in this Agreement.

14.5           Section and Paragraph Titles.  The Section and paragraph titles used in this Agreement are for convenience only and are not intended to define or limit the contents or substance of any such Section or paragraph.  Unless the context otherwise requires, all references herein to “Section” or “Article” are references to the sections and articles of this Agreement.

14.6           Binding Effect; No Assignment.  This Agreement shall be binding upon and inure to the benefit of each of the parties to this Agreement and their respective heirs, personal representatives, and successors and permitted assigns.  No party hereto shall have the right to assign this Agreement without the prior written consent of the other parties hereto; provided, however, that Purchaser may assign its rights and obligations under this Agreement to a wholly-owned Subsidiary of Purchaser without the consent of the other parties hereto provided that no such assignment shall relieve Purchaser of its obligations under this Agreement.

14.7           Counterparts.  This Agreement may be executed in any number of counterparts, including by means of facsimile, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

14.8           Purchaser Reliance.  Each Seller hereby irrevocably constitutes and appoints each of the Control Sellers, individually, as its Representative (each a “Representative”) and as its true and lawful agent and attorneys-in-fact with full power and authority to act, including full power of substitution, in its name and on its behalf with respect to all matters arising from or in any way relating to this Agreement, or the transactions contemplated hereby, to (i) represent, act for and on behalf of, and bind each of the Sellers in the performance of all of their obligations arising from or relating to this Agreement and Contemplated Transactions (including any other agreements incident thereto), including (A) the execution and delivery of the Escrow Agreement and Registration Rights Agreement and any certificate or Contract required under this Agreement to be delivered by the Sellers at the Closing and (B) the making, negotiation and settlement of Claims of either the Purchaser or the Sellers for indemnification pursuant to Article 10 of this Agreement; (ii) accept delivery from the Purchaser of any payments under this Agreement and to distribute such payments in accordance with the terms of this Agreement; (iii) give and receive notices and receive service of process under or pursuant to this Agreement; (iv) represent, act for, and bind each of the Sellers in the performance of all of their obligations arising from or related to indemnification in Article 10, including, without limitation, in any arbitration or litigation in respect thereof; (v) waive any conditions to the Sellers’ obligation to close, (vii) amend this Agreement pursuant to Section 14.4 and (viii) perform any and all other duties and acts contemplated to be performed by the Representative as set forth in this Agreement and in any of the other Transaction Documents.  This appointment of agency and this power of attorney is coupled with an interest and shall be irrevocable and shall not be terminated by any Seller or by operation of law, whether by the death or incapacity of any Seller that is an individual, termination of any trust or estate, the dissolution, liquidation or bankruptcy or any corporation, partnership or other entity or the occurrence of any other event, and any action taken by the Representative shall be as valid as if such death, incapacity, termination, dissolution, liquidation, bankruptcy or other event had not occurred, regardless of whether or not the Representative shall have received any notice thereof.  Any change in the designation of such Representative shall not be deemed effective until the actual receipt of notice by the Purchaser.  The Representative hereby accepts such appointment.  Purchaser shall be entitled to rely on any election or determination under this Agreement communicated to Purchaser by either Esch or Krassner under circumstances in which Esch or Krassner reasonably represents that the other has approved or consented to such election or determination.

14.9           No Reliance on Control Sellers or Wilhelmina Transferred Companies.  The decision of each Seller to sell securities pursuant to this Agreement has been made by such Seller independently of the Control Sellers and independently of any information, materials, statements or opinions as to the terms and conditions of this Agreement or any Collateral Document that may have been made or given by the Control Sellers, the Wilhelmina Transferred Companies, any other Seller or any representative or agent of the foregoing, and neither the Control Sellers, the Wilhelmina Transferred Companies or any other Sellers shall have any liability to any other Seller relating to or arising from any such information, materials, statements or opinions (except as may be expressly provided in a written agreement, if any) between or among Sellers.

14.10                      Severability.  Any provision of this Agreement (other than those contained in Article 9 of this Agreement, in which case, Section 9.5 of this Agreement shall govern with respect to the invalidity, unenforceability, or illegality of any such provision) that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such provision, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.11                      Governing Law; Consent to Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION OTHER THAN THE STATE OF NEW YORK.  EACH OF THE COMPANY, THE PURCHASER AND THE SELLERS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE PERSONAL AND SUBJECT MATTER JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.  EACH OF THE COMPANY, THE PURCHASER AND THE SELLERS HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW (A) ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT; AND (B) ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

14.12                      Waiver of Jury Trial.  EACH OF THE COMPANY, THE PURCHASER AND THE SELLERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

14.13                      Waiver.  No provision of this Agreement shall be considered waived unless such waiver is in writing and signed by the Party that benefits from the enforcement of such provision.  No waiver of any provision in this Agreement, however, shall be deemed a waiver of a subsequent breach of such provision or a waiver of a similar provision.  In addition, a waiver of any breach or a failure to enforce any term or condition of this Agreement shall not in any way affect, limit, or waive a Party’s rights under this Agreement at any time to enforce strict compliance thereafter with every term and condition of this Agreement.

14.14                      Time of the Essence.  Time is of the essence in the performance of this Agreement and all dates and periods specified in this Agreement.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Sellers, the Purchaser, and the Company have caused this Agreement to be duly executed as of the date first written above.

COMPANY:

WILHELMINA INTERNATIONAL, LTD.

By:	/s/ Sean Patterson
	Name:	Sean Patterson
	Title:	President

WILHELMINA – MIAMI, INC.

By:	/s/ Sean Patterson
	Name:	Sean Patterson
	Title:	President

WILHELMINA ARTIST MANAGEMENT LLC

By:	/s/ Sean Patterson
	Name:	Sean Patterson
	Title:	President

WILHELMINA LICENSING LLC

By:	/s/ Sean Patterson
	Name:	Sean Patterson
	Title:	President

WILHELMINA FILM & TV PRODUCTIONS LLC

By:	/s/ Sean Patterson
	Name:	Sean Patterson
	Title:	President

PURCHASER:

NEW CENTURY EQUITY HOLDINGS CORP.

By:	/s/ Mark Schwarz
	Name:	Mark Schwarz
	Title:	Acting Chief Executive Officer

MERGER SUB:

WILHELMINA ACQUISITION CORP.

By:	/s/ Evan Stone
	Name:	Evan Stone
	Title:	Vice President

CONTROLLING SELLERS:

/s/ Dieter Esch
Name:	Dieter Esch

LOREX INVESTMENTS AG

By:	/s/ Peter Marty
	Name:	Peter Marty
	Title:	Board of Directors

/s/ Brad Krassner
Name:	Brad Krassner

KRASSNER FAMILY INVESTMENTS, L.P

By:	/s/ Brad Krassner
	Name:	Brad Krassner
	Title:	General Partner

OTHER SELLERS:

/s/ Sean Patterson
Name:	Sean Patterson

Name:	Kevin Garnett

By:
Dieter Esch, his attorney-in-fact

Name:	Glenn Damota

By:	/s/ Dieter Esch
Dieter Esch, his attorney-in-fact

Name:	Serge Massat

By:	/s/ Dieter Esch
Dieter Esch, his attorney-in-fact

Name:	Robert Kreusler

By:	/s/ Dieter Esch
Dieter Esch, his attorney-in-fact

Name:	Eve Gianni

By:
Dieter Esch, her attorney-in-fact

Name:	Marlene Wallach

By:	/s/ Dieter Esch
Dieter Esch, her attorney-in-fact

Name:	Corey Preston

By:	/s/ Dieter Esch
Dieter Esch, his attorney-in-fact

Annex B

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of August 25, 2008, by and among New Century Equity Holdings Corp., a Delaware corporation (including any successor thereto, the “Company”) and Dieter Esch (“Esch”), Lorex Investments AG (“Lorex”), Brad Krassner (“Krassner”) and the Krassner Family Investments, L.P. (the “Krassner L.P.”) (each of Esch, Lorex, Krassner and the Krassner L.P., a “Selling Shareholder” and, collectively, the “Selling Shareholders”) and Sean Patterson (“Sean Patterson”).

R E C I T A L S:

WHEREAS, concurrently with the execution and delivery of this Agreement, the Selling Shareholders, together with the Company, Wilhelmina International, Ltd. (“Wilhelmina International”) and certain entities affiliated with Wilhelmina International, are entering into an Agreement (the “Purchase Agreement”), which Purchase Agreement provides, among other things, for the sale of the outstanding equity interests of certain Wilhelmina International affiliated entities to New Century;

WHEREAS, pursuant to the terms of the Purchase Agreement, upon the Closing the Selling Shareholders will be beneficial owners of shares of common stock, par value $.01 per share, of the Company (the “Common Stock”, and shares of Common Stock issued to Selling Stockholders under the Purchase Agreement, the “Seller NCEH Shares”);

WHEREAS, as a condition to their willingness to enter into the Purchase Agreement, the Selling Shareholders have required that certain matters be agreed and set forth herein; and

WHEREAS, this Agreement shall become effective upon, and only upon, the effectiveness of the Closing under the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

Article 1
DEFINITIONS

Capitalized terms used but not defined herein shall have the respective meanings given to them in the Purchase Agreement.

As used herein, the following terms shall have the following respective meanings:

1.1           “Commission” shall mean the U.S. Securities and Exchange Commission or any other successor federal agency at the time administering the Securities Act.

1.2           “Common Stock” shall have the meaning set forth in the Recitals.

1.3           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

1.4           “Holders” shall mean and include a Selling Shareholder and any Affiliated permitted transferee thereof who holds Registrable Securities of record.

1.5           “Priority Securities” shall mean (1) Registrable Securities and (2) shares of Common Stock or other securities subject to contractual registration rights (other than pursuant to this Agreement) of stockholders of the Company similar to the rights of the Selling Shareholders.

1.6           “Register,” “registered” and “registration” refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

1.7           “Registrable Securities” means any and all shares of Common Stock (i) that were issued to  the Selling Shareholders or Patterson in connection with the Closing and (ii) issued or issuable with respect to the Common Stock referred to in clause (i) above upon any stock split, stock dividend, recapitalization, reclassification, exchange, merger or other similar event; provided that Registrable Securities shall exclude any and all Seller Restricted Shares (as defined in the Purchase Agreement) until such time as such shares shall have been released to the relevant Selling Shareholder without restriction pursuant to the terms of the Escrow Agreement.  The term “Registrable Securities” shall also exclude in all cases, however, such shares of Common Stock (i) following their sale by a Holder to the public pursuant to a registered offering or pursuant to Rule 144 or (ii) sold in a private transaction in which the Holder’s registration rights under this Agreement are not assigned.

1.8           “Registration Expenses” shall mean all reasonable and customary expenses incurred by the Company in complying with Articles 2, 3 and 5 hereof, including, without limitation, all registration, qualification and Commission, National Association of Securities Dealers, Inc., stock exchange and other filing fees, printing expenses, duplication expenses relating to copies of any registration statement or prospectus delivered to any Holders, escrow fees, fees and disbursements of legal counsel for the Company, fees and disbursements of the Company’s accountants and blue sky fees and expenses.  Registration Expenses shall be distinct from Selling Expenses.

1.9           “Rule 144” shall mean Rule 144 under the Securities Act or any other successor rule or regulation then in effect.

1.10           “Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

1.11           “Selling Expenses” shall mean all underwriting, selling broker or dealer manager fees, discounts and selling commissions applicable to the Registrable Securities registered on behalf of the Holders.

Article 2
REQUIRED REGISTRATION

2.1           Request for Registration.

(a)           At any time following the one year anniversary of the Closing Date, Esch or Krassner may make a written request to the Company to file a registration statement under the Securities Act covering all or part of the Registrable Securities then held by such Selling Shareholder and his respective Affiliates.  No later than 30 days following its receipt of such written request (the “Demand Registration Filing Date”), the Company will prepare and file with the Commission a registration statement under the Securities Act covering all of the Registrable Securities requested to be included therein, and the Company will use its commercially reasonable efforts to obtain the effectiveness of such registration as soon as practicable as would permit or facilitate the resale and distribution of all securities requested to be registered.  If, however, the Company shall furnish to the requesting Selling Shareholder a certificate signed by the Chief Executive Officer (or the Chairman of the Board of Directors) of the Company prior to the Demand Registration Filing Date stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders (and/or such applicable transaction) for such registration statement to be filed by reason of a material pending transaction (including a financing transaction, whether a primary or resale distribution) or the Company has determined in good faith, after consultation with outside counsel, that the filing of a registration request would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, then the Company shall have the right to defer such filing for a period of not more than 90 days after the Demand Registration Filing Date.  Such registration statement shall contain (unless the requesting Selling Shareholder hereunder otherwise directs) substantially the “Plan of Distribution” attached hereto as Annex A.  Subject to the provisions of Section 2.1(b), the requesting Selling Shareholder may revoke any registration request made pursuant to this Section 2.1(a) and/or withdraw securities from an applicable registration.

(b)           Notwithstanding anything to the contrary:

(i)           a registration shall be deemed to have been effected (and demand right therefore exercised pursuant to Section 2.1(a)) if the applicable registration has become effective, unless it results in a (A) Limited Registration (as defined in Section 2.2(c)) or (B)  a Failed Registration (as defined below);

(ii)            the Company shall be obligated to effect only one (1) registration pursuant to Section 2.1(a) requested by Krassner and only (1) registration pursuant to Section 2.1(a) requested by Esch; provided that if any registration is commenced pursuant to this Section 2.1 and is not consummated due to the revocation of the initial request by Krassner or Esch, as applicable, at least ten (10) business days prior to the anticipated effective date of the relevant registration (such revocation of a registration request not to occur more than one time in the case of each of Krassner and Esch) (a “Failed Registration”), such Failed Registration shall not be deemed to constitute a registration under this Section 2.1 and the relevant requesting Selling Shareholder shall retain his one (1) demand right pursuant to this Section 2.1 (it being understood that, subject to Section 2.1(b)(i), a demand right shall have been deemed exercised in the event of any other revocation of registration request under this Section 2.1); and

(iii)           without limiting the provisions of clauses (i) and (ii), the Company shall be obligated to effect only one (1) registration pursuant to this Section 2.1 (whether requested by Esch or Krassner) in any nine (9) month period (i.e., the Company shall have no obligation to file a registration statement at the request of a Selling Shareholder until nine (9) months have elapsed following the effectiveness of any prior registration of the Company).

2.2           Underwriting.

(a)           The resale distribution of the Registrable Securities covered by the registration statements referred to in Section 2.1 above shall be effected by means of the method of distribution reasonably selected by the shareholder participants holding a majority in interest of the Priority Securities that have been properly elected to be included in the relevant registration (the “Majority in Interest”).  Subject to the foregoing, the Majority in Interest may also change the resale distribution method from time to time (subject to amendment of the registration statement at the expense of the relevant shareholder participants as required to describe such changes).  If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this Article 2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  Notwithstanding anything to the contrary, no registration requested pursuant to Section 2.1 shall be effected by means of an underwriting unless the anticipated gross proceeds from such underwritten transaction exceed $12,500,000 (twelve million five hundred thousand dollars).

(b)           If such distribution is effected by means of an underwriting, the Company (together with Esch and/or Krassner, as applicable, and their respective Affiliates, if either is proposing to distribute securities held by him or his Affiliates through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of regional or national recognized standing selected for such underwriting by a Majority in Interest and approved by the Company (such consent not to be unreasonably withheld); provided, however, that the liability of each Holder thereunder shall in no event exceed an amount equal to the net proceeds from the offering received by such Holder and his Affiliates.

(c)           Notwithstanding any other provision of this Article 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders of Registrable Securities, and the number of shares of securities to be included in the underwriting shall be allocated (i) first, among the holders of Priority Securities, pro rata according to the number of Priority Securities that have been properly elected to be included in the relevant registration , and (ii) second, in the event that the number of shares that the managing underwriter believes may be underwritten has not been reached pursuant to (i), pro rata according to the number of other securities offered to be included in such underwriting.  Subject to the foregoing, primary shares may be included in any registration requested pursuant to Section 2.1.

(d)            In the event that, as a result of the “cutback” provisions of Section 2.2(c), a Selling Shareholder making a “demand” request pursuant to Section 2.1 is unable to register more than sixty six and two-thirds percent (66 2/3%) of the Registrable Securities which such Selling Shareholder has properly requested to be registered pursuant to such demand in accordance with the provisions of this Agreement (such limited registration, a “Limited Registration”), then the requesting Holder shall not be deemed to have made such “demand” request and, notwithstanding the effectiveness of the applicable registration, shall preserve its one “demand” right for later use for purposes of Section 2.1, subject in all cases to the provisions of this Agreement.

(e)           For the avoidance of doubt, Holders holding vested options or restricted shares of Common Stock (including any Seller Restricted Shares) may not include such securities in any demand registration under this Article 2 (and shall not exercise demand rights with respect thereto or request their inclusion effective as of a later date) until such time as the underlying shares of Common Stock are held directly and without restriction.

Article 3
COMPANY REGISTRATION

3.1           Notice of Registration to Selling Shareholders.  If at any time or from time to time from and after the date hereof and ending on the eighth anniversary of the date hereof, the Company shall determine to register any of its securities, either for its own account or the account of any security holder or holders, other than (i) a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or relating to a dividend reinvestment plan, stock option plan or other compensation plan, (ii) a registration on Form S-4 (or any successor form) or other registration in connection with mergers, acquisitions, exchange offers or similar transactions, (iii) a registration on any form that does not permit secondary sales or (iv) a registration relating solely to a  subscription offering or a rights offering, the Company will:

(a)           promptly give to Esch and Krassner written notice thereof; and

(b)           include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities specified in a written request, made within 15 days after receipt of such written notice from the Company described in Section 3.1(a), by Esch and  Krassner (on their own behalf and on behalf of their respective Affiliates), but only to the extent that the original issuance or resale distribution of such Registrable Securities is not already covered by an effective registration statement under Article 2 above.

3.2           Underwriting.

(a)           If the registration of which the Company gives notice is for an offering involving an underwriting, the Company shall so advise the Selling Shareholders as part of the written notice given pursuant to Section 3.1(a).  In such event, the right of the Selling Shareholders to registration pursuant to this Article 3 shall be conditioned upon a Selling Shareholder’s participation in such underwriting and the inclusion of such Selling Shareholder’s Registrable Securities in the underwriting to the extent provided herein.  Esch and Krassner, as applicable, together with any participating Affiliates (and together with the Company), shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting solely by the Company; provided, however, that the liability of a Selling Shareholder thereunder shall in no event exceed the lesser of (i) the Selling Shareholder’s pro-rata portion of the liability based on the Selling Shareholder’s shares sold in the offering as compared to the total number of shares sold in the offering, and (ii) an amount equal to the net proceeds from the offering received by such Selling Shareholder and his Affiliates.

(b)           Notwithstanding any other provision of this Article 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise the Selling Shareholders, and the number of shares of Common Stock to be included in such registration shall be allocated as follows:  (i) first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company; and (ii) second, for the account of any Selling Shareholders and any other shareholders of the Company participating in such registration who have contractual rights to be included in such registration similar to the rights of the Selling Shareholders, the number of shares of Common Stock requested to be included in the registration by such Selling Shareholders and such other shareholders in proportion, as nearly as practicable, to the respective number of shares that are proposed to be offered and sold by the Selling Shareholders and such other shareholders at the time of filing the registration statement; provided that, if the Company is effecting a registration pursuant to a demand request of a shareholder other than a Selling Shareholder, clause (i) of this subsection shall be deemed to cover the shares of Common Stock proposed to be sold by such other shareholder and clause (ii) of this subsection shall include, on a basis pari passu with any shareholders who have contractual rights to be included in such registration similar to the rights of the Selling Shareholders, any shares proposed to be sold by the Company.   No Registrable Securities or other shares of Common Stock excluded from the underwriting in this Article 3 by reason of the underwriters’ marketing limitation shall be included in such registration.

(c)           If a participating Selling Shareholder disapproves of the terms of any underwriting under this Article 3, such Selling Shareholder exercising rights pursuant to this Article 3 may elect to withdraw therefrom by written notice to the Company and the managing underwriter.  Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration; provided that the Company may determine, at its election, to  increase, on a pro rata basis for the securities of shareholders then included in the registration (giving effect to the withdrawal), the number of shares of the other shareholders participating in the registration.

(d)           The Company shall have the right to terminate or withdraw any registration initiated by the Company under this Article 3 prior to the effectiveness of such registration, whether or not a Selling Shareholder has elected to include Registrable Securities in such registration; provided that a Selling Shareholder shall have the right to convert such registration into a demand registration covered by Section 2.1 hereof.

(e)           For the avoidance of doubt, Holders holding vested options or restricted shares of Common Stock (including any Seller Restricted Shares) may not include such securities in any piggyback registration under this Article 3 (and shall not exercise piggyback rights with respect thereto or request their inclusion as of a later date) until such time as the underlying shares of Common Stock are held directly and without restriction.

(f)           Patterson (and Derek Fromm, to the extent he becomes the owner of any Registrable Securities) shall have “piggyback” rights under this Article 3 commensurate with (and subject to the same limitations and restrictions) as the rights of the Selling Shareholders with respect to Registrable Securities held by Patterson.  Patterson shall be deemed a “Holder” for purposes of Article 4, 5 and 6 to the extent he participates any registration by virtue of such rights.

Article 4
EXPENSES OF REGISTRATION

All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Articles 2, 3 and 5 hereof, the reasonable fees of one counsel for the Holders of Registrable Securities (up to a maximum of $10,000) in the case of a registration in which a Holder participates and any other similar out of pocket expenses incurred by any Holder or Holders pursuant to any applicable underwriting agreement in connection with a registration hereunder shall, in each case, be borne by the Company.  All Selling Expenses relating to Registrable Securities registered on behalf of a Holder shall be borne by such Holder.

Article 5
REGISTRATION PROCEDURES

(a)           In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof.  The Company agrees to use its commercially reasonable efforts to effect or cause such registration to permit the sale of the Registrable Securities covered thereby by the Holders thereof in accordance with the intended method or methods of distribution thereof described in such registration statement.  In connection with any registration of any Registrable Securities, the Company shall:

(i)           prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective;

(ii)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement pursuant to the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement (provided, however, that the Company shall not be obliged to maintain the effectiveness of such registration statement longer than through the earlier of (A) six months following the effective date of such registration statement and (B) such time as all Registrable Securities registered thereunder have been sold pursuant to such registration statement), and furnish to the Holders of the Registrable Securities covered thereby copies of any such supplement or amendment prior to its use and/or filing with the Commission;

(iii)           promptly notify the Holders whose Registrable Securities are to be included in a registration statement hereunder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (D) of any request by the Commission for any amendment or supplement to a registration statement or related prospectus or related information or (E) if, at any time when a prospectus is required to be delivered under the Securities Act, such registration statement or prospectus, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.  In the case of clause (E), the Company shall promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission;

(iv)           use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction at the earliest practicable date;

(v)           furnish to each Holder of Registrable Securities to be included in such registration statement hereunder, each placement or sales agent, if any, therefor and each underwriter, if any, thereof, without charge, a conformed copy of such registration statement and any amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus, any summary prospectus and any free writing prospectus), and any amendment or supplement thereto, as such Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, sold by such agent or underwritten by such underwriter and to permit such Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act;

(vi)           use its commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such other securities laws or blue sky laws of such states of the United States or the District of Columbia as may be reasonably requested by the Holders of a majority of such Registrable Securities participating in such registration, each placement or sales agent, if any, therefor or the managing underwriter, if any, thereof, (B) keep such registrations or qualifications in effect and comply with such laws at all times during the period described in Section 5(a)(ii) above, and (C) take any and all such actions as may be reasonably necessary to enable such Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that in order to fulfill the foregoing obligations under this Section 5(a)(vi), the Company shall not (unless otherwise required to do so in any jurisdiction) be required to (1) qualify generally to do business as a foreign company or a broker-dealer, (2) execute a general consent to service of process or (3) subject itself to taxation;

(vii)           furnish, at the request of the Holders of a majority of such Registrable Securities participating in such registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders, addressed to the underwriters, if any, and to such Holders and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders, addressed to the underwriters, if any, and, if permitted by applicable accounting standards, to such Holders; and

(viii)         otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(b)           The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish in writing to the Company such information regarding such Holder and such Holder’s method of distribution of such Registrable Securities as the Company may from time to time reasonably request or as is required to be included in any registration statement filed pursuant to the terms of this Agreement.  Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omits to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

(c)           Each of the Holders shall comply with the provisions of the Securities Act with respect to disposition of the Registrable Securities to be included in any registration statement filed by the Company.

(d)           Notwithstanding anything to the contrary, in connection with any offering of securities of the Company (including without limitation any offering contemplated by Article 2 or Article 3 of this Agreement), each Holder agrees that if such shareholder’s Registrable Securities are included in the applicable registration, it will consent and agree to comply with any “hold back” restriction relating to shares of Common Stock or any other securities of the Company then owned by such Holder (and his controlled Affiliates), that may be reasonably requested by the underwriter(s) or placement or other selling agent(s) of such offering, not to exceed one hundred eighty (180) days, provided, however, that such Selling Shareholder need not enter into any such arrangement unless each of the Company’s principal officers and its directors and Newcastle Partners, L.P. (and their controlled Affiliates, if any) enter into agreements that contain substantially the same “hold back” restrictions and/or agreements (it being understood that this proviso shall not apply if a board designee of a Selling Shareholder refuses to enter into such arrangement).  Without limitation to the foregoing, each Holder shall, upon the request of such underwriter(s) or agent(s), agree not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Registrable Securities, and not effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the thirty days prior to, and during the one hundred eighty (180) day period beginning on, the effective date of such registration statement.

Article 6
INDEMNIFICATION

6.1           The Company will indemnify each Holder, each of its officers, directors, partners and affiliates, such Holder’s legal counsel and independent accountants, if any, each person controlling such Holder within the meaning of Section 15 of the Securities Act, each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act against all claims, losses, damages, liabilities and expenses (including reasonable attorney fees)(or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction by the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, such Holder’s legal counsel and independent accountants, each such underwriter and each person who controls any such underwriter for any legal and other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, claim, loss, damage, liability or action arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in such registration statement or prospectus, or any amendment or supplement thereto.

6.2           Each Holder (and Esch and Krassner, as the case may be, on behalf of his affiliated Holders) will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally indemnify the Company, each of its directors, officers, partners and Affiliates, their respective legal counsel and independent accountants, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, partners, legal counsel and independent accountants, if any, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, liabilities and expenses (including reasonable attorney fees) (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, legal counsel, independent accountants, underwriters and control persons for any legal and other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder (or Esch and/or Krassner on behalf thereof) regarding such Holder and/or such Holder’s method of distribution expressly for use in such registration statement or prospectus, or any amendment or supplement thereto; provided, however, that the obligations of each Holder (and Esch and/or Krassner, as applicable, on behalf thereof) hereunder shall be limited to an amount equal to the net proceeds to such Holder and of Registrable Securities sold pursuant to such registration statement.

6.3           Each party entitled to indemnification under this Article 6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld, conditioned or delayed).  The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest.  The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless and only to the extent such failure is materially prejudicial to the ability of the Indemnifying Party to defend the action.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

6.4           If the indemnification provided for in Section 6.1 or 6.2 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in Section 6.1 or 6.2, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders of Registrable Securities (or Esch and/or Krassner, as applicable, on behalf of affiliated Holders) on the other hand in connection with statements or omissions which resulted in such expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders of Registrable Securities (or Esch and/or Krassner, as applicable, on behalf of affiliated Holders) and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6.4 were to be determined by pro rata allocation (even if all Holders of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6.4.  The amount paid by an Indemnified Party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in the first sentence of this Section 6.4 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any claim, action or proceeding which is the subject of this Section 6.4.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of Holders of Registrable Securities (or Esch and/or Krassner, as applicable, on behalf of affiliated Holders) to contribute pursuant to this Section 6.4 shall be several in proportion to the respective amount of Registrable Securities sold by them and their Affiliates pursuant to a registration statement, and shall be limited to an amount equal to the net proceeds to each such Holder of Registrable Securities and his Affiliates sold pursuant to such registration statement.

Article 7
RULE 144 REPORTING

With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of securities of the Company to the public without registration, the Company agrees to use its commercially reasonable efforts to (i) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144, at all times after the date hereof; and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, in each case until the earlier of (A) six months after such date as all of the Registerable Securities may be resold pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registerable Securities shall have been sold by the Holders.

Article 8
TRANSFER OF REGISTRATION RIGHTS

The rights to cause the Company to register Registrable Securities under Sections 2.1 and 2.2 of this Agreement, together with all related rights and obligations, may be assigned by a Holder to an Affiliate of such Holder; provided, however, that (A) the right to cause the Company to register Registrable Securities under Section 2.1 may only be held by one person or entity with respect to the Registrable Securities owned by him or it, (B) the transferor shall furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned prior to such transfer and (C) such transferee shall agree in writing to be subject to all applicable restrictions set forth in this Agreement.  In each case, such rights may only be transferred together with the underlying Registrable Securities in a transfer permitted by the Securities Act and applicable state securities laws.  Subject to the foregoing provision, any such permitted transferee or assignee shall be deemed a Holder hereunder.

Article 9
MISCELLANEOUS

9.1           Governing Law; Forum.  The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.  Each of the parties to this Agreement consents to submit to the personal jurisdiction of any state or federal court sitting in the State of New York, in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties to this Agreement agrees not to assert in any action or proceeding arising out of relating to this Agreement that the venue is improper, and waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto.  Each of the parties hereto waives any right to request a trial by jury in any litigation with respect to this Agreement and represents that counsel has been consulted specifically as to this waiver.

9.2           Effectiveness; Termination.

(a)           This Agreement shall become effective upon the Closing of the transactions under the Purchase Agreement. In no event shall this Agreement be effective, nor shall any rights or obligations hereunder apply, prior to the Closing.

(b)           This Agreement and all rights and obligations hereunder (other than Article 6 which shall survive) shall terminate upon the earlier of (a) eight (8) years following the date hereof or (b) at such time as the Selling Shareholders and their Affiliates no longer hold any Seller NCEH Shares.

9.3           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of each of the parties hereto and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

9.4           Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

9.5           Notices. All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed given (i) when made if made by hand delivery, (ii) one business day after being deposited with an overnight courier if made by courier guaranteeing overnight delivery, (iii) on the date indicated on the notice of receipt if made by first-class mail, return receipt requested or (iv) on the date of confirmation of receipt of transmission by facsimile, addressed as follows:

(a)           if to the Company, at

New Century Equity Holdings Corp.
200 Crescent Court, Suite 1400
Dallas, Texas 75230
Facsimile: (214) 661-7475
Attention:  Chief Financial Officer

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022
Facsimile:  (212) 451-2222
Attention:  Steve Wolosky, Esq.

(b)           if to a Holder, to the address reflected on the records of the Company, or such other address or addresses as shall have been furnished in writing by such party to the Company and to the other parties to this Agreement.

9.6           Severability.  The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

9.7           Titles and Subtitles.  The titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

9.8           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

9.9           Amendment and Modification.  This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and Holders representing at least a majority of the Registrable Securities, voting together as a single class; provided, that no such amendment shall unfairly discriminate against a particular Holder relative to the other Holders.  Any action taken by the Holders, as provided in this Section 9.9, shall bind all Holders.

IN WITNESS WHEREOF, the undersigned have hereunto affixed their signatures.

NEW CENTURY EQUITY HOLDINGS CORP.

By:	/s/ Mark Schwarz
	Name:	Mark Schwarz
	Title:	Acting Chief Executive Officer

/s/ Dieter Esch
Name:	Dieter Esch

LOREX INVESTMENTS AG

By:	/s/ Peter Marty
	Name:	Peter Marty
	Title:	Board of Directors

/s/ Brad Krassner
Name:	Brad Krassner

KRASSNER FAMILY INVESTMENTS, L.P

By:	/s/ Brad Krassner
	Name:	Brad Krassner
	Title:	General Partner

/s/ Sean Patterson
Name:	Sean Patterson

ANNEX A

PLAN OF DISTRIBUTION

We are registering the shares offered by this prospectus on behalf of the selling shareholders. The selling shareholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling shareholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale or at negotiated prices.

The selling shareholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus.  The selling shareholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling shareholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling shareholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling shareholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering.

The selling shareholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling shareholders and any broker-dealers that act in connection with the sale of securities might be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act of 1933, and any commissions received by such broker-dealers and any profit on the resale of the securities sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act of 1933.

To the extent required, the shares of our common stock to be sold, the names of the selling shareholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling shareholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling shareholders and their Affiliates.  In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act of 1933.  The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the Selling shareholders against liabilities, including liabilities under the Securities Act of 1933 and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling shareholders to keep the registration statement that includes this prospectus effective until the earlier of (1) six months following the effective date of registration statement and (2) such time as all shares of common stock covered by this prospectus have been sold.

Annex C

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is entered into as of the 25th day of August, 2008, by and between New Century Equity Holdings Corp., a Delaware corporation (the “Company”), and Newcastle Partners, L.P., a Texas limited partnership (the “Purchaser”).

R E C I T A L S :

WHEREAS, concurrently herewith, the Company is entering into an acquisition transaction to purchase Wilhelmina International, Inc. and its affiliated companies (collectively, the “Wilhelmina Companies”) pursuant to an Agreement dated the date hereof between the Company, the Wilhelmina Companies and the equityholders (the “Sellers”) of the Wilhelmina Companies (such agreement, the “Wilhelmina Agreement”); and

WHEREAS, the Company will require additional financing (the “Additional Financing”) to complete the transactions contemplated by the Wilhelmina Agreement under its terms; and

WHEREAS, in connection with entering into the Wilhelmina Agreement, the Sellers have (i) expressed the desire for certainty with respect to completion of the transactions contemplated by the Wilhelmina Agreement and (ii) opposed the inclusion of a financing contingency in the Wilhelmina Agreement in favor of the Company; and

WHEREAS, in these circumstances,  in order to facilitate a successful closing under the Wilhelmina Agreement, the Company has also sought to secure prior to execution of the Wilhelmina Agreement the Additional Financing; and

WHEREAS, the Purchaser desires to (i) purchase $3,000,000 of shares of common stock, $.01 par value, of the Company (“Common Stock”) at the Closing (as defined below) and (ii) commit to provide an additional $2,000,000 in equity financing for a period of six (6) months following the Closing, in each case at a per share price equal to NCEH Book Value Per Share (for purposes of this Agreement, NCEH Book Value Per Share shall have the same meaning as defined in the Wilhelmina Agreement, provided that clause (b) of the definition set forth in the Wilhelmina Agreement shall be excluded); and

WHEREAS, an independent committee of the Board of Directors of the Company has been formed to review, negotiate and approve the terms of such Additional Financing pursuant to this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

SECTION 1.  AGREEMENT TO SELL AND PURCHASE; COMMITMENT

1.1           Sale and Purchase.  Subject to the terms and conditions hereof, at the Closing, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, a number of shares of Common Stock equal to (x) $3,000,000 divided by (y) NCEH Book Value Per Share (the “Shares”) for an aggregate purchase price of $3,000,000 (the “Purchase Price”).

1.2           Commitment.  In addition, subject to the terms and conditions hereof, the Purchaser commits to purchase, at the Company’s election from time to time and at any time at or following the Closing, up to an aggregate of $2,000,000 (the “Commitment Amount”) in shares of Common Stock at a price per share equal to NCEH Book Value Per Share (any such shares purchased and sold, “Additional Shares”); provided that Purchaser shall have no obligation to purchase any shares of Common Stock (whether or not any Additional Shares were previously purchased and sold) on or following the date that is six (6) months following the Closing (the “Commitment End Date”).  The period between Closing and the Commitment End Date is referred to as the “Commitment Period.”

1.3           Rights.  Any issuance by the Company of shares of Common Stock to the Purchaser under this Agreement shall also include the associated share purchase rights issued under the Rights Agreement dated as of July 10, 2006 between the Company and The Bank of New York Trust Company (the “Rights”), on a one-for-one basis.

SECTION 2.  CLOSING, DELIVERY AND PAYMENT

2.1           Closing of the Shares Purchase.  The closing of the purchase and sale of the Shares hereunder (the “Closing”) shall take place substantially concurrently with the closing of the transactions under the Wilhelmina Agreement, or at such other time or place as the Company and the Purchaser may mutually agree (the date of the Closing, the “Closing Date”).  At the Closing, subject to the terms and conditions hereof, the Company will issue, sell and deliver to the Purchaser the Shares, against payment of the Purchase Price by certified check or wire transfer of immediately available funds.  At that time, the Company and the Purchaser shall also execute and deliver the registration rights agreement substantially in the form of Exhibit A to this Agreement (the “Registration Rights Agreement”).

2.2           Additional Closings.  The closing of each purchase and sale of Additional Shares, if any, pursuant to the Purchaser’s commitment under Section 1.2 (each an “Additional Closing”) shall take place no later than five Business Days (as defined below) following the Company’s delivery of written notice to Purchaser specifying the number of Additional Shares the Company elects to sell to Purchaser (not to exceed an aggregate of $2,000,000 in shares at the per share price of NCEH Book Value Per Share with respect to all such Additional Closings).   At each Additional Closing, subject to the terms and conditions hereof, the Company will issue, sell and deliver to the Purchaser the applicable number of Additional Shares, against payment of the purchase price by certified check or wire transfer of immediately available funds.  The date of each Additional Closing shall be a Business Day.  In this Agreement, a “Business Day” is any Monday through Friday other than a day on which banks in the State of Texas are authorized to be closed.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchaser, as follows:

3.1           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company’s only active subsidiaries are the subsidiaries listed on Schedule 3.1 (the “Subsidiaries”).  Except as indicated on Schedule 3.1, each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.  Each of the Company and the Subsidiaries has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted.  The Company has all requisite corporate power and authority to execute and deliver this Agreement and, when executed, the Registration Rights Agreement (together with this Agreement and any other document or agreement executed by parties hereto in connection with any purchase and  sale of Additional Shares hereunder, the “Transaction Documents”), to issue and sell the Shares and Additional Shares (if any) and to carry out the provisions of the Transaction Documents.  Each of the Company and the Subsidiaries is duly qualified and authorized to do business, or registered as a foreign corporation, and is in good standing in each jurisdiction in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to be so qualified or registered would not have a material adverse effect on the Company and the Subsidiaries or their business, taken as a whole.

3.2           Capitalization.  The Company is authorized to issue 75,000,000 shares of Common Stock, of which 53,883,872 shares are issued and outstanding as of the date hereof, and 10,000,000 shares of preferred stock.  Except as set forth on Schedule 3.2 or in the Company’s current, quarterly, annual and other periodic filings (the “SEC Reports”) with the U.S. Securities and Exchange Commission (the “Commission”), there are no outstanding options, warrants or other rights to acquire any of the Company’s capital stock, or securities convertible, exercisable or exchangeable for the Company’s capital stock or for securities themselves convertible, exercisable or exchangeable for the Company’s capital stock (together, “Convertible Securities”).  Except as set forth on Schedule 3.2 or in the SEC Reports or pursuant to this Agreement or the Wilhelmina Agreement, the Company has no agreement or commitment to sell or issue any shares of capital stock or Convertible Securities.  All issued and outstanding shares of Common Stock (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable, (iii) are free from any preemptive and cumulative voting rights and (iv) were issued pursuant to an effective registration statement filed with the Commission and applicable state securities authorities or pursuant to valid exemptions under federal and state securities laws.  Except as set forth on Schedule 3.2 or in the SEC Reports, there are no outstanding rights of first refusal or proxy or shareholder agreements of any kind relating to any of the Company’s securities to which the Company is a party or as to which the Company has received written notice.  When issued hereunder, the Shares and Additional Shares (if any) will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares and Additional Shares (if any) may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

3.3           Authorization; Binding Obligations. All corporate action on the part of the Company and its directors (including a special committee of independent directors) necessary for the authorization of the Transaction Documents and the performance of all obligations of the Company hereunder and thereunder at the Closing, including the authorization, sale, issuance and delivery of the Shares and Additional Shares (if any), has been taken, and no further corporate action is required to be taken.  The Transaction Documents, when executed and delivered, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (ii) general principles of equity, including those that restrict the availability of equitable remedies, and except that the enforceability of indemnification provisions of the Registration Rights Agreement may be limited by applicable laws and public policy.  The issuance and sale of the Shares and Additional Shares (if any) are not and will not be subject to any preemptive rights or rights of first refusal.

3.4           No Conflicts.  The execution and delivery of, and the performance of and compliance with the transactions contemplated by, the Transaction Documents, including the issuance and sale of the Shares and Additional Shares (if any), will not, with or without the passage of time or giving of notice or both, conflict with, constitute a violation or default under, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any Subsidiary pursuant to, (i) the Company’s currently effective Certificate of Incorporation or By-Laws, (ii) any provision of any mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound, (iii) any judgment, decree, order, writ, statute, rule or regulation applicable to the Company or any Subsidiary or any permit, license, authorization or approval applicable to the Company or any Subsidiary, except (in the case of (ii) and (iii)) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Company and the Subsidiaries, taken as a whole.

3.5           Reporting Status.  The Company has filed all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the 12 months preceding the date of this Agreement.  The SEC Reports complied in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.6           No Material Adverse Change.  Since March 31, 2008, and except as disclosed in the SEC Reports, there has not been any material adverse change in the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Company.

3.7           Private Offering.  Assuming the truth and accuracy of the representations and warranties of the Purchaser contained in Section 4, the offer, sale and issuance of the Shares and Additional Shares (if any) will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will be exempt from registration and qualification under the registration, permit or qualification requirements of the State of Texas.

3.8           No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares and Additional Shares (if any).

3.9           Acknowledgment Regarding the Purchaser's Role. The Company acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchaser’s purchase of the Shares and Additional Shares (if any).  The Company further represents to the Purchaser that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company, and agrees, as follows:

4.1           Investment Representations.  The Purchaser understands that neither the offer nor the sale of the Shares or Additional Shares (if any) has been registered under the Securities Act.  The Purchaser also understands that the Shares and Additional Shares (if any) are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser’s representations contained in the Agreement.  The Purchaser hereby represents and warrants as follows:

(a)           Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.  The Purchaser must bear the economic risk of its investment in the Shares and Additional Shares (if any) indefinitely unless the Shares or Additional Shares (if any), as the case may be, are subsequently registered pursuant to the Securities Act or an exemption from registration is available.  Except as may be contemplated by the Registration Rights Agreement (when executed), the Purchaser has no present intention of selling or otherwise transferring the Shares or Additional Shares (if any) or any interest therein.  The Purchaser understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Shares or Additional Shares (if any) under the circumstances, in the amounts or at the times the Purchaser might propose.

(b)           Acquisition for Own Account.  Except as may be contemplated by the Registration Rights Agreement (when executed), the Purchaser is acquiring the Shares and Additional Shares (if any) for the Purchaser’s own account for investment only, and not with a view towards their public distribution.

(c)           Purchaser Can Protect Its Interest.  By reason of its, or of its management’s business or financial experience, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Registration Rights Agreement.  Further, the Purchaser is aware of no publication of any advertisement or general solicitation in connection with the transactions contemplated in the Agreement.

(d)           Accredited Investor.  The Purchaser is an accredited investor within the meaning of Regulation D under the Securities Act.

(e)           Residence.  The Purchaser is organized under the laws of the State of Texas and its principal office is located in the State of Texas.

(f)           Rule 144.  The Purchaser acknowledges and agrees that, when issued, the Shares and Additional Shares (if any) must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of specified conditions.

(g)           Access To Information.  The Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and to review the Company’s facilities.  The Purchaser acknowledges that the Company has given the Purchaser access to the corporate records and accounts of the Company, has made its officers and representatives available for interview by the Purchaser and has furnished the Purchaser with all documents and other information requested by the Purchaser to make an informed decision with respect to the purchase of the Shares and Additional Shares (if any).

4.2           Transfer Restrictions. The Purchaser acknowledges and agrees that, when issued, the Shares and Additional Shares (if any) are subject to restrictions on transfer and will bear restrictive legends.

4.3           Organization; Authorization;  Binding Obligations.  The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas.  The Purchaser has all requisite limited partnership power and authority to execute and deliver this Agreement, the Registration Rights Agreement and any other Transaction Documents and to carry out its obligations under the provisions of such documents.  This Agreement and the Registration Rights Agreement and any other Transaction Documents, when executed and delivered, will be valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (ii) general principles of equity, including those that restrict the availability of equitable remedies, and except that the enforceability of the indemnification provisions of the Registration Rights Agreement may be limited by applicable laws and public policy.

SECTION 5.  CONDITIONS FOR CLOSING

5.1           Conditions to each party’s obligations with respect to the Shares.  The obligation of each party to close the purchase and sale of the Shares as contemplated by this Agreement is subject to satisfaction of the following conditions at or prior to Closing:

(a)           The conditions to the Company’s obligations to close the transactions under the Wilhelmina Agreement shall be satisfied (or waived by the Company, to the extent capable of being waived under law), and the closing of the transactions under the Wilhelmina Agreement shall occur substantially concurrently with the Closing hereunder.

(b)           There shall not be any law, regulation or order enacted, entered, promulgated, enforced or issued by any governmental authority or court or other legal restraint preventing, prohibiting or rendering illegal the consummation of the transactions under this Agreement.

(c)           There shall not be any legal proceedings or order seeking to restrain or to invalidate the transactions contemplated hereunder, which, if resolved unfavorably, could reasonably be expected to result in a material adverse effect on the Purchaser or the Company (giving effect to the closing of the transactions under the Wilhelmina Agreement).

5.2           Conditions to the Company’s obligations with respect to the Shares.  The obligation of the Company to close the sale of the Shares as contemplated by this Agreement is subject to satisfaction of the following conditions at or prior to Closing:

(a)           The representations and warranties of the Purchaser contained in Article 4 of this Agreement (disregarding all qualifications and exceptions contained therein regarding materiality or a material adverse effect) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date, except for changes contemplated by this Agreement (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true and correct only as of such specific date); provided, that this condition shall be deemed to be satisfied unless all such failures of the representations and warranties to be true and correct, would, individually or in the aggregate, reasonably be expected to prevent or materially delay the closing of the transactions under this Agreement.

(b)           The Purchaser shall have complied in all material respects with its obligations under this Agreement.

(c)           The Purchaser shall have executed and delivered to the Company at the Closing the Registration Rights Agreement and any other Transaction Documents required of the Purchaser to be executed and delivered at the Closing.

5.3           Conditions to Purchaser’s obligations with respect to the Shares.  The obligation of Purchaser to close the purchase of the Shares as contemplated by this Agreement is subject to satisfaction of the following conditions at or prior to Closing:

(a)           The Company shall have executed and delivered to the Purchaser at the Closing the Registration Rights Agreement and any other Transaction Documents required  of the Company to be executed and delivered at the Closing.

(b)           The representations and warranties of the Company contained in Article 3 of this Agreement (disregarding all qualifications and exceptions contained therein regarding materiality or a material adverse effect) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date, except for changes contemplated by this Agreement (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true and correct only as of such specific date); provided, that this condition shall be deemed to be satisfied unless all such failures of the representations and warranties to be true and correct, would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Company and the Subsidiaries, taken as a whole.

(c)           The Company shall have complied in all material respects with its obligations under this Agreement.

5.4           Conditions to Purchaser’s obligations with respect to Additional Shares.  The obligation of the Purchaser to close the sale of any Additional Shares as contemplated by this Agreement is subject to the satisfaction of the following conditions as of the date of each Additional Closing:

(a)           The representations and warranties of the Company contained in Article 3 of this Agreement (disregarding all qualifications and exceptions contained therein regarding materiality or a material adverse effect) shall be true and correct as of the date of this Agreement and as of the date of the applicable Additional Closing as though made on and as of such date, except for changes contemplated by this Agreement (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true and correct only as of such specific date); provided, that this condition shall be deemed to be satisfied unless all such failures of the representations and warranties to be true and correct would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Company and the Subsidiaries, taken as a whole.

(b)           The Company shall have complied in all material respects with its obligations under this Agreement.

(c)           The conditions set forth in Section 5.1(b) and 5.1(c) shall be satisfied as of the date of the applicable Additional Closing.

5.5           Conditions to the Company’s obligations with respect to Additional Shares.  The obligation of the Company to close the sale of any Additional Shares as contemplated by this Agreement is subject to satisfaction of the following conditions as of the date of each Additional Closing:

(a)           The representations and warranties of the Purchaser contained in Article 4 of this Agreement (disregarding all qualifications and exceptions contained therein regarding materiality or a material adverse effect) shall be true and correct as of the date of this Agreement and as of the date of the applicable Additional Closing as though made on and as of such date, except for changes contemplated by this Agreement (unless any such representation or warranty is made only as of a specific date, in which event such representation or warranty shall be true and correct only as of such specific date); provided, that this condition shall be deemed to be satisfied unless all such failures of the representations and warranties to be true and correct, would, individually or in the aggregate, reasonably be expected to prevent or materially delay the closing of the transactions under this Agreement.

(b)           The Purchaser shall have complied in all material respects with its obligations under this Agreement.

(c)           The conditions set forth in Section 5.1(b) and 5.1(c) shall be satisfied as of the date of the applicable Additional Closing.

SECTION 6.  COVENANTS

6.1           Use of Proceeds.  The Company will use the proceeds from the sale of the Shares to fund the purchase price to acquire the Wilhelmina Companies and the proceeds from the sale of the Additional Shares (if any) for other general corporate purposes.

6.2           No Integrated Offering.  None of the Company, the Subsidiaries, their affiliates or any person acting on their behalf will make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would require registration of any of the Shares or Additional Shares (if any) under the Securities Act or cause the offering of the Shares or Additional Shares (if any) to be integrated with other offerings.

6.3           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

SECTION 7.  MISCELLANEOUS

7.1           Governing Law.  This Agreement shall be governed by the laws of the State of Delaware, without regard to conflicts of law principles.

7.2           Termination.  If the Closing under this Agreement has not occurred, this Agreement shall terminate upon termination of the Wilhelmina Agreement.  Notwithstanding anything to the contrary, the commitment set forth in Section 1.2 shall terminate as of the Commitment End Date.

7.3           Survival.  The representations and warranties made herein shall survive the Closing for a period of two (2) years following the Closing Date; provided that the representations set forth in Sections 3.1, 3.3 and 4.3 shall survive indefinitely. The covenants and agreements contained herein shall survive in accordance with their terms. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of either party pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by that party hereunder solely as of the date of such certificate or instrument.

7.4           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares or Additional Shares (if any) from time to time.  A party shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party; provided that the Purchaser may assign some or all of its rights hereunder without the consent of the Company to an affiliate of Purchaser.

7.5           Entire Agreement.  The Transaction Documents and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and neither party shall be liable or bound to the other in any manner by any representations, warranties, covenants and agreements, except as specifically set forth herein and therein.

7.6           Severability.  The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

7.7           Amendment and Waiver.  This Agreement may be amended or modified, and any provision hereunder may be waived, only upon the written consent of the Company and the Purchaser.

7.8           Notices.  All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed given (i) when made if made by hand delivery, (ii) one business day after being deposited with an overnight courier if made by courier guaranteeing overnight delivery, (iii) on the date indicated on the notice of receipt if made by first-class mail, return receipt requested or (iv) on the date of confirmation of receipt of transmission by facsimile, addressed as follows:

(a)           if to the Company, at

New Century Equity Holdings Corp.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Facsimile: (214) 661-7475
Attention:  Chief Financial Officer

with a copy to:

Gardere Wynne Sewell LLP
1601 Elm Street, Suite 3000
Dallas, TX  75201-4761
Facsimile: (214) 999-3683
Attention: Alan J. Perkins, Esq.

(b)           if to the Purchaser, in care of:

Newcastle Partners, L.P.
200 Crescent Court, Suite 1400
Dallas, TX  75201
Facsimile:  (214) 661-7475
Attention:  Evan D. Stone, Esq.

7.9           Indemnification.  Each party (as such, the “Indemnifying Party”) agrees to indemnify and hold the other party (as such, the “Indemnified Party”) harmless against any loss, liability, damage or expense (including reasonable legal fees and costs) that the Indemnified Party may suffer, sustain or become subject to as a result of or in connection with the breach by the Indemnifying Party of any representation, warranty, covenant or agreement of the Indemnifying Party contained in any of the Transaction Documents;  provided, however, that no indemnification shall be required hereunder for the gross negligence or willful misconduct of the Indemnified Party or breach by the Indemnified Party of any of its representations and warranties set forth in this Agreement.  In case any such third-party action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate in and assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense thereof, the Indemnifying Party shall not be responsible for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof;  provided, that if the Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to the Indemnified Party which conflict in any material respect with those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party and the Indemnifying Party shall reimburse the Indemnified Party for that portion of the fees and expenses of one counsel retained by the Indemnified Party.

7.10           Interpretation.  The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.  In this Agreement, (a) “including” does not denote or imply any limitation, and (b) “person” refers to any individual or any legal entity or organization.

7.11           Counterparts.  This Agreement may be delivered via facsimile or other means of electronic communication, and may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have hereunto affixed their signatures.

New Century Equity Holdings Corp.		Newcastle Partners, L.P.
By: Newcastle Capital Management, L.P.
its General Partner

By	/s/ John Murray	By	/s/ Mark Schwarz

Its	Chief Financial Officer	Its	Chief Executive Officer

Annex D

MUTUAL SUPPORT AGREEMENT

This MUTUAL SUPPORT AGREEMENT (the “Agreement”), dated as of August 25, 2008 (the “Effective Date”) is entered into by and among Newcastle Partners, L.P. (“Newcastle”), Dieter Esch (“Esch”), Lorex Investments AG (“Lorex”), Brad Krassner (“Krassner”) and the Krassner Family Investments, L.P. (“Krassner L.P.”) (each of Esch, Lorex, Krassner and the Krassner L.P., a “Selling Party” and, collectively, the “Selling Parties”).

WHEREAS, concurrently with the execution and delivery of this Agreement, the Selling Parties, together with New Century Equity Holdings Corp. (including any successor thereto, “New Century”), Wilhelmina International, Ltd. (“Wilhelmina International”) and certain persons and entities affiliated with New Century and Wilhelmina International, are entering into an agreement (the “Purchase Agreement”), which Purchase Agreement provides, among other things, for the merger of Wilhelmina International with a subsidiary of New Century and the sale of the outstanding equity and/or membership interests of entities affiliated with Wilhelmina International to New Century;

WHEREAS, as of the date hereof, Newcastle is the beneficial owner of such number of shares of common stock of New Century, par value $.01 (the “NCEH Common Stock”), opposite Newcastle’s name set forth on Exhibit I hereto (shares of NCEH Common Stock beneficially owned by Newcastle, the “Newcastle NCEH Shares”);

WHEREAS, pursuant to the terms of the Purchase Agreement, upon the Closing (as defined in the Purchase Agreement) the Selling Parties will be beneficial owners of shares of NCEH Common Stock (shares of Common Stock beneficially owned by the Selling Parties and any of their Affiliates at any time following the Closing, the “Seller NCEH Shares”);

WHEREAS, as a material inducement and condition to their respective willingness to enter into the Purchase Agreement and/or this Agreement, the Selling Parties and Newcastle have required that certain matters be agreed and set forth herein; and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings attributed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

I.	Board Nominations.

A.
Newcastle and each of the Selling Parties agree to use their commercially reasonable efforts to cause their representatives on the Board of Directors of New Century to vote to nominate and recommend the election of the following persons to be members of the Board of Directors at each meeting of New Century’s Board of Directors, and at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting, relating to the nomination of directors:

1.
Three NP Representatives.  An “NP Representative” means (i) Mark E. Schwarz (“Schwarz”), (ii) any then current employee of Newcastle, Newcastle Capital Management, L.P. or their affiliated investment funds or management companies (the individuals  described in this clause (ii), combined with Schwarz, the “Newcastle Employee Representatives”) and (iii) any other individual designated in writing by Newcastle as an “NP Representative”.

2.
One Esch Representative.  The “Esch Representative” means (i) with respect to an individual to be elected at the annual meeting, an individual (who may be Esch) designated in writing by Esch or (ii) with respect to an individual to be appointed to fill any vacancy on the Board of Directors caused by the removal of the Esch Representative, an individual (who may be Esch) designated in writing by Esch; and

3.
One Krassner Representative.  The “Krassner Representative” means (i) with respect to an individual to be elected at the annual meeting, (a) an individual (who may be Krassner) designated in writing by Krassner or (b) if no such designation was made, Derek Fromm, or (ii) with respect to an individual to be appointed to fill any vacancy on the Board of Directors caused by the removal of the Krassner Representative, an individual (who may be Krassner) designated in writing by Krassner.  The “Seller Representative” shall mean either the Esch Representative or the Krassner Representative and the “Seller Representatives” shall mean both the Krassner Representative and the Esch Representative.

B.
In the event that New Century’s Board of Directors will name persons to its Board of Directors without stockholder approval, Newcastle and each of the Selling Parties agree to use their commercially reasonable efforts to cause their representatives on the Board of Directors of New Century to vote to name directors such that the composition of the Board of Directors includes the  persons  provided for in Section IA.  In the event of a vacancy on New Century’s Board of Directors caused by the death, incapacity, resignation or removal of an individual designated pursuant to Section IA and which the Board of Directors will fill, Newcastle and each of the Selling Parties agree to use their commercially reasonable efforts to cause their representatives on the Board of Directors of New Century to vote to appoint a director designated by the relevant party who would be entitled to select the nominee pursuant to Section IA.

C.
Each party designating a nominee to New Century’s Board of Directors pursuant to Section IA shall provide written notice to New Century of its designation at least ten (10) days prior to the date the New Century Board of Directors is scheduled to make such nominations.

D.
For a period of three (3) years after the Effective Date, the parties hereto agree that they will vote to, and that they will use their commercially reasonable efforts to cause their representatives to the New Century Board of Directors to, vote to maintain the size of its Board of Directors at no more than nine (9) persons, unless the NP Representatives, the Esch Representatives and the Krassner Representatives agree that the Board of Directors can be expanded in excess of nine (9).  The parties understand and agree that the size of the New Century Board of Directors as of the closing of the transactions under the Purchase Agreement shall be seven (7) or eight (8) (as determined by New Century).

E.	The provisions of this Section I shall become effective only upon the occurrence of the Closing

II.	Voting of Newcastle NCEH Shares for Stockholder Approvals.

A.
Newcastle hereby agrees to vote (or cause to be voted) at any meeting of the stockholders of New Century, and at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting, all of the Newcastle NCEH Shares which Newcastle and its affiliates have the right to so vote in favor of the Stockholder Approvals (as defined in the Purchase Agreement) and any actions required in furtherance thereof.

B.
In addition, from the Effective Date hereof and until the termination of this Agreement pursuant to Section X, Newcastle hereby agrees to vote (or cause to be voted) at any meeting of the stockholders of New Century, and at any adjournment or adjournments thereof, or pursuant to any action by written consent in lieu of a meeting, all of the Newcastle NCEH Shares which Newcastle and its affiliates have the right to so vote against, and agrees to cause the NP Representatives to vote against, any action or agreement that could reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation of New Century under the Purchase Agreement or any other material binding agreement entered into in connection therewith.

C.
In furtherance of Newcastle’s agreement above, Newcastle hereby irrevocably (until the Closing Date) grants to, and appoints, Derek Fromm (agent for the Selling Parties) and any designee of the Selling Parties, as Newcastle’s attorney, agent and proxy, with full power of substitution, to vote and otherwise act with respect to all of Newcastle’s Newcastle NCEH Shares at any meeting of the stockholders of New Century (whether annual or special and whether or not an adjourned or postponed meeting), and in any action by written consent of the stockholders of New Century, on the matters and in the manner specified in Section II-A and Section II-B above.  THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE (UNTIL THE CLOSING DATE) AND COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE PROXY.  If the transactions under the Purchase Agreement are consummated, the proxy set forth in this Section II-C shall be revoked and shall terminate as of the Closing Date; provided that the foregoing shall not affect the obligations set forth in Section II-B above.  The obligations set forth in Section II-A shall terminate as of the Closing Date.

D.
Notwithstanding anything to the contrary, nothing contained in this Agreement shall limit the rights and obligations of any officer of Newcastle in his capacity as a director of New Century from taking any action in his capacity as a director of New Century that the New Century’s Board of Directors is expressly permitted to take pursuant to the terms of the Purchase Agreement, and no such action taken by an officer of Newcastle in any such capacity shall be deemed to constitute a breach of any provision of this Agreement.

III.	Voting of Sellers’ NCEH Shares Consistent with Article I-A.

A.
At any vote of the stockholders of New Century (whether at any meeting, or at any adjournment or adjournments thereof, or pursuant to any action by written consent in lieu of a meeting) pursuant to which New Century directors are to be elected, each Selling Party agrees to vote (or cause to be voted) all Seller NCEH Shares which such Selling Party has the right to vote in favor of the required number of NP Representatives, Esch Representatives and Krassner Representatives pursuant to Article I-A or, if the entire Board is not then up for election, in favor of the applicable individual(s) such that the composition of the Board of Directors would include the required number of  NP Representatives, Esch Representatives and Krassner Representatives pursuant to Article I-A.

B.
Selling Parties shall vote, and shall use commercially reasonable efforts to cause the Seller Representatives and any other representative thereof to so vote, in favor of (a) the nomination and/or appointment of individuals to the Board of Directors in a manner consistent with the provisions of Section I-A above and (b) if Newcastle so requests in writing to the Selling Parties, the calling of a meeting or other action to effect the removal of such NP Representative(s) requested by Newcastle, in any New Century Board of Directors meeting in which any Selling Party, the Seller Representative or any other representative of Selling Party has a vote.

C.	Removal; Amendments:

1.
At any vote of the stockholders of New Century (whether at any annual, special or other stockholder meeting, or at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting) pursuant to which a NP Representative is to be removed, each Selling Party agrees to vote all Seller NCEH Shares which such Selling Party has the right to so vote in favor of the removal of such individual, if Newcastle votes its Newcastle NCEH Shares in favor of such removal.

2.
The Selling Parties shall not propose, and shall use their respective commercially reasonable efforts not to permit (and shall vote all Seller NCEH Shares against), any amendment to New Century’s Certificate of Incorporation or By-laws or the adoption of any other corporate measure, which frustrates or circumvents the purpose or intent of the foregoing provisions of this Section III, including but not limited to any amendment that conflicts with or otherwise restricts any provisions of this Section III. The Selling Parties further agree not to seek to advise, encourage or influence (or form, join or in any way participate in any “group” or act in concert with) any other Person with respect to the voting of any New Century voting securities in a manner that frustrates or circumvents the purpose or intent of this Section III.

D.
Any vote required to be cast or consent required to be executed pursuant to this Section III shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present (if applicable) and for purposes of recording the results of that vote or action by written consent.

E.	The provisions of this Section III shall be effective only upon the occurrence of the Closing.

IV.	Voting of Newcastle NCEH Shares Consistent with Article I-A.

A.
At any vote of the stockholders of New Century (whether at any meeting, or at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting) pursuant to which New Century directors are to be elected, Newcastle agrees to vote (or cause to be voted) all Newcastle NCEH Shares which Newcastle has the right to so vote (i) in favor of the required number of NP Representatives, Esch Representatives and Krassner Representatives pursuant to Article I-A or, if the entire Board is not then up for election, in favor of the applicable individual(s) such that the composition of the Board of Directors would include the required number of  NP Representatives, Esch Representatives and Krassner Representatives pursuant to Article I-A.

B.
Newcastle shall vote, and shall use commercially reasonable efforts to cause the NP Representatives and any other representative thereof to so vote, in favor of (a) the nomination and/or appointment of individuals to the Board of Directors in a manner consistent with the provisions of Section I-A above and (b) if a Selling Party so requests in writing to Newcastle, the calling of a meeting or other action to effect the removal of the representative of such Selling Party requested by such Selling Party, in any New Century Board of Directors meeting in which Newcastle, the NP Representatives or any other representative of Newcastle has a vote.

C.	Removal; Amendments

1.
At any vote of the stockholders of New Century (whether at any annual, special or other stockholder meeting, or at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting) pursuant to which any individual that was an Esch Representative or a Krassner Representative at the time of his election to the Board of Directors is to be removed, Newcastle agrees to vote all Newcastle NCEH Shares which Newcastle has the right to so vote in favor of the removal of such individual, if Esch or Krassner, as applicable, votes in favor of such removal.

2.
Newcastle shall not propose, and shall use its respective commercially reasonable efforts not to permit (and shall vote all Newcastle NCEH Shares against), any amendment to New Century’s Certificate of Incorporation or By-laws or the adoption of any other corporate measure, which frustrates or circumvents the purpose or intent of the foregoing provisions of this Section IV, including but not limited to any amendment that conflicts with or otherwise restricts any provisions of this Section IV.  Newcastle further agree not to seek to advise, encourage or influence (or form, join or in any way participate in any “group” with or act in concert with) any other Person with respect to the voting of any New Century voting securities in a manner that frustrates or circumvents the purpose or intent of this Section IV.

D.
Any vote required to be cast or consent required to be executed pursuant hereto shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present (if applicable) and for purposes of recording the results of that vote or consent.

E.	The provisions of this Section IV shall be effective only upon the occurrence of the Closing.

V.	Representations and Warranties of Newcastle. Newcastle represents and warrants to the Selling Parties as follows:

A.
Binding Agreement.  Newcastle is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Texas.  Newcastle has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by Newcastle and the consummation by Newcastle of the transactions contemplated hereby have been duly and validly authorized by all necessary action of Newcastle, and no other action or proceedings are necessary to authorize the execution, delivery and performance of this Agreement by Newcastle and the consummation by Newcastle of the transactions contemplated hereby.  Newcastle has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of Newcastle, enforceable against Newcastle in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles.

B.
No Conflict.  Neither the execution and delivery of this Agreement by Newcastle, the consummation by Newcastle of the transactions contemplated hereby, the performance by Newcastle of its obligations hereunder nor the compliance by Newcastle with any provisions hereof, will (i) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under (A) its partnership or limited liability company agreement or other organizational documents or (B) any material contract, agreement,  instrument, commitment, arrangement or understanding to which Newcastle is a party, or result in the creation of any Lien with respect to Newcastle’s Newcastle NCEH Shares, (ii) violate or conflict with any law, rule, regulation, writ, judgment,  injunction or decree applicable to Newcastle or the Newcastle NCEH Shares or (iii) require any consent, authorization or approval with respect to Newcastle of any Person, including any Governmental Authority, except in the case of clause (i)(B), (ii) or (iii) for violations, breaches or defaults that would not in the aggregate materially impair the ability of Newcastle to perform its obligations hereunder.

C.
Ownership of Shares.  Newcastle is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, which meaning will apply for all purposes of this Agreement) of the Newcastle NCEH Shares listed opposite Newcastle’s name on Exhibit I hereto, free and clear of any Liens (including any restriction on the right to vote, sell or otherwise dispose of such Newcastle NCEH Shares), except as may exist by reason of this Agreement or pursuant to applicable law.  Except as provided for or disclosed in this Agreement, the Purchase Agreement and the transactions and other agreements contemplated hereby and thereby, there are no outstanding options or other rights to acquire from Newcastle, or obligations of Newcastle to sell or to dispose of, any Newcastle NCEH Shares held by Newcastle or other equity interests of any kind in New Century.  As of the date of this Agreement, the number of shares set forth opposite Newcastle’s name on Exhibit I hereto represents all of the shares of capital stock of New Century beneficially owned by Newcastle.

D.	The representations and warranties of New Century in the Purchase Agreement are true and correct in all material respects as of the date hereof.

VI.	Representations and Warranties of the Selling Parties. Each Selling Party represents and warrants to Newcastle as follows:

A.
Binding Agreement.  Such Selling Party, if it is not a natural person, is a limited partnership, limited liability company or other business entity duly formed, validly existing and in good standing under the laws of the State or territory of its formation.  Such Selling Party has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by such Selling Party and the consummation by such Selling Party of the transactions contemplated hereby have been duly and validly authorized by all necessary action of such Selling Party, and no other action or proceedings are necessary to authorize the execution, delivery and performance of this Agreement by such Selling Party and the consummation by such Selling Party of the transactions contemplated hereby.  Such Selling Party has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Selling Party, enforceable against such Selling Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles.

B.
No Conflict.  Neither the execution and delivery of this Agreement by such Selling Party, the consummation by such Selling Party of the transactions contemplated hereby, the performance by such Selling Party of its obligations hereunder nor the compliance by such Selling Party with any provisions hereof, will (i) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under (A) its partnership or limited liability company agreement or other organizational documents (if such Selling Party is not a natural person) or (B) any material contract, agreement,  instrument, commitment, arrangement or understanding to which such Selling Party is a party, or result in the creation of any Lien with respect to such Selling Party’s Shares, (ii) violate or conflict with any law, rule, regulation, writ, judgment,  injunction or decree applicable to such Selling Party or such Selling Party’s Shares or (iii) require any consent, authorization or approval with respect to such Selling Party of any Person, including any Governmental Authority, except in the case of clause (i)(B), (ii) or (iii) for violations, breaches or defaults that would not in the aggregate materially impair the ability of such Selling Party to perform its or his obligations hereunder.

VII.	Transfer and Other Restrictions.

A.
Prohibited Transfers by Newcastle Prior to Closing.  Prior to the Closing, Newcastle agrees not to sell, sell short, transfer (including gift), pledge, encumber, assign or otherwise dispose (whether by sale, liquidation, dissolution, dividend, distribution or otherwise) of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any Newcastle NCEH Shares or any interest contained therein (each a “Transfer”) other than pursuant to this Agreement, unless the Person to which such Newcastle NCEH Shares are to be Transferred expressly agrees to be bound by this Agreement in a written instrument in form and substance reasonably satisfactory to the Selling Parties.

B.	Other Prohibited Transfers by Newcastle. At any time this Agreement remains in effect, Newcastle agrees not to:

1.
grant any proxies or power of attorney or enter into a voting agreement or other arrangement relating to the matters covered by Section II or Section IV, with respect to any Newcastle NCEH Shares other than this Agreement;

2.	deposit any Newcastle NCEH Shares into a voting trust; or

3.
knowingly, directly or indirectly, take or cause the taking of any other action that would restrict, limit or interfere with the performance of Newcastle’s obligations hereunder or the transactions contemplated hereby, excluding any bankruptcy filing.

C.	Certain Prohibited Transfers by Selling Parties. At any time this Agreement remains in effect, each Selling Party agrees not to:

1.
grant any proxies or power of attorney or enter into a voting agreement or other arrangement relating to the matters covered by Section III hereof, with respect to any Seller NCEH Shares other than this Agreement;

2.	deposit any Seller NCEH Shares into a voting trust; or

3.
knowingly, directly or indirectly, take or cause the taking of any other action that would restrict, limit or interfere with the performance of such Selling Party’s obligations hereunder or the transactions contemplated hereby, excluding any bankruptcy filing.

D.
Additional Shares.  In the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of New Century on, of or affecting any parties’ shares of New Century or (ii) any party hereto shall become the beneficial owner or record owner of any additional shares of capital stock of New Century, or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Sections I-IV, then the terms of this Agreement shall apply to the shares of capital stock or other securities of New Century held by the applicable party immediately following the effectiveness of the events described in clause (i), or such party becoming the beneficial or record owner thereof, as described in clause (ii), as the case may be.  Newcastle and each Selling Party hereby agree to promptly notify the other of any new New Century shares acquired by such party after the date hereof.

E.	Tag-Along Right

1.
If, following the Closing Date and until the first registration statement containing Registrable Securities (as that term is defined the Registration Rights Agreement, by and among New Century and the Selling Parties, dated the date hereof) is declared effective (the “Registration Trigger Date”), Newcastle or any of its affiliates desires to transfer, directly or indirectly, any Newcastle NCEH Shares to a third-party purchaser in a transaction or series of related transactions involving the transfer of  NCEH Shares owned by Newcastle or its affiliates representing in the aggregate at least twenty percent (20%) of the shares held by Newcastle at such time, Newcastle shall first give not less than twenty (20) calendar days prior written notice to each of the Selling Parties (the “Co-Sale Members”).  Such notice (the “Co-Sale Notice”) shall set forth the terms and conditions of such proposed transfer, including the name of the proposed transferee, the number of shares proposed to be sold (the “Co- Sale Shares”), the purchase price per share proposed to be paid therefor and the payment terms and type of transfer to be effectuated.

2.
Within ten (10) calendar days of delivery of the Co-Sale Notice by Newcastle, each Co-Sale Member shall, by written notice to Newcastle, have the opportunity and right to sell to the proposed transferee in such proposed transfer (upon the same terms and conditions as Newcastle, subject to Section 7-E(1)) up to that number of shares of NCEH Common Stock owned by such Co-Sale Member as shall equal the product of (x) a fraction, the numerator of which is the number of Co-Sale Shares and the denominator of which is the aggregate number of shares of NCEH Common Stock owned of record by Newcastle as of the date of the Co-Sale Notice, multiplied by (y) the number of shares of NCEH Common Stock owned of record by such Co-Sale Member as of the date of the Co-Sale Notice.  Such written notice shall state the aggregate number of shares of NCEH Common Stock that such Co-Sale Member proposes to include in such Transfer.

3.
If any Co-Sale Member exercises its rights pursuant to this Section 7-E, then Newcastle will attempt to obtain the same agreements and commitments from the proposed transferee for the benefit of any such Co-Sale Member as Newcastle obtained from the proposed transferee in respect of its transfer of shares.  To the extent Newcastle cannot obtain such agreements and commitments from such proposed transferee, Newcastle and the Co-Sale Members shall reduce the number of shares being sold by Newcastle and Co-Sale Members such that Newcastle and the Co-Sale Members sell a number of shares as is determined by multiplying (x) a fraction, the numerator of which is equal to the number of shares each applicable person (whether Newcastle or a Co-Sale Member) owns and the denominator of which is the aggregate of the number of NCEH shares owned by Newcastle and any Co-Sale Members that elected to participate in such Co-Sale times (y) the total number of shares that such proposed transferee is in fact acquiring from Newcastle and Co-Sale Members.

4.	The rights under this Section 7-E shall terminate on the Registration Trigger Date.

VIII.	Public Announcements.

The parties shall not issue, or cause the publication of, any press release or other public announcement with respect to the terms of this Agreement without the prior approval of the other parties hereto, except to the extent required by law or by any listing agreement with, or the policies of, a national securities exchange and, in any such event, after reasonable prior notice to the other party hereto.

IX.	Specific Enforcement.

The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that each party shall be entitled to specific performance of the terms hereof in addition to any other remedy which may be available at law or in equity.  The prevailing party in any legal proceeding based upon this Agreement shall be entitled to reasonable attorneys’ fees and court costs, in addition to any other recoveries allowed by law.

X.	Termination.

A.
This Agreement shall terminate (the “Termination Date”) on the earlier to occur of (i) the date that a termination occurs pursuant to any two of the following three sections: XIB(i), XIB(ii) and XIB(iii),  (ii) upon the written agreement of the Selling Parties and Newcastle to terminate this Agreement or (iii) termination of the Purchase Agreement.

B.
The rights and obligations of the parties hereto under Sections I,  III and IV shall terminate to the extent provided in the following clauses: (i) with respect to the rights and obligations of (or with respect to) Esch, Lorex and the Esch Representative (including but not limited Esch’s right to designate the Esch Representative pursuant to Article I-A and any requirements of the other parties to vote for, or cause their representatives or designees to vote for, the nomination or election of any representative of Esch to New Century’s Board of Directors pursuant to Articles III and IV), on the date that Esch and his Affiliates own, in the aggregate, less than 5% of the outstanding shares of NCEH Common Stock, (ii) with respect to the rights and obligations of (or with respect to) Krassner, the Krassner L.P. and the Krassner Representative (including but not limited Krassner’s right to designate the Krassner Representative pursuant to Article I-A and any requirements of the other parties to vote for, or cause their representatives or designees to vote for, the nomination or election of any representative of Krassner to New Century’s Board of Directors pursuant to Articles III and IV), on the date that Krassner and his Affiliates own, in the aggregate, less than 5% of the outstanding shares of NCEH Common Stock, and (iii) with respect to the rights and obligations of (or with respect to) Newcastle and the NP Representatives, the date Newcastle and its Affiliates own less than 5% of the outstanding shares of NCEH Common Stock (including but not limited Newcastle’s right to designate the NP Representatives pursuant to Article I-A and any requirements of the other parties to vote for, or cause their representatives or designees to vote for, the nomination or election of any representative of Newcastle to New Century’s Board of Directors pursuant to Articles III and IV).

C.
Notwithstanding the foregoing, no termination of this Agreement (or obligations hereunder) in accordance with this Section X shall relieve any party from liability for any intentional or material breach of its obligations hereunder committed prior to such termination.

XI.	Notices.

All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement to any party hereunder shall be in writing and deemed given if addressed as provided below (or at such other address as the addressee shall have specified by notice actually received by the addressor) and if either (a) actually delivered in fully legible form, to such address, (b) in the case of any nationally recognized express mail service, one (1) day shall have elapsed after the same shall have been deposited with such service, or (c) if by fax, on the day on which such fax was sent, provided that a copy is sent the same day by overnight courier or express mail service.

If to any of the Selling Parties, to the applicable Selling Party at the address set forth on Exhibit A:

with a copy to:

Loeb & Loeb LLP
345 Park Ave
New York, New York 10583
Telephone: (212) 407-4937
Facsimile: (212) 407-4990
Attn: Lloyd L. Rothenberg

And a copy to:

Strassburger McKenna Gutnick & Gefsky
Four Gateway Center, Suite 2200
444 Liberty Avenue
Pittsburgh, PA 15222
Attn: H. Yale Gutnick

If to Newcastle:

200 Crescent Court, Suite 1400
Dallas, Texas 75230
Attention: Evan Stone, Esq.
Tel: 214.661.7473
Fax: 214.661.7475

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022
Attention: Steve Wolosky, Esq.
Tel: 212.451.2300
Fax: 212.451-2222

XII.	Affiliates.

To the extent any Affiliates of any of the parties hereto own shares of NCEH Common Stock, such persons shall be deemed to be required to vote such shares of NCEH Common Stock in the same manner as its Affiliate that is a party to this Agreement.

XIII.	Transfers.

For the avoidance of doubt, nothing in this Agreement will prevent any party from transferring its NCEH Common Stock after the Closing.

XIV.	Entire Agreement.

This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

XV.	Amendments.

This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

XVI.	Successors and Assigns.

This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto, except that Newcastle may assign its rights under this Agreement to any Affiliate of Newcastle.  This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party’s respective heirs, beneficiaries, executors, representatives and permitted assigns.

XVII.	Counterparts.

This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

XVIII.	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof).

XIX.	Severability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

XX.	Headings.

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

XXI.	Further Assurances.

Each party shall, upon request of the other parties hereto, execute and deliver any additional documents and take such actions as may reasonably be necessary to carry out the provisions hereof.

XXII.	Time of the Essence.

With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

XXIII.	Remedies Cumulative.

All rights and remedies under this Agreement are cumulative, not exclusive, and shall be in addition to all rights and remedies available to any party at law or in equity.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned on the day and year first written above.

NEWCASTLE PARTNERS, L.P.

By:	/s/ Mark Schwarz
	Name:	Mark Schwarz
	Title:	Chief Executive Office, Newcastle Capital Management, L.P., its General Partner

/s/ Dieter Esch
Name: Dieter Esch

LOREX INVESTMENTS AG

By:	/s/ Peter Marty
	Name:	Peter Marty
	Title:	Board of Directors

/s/ Brad Krassner
Name: Brad Krassner

KRASSNER FAMILY INVESTMENTS, L.P.

By:	/s/ Brad Krassner
	Name:	Brad Krassner
	Title:	General Partner

Exhibit I to the Mutual Support Agreement

Shareholder	Shares of Common Stock

Newcastle Partners, L.P.	19,381,000

Annex E

Form of Escrow Agreement

This Escrow Agreement (the “Agreement”), dated as of _____________ __, 2008 is entered into between [Dieter Esch (“Esch”), Lorex Investments AG, a Swiss corporation], [Brad Krassner (“Krassner”), Krassner Family Investments L.P.] ([“Lorex” together with Esch] [“Krassner L.P.” together with Krassner], the “Seller”), New Century Equity Holdings Corp. (including any successor thereto, “New Century”), and Olshan Grundman Frome Rosenzweig & Wolosky LLP, a New York limited liability partnership, as escrow agent (the “Escrow Agent”).

WHEREAS, Seller and New Century, together with Wilhelmina International, Ltd., a New York corporation (“Wilhelmina International”), certain entities affiliated with Wilhelmina International and other equity holders of Wilhelmina International, entered into an agreement (the “Purchase Agreement”), which Purchase Agreement provides, among other things, for the merger of Wilhelmina International with and into a subsidiary of New Century and the sale of the outstanding equity interests of Wilhelmina International affiliated entities to New Century;

WHEREAS, pursuant to the terms of the Purchase Agreement, as consideration thereunder, Seller shall be issued shares of common stock, par value $.01 per share, of New Century (“Seller NCEH Shares”) at the Closing;

WHEREAS, pursuant to the terms of the Purchase Agreement, Seller is required to enter into this Agreement with respect to ____________ Seller NCEH Shares issued to Seller at Closing (such Seller NCEH Shares, inclusive of Designated Matter Holdback Shares, including any securities issued in substitution thereof, the “Seller Restricted Shares”); and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings attributed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

1.           Appointment.  New Century and Seller hereby appoint Olshan Grundman Frome Rosenzweig & Wolosky LLP as escrow agent upon the terms and conditions set forth in this Agreement, and Escrow Agent accepts such appointment under the terms and conditions set forth in this Agreement.  Seller also hereby irrevocably constitutes and appoints the Escrow Agent as his attorney-in-fact and agent for the term of this Agreement to execute with respect to the Escrow Property (as hereinafter defined) all documents necessary or appropriate to complete any transaction herein contemplated.

2.           Deposit.  Seller hereby irrevocably authorizes New Century to deposit with the Escrow Agent a certificate or certificates evidencing the Seller Restricted Shares to be held hereunder.  All shares, certificates representing shares, other property, stock powers or other instruments of transfer and cash required to be deposited with the Escrow Agent pursuant hereto shall be referred to herein as the “Escrow Property.”  Any cash shall be deposited in a non-interest-bearing account.

3.           Rights of Sellers in Seller Restricted Shares.

(a)           Voting Rights as Stockholders.  The Seller Restricted Shares shall be considered issued and outstanding shares of New Century.  During the Escrow Period, subject to the provisions of the Mutual Support Agreement and, except as herein provided, Seller shall retain all rights as a stockholder of New Century including, without limitation, the right to vote the Seller Restricted Shares.

(b)           Transfer.  Seller and New Century agree that during the Escrow Period the Seller Restricted Shares shall not be sold, exchanged, assigned, gifted, encumbered, pledged, mortgaged, set over, hypothecated, transferred or otherwise disposed of, whether voluntarily or involuntarily, or by operation of law (collectively, a “Transfer”) by Seller, except with the express written consent of New Century (which consent shall reference the provisions of this Agreement).  Except for a Transfer permitted pursuant to the express terms of this Agreement including, without limitation, a Transfer covered by Section 7 of this Agreement, any purported and attempted Transfer of any Seller Restricted Shares or other Escrow Property while held in escrow under this Agreement shall be void ab initio, and such Seller Restricted Shares shall thereupon become immediately repurchasable by New Century from Seller for $.0001 (one hundredths of one penny) per share.  Seller agrees that the Seller Restricted Shares shall not be included in any registration (and shall not qualify as “registrable securities” or securities for which any demand or piggy back rights under any registration rights agreement may be exercised) until such time as the underlying shares are released to Seller pursuant to the terms of this Agreement and no restrictions apply thereto.

(c)           Dividends and Other Distributions in Respect of the Seller Restricted Shares.  During the Escrow Period, all dividends payable in stock, cash or other non-cash property (“Dividends”) shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term “Seller Restricted Shares” shall be deemed to include the non-cash Dividends distributed thereon, if any.

(d)           Dividends on Dissolution or Liquidation.  In the event of dissolution of New Century, or the partial or complete liquidation of all or substantially all of its assets, or in the event of bankruptcy or insolvency, the Seller Restricted Shares shall participate in, on a pro rata basis, with all other shares in any distribution dividend.  This Section 3(d) shall apply equally in the event of a merger or consolidation, or sale of assets.  The amount per share shall be adjusted in the event of a stock split or reclassification of shares.

4.           Repurchase Rights.

(a)           Upon written instructions executed by New Century and delivered to the Escrow Agent (and copied to Seller) that a Core Decrease is required pursuant to Section 2.6 of the Purchase Agreement, unless Seller has raised an objection in compliance with Section 2.6 of the Purchase Agreement, in which case upon resolution of such objections pursuant to Section 2.9 of the Purchase Agreement, the Escrow Agent shall promptly, in accordance with such written instructions, (i) release the applicable Escrow Property and (ii) execute such transfer documents to make effective a repurchase by New Century of Seller Restricted Shares consistent with the provisions of Section 2.6 of the Purchase Agreement.  Such written instructions shall include, without limitation (i) a statement that a Core Decrease has been determined pursuant to Section 2.6 of the Purchase Agreement; (ii) the dollar amount of such Core Decrease; (iii) a statement that either (A) Seller has failed to timely make (or cause to be made) his required cash payment of the Core Decrease in accordance with Section 2.6(a) of the Purchase Agreement, or (B) Seller elects to have the Seller Restricted Shares owned by him repurchased in lieu of his respective portion of the cash payment of the Core Decrease, (iv) the aggregate dollar amount and number of Seller Restricted Shares, of Seller to be released by the Escrow Agent and repurchased by New Century, (v) a statement that any objections raised have been resolved in accordance with Section 2.9 of the Purchase Agreement and (vi) the designee of New Century that will execute any applicable transfer forms and receive the Seller Restricted Shares being repurchased.   Following completion of New Century’s fiscal year 2008 audit and full satisfaction of any required Core Decrease or Core Increase pursuant to Section 2.6 of the Purchase Agreement (by way of a cash payment or the repurchase of Seller Restricted Shares, in either case actually effected in accordance with the terms of the Purchase Agreement), the Escrow Agent shall release to Seller all but $500,000 (or such lesser amount as remains in escrow following the foregoing repurchase) of Seller Restricted Shares previously issued to Seller (valued at the greater of (1) NCEH Book Value Per Share and (2) the Market Value of Purchaser Stock as of the applicable release date).

(b)           Upon written instructions executed by New Century and delivered to the Escrow Agent (and copied to Seller) that a Total Divisional Loss and/or an Excess Divisional Loss exists as provided in Section 2.8 of the Purchase Agreement, unless Seller has raised an objection in compliance with Section 2.8 of the Purchase Agreement, in which case upon resolution of such objections pursuant to Section 2.9 of the Purchase Agreement, the Escrow Agent shall promptly, in accordance with such written instructions, (i) release the applicable Escrow Property and (ii) execute such transfer documents to make effective a repurchase of Seller Restricted Shares consistent with the provisions of Section 2.8 of the Purchase Agreement.  Such written instructions shall include, without limitation (i) a statement that a Total Divisional Loss and/or an Excess Divisional Loss exists as provided in Section 2.8 of the Purchase Agreement; (ii) the dollar amount of such Total Divisional Loss and/or Excess Divisional Loss; (iii) the aggregate dollar amount and number of Seller Restricted Shares of Seller to be released by the Escrow Agent and repurchased by New Century; (iv) a statement that any objections raised have been resolved in accordance with Section 2.9 of the Purchase Agreement and (v) the designee of New Century that will execute any applicable transfer forms and receive the Seller Restricted Shares being repurchased.

(c)           Upon written instructions executed by New Century and delivered to the Escrow Agent (and copied to Seller) that the Designated Matter Post Closing Amount exceeds the Designated Matter Cash Deduction, unless Seller has unless Seller has raised an objection in compliance with Section 2.6 of the Purchase Agreement, in which case upon resolution of such objections pursuant to Section 2.9 of the Purchase Agreement, the Escrow Agent shall promptly, in accordance with such written instructions, (i) release the applicable Escrow Property and (ii) execute such transfer documents to make effective a repurchase of Designated Holdback Shares consistent with the provisions of Section 2.16 of the Purchase Agreement.  Such written instructions shall include, without limitation (i) a statement that the Designated Matter Post Closing Amount exceeds the Designated Matter Cash Deduction as provided in Section 2.16 of the Purchase Agreement; (ii) the dollar amount of such excess; (iii) the aggregate dollar amount and number of Designated Holdback Shares of Seller to be released by the Escrow Agent and repurchased by New Century; and (iv) the designee of New Century that will execute any applicable transfer forms and receive the Designated Holdback Shares being repurchased.  If not theretofore repurchased, any remaining Designated Matter Holdback Shares of Seller shall be released no later than 90 days following the later of (i) final settlement with respect to the matter set forth on Schedule 10.2(d) under the heading “Program Amounts” and (ii) full satisfaction of any required Core Decrease or Core Increase pursuant to Section 2.6 of the Purchase Agreement.  In no event shall Purchaser repurchase any Designated Matter Holdback Shares included in the Seller Restricted Shares other than in respect of the matters set forth on Schedule 10.2(d) of the Purchase Agreement.

(d)           In connection with the consummation of the transactions contemplated the foregoing Sections 4(a), 4(b) or 4(c), Escrow Agent is authorized and directed (i) to date and execute the stock assignment form or forms necessary for the transfer of any Seller Restricted Shares to New Century, (ii) to fill in on such form or forms the number of Seller Restricted Shares being transferred, and (iii) to otherwise make effective the applicable transfer in accordance with the foregoing.

(e)           In no event shall New Century’s failure to repurchase Seller Restricted Shares pursuant to the foregoing Section 4(a), 4(b) or 4(c) operate as a waiver of its repurchase rights hereunder; provided that New Century shall use its commercially reasonable efforts to repurchase Seller Restricted Shares in accordance with the procedures set forth above in a reasonably timely manner following any final determination that New Century is entitled to repurchase Seller Restricted Shares.

5.           Purchase Agreement Indemnification.

(a)           At any time and from time to time during the Claims Period (defined below), New Century may deliver to the Escrow Agent any number of written notices (each, an “Indemnification Notice”), with a copy of such Indemnification Notice to the Seller, (i) stating that New Century may be entitled to indemnification pursuant to the Purchase Agreement (an “Indemnification Claim”), (ii) stating New Century’s good faith estimate of the amount of Losses (the “Claim Amount”) with respect to such Indemnification Claim or if the maximum amount of Losses cannot reasonably be estimated by New Century, a statement to that effect, and (iii) specifying the nature of such Indemnification Claim in reasonable detail.

(b)           As soon as practicable, but in no event later than five Business Days, following receipt by the Escrow Agent of written instructions signed by each of the representatives of New Century and the Seller as set forth herein directing the Escrow Agent to release the Claim Amount (or any other amount mutually agreed upon by such parties) (a “Payment Authorization”), the Escrow Agent shall pay to New Century the amount set forth in such Payment Authorization from the Escrow Property.  At the election of New Century, all or the relevant portion of an Claim Amount payable to New Century may be satisfied by forfeiture of any remaining Seller Restricted Shares which stock shall be deemed to have a cash value equal to its Market Value as of the date of forfeiture (or return) as applicable.

(c)           The claims period under this Agreement shall begin on the date following the issuance of an auditor’s opinion in connection with, and upon completion of, New Century’s fiscal year 2008 audit and terminate on the Final Claim Date (the “Claims Period”). Notwithstanding the foregoing, if, prior to the close of business on the Final Claim Date (defined below), the Buyer has properly submitted an Indemnification Claim hereunder and such Indemnification Claim shall not have been finally resolved or disposed of at such date, such Indemnification Claim shall continue to survive and shall remain a basis for payment hereunder until such Indemnification Claim is finally resolved or disposed of in accordance with the terms hereof.  For the purposes of this agreement, “Final Claim Date” shall mean the last date on which New Century can bring a claim for indemnification for that particular claim under the Purchase Agreement.  In no event shall the exhaustion of Seller Restricted Shares or other Escrow Property limit the amount otherwise required to be paid by an indemnifying party pursuant to Article 10 of the Purchase Agreement.

6.           Termination. This Agreement shall terminate sixty (60) days following the occurrence of either (i) a repurchase of any Seller Restricted Shares pursuant to Section 4(b) or (ii) the payment by New Century of an Earnout Payment; provided that, if any Indemnification Claim for which New Century as a right of offset remains outstanding as of the date applicable in clause (i) or (ii), this Agreement shall terminate upon the resolution of all such outstanding Indemnification Claims.  In the event this Agreement is terminated pursuant to clauses (i) or (ii) and any Seller Restricted Shares or other Escrow Property remain in the escrow under this Agreement at such time, such remaining shares (or, if Section 7 applies, any excess cash after giving effect to the provisions thereof) shall be released to Seller.  Upon termination of this Agreement, all restrictions contained in this Agreement with respect to the released shares shall lapse and terminate.  The period commencing on the date of this Agreement and ending on the date of termination hereof shall be referred to herein as the “Escrow Period”.

7.           Extraordinary Transactions.  In the event that, prior to the termination of this Agreement, New Century consummates a merger or business combination or similar transaction pursuant to which the Seller Restricted Shares are converted to cash or another form of consideration, this Agreement shall continue in effect, and New Century (or New Century’s successor) shall continue to have the rights set forth in Section 4 hereof; provided that (i) if the Seller Restricted Shares were converted to cash in such transaction, in lieu of New Century making applicable repurchase, Seller shall irrevocably forfeit to New Century an amount of cash equal to (i) the Core Decrease (in the case of Section 4(a)) or the Total Divisional Loss or the Excess Divisional Loss, as applicable (in the case of Section 4(b)), up to the Residual Escrow Cap  or (ii) if the Seller Restricted Shares were converted to some other form of consideration, New Century (or New Century’s successor) shall be entitled to re-purchase (for a purchase price per share appropriately adjusted to reflect the exchange of consideration in the transaction) the same ratable portion of such other consideration as New Century would have repurchased of Seller Restricted Shares assuming no transaction had occurred.  In any transaction in which an election with respect to consideration can be made, Seller shall elect the cash alternative to the maximum extent permitted.

8.           Other Agreements.  In the event that any of the terms or provisions of any other agreement between any of the parties hereto conflict or are inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and control in all respects with respect to the subject matter hereof, unless such conflict or inconsistency is between this Agreement and the Purchase Agreement, in which case the Purchase Agreement shall govern.

9.           Language Concerning the Escrow Agent.  To induce the Escrow Agent to act hereunder, it is further agreed by New Century and Seller that:

(a)           The Escrow Agent shall not be under any duty to give the Escrow Property any greater degree of care than it gives its own similar property.

(b)           This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto.  No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent.  The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

(c)           If the Escrow Property is attached, garnished, or levied upon under the order of any court, or the delivery thereof shall be stayed or enjoined by the order of any court, or any other order, judgment or decree shall be made or entered by any court affecting the Escrow Property, the Escrow Agent is hereby expressly authorized to obey and comply with all writs, orders or decrees so entered or issued, whether with or without jurisdiction.  The Escrow Agent shall not be liable to any of the parties hereto or their successors by reason of compliance with any such writ, order or decree notwithstanding such writ, order or decree being subsequently reversed, modified, annulled, set aside or vacated.  The Escrow Agent may, in its sole and absolute discretion, deposit the Escrow Property or so much thereof as remains in its hands with the United States District Court whose jurisdiction includes New York County, New York, or the Supreme Court of the State of New York, New York County, if appropriate, and interplead the parties hereto. Upon so depositing such property and filing its complaint in interpleader, the Escrow Agent shall be relieved of all liability under the terms hereof as to the property so deposited and shall be entitled to recover in such interpleader action from the other parties hereto its reasonable attorneys' fees and related costs and expenses incurred in commencing and prosecuting such action and furthermore, the parties hereto for themselves and their successors and assigns, do hereby submit themselves to the jurisdiction of such courts and do hereby appoint the then clerk, or acting clerk, of such courts as their agent for the service of all process in connection with such proceedings.

(d)           In case the Escrow Agent becomes involved in any dispute or litigation in connection with this Agreement, it shall have the right to retain counsel, and shall have a lien on the Escrow Property for up to one-half of the amount of all reasonable and necessary costs, attorneys' fees, charges, disbursements and expenses in connection with such litigation, and shall be entitled to reimburse itself for such expenses out of the Escrow Property.  If up to one-half of the amount of the Escrow Agent's fees, costs, expenses, or reasonable attorneys’ fees provided for herein are not promptly paid by Seller, the Escrow Agent shall have the right to reimburse itself therefor from the Escrow Property held hereunder for any amount remaining unpaid by Seller. Notwithstanding anything herein to the contrary, the Escrow Agent shall be under no duty to monitor or enforce compliance by New Century or Seller with any term of provision of the Purchase Agreement.

(e)           The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof.  The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(f)           The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

(g)           The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof.  New Century and Seller shall jointly pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes.  This paragraph and paragraphs (c), (d) and (l) shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

(h)           The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

(i)           The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

(j)           Notwithstanding anything herein to the contrary, the Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Property to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement.  The resignation of the Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day that is thirty (30) days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent’s sole responsibility after that time shall be to safekeep the Escrow Property until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final, non-appealable order of a court of competent jurisdiction.

(k)           The Escrow Agent shall have no responsibility for the contents of any writing of any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

(l)           New Century and Seller agree to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees and expenses).  Up to one-half of any fees or expenses of the Escrow Agent or its counsel which are not paid as provided for herein may be taken from the Escrow Property, provided however that any such reduction in the Escrow Property shall be applied to reduce any amounts owed by Seller pursuant to Section 9(l).

(m)            No printed or other matter in any language (including without limitation prospectuses, notices, reports and promotional material) that mentions the Escrow Agent’s name or the rights, powers or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties’ behalf unless the Escrow Agent shall first have given its specific prior written consent thereto.

(n)           This Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, heirs, administrators and representatives and shall not be enforceable by or inure to the benefit of any third party except as provided in paragraph (j) with respect to a resignation by the Escrow Agent.  No party, other than the Escrow Agent, may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties.

(o)           The other parties hereto hereby authorize the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including, but not limited to, the Depository Trust Company and the Federal Reserve Book Entry System.

10.           Exculpation and Indemnification.

(a)           The obligations and duties of the Escrow Agent are confined to those specifically set forth in this Agreement.  The Escrow Agent shall not be subject to, nor be under any obligation to ascertain or construe the terms and conditions of any other instrument, whether or not now or hereafter deposited with or delivered to the Escrow Agent or referred to in this Agreement, nor shall the Escrow Agent be obligated to inquire as to the form, execution, sufficiency, or validity of any such instrument nor to inquire as to the identity, authority, or rights of the person or persons executing or delivering same.

(b)           The Escrow Agent shall not be personally liable for any act that it may do or omit to do hereunder in good faith and in the exercise of its own best judgment.

(c)           The Seller and New Century hereby agree, jointly and severally, to indemnify and hold harmless the Escrow Agent, and its partners, directors, officers, employees, and agents, from and against all costs, damages, judgments, reasonable attorneys’ fees (whether such attorneys shall be regularly retained or specifically employed), expenses, obligations and liabilities of every kind and nature that the Escrow Agent, and its partners, directors, officers, employees, and agents, incur, sustain, or are required to pay in connection with or arising out of this Agreement, unless the aforementioned results from the Escrow Agent’s gross negligence, bad faith or willful misconduct, and to pay the Escrow Agent on demand the amount of all such costs, damages, judgments, attorneys’ fees, expenses, obligations, and liabilities. The costs and expenses of enforcing this right of indemnification shall be paid one-half by New Century and one-half by Seller.  The foregoing indemnities in this paragraph shall survive the resignation or substitution of the Escrow Agent or the termination of this Agreement.

11.           Notice.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

NEW CENTURY:	Notices to New Century shall be sent to the following address: New Century Equity Holdings Corp. 200 Crescent Court, Suite 1400 Dallas, Texas 75230 Facsimile: (214) 661-7475 Attn: [ ]

SELLER:	Notices to Seller shall be sent to the following address: [____________]

ESCROW AGENT	Notices to the Escrow Agent, shall be sent to the following address: Olshan Grundman Frome Rosenzweig & Wolosky LLP Park Avenue Tower 65 East 55th Street New York, NY 10022 Attn: Steve Wolosky

12.           Miscellaneous.

(a)           Benefit and Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the others.

(b)           Waiver.  Either Seller or New Century may (i) extend the time for the performance by the other of any obligation or other act of any other party hereto or (ii) waive compliance by the other with any agreement or condition contained herein.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.  Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

(c)           Amendment.  This Agreement may be amended only by a written instrument signed by the party against which enforcement of any waiver, change, modification, extension or discharge is sought.

(d)           Tax Reporting.  Seller shall be responsible for reporting and payment of all taxes with respect to the Seller Restricted Shares (or any cash or securities in lieu thereof) held by the Escrow Agent under this Agreement.

(e)           Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

(f)           Time for Performance and Notices.  Whenever under the terms hereof the time for giving a notice or performing an act falls on a Saturday, Sunday or banking holiday, such time shall be extended to the next Business Day.

(g)           Governing Law.  This Agreement shall be governed by, and shall be construed in accordance with, the internal laws of the State of New York governing contracts made and to be performed entirely within such State, without reference to any choice-of-law principles of the laws of such state. If any provision herein shall be held to be invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative or administrative action, such holding or action shall be strictly construed and shall not affect the validity or the enforceability of any other provision herein. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York County, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

(h)           Waiver of Trial By Jury; Service of Process.  Each party agrees that service of process on such party as provided in Section 11 shall be deemed effective service of process on such party.  To the fullest extent not prohibited by applicable law, which cannot be waived, each of the parties hereby knowingly, voluntarily, intentionally and irrevocably waives any and all right to a trial by jury in any action or proceeding to enforce or defend any right, power, remedy or defense arising out of or related to this Agreement.

(i)           Non-Exclusive Remedy.  Nothing herein, including without limitation, any termination of this Agreement, shall in any manner limit or restrict New Century's rights to take action directly against Seller under applicable law (including pursuant to any contract rights under the Purchase Agreement or otherwise).

(j)           Counterparts.  This Agreement may be executed in any number of counterparts, by facsimile or other electronic transmission, with the same effect as if the signatures on all counterparts were on the same instrument.

(k)           Headings.  The headings of the sections and subsections of this Agreement are for ease of reference only and do not evidence the intentions of the parties.

(l)           Counsel.  The Escrow Agent has acted as legal counsel for New Century and may continue to act as legal counsel for New Century from time to time, notwithstanding its duties as the Escrow Agent hereunder.  Seller and New Century consent to the Escrow Agent in such capacity as legal counsel for New Century and waive any claim that such representation represents a conflict of interest on the part of the Escrow Agent.  New Century and Seller understand that the Escrow Agent is relying explicitly on the foregoing provision in entering into this Agreement.

(m)           USA Patriot Act Compliance.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  For a non-individual person such as a business entity, a charity, a trust or other legal entity the Escrow Agent will ask for documentation to verify its formation and existence as a legal entity.  The Escrow Agent may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.  The Seller and New Century each agrees to provide all such information and documentation as to themselves as requested by Escrow Agent to ensure compliance with federal law.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned on the day and year first written above.

NEW CENTURY:

New Century Equity Holdings Corp.

Name:
Title:

SELLER:

Name:
Title:

ACKNOWLEDGED AND
AGREED:

ESCROW AGENT:

Olshan Grundman Frome Rosenzweig
& Wolosky LLP

Name:
Title:

Annex F

FORM OF CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
NEW CENTURY EQUITY HOLDINGS CORP.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

______________________

It is herby certified that:

1.	The name of the corporation is New Century Equity Holdings Corp. (the “Corporation”).

2.	The Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by amending and restating Article I thereof in its entirety as follows:

“ARTICLE I.

NAME

The name of the corporation (the “corporation”) is WILHELMINA INTERNATIONAL, INC.”

3.
The amendment of the Corporation’s Amended and Restated Certificate of Incorporation was proposed, approved and deemed advisable by the Board of Directors of the Corporation and directed to be considered and voted upon at the 2008 annual meeting of stockholders of the Corporation (the “Annual Meeting”).

4.
The amendment of the Corporation’s Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware pursuant to a resolution adopted by the Corporation’s Board of Directors and by the affirmative vote of the holders of a majority of the capital stock of the Corporation at the Annual Meeting, a meeting duly called and held upon notice on [•], 2008 in accordance with Section 222 of the General Corporation Law of the State of Delaware and the Bylaws of the Corporation.

5.	The effective time of the amendment herein certified shall be the date of filing.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed by its Chief Executive Officer this [•] day of [•], 200[•].

NEW CENTURY EQUITY HOLDINGS CORP.

Name:
Title:

FORM OF CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
NEW CENTURY EQUITY HOLDINGS CORP.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

______________________

It is herby certified that:

1.	The name of the corporation is New Century Equity Holdings Corp. (the “Corporation”).

2.	The Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by amending and restating Article IV, Section 4.1 thereof in its entirety as follows:

   “4.1    Total Number of Shares of Stock.  The total number of shares of all classes of stock that the corporation shall have authority to issue is two hundred sixty million (260,000,000).  Of such shares, (i) two hundred fifty million (250,000,000) shall be common stock, par value $0.01 per share (“Common Stock”), and (ii) ten million (10,000,000) shall be preferred stock, par value $0.01 per share (“Preferred Stock”).”

3.
The amendment of the Corporation’s Amended and Restated Certificate of Incorporation was proposed, approved and deemed advisable by the Board of Directors of the Corporation and directed to be considered and voted upon at the 2008 annual meeting of stockholders of the Corporation (the “Annual Meeting”).

4.
The amendment of the Corporation’s Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware pursuant to a resolution adopted by the Corporation’s Board of Directors and by the affirmative vote of the holders of a majority of the capital stock of the Corporation at the Annual Meeting, a meeting duly called and held upon notice on [•], 2008 in accordance with Section 222 of the General Corporation Law of the State of Delaware and the Bylaws of the Corporation.

5.	The effective time of the amendment herein certified shall be the date of filing.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed by its Chief Executive Officer this [•] day of [•], 200[•].

NEW CENTURY EQUITY HOLDINGS CORP.

Name:
Title:

FORM OF CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
NEW CENTURY EQUITY HOLDINGS CORP.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

______________________

It is herby certified that:

1.	The name of the corporation is New Century Equity Holdings Corp. (the “Corporation”).

2.	The Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by adding the following new Article IV, Section 4.5:

    “4.5   Reverse Stock Split.  Effective at 5:00 p.m. (Eastern Time) on [•], 200[•] (the “Effective Time”), each [•] ([•]) shares of the corporation’s common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically and without any action on the part of the respective holders thereof be combined and reclassified into one (1) share of common stock, par value $0.01 per share (the “New Common Stock”) (and such combination and reclassification, the “Reverse Stock Split”).  Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued in connection with the Reverse Stock Split and the corporation shall not recognize on its stock record books any purported transfer of any fractional share of New Common Stock.  In lieu of issuing fractional shares in connection with the Reverse Stock Split, each holder shall be issued one full share of New Common Stock.  Each stock certificate that immediately prior to the Effective Time represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive upon surrender of such certificate a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.  From and after the Effective Time, the term “New Common Stock” as used in this paragraph shall mean Common Stock as otherwise used in this Amended and Restated Certificate of Incorporation.”

3.
The amendment of the Corporation’s Amended and Restated Certificate of Incorporation was proposed, approved and deemed advisable by the Board of Directors of the Corporation and directed to be considered and voted upon at the 2008 annual meeting of stockholders of the Corporation (the “Annual Meeting”).

4.
The amendment of the Corporation’s Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware pursuant to a resolution adopted by the Corporation’s Board of Directors and by the affirmative vote of the holders of a majority of the capital stock of the Corporation at the Annual Meeting, a meeting duly called and held upon notice on [•], 2008 in accordance with Section 222 of the General Corporation Law of the State of Delaware and the Bylaws of the Corporation.

5.	The effective time of the amendment herein certified shall be the date of filing.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed by its Chief Executive Officer this [•] day of [•], 200[•].

NEW CENTURY EQUITY HOLDINGS CORP.

Name:
Title:

FORM OF CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
NEW CENTURY EQUITY HOLDINGS CORP.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

______________________

It is herby certified that:

1.	The name of the corporation is New Century Equity Holdings Corp. (the “Corporation”).

2.	The Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by amending and restating Article VIII, Section 8.2 thereof in its entirety as follows:

    “8.2    Annual Election of Board of Directors.  Directors shall be elected at each annual meeting of stockholders of the corporation and each director shall hold office until the annual meeting of stockholders next succeeding said director’s election, and until said director’s successor is elected and qualified, or until the earlier of said director’s death, resignation or removal.”

3.
The amendment of the Corporation’s Amended and Restated Certificate of Incorporation was proposed, approved and deemed advisable by the Board of Directors of the Corporation and directed to be considered and voted upon at the 2008 annual meeting of stockholders of the Corporation (the “Annual Meeting”).

4.
The amendment of the Corporation’s Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware pursuant to a resolution adopted by the Corporation’s Board of Directors and by the affirmative vote of the holders of a majority of the capital stock of the Corporation at the Annual Meeting, a meeting duly called and held upon notice on [•], 2008 in accordance with Section 222 of the General Corporation Law of the State of Delaware and the Bylaws of the Corporation.

5.	The effective time of the amendment herein certified shall be the date of filing.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed by its Chief Executive Officer this [•] day of [•], 200[•].

NEW CENTURY EQUITY HOLDINGS CORP.

Name:
Title:

Annex G

FORM OF
AMENDMENT NO. 1 TO
THE BYLAWS
OF
NEW CENTURY EQUITY HOLDINGS CORP.
______________________

In accordance with Article IX of the Bylaws of New Century Equity Holdings Corp. (the “Corporation”), by the affirmative vote of the holders of in excess of sixty-six and two-thirds percent (66-2/3%) of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, the Bylaws of the Corporation are hereby amended, for the sole purpose of declassifying the organization of the Board of Directors of the Corporation, as follows:

1.           Article III, Section 3.2 of the Corporation’s Bylaws shall be deleted in its entirety and be replaced by a new Article III, Section 3.2 to read as follows:

3.2           A director need not be a stockholder, a citizen of the United States or a resident of the State of Delaware.  Except as otherwise fixed by or pursuant to the provisions of Article IV of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the directors of the Corporation shall be fixed from time to time by the board of directors, but shall not be less than three.

Directors shall be elected at each annual meeting of stockholders of the Corporation and each director shall hold office until the annual meeting of stockholders next succeeding said director’s election, and until said director’s successor is elected and qualified, or until the earlier of said director’s death, resignation or removal.  Advance notice of stockholder nominations for the election of directors shall be given in the manner provided in Section 3.16 of this Article III of these Bylaws.

2.           Article III, Section 3.3 of the Corporation’s Bylaws shall be deleted in its entirety and be replaced by a new Article III, Section 3.3 to read as follows:

3.3           Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of the stockholders of the Corporation and until such director’s successor shall have been duly elected and qualified.  No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.  Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office, with or without cause, only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

DATED: [•], 2008

____________________________
Name:
Title:

G-1

Annex H

NEW CENTURY EQUITY HOLDINGS CORP.
(FORMERLY KNOWN AS BILLING CONCEPTS CORP.)
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I.     PURPOSE

The primary function of the Audit Committee of New Century Equity Holdings Corp. (Corporation) is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's Systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

Review and appraise the audit efforts of the Corporation's independent accountants.

Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.     COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Any of the following would be considered to impair a director's independence:

o   A director who is an employee or has been an employee during the past three years.

o   A director who accepts compensation in excess of $60,000 from the Corporation or any of its affiliates during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.

o   A director who is a partner in, a controlling shareholder or executive officer of any for-profit business organization to which the Corporation made or received payments in any of the past three years that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is greater. Payments resulting solely from investments in the Corporation's securities need not be considered for this purpose.

o   A director who is employed as an executive of another corporation where any of the Corporation's executives serve on that corporation's compensation committee.

o   A director who is an immediate family member of an individual who has been an executive officer of the Corporation or its affiliates during the past three years.

All members of the Committee shall be financially literate, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

The Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should be available as requested by the independent accountants or management to discuss any issues related to the Corporation's quarterly financials prior to filing its Form 10-Q.

IV.      RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

            DOCUMENTS/REPORTS REVIEW

1.   Review and update this Charter periodically, at least annually, as conditions dictate.

2.   Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

            INDEPENDENT ACCOUNTANTS

3.   Recommend to the Board of Directors the selection of the independent accountants, and review the scope of work to be performed by the independent accountants in connection with both the annual audit and the quarterly reviews. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

4.  Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

5.  Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

FINANCIAL REPORTING PROCESSES

6.  In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

7.   Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

8.   Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

            PROCESS IMPROVEMENT

9.   Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

10.  Following completion of the annual audit, review with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

11.  Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

12.  Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

13.  Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

14.  Review management's monitoring of the Corporation's compliance with the Corporation's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public, satisfy legal requirements.

15.  Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

16.  Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

17.  Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

PRELIMINARY COPY-SUBJECT TO COMPLETION, DATED OCTOBER 14, 2008

PROXY

NEW CENTURY EQUITY HOLDINGS CORP.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
(214) 661-7488

2008 Annual Meeting of Stockholders
________ __, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of New Century Equity Holdings Corp., a Delaware corporation (the “Company”), does hereby appoint Mark E. Schwarz and John P. Murray, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the 2008 annual meeting of stockholders of the Company to be held at the Company's offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201 on __________ at _______, local time, or at any adjournment or postponement thereof (the “Annual Meeting”), in accordance with the instructions provided herewith.  The undersigned hereby revokes any proxy or proxies previously given by the undersigned to vote at the Annual Meeting.

IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE BY THE UNDERSIGNED AND IN THE DISCRETION OF THE HEREIN NAMED ATTORNEYS AND PROXIES OR THEIR SUBSTITUTES WITH RESPECT TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING THAT ARE UNKNOWN TO THE COMPANY A REASONABLE TIME BEFORE THIS SOLICITATION.  IF NO SUCH DIRECTIONS ARE GIVEN BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5, 7 AND 8 AND “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AS SET FORTH IN PROPOSAL 6 SHOWN ON THE REVERSE.

A MAJORITY OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 7 AND 8 AND “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AS SET FORTH IN PROPOSAL 6.  THE APPROVAL OF PROPOSALS 2, 3 AND 4 ARE CONDITIONED UPON THE APPROVAL OF PROPOSAL 1.

This proxy will be valid until the sooner of one year from the date indicated on the reverse and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒ Please mark vote as in this example

Proposal No. 1 – The Acquisition Proposal

To approve the Company’s acquisition of Wilhelmina International, Ltd. and its affiliated entities.

☐  FOR   ☐  AGAINST   ☐  ABSTAIN

Proposal No. 2 – The Name Change Proposal

To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to change the Company’s name from “New Century Equity Holdings Corp.” to “Wilhelmina International, Inc.”

☐  FOR   ☐  AGAINST   ☐  ABSTAIN

Proposal No. 3 – The Capitalization Proposal

To approve and adopt an amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 75,000,000 to 250,000,000.

☐  FOR   ☐  AGAINST   ☐  ABSTAIN

Proposal No. 4 – The Reverse Stock Split Proposal

To grant authority to the Company’s Board of Directors to effect at any time prior to December 31, 2009 a reverse stock split of our Common Stock at a ratio within the range from one-for-ten to one-for-thirty, with the exact ratio to be set at a whole number within this range to be determined by the Company’s Board of Directors in its discretion.

☐  FOR   ☐  AGAINST   ☐  ABSTAIN

Proposal No. 5 – The Declassification Proposal

To approve and adopt an amendment to the Certificate of Incorporation and the Company’s Bylaws to provide for the annual election of directors.

☐  FOR   ☐  AGAINST   ☐  ABSTAIN

Proposal No. 6 – The Director Proposal

To elect the following directors to the Company’s Board of Directors:

6(a) – if both the Acquisition Proposal and the Declassification Proposal are approved, to elect the following seven nominees to serve as directors until the 2009 annual meeting of stockholders of the Company and until their successors are duly elected and qualify:

Name
Mark E. Schwarz	FOR ALL NOMINEES ☐
Jonathan Bren
James Risher	WITHHOLD FOR ALL NOMINEES ☐
John Murray*
Evan Stone*	FOR ALL NOMINEES EXCEPT ☐
Dr. Hans-Joachim Bohlk*	(See instruction below)
Derek Fromm*

Instruction: To withhold authority to vote for any individual nominee, mark “FOR ALL NOMINEES EXCEPT” and write that nominee’s name in the space provided above.
*	Election conditioned on the consummation of the Company’s acquisition of Wilhelmina International, Ltd. and its affiliated entities.

6(b) – if the Acquisition Proposal is not approved and the Declassification Proposal is approved, to elect the following three nominees to serve as directors until the 2009 annual meeting of stockholders of the Company and until their successors are duly elected and qualify:

Name
Mark E. Schwarz	FOR ALL NOMINEES ☐
Jonathan Bren
James Risher	WITHHOLD FOR ALL NOMINEES ☐

FOR ALL NOMINEES EXCEPT ☐
(See instruction below)

Instruction: To withhold authority to vote for any individual nominee, mark “FOR ALL NOMINEES EXCEPT” and write that nominee’s name in the space provided above.

6(c) – if the Acquisition Proposal is approved and the Declassification Proposal is not approved to elect the following five nominees to serve as directors until the expiration of their respective terms, in accordance with the Class designation indicated below, and until their successors are duly elected and qualify:

Name	Class	Next Subject to Election
James Risher	II	2011	FOR ALL NOMINEES ☐
John Murray*	II	–
Evan Stone*	III	–	WITHHOLD FOR ALL NOMINEES ☐
Dr. Hans-Joachim Bohlk*	III	–
Derek Fromm*	I	–	FOR ALL NOMINEES EXCEPT ☐
(See instruction below)

Instruction: To withhold authority to vote for any individual nominee, mark “FOR ALL NOMINEES EXCEPT” and write that nominee’s name in the space provided above.
*	Election conditioned on the consummation of the Company’s acquisition of Wilhelmina International, Ltd. and its affiliated entities.

6(d) – if neither the Acquisition Proposal nor the Declassification Proposal is approved, to elect the following nominee to serve as a director until the expiration of his term, in accordance with the Class designation indicated below, and until his successor is duly elected and qualifies:

Name	Class	Next Subject to Election
James Risher	II	2011	FOR NOMINEE ☐

			WITHHOLD FOR NOMINEE ☐

Proposal No. 7 – The Auditor Proposal

To ratify the appointment of Burton McCumber & Cortez, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

☐  FOR   ☐ AGAINST   ☐ ABSTAIN

Proposal No. 8 – The Adjournment Proposal

To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies if, based upon the tabulated vote at the time of the Annual Meeting, any of the foregoing proposals have not been approved.

☐  FOR   ☐  AGAINST   ☐ ABSTAIN

Dated: _______________________

_____________________________ (L.S.)

_____________________________ (L.S.)

Signature(s)

NOTE:  Please sign exactly as your name or names appear hereon.  When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing.  When signing as joint tenants, all parties in the joint tenancy must sign.  When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.